UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:          October 31, 2006

Date of reporting period:         October 31, 2006


ITEM 1.  REPORT TO SHAREHOLDERS
===============================


                                                            -----------------
                                                            WELLS   ADVANTAGE
                                                            FARGO   FUNDS
                                                            -----------------

          [GRAPHIC OMITTED]                       OCTOBER 31, 2006

                                                     ANNUAL REPORT

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

Wells Fargo Advantage Specialized Financial Services Fund
Wells Fargo Advantage Specialized Health Sciences Fund
Wells Fargo Advantage Specialized Technology Fund

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------
   Specialized Financial Services Fund ....................................    2
   Specialized Health Sciences Fund .......................................    4
   Specialized Technology Fund ............................................    6

Fund Expenses (Unaudited) .................................................    8
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   Specialized Financial Services Fund ....................................   10
   Specialized Health Sciences Fund .......................................   14
   Specialized Technology Fund ............................................   18

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   22
   Statements of Operations ...............................................   23
   Statements of Changes in Net Assets ....................................   24
   Financial Highlights ...................................................   28
   Notes to Financial Highlights ..........................................   32

Notes to Financial Statements .............................................   33
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ...................   41
--------------------------------------------------------------------------------

Other Information (Unaudited) .............................................   42
--------------------------------------------------------------------------------

List of Abbreviations .....................................................   49
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                    WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE SPECIALTY FUNDS annual report for the period that ended October 31, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      Growth in real Gross Domestic Product (GDP) averaged 2.9% for the four quarters that ended September 30, 2006. The unemployment rate fell from 5% to 4.4% and inflation remained relatively low for the 12-month period that ended October 31, 2006. This was a remarkable economic performance for a period in which oil prices rose and fell sharply, geopolitical tensions remained strong, and the Fed raised the Federal funds rate from 3.25% to 5.25%.

      By mid-2006, signs that economic growth was slowing gave rise to the expectation that the Fed would pause in its cycle of raising interest rates, often described as credit tightening. At the Federal Open Market Committee
(FOMC) meeting on August 8, 2006, the FOMC decided to leave the Federal funds rate unchanged at 5.25%, ending a string of 17 consecutive meetings at which the committee decided to raise the Federal funds rate. The FOMC also left the rate unchanged at its subsequent meetings on September 20, 2006, and at its two-day meeting on October 24-25, 2006. The slower pace of economic growth that emerged in the second quarter of 2006 and that continued through the third quarter may lead to a gradual reduction in inflation pressures. Recent declines in energy prices may also help the Fed achieve its objective of lower inflation in 2007.

      The slowdown in growth has been led by a significant decline in housing activity. Speculation in sought-after housing markets have given way to a weaker pace of sales, sizable inventories of unsold homes, and a sharp reduction in new housing. In August, for the first time in a decade, the median sales price of existing homes fell below the previous year's level. Record-high gasoline prices during the spring and summer also contributed to a decline in consumer spending and, consequently, to slower GDP growth. Near the close of the third quarter, gasoline prices dropped sharply and mortgage rates declined about one-half a percentage point. These developments have already helped to boost consumer confidence and may improve prospects for better growth in the quarters ahead.

STOCKS RESPONDED POSITIVELY TO THE FED'S PAUSE
--------------------------------------------------------------------------------

      The equity markets responded positively to the Fed's decision in mid 2006 to keep the Federal funds rate unchanged and to the prospect of less inflation in the months ahead. By October 31, 2006, the Dow Jones Industrial Average closed at 12,080.73, close to its all-time high for the 12-month period. The risks to the economic outlook--a sluggish housing sector and the possibility of weak consumer spending--seem to have been offset by such favorable fundamentals as lower bond yields and excellent corporate earnings growth.

LOOKING AHEAD
--------------------------------------------------------------------------------

      If inflation pressures recede and economic growth rebounds, the outlook for stocks could remain positive. However, given the sluggish housing market, fluctuating energy prices, and continuing geopolitical tension, we believe maintaining a long-term perspective and a high degree of portfolio diversification may help investors over time. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track for reaching your financial destination.

      To help you reach your diversification goals, we offer funds across most major asset classes that are guided by skillful money managers--our subadvisers--who are chosen for their focused attention on a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
  Allen J. Ayvazian                        07/02/1962
  Allen Wisniewski, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 17.83%1 (excluding sales charges) for the 12-month period that ended October 31, 2006, outperforming the S&P 500 Index 2 , which returned 16.33% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Financial stocks, in which the Fund concentrates its investments, outperformed the general market during the period as investors correctly anticipated an end to the Fed's cycle of raising interest rates. Having left rates unchanged for the last three policy meetings due to moderating economic and inflation conditions, many now look for the Fed to begin lowering rates sometime in 2007. Additionally, many of the companies held in the Fund reported earnings well ahead of expectations. This was especially true for companies in the investment banking/brokerage and asset management industries, where the Fund is well represented.

      Examples of solid-performing stocks in the investment banking/brokerage area included Bear Stearns, Goldman Sachs, and Morgan Stanley. Within the asset management industry, AMVESCAP and Alliance Bernstein were two examples of solid performers. These companies benefited from a rising equity market, strong capital markets (especially trading and mergers and acquisitions), and good capital inflows into mutual funds.

      The flat yield curve--which had short-term interest rates nearly matching long-term interest rates--had a negative impact on profitability for the Fund's regional bank stocks. However, the Fund did benefit from its holdings of Summit Bancshares and Golden West Financial; both share prices rose in response to announcements that they had been purchased by other banks. The Fund also benefited from its investment in some larger bank stocks, such as JPMorgan Chase and Bank of America.

      While insurance companies reported solid earnings, their stock price returns were muted. Favorable loss trends have allowed property and casualty companies to post good earnings results. RenaissanceRe, a recent addition to the Fund, was a strong performer because it benefited from improved premium pricing in the reinsurance market coupled with reduced catastrophe losses.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDING DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund modestly increased its holdings of international stocks with the purchase of London-based bank HSBC Holdings and Toronto-based life insurance company Manulife Financial. The investment in HSBC, which sported an attractive valuation and good dividend yield, allowed the Fund to capitalize on the company's major global exposure, especially in Asia. Manulife, which is growing faster than the overall insurance industry, also has a strong Asian presence.

      The Fund also added MetLife, a well-diversified insurance company selling at an attractive valuation relative to its book value; Prologis, a real estate investment trust that benefited from its investment in distribution-related properties worldwide; and Charles Schwab, a security brokerage company whose earnings benefited from rising retail investor participation in the financial markets.

      The Fund continued to reduce its regional bank exposure because business fundamentals remained unfavorable relative to other investment opportunities.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The environment remains favorable for investment banking/brokerage stocks due to strong global capital markets. Once we begin to see a normally sloped yield curve, we believe that profitability for banks will improve. While credit losses could increase from unusually low levels, we believe that an expanding economy will allow for a reasonably benign credit cycle. Selling at only a modest premium-to-book value, we think that valuations for insurance companies are quite attractive. We continue to seek long-term capital appreciation by investing in what we believe are the most fundamentally attractive companies in the financial sector.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES AND FINANCIAL SERVICES SECTOR RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND.

1 The Fund's adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders.Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS                     WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                       Including Sales Charge                  Excluding Sales Charge
                                                --------------------------------------   -------------------------------------
                                                6-Months*   1-Year   5-Year    10-Year   6-Months*  1-Year   5-Year    10-Year
-------------------------------------------------------------------------------------------------------------------------------
Specialized Financial Services Fund - Class A
  (Incept. Date 07/02/1962)                        (0.79)    11.05     8.09       8.70       5.27    17.83     9.38       9.34
-------------------------------------------------------------------------------------------------------------------------------
Specialized Financial Services Fund - Class B
  (Incept. Date 05/01/1997)                         0.13     11.96     8.24       8.37       5.13    16.96     8.53       8.37
-------------------------------------------------------------------------------------------------------------------------------
Specialized Financial Services Fund - Class C
  (Incept. Date 05/01/1997)                         3.90     15.79     8.50       8.33       4.90    16.79     8.50       8.33
-------------------------------------------------------------------------------------------------------------------------------
Benchmark
  S&P 500 Index 2                                                                            6.11    16.33     7.25       8.64
-------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  0.78
--------------------------------------------------------------------------------
   Price to Earnings (trailing 12 months)                                13.18x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                    2.00x
--------------------------------------------------------------------------------
   Median Market Cap. ($B)                                               $20.93
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        21%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
   Bank of America Corporation                                             8.59%
--------------------------------------------------------------------------------
   Citigroup Incorporated                                                  8.35%
--------------------------------------------------------------------------------
   JPMorgan Chase & Company                                                5.69%
--------------------------------------------------------------------------------
   American International Group Incorporated                               4.94%
--------------------------------------------------------------------------------
   Goldman Sachs Group Incorporated                                        4.27%
--------------------------------------------------------------------------------
   Merrill Lynch & Company Incorporated                                    4.15%
--------------------------------------------------------------------------------
   Morgan Stanley                                                          3.21%
--------------------------------------------------------------------------------
   Wachovia Corporation                                                    2.87%
--------------------------------------------------------------------------------
   Bear Stearns Companies Incorporated                                     2.84%
--------------------------------------------------------------------------------
   American Express Company                                                2.78%


INDUSTRY DISTRIBUTION 3 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Security & Commodity Brokers, Dealers, Exchanges & Services                21%
Business Services                                                           1%
Depository Institutions                                                    44%
Non-Depository Credit Institutions                                          9%
Insurance Carriers                                                         23%
Financial Services                                                          1%
Insurance Agents, Brokers & Service                                         1%

GROWTH OF $10,000 INVESTMENT 5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                              WELLS FARGO ADVANTAGE
                                              SPECIALIZED FINANCIAL
            Date      S&P 500 Index          SERVICES FUND - Class A
        ----------    -------------          -----------------------
        10/31/1996       10,000                         9,425
        11/30/1996       10,755                        10,076
        12/31/1996       10,542                         9,824
         1/31/1997       11,201                        10,347
         2/28/1997       11,288                        10,837
         3/31/1997       10,825                        10,179
         4/30/1997       11,471                        10,665
         5/31/1997       12,168                        11,109
         6/30/1997       12,713                        11,475
         7/31/1997       13,724                        12,531
         8/31/1997       12,955                        12,226
         9/30/1997       13,664                        13,232
        10/31/1997       13,208                        13,048
        11/30/1997       13,819                        13,471
        12/31/1997       14,057                        14,225
         1/31/1998       14,211                        13,564
         2/28/1998       15,236                        14,533
         3/31/1998       16,016                        15,217
         4/30/1998       16,180                        15,372
         5/31/1998       15,901                        14,901
         6/30/1998       16,547                        15,277
         7/31/1998       16,372                        15,255
         8/31/1998       14,006                        11,883
         9/30/1998       14,904                        12,505
        10/31/1998       16,115                        13,727
        11/30/1998       17,092                        14,260
        12/31/1998       18,076                        14,956
         1/31/1999       18,832                        14,693
         2/28/1999       18,246                        14,793
         3/31/1999       18,976                        14,721
         4/30/1999       19,710                        15,894
         5/31/1999       19,245                        15,214
         6/30/1999       20,313                        15,502
         7/31/1999       19,679                        14,638
         8/31/1999       19,582                        14,152
         9/30/1999       19,045                        13,815
        10/31/1999       20,251                        15,668
        11/30/1999       20,662                        14,775
        12/31/1999       21,879                        13,692
         1/31/2000       20,780                        13,324
         2/29/2000       20,388                        11,762
         3/31/2000       22,382                        13,476
         4/30/2000       21,708                        12,949
         5/31/2000       21,263                        14,014
         6/30/2000       21,788                        12,743
         7/31/2000       21,448                        13,405
         8/31/2000       22,780                        14,911
         9/30/2000       21,577                        15,150
        10/31/2000       21,487                        15,177
        11/30/2000       19,794                        14,889
        12/31/2000       19,891                        16,560
         1/31/2001       20,597                        16,874
         2/28/2001       18,720                        16,227
         3/31/2001       17,535                        15,712
         4/30/2001       18,896                        15,912
         5/31/2001       19,023                        16,761
         6/30/2001       18,560                        16,847
         7/31/2001       18,378                        16,905
         8/31/2001       17,230                        16,144
         9/30/2001       15,839                        15,367
        10/31/2001       16,142                        14,705
        11/30/2001       17,380                        15,667
        12/31/2001       17,533                        16,081
         1/31/2002       17,277                        16,111
         2/28/2002       16,944                        16,040
         3/31/2002       17,581                        17,177
         4/30/2002       16,515                        17,088
         5/31/2002       16,395                        17,036
         6/30/2002       15,227                        16,466
         7/31/2002       14,041                        15,176
         8/31/2002       14,132                        15,523
         9/30/2002       12,598                        13,999
        10/31/2002       13,705                        14,187
        11/30/2002       14,511                        14,451
        12/31/2002       13,659                        13,879
         1/31/2003       13,303                        13,614
         2/28/2003       13,103                        13,348
         3/31/2003       13,229                        13,368
         4/30/2003       14,319                        14,739
         5/31/2003       15,072                        15,615
         6/30/2003       15,265                        15,767
         7/31/2003       15,534                        16,224
         8/31/2003       15,836                        16,224
         9/30/2003       15,669                        16,255
        10/31/2003       16,554                        17,323
        11/30/2003       16,700                        17,399
        12/31/2003       17,575                        17,926
         1/31/2004       17,898                        18,395
         2/29/2004       18,147                        18,958
         3/31/2004       17,873                        18,711
         4/30/2004       17,592                        17,630
         5/31/2004       17,833                        17,959
         6/30/2004       18,179                        17,939
         7/31/2004       17,577                        17,751
         8/31/2004       17,648                        18,033
         9/30/2004       17,838                        18,060
        10/31/2004       18,111                        18,202
        11/30/2004       18,845                        18,674
        12/31/2004       19,485                        19,238
         1/31/2005       19,010                        18,829
         2/28/2005       19,409                        18,727
         3/31/2005       19,066                        18,203
         4/30/2005       18,703                        17,947
         5/31/2005       19,298                        18,408
         6/30/2005       19,325                        18,766
         7/31/2005       20,044                        19,176
         8/31/2005       19,862                        18,766
         9/30/2005       20,023                        19,025
        10/31/2005       19,688                        19,539
        11/30/2005       20,432                        20,362
        12/31/2005       20,440                        20,393
         1/31/2006       20,981                        20,716
         2/28/2006       21,037                        21,093
         3/31/2006       21,299                        21,114
         4/30/2006       21,585                        21,870
         5/31/2006       20,965                        21,114
         6/30/2006       20,992                        20,849
         7/31/2006       21,122                        21,391
         8/31/2006       21,624                        21,499
         9/30/2006       22,180                        22,425
        10/31/2006       22,903                        23,022

--------------------------------------------------------------------------------

      Performance shown for Class A shares of the Fund for periods prior to February 25, 2002, reflects the performance of the Class A-1 shares of the SIFE Trust Fund, its predecessor fund. Performance shown for Class B and Class C shares of the Fund for periods prior to May 1, 1997, reflects the performance of the Fund's Class A shares, adjusted to reflect each respective class's fees and expenses.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

3 Fund characteristics, equity holdings and industry distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and industry distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND Class A shares for the most recent ten years with the S&P

500 Index.The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                     PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SPECIALIZED HEALTH SCIENCES FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The WELLS FARGO ADVANTAGE SPECIALIZED HEALTH SCIENCES FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                      SUBADVISER
   Wells Fargo Funds Management, LLC            RCM Capital Management, LLC

FUND MANAGER                                 FUND INCEPTION DATE
   Michael Dauchot, M.D.                        04/02/2001

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 4.81% 1 (excluding sales charges) for the 12-month period that ended October 31, 2006, underperforming its benchmark, the MSCI/World Health Care Index 2, which returned 13.98%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 16.33% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's overweighted position in St. Jude Medical was a top detractor from performance. The stock fell due to poor sales in its core business. A significant underweighted position in AstraZeneca also hurt performance. The company was one of the best-performing European pharmaceutical companies during the past year. UnitedHealth, the largest HMO company in the United States, dropped during the year due to decelerating margin expansion and the emergence of a stock option scandal involving top management. Finally, Genentech's stock fell due to general biotechnology weakness and also to declining sales growth in Avastin, one of its popular drugs.

      Performance was negatively impacted by small-cap biotechnology stocks, which fell in the face of FDA setbacks or disappointing data with lead products. Neurocrine Biosciences fell sharply after the FDA issued a nonapprovable letter for its lead compound Indiplon. This was partially offset by hedging with options and an offsetting position in Sepracor. PDL Biopharmaceuticals hurt performance during the third quarter of 2006 due to disappointing product sales and the announcement of higher research and development spending for 2006. Finally, Adolor's stock fell when the FDA required more data for its lead compound Entereg, leading to a one-year delay in the product's introduction.

      Small-cap biotechnology losses were offset by the acquisition of two biotechnology holdings, Myogen and Abgenix. Myogen rose from strong clinical data and its acquisition by Gilead Sciences. Abgenix was acquired by Amgen at a 50% premium in late 2005 and had excellent clinical data on its lead clinical compound. The Fund's best-performing stocks during the past year were two medical technology IPOs, Volcano, and BioMimetic Therapeutics. Both offerings were at an attractive discount to the original filing price and reported good financial and clinical data later in the year.

      The Fund's top-performing large cap stocks were Shire Pharmaceuticals and Celgene. Shire reported good earnings and pipeline news that its most important revenue contributor, Adderal XR, would face generic competition later than originally assumed. Celgene's stock increased after its lead compound, Revlimid, was approved.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Changes to the Fund included a reduction in biotechnology holdings and a concurrent increase in large-cap pharmaceutical holdings, particularly an increase in Merck & Co. and Johnson & Johnson. Other changes included the addition of three IPOs: Mindray Medical, Volcano, and BioMimetic Therapeutics.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      An increasing number of economists are forecasting a slowdown in economic growth, citing housing market weakness, energy prices that remain at high levels despite recent declines, and the delayed impact of 17 interest rate hikes. Despite short-term interest rate hikes, many homeowners exposed to adjustable rate mortgages have been able to refinance into longer-term fixed-rate loans at relatively attractive levels. The corporate sector remains healthy, and we think that leadership is likely to shift away from housing-related strength to favor other sectors of the economy, including health care and biotechnology.

      We believe that the second half of any year is typically a time when biotechnology rallies and that 2006 will be no exception. We anticipate that most large-cap biotechnology companies will post strong earnings. In our opinion, large-cap pharmaceutical companies are also poised to deliver encouraging earnings news, though we are unlikely to see the levels of appreciation experienced in the first half of 2006. Still, these companies offer improving fundamentals at reasonable valuations. Medical technology continues to be plagued by anemic growth in several key categories, but we believe that the sector still offers the potential for positive returns through careful stock selection. While we believe HMOs are due for a rebound, health care service companies in general tend to underperform ahead of elections as the fear of potential health care reform almost invariably casts a shadow over the sector. Typically, though, these market reactions create buying opportunities with excellent long-run appreciation potential.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENTS RISK, NONDIVERSIFIED PORTFOLIO RISK, AND HEALTH SCIENCES SECTOR RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's manager.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SPECIALIZED HEALTH SCIENCES FUND.

PERFORMANCE HIGHLIGHTS                     WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                         Including Sales Charge                    Excluding Sales Charge
                                               ------------------------------------------  -----------------------------------------
                                               6-Months*   1-Year   5-Year   Life of Fund  6-Months*  1-Year   5-Year   Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
Specialized Health Sciences Fund - Class A
 (Incept. Date 04/02/2001)                       (3.03)     (1.21)    1.90        1.85        2.89      4.81     3.12       2.94
------------------------------------------------------------------------------------------------------------------------------------
Specialized Health Sciences Fund - Class B
 (Incept. Date 04/02/2001)                       (2.56)     (0.96)    1.95        1.99        2.44      4.04     2.32       2.15
------------------------------------------------------------------------------------------------------------------------------------
Specialized Health Sciences Fund - Class C
 (Incept. Date 04/02/2001)                        1.53       3.13     2.36        2.18        2.53      4.13     2.36       2.18
------------------------------------------------------------------------------------------------------------------------------------
Benchmarks
------------------------------------------------------------------------------------------------------------------------------------
 MSCI/World Health Care Index 2                                                               6.67     13.98     4.84       3.19
------------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index 3                                                                              6.11     16.33     7.25       5.14

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
  Beta**                                                                   0.62
--------------------------------------------------------------------------------
  Price to Earnings (trailing 12 months)                                 25.90x
--------------------------------------------------------------------------------
  Price to Book Ratio                                                     4.42x
--------------------------------------------------------------------------------
  Median Market Cap. ($B)                                                $17.60
--------------------------------------------------------------------------------
  Portfolio Turnover                                                        348%

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
   Merck & Company Incorporated                                            7.75%
--------------------------------------------------------------------------------
   Pfizer Incorporated                                                     7.61%
--------------------------------------------------------------------------------
   Abbott Laboratories                                                     4.95%
--------------------------------------------------------------------------------
   Bristol-Myers Squibb Company                                            4.90%
--------------------------------------------------------------------------------
   Amgen Incorporated                                                      4.23%
--------------------------------------------------------------------------------
   Wyeth                                                                   3.91%
--------------------------------------------------------------------------------
   Stryker Corporation                                                     3.81%
--------------------------------------------------------------------------------
   Celgene Corporation                                                     3.44%
--------------------------------------------------------------------------------
   Eli Lilly & Company                                                     3.30%
--------------------------------------------------------------------------------
   UnitedHealth Group Incorporated                                         3.10%


INDUSTRY DISTRIBUTION 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Wholesale Trade Durable Goods                                                2%
Miscellaneous Manufacturing Industries                                       7%
Biopharmaceuticals                                                           1%
Chemicals & Allied Products                                                 58%
Measuring, Analyzing & Controlling Instruments                              11%
Insurance Carriers                                                           8%
Industrial & Commercial Machinery & Computer Equipment                       3%
Health Services                                                              5%
Engineering, Accounting, Research Management & Related Services              5%

GROWTH OF $10,000 INVESTMENT 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                     WELLS FARGO ADVANTAGE
                       SPECIALIZED HEALTH       MSCI/World Health
         Date        SCIENCES FUND - Class A        Care Index     S&P 500 Index
     ------------    -----------------------    -----------------  -------------

         4/2/2001              9,425                   10,000         10,000
        4/30/2001              9,991                   10,913         10,388
        5/31/2001             10,481                   10,986         10,483
        6/30/2001             10,283                   10,719         10,162
        7/31/2001              9,943                   10,614         10,562
        8/31/2001              9,670                    9,951         10,193
        9/30/2001              9,142                    9,148         10,383
       10/31/2001              9,500                    9,323         10,253
       11/30/2001              9,925                   10,038         10,502
       12/31/2001             10,028                   10,126         10,264
        1/31/2002              9,538                    9,978         10,024
        2/28/2002              9,406                    9,785         10,191
        3/31/2002              9,614                   10,153         10,231
        4/30/2002              8,973                    9,538          9,848
        5/31/2002              8,671                    9,468          9,621
        6/30/2002              7,983                    8,794          8,982
        7/31/2002              7,559                    8,109          8,561
        8/31/2002              7,597                    8,162          8,569
        9/30/2002              7,361                    7,276          8,104
       10/31/2002              7,568                    7,915          8,551
       11/30/2002              7,597                    8,380          8,666
       12/31/2002              7,417                    7,889          8,449
        1/31/2003              7,531                    7,683          8,348
        2/28/2003              7,436                    7,567          8,128
        3/31/2003              7,729                    7,640          8,368
        4/30/2003              8,030                    8,270          8,830
        5/31/2003              8,718                    8,705          9,087
        6/30/2003              9,180                    8,816          9,364
        7/31/2003              9,284                    8,971          9,254
        8/31/2003              8,973                    9,146          8,974
        9/30/2003              8,963                    9,049          9,177
       10/31/2003              9,076                    9,560          9,321
       11/30/2003              9,302                    9,645          9,558
       12/31/2003              9,557                   10,150         10,138
        1/31/2004              9,915                   10,337         10,313
        2/29/2004             10,188                   10,480         10,404
        3/31/2004             10,226                   10,322         10,096
        4/30/2004             10,358                   10,160         10,416
        5/31/2004             10,311                   10,299         10,461
        6/30/2004             10,198                   10,499         10,414
        7/31/2004              9,651                   10,152         10,024
        8/31/2004              9,830                   10,192         10,203
        9/30/2004              9,887                   10,302         10,140
       10/31/2004              9,830                   10,460         10,028
       11/30/2004             10,075                   10,883         10,223
       12/31/2004             10,719                   11,254         10,786
        1/31/2005             10,398                   10,979         10,405
        2/28/2005             10,096                   11,209         10,768
        3/31/2005              9,898                   11,011         10,729
        4/30/2005             10,247                   10,802         11,178
        5/31/2005             10,417                   11,145         11,286
        6/30/2005             10,370                   11,161         11,183
        7/31/2005             10,672                   11,576         11,471
        8/31/2005             10,710                   11,471         11,511
        9/30/2005             10,719                   11,564         11,603
       10/31/2005             10,568                   11,371         11,390
       11/30/2005             10,691                   11,800         11,487
       12/31/2005             10,912                   11,805         11,803
        1/31/2006             11,242                   12,117         12,058
        2/28/2006             11,339                   12,150         12,064
        3/31/2006             11,222                   12,301         12,187
        4/30/2006             10,766                   12,466         12,171
        5/31/2006             10,358                   12,108         11,996
        6/30/2006             10,407                   12,124         12,079
        7/31/2006             10,698                   12,199         12,541
        8/31/2006             10,873                   12,488         12,856
        9/30/2006             10,882                   12,810         12,870
       10/31/2006             11,086                   13,227         12,983

--------------------------------------------------------------------------------

1 The Fund's adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders.Without these reductions, the Fund's returns would have been lower.

2 The Morgan Stanley Capital International (MSCI) World Health Care Index is an unmanaged market-weighted index composed of securities traded in 22 of the world's most developed countries.You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and industry distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and industry distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE SPECIALIZED HEALTH SCIENCES FUND Class A shares for the life of the Fund with the MSCI/World Health Care Index and S&P 500 Index.The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND (the Fund) seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

ADVISER                                         SUBADVISER
   Wells Fargo Funds Management, LLC               RCM Capital Management, LLC

FUND MANAGERS                                   FUND INCEPTION DATE
   Huachen Chen, CFA                               09/18/2000
   Walter C. Price, Jr., CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 4.81% 1 (excluding sales charges) for the 12-month period that ended October 31, 2006, underperforming its benchmark, the Goldman Sachs Technology Index 2 , which returned 10.24%. In addition, the Fund underperformed the S&P 500 Index 3 , which returned 16.33% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund had positive stock selection in most industries within technology but suffered from its underweighted position in several of the large-cap stocks within the benchmark that did extremely well during the last year. The Fund owned Oracle, Cisco, Hewlett-Packard, and Microsoft, but each position was underweighted relative to the Goldman Sachs Technology Index. The Fund generally does not have large positions in these large cap stocks, and this strategy hurt performance. At the same time, many of the mid cap stocks that the Fund favors had trouble during the last year, because the technology market did not begin to broaden until late in the period.

      A few of our stock selections did not perform as we had expected. In addition to Neurocrine Biosciences faltering, we also held semiconductor companies Marvell Technologies and SanDisk during a downturn in their stock prices. Likewise, we thought that eBay and Yahoo! were back on track, but they continued to slump. Finally, Autodesk's growth slowed, and the stock declined significantly.

      The Fund's best-performing stocks included Tencent, Cognizant, and Google. We recognized market shifts and changes in the companies before they were widely known, and the Fund was rewarded with stock appreciation within these stocks. Tencent is an internet and mobile value-added services provider. Google is the leading internet search company, and Cognizant is a leader in providing software services.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, we sold several stocks, including eBay, Broadcom, SanDisk, and Ciena. We also reduced several of our top-performing stocks because they neared our price targets; examples included Red Hat and Google. This action was consistent with our process of setting price targets when we buy a stock and either selling or trimming as it nears the established price target. After these stocks declined significantly in mid-2006, we increased our positions. Our strategy worked well for the Fund's investment in Google but has yet to be positive for Red Hat.

      We also responded to the improving fundamentals in several of the large-cap technology companies by increasing the Fund's exposure to stocks such as Apple, Hewlett-Packard, Cisco, and Microsoft. We believe that these companies should be beneficiaries of a new computer product cycle and the move to accessing video on the internet.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We remain positive because there are many enticing products coming to the market. In addition, valuations are reasonable and expectations are modest after years of slow growth. We believe that 2006 will be viewed as a pivotal year for technology and that we will remember it as a time when steady growth resumed for many companies. With corporate liquidity high and Web sites, communication infrastructure, advertising, and customer interaction undergoing transformations, we think that corporate investment may continue to reward the Fund during 2007.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENTS RISK, NONDIVERSIFIED PORTFOLIO RISK, AND TECHNOLOGY SECTOR RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders.Without these reductions, the Fund's returns would have been lower.

      Performance shown for Class Z shares of the Fund for periods prior to April 11, 2005, reflects performance of the Class A shares of the Fund, and includes fees and expenses that are not applicable to and are lower than those of the Class Z shares.

PERFORMANCE HIGHLIGHTS                     WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                    Including Sales Charge                    Excluding Sales Charge
                                        -------------------------------------------  ------------------------------------------
                                        6-Months*   1-Year    5-Year   Life of Fund  6-Months*   1-Year   5-Year   Life of Fund
-------------------------------------------------------------------------------------------------------------------------------
Specialized Technology Fund - Class A
 (Incept. Date 09/18/2000)                (11.09)    (1.27)     8.23     (10.32)      (5.71)       4.81     9.51      (9.45)
-------------------------------------------------------------------------------------------------------------------------------
Specialized Technology Fund - Class B
 (Incept. Date 09/18/2000)                (11.14)    (1.00)     8.39     (10.14)      (6.14)       4.00     8.68     (10.14)
-------------------------------------------------------------------------------------------------------------------------------
Specialized Technology Fund - Class C
 (Incept. Date 09/18/2000)                 (7.15)     3.01      8.64     (10.17)      (6.15)       4.01     8.64     (10.17)
-------------------------------------------------------------------------------------------------------------------------------
Specialized Technology Fund - Class Z
 (Incept. Date 04/11/2005)                                                            (5.72)       4.62     9.36      (9.57)
-------------------------------------------------------------------------------------------------------------------------------
Benchmarks
-------------------------------------------------------------------------------------------------------------------------------
 Goldman Sachs Technology Index 2                                                      1.72       10.24     2.91     (12.41)
-------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index 3                                                                       6.11       16.33     7.25       0.89
-------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  1.65
--------------------------------------------------------------------------------
   Price to Earnings (trailing 12 months)                                29.00x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                    4.85x
--------------------------------------------------------------------------------
   Median Market Cap. ($B)                                               $10.60
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       279%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
   Google Incorporated Class A                                             6.44%
--------------------------------------------------------------------------------
   Nintendo Company Limited                                                5.30%
--------------------------------------------------------------------------------
   Microsoft Corporation                                                   4.57%
--------------------------------------------------------------------------------
   Cisco Systems Incorporated                                              4.48%
--------------------------------------------------------------------------------
   NII Holdings Incorporated                                               3.66%
--------------------------------------------------------------------------------
   Nvidia Corporation                                                      3.53%
--------------------------------------------------------------------------------
   Apple Computer Incorporated                                             3.50%
--------------------------------------------------------------------------------
   Research In Motion Limited                                              3.41%
--------------------------------------------------------------------------------
   Amdocs Limited                                                          3.38%
--------------------------------------------------------------------------------
   Comverse Technology Incorporated                                        3.37%

INDUSTRY DISTRIBUTION 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Transportation Equipment                                                     2%
Measuring, Analyzing & Controlling Instruments                               4%
Industrial & Commercial Machinery & Computer Equipment                      13%
Apparel & Other Finished Products                                            1%
Business Services                                                           35%
Holding & Other Investment Offices                                           1%
Engineering, Accounting, Research Management & Related Services              1%
Chemicals & Allied Products                                                  3%
Communications                                                               7%
Electronics & Other Electrical Equipment & Components                       33%

GROWTH OF $10,000 INVESTMENT 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE    Goldman Sachs
             SPECIALIZED TECHNOLOGY   SPECIALIZED TECHNOLOGY      Technology
     Date        FUND - Class A           FUND - Class Z             Index      S&P 500 Index
  ---------  ----------------------   ----------------------    -------------   --------------
     09/00           9,425                     10,000               10,000          10,000
     09/00           9,529                     10,109                9,525           9,948
     10/00           8,426                      8,938                8,805           9,906
     11/00           6,909                      7,328                6,788           9,125
     12/00           6,437                      6,827                6,205           9,170
     01/01           6,795                      7,206                7,223           9,496
     02/01           5,014                      5,316                5,220           8,631
     03/01           4,326                      4,586                4,494           8,084
     04/01           4,637                      4,915                5,351           8,712
     05/01           4,373                      4,635                5,137           8,770
     06/01           4,232                      4,484                5,150           8,557
     07/01           3,827                      4,054                4,783           8,473
     08/01           3,327                      3,525                4,159           7,943
     09/01           2,846                      3,015                3,318           7,302
     10/01           3,261                      3,454                3,850           7,442
     11/01           3,789                      4,012                4,505           8,013
     12/01           3,968                      4,202                4,425           8,083
     01/02           3,817                      4,041                4,420           7,965
     02/02           3,252                      3,442                3,829           7,811
     03/02           3,582                      3,791                4,101           8,105
     04/02           3,167                      3,352                3,598           7,614
     05/02           2,950                      3,122                3,451           7,558
     06/02           2,686                      2,842                2,962           7,020
     07/02           2,432                      2,573                2,662           6,473
     08/02           2,375                      2,512                2,627           6,515
     09/02           2,102                      2,223                2,157           5,808
     10/02           2,432                      2,572                2,628           6,318
11/30/2002           2,714                      2,870                3,087           6,690
12/31/2002           2,328                      2,461                2,636           6,297
 1/31/2003           2,337                      2,471                2,613           6,133
 2/28/2003           2,319                      2,451                2,651           6,041
     03/03           2,300                      2,430                2,620           6,099
     04/03           2,573                      2,719                2,893           6,601
     05/03           3,025                      3,197                3,215           6,949
     06/03           3,205                      3,386                3,206           7,038
     07/03           3,421                      3,614                3,390           7,161
     08/03           3,648                      3,853                3,623           7,301
     09/03           3,704                      3,912                3,569           7,224
     10/03           4,090                      4,319                3,916           7,632
     11/03           4,053                      4,279                3,990           7,699
     12/03           4,015                      4,239                4,051           8,102
     01/04           4,298                      4,537                4,241           8,251
     02/04           4,156                      4,387                4,119           8,366
     03/04           4,147                      4,376                4,005           8,240
     04/04           3,921                      4,137                3,771           8,110
     05/04           4,147                      4,375                3,979           8,222
     06/04           4,279                      4,514                4,075           8,381
     07/04           3,808                      4,016                3,689           8,104
     08/04           3,695                      3,896                3,502           8,136
     09/04           3,893                      4,105                3,623           8,224
     10/04           4,270                      4,502                3,815           8,350
     11/04           4,590                      4,839                4,028           8,688
     12/04           4,741                      4,997                4,155           8,983
     01/05           4,364                      4,599                3,880           8,764
     02/05           4,373                      4,609                3,884           8,948
     03/05           4,279                      4,509                3,789           8,790
     04/05           4,109                      4,330                3,595           8,623
     05/05           4,505                      4,747                3,918           8,897
     06/05           4,420                      4,658                3,841           8,909
     07/05           4,543                      4,787                4,100           9,241
     08/05           4,647                      4,886                4,065           9,157
     09/05           4,910                      5,174                4,105           9,231
     10/05           4,901                      5,164                4,032           9,077
     11/05           5,033                      5,303                4,298           9,420
     12/05           5,127                      5,403                4,219           9,423
     01/06           5,504                      5,800                4,375           9,673
     02/06           5,250                      5,522                4,303           9,699
     03/06           5,476                      5,760                4,399           9,819
     04/06           5,448                      5,730                4,370           9,951
     05/06           4,920                      5,174                4,045           9,665
     06/06           4,788                      5,035                3,988           9,678
     07/06           4,609                      4,846                3,817           9,738
     08/06           4,882                      5,134                4,111           9,969
     09/06           4,986                      5,244                4,275          10,226
     10/06           5,127                      5,403                4,445          10,559

2 The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks.You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and industry distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and industry distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND Class A shares and Class Z for the life of the Fund with the Goldman Sachs Technology Index and S&P 500 Index.The chart assumes a hypothetical investment of $10,000 in Class A shares and Class Z and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                  FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (May 1, 2006 to October 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      Beginning       Ending
                                                                       Account        Account        Expenses
                                                                        Value          Value        Paid During       Net Annual
                                                                      05/01/2006     10/31/2006       Period*       Expense Ratio
Wells Fargo Advantage Specialized Financial Services Fund
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Financial Services Fund - Class A   $1,000.00      $1,052.70         $  6.98           1.35%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $1,000.00      $1,018.40         $  6.87           1.35%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Financial Services Fund - Class B
Actual                                                                $1,000.00      $1,051.30         $ 10.86           2.10%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $1,000.00      $1,014.62         $ 10.66           2.10%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Financial Services Fund - Class C
Actual                                                                $1,000.00      $1,049.00         $ 10.85           2.10%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $1,000.00      $1,014.62         $ 10.66           2.10%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Health Services Fund
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Health Services Fund - Class A
Actual                                                                $1,000.00      $1,029.80         $  8.44           1.65%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $1,000.00      $1,016.89         $  8.39           1.65%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Health Services Fund - Class B
Actual                                                                $1,000.00      $1,025.30         $ 12.25           2.40%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $1,000.00      $1,013.11         $ 12.18           2.40%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Health Services Fund - Class C
Actual                                                                $1,000.00      $1,025.30         $ 12.25           2.40%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $1,000.00      $1,013.11         $ 12.18           2.40%

FUND EXPENSES (UNAUDITED)                  WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

                                                                 Beginning       Ending
                                                                  Account        Account        Expenses
                                                                   Value          Value        Paid During     Net Annual
                                                                 05/01/2006     10/31/2006       Period*      Expense Ratio
Wells Fargo Advantage Specialized Technology Fund
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Technology Fund - Class A
Actual                                                           $1,000.00      $  941.20         $  8.56         1.75%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                         $1,000.00      $1,016.38         $  8.89         1.75%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Technology Fund - Class B
Actual                                                           $1,000.00      $  938.60         $ 12.22         2.50%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                         $1,000.00      $1,012.60         $ 12.68         2.50%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Technology Fund - Class C
Actual                                                           $1,000.00      $  936.70         $ 12.20         2.50%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                         $1,000.00      $1,012.60         $ 12.68         2.50%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Technology Fund - Class Z
Actual                                                           $1,000.00      $  941.10         $  9.30         1.90%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                         $1,000.00      $1,015.63         $  9.65         1.90%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

WELLS FARGO ADVANTAGE SPECIALTY FUNDS
                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

   SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                          VALUE
COMMON STOCKS - 100.09%

BUSINESS SERVICES - 0.59%
         88,000   FIRST DATA CORPORATION<<                            $  2,134,000
                                                                      ------------
DEPOSITORY INSTITUTIONS - 43.67%
        573,262   BANK OF AMERICA CORPORATION<<                         30,881,624
        268,300   BANK OF NEW YORK COMPANY INCORPORATED                  9,221,471
         72,250   BANK OF THE OZARKS INCORPORATED<<                      2,263,593
        598,200   CITIGROUP INCORPORATED                                30,005,712
         57,800   CITY NATIONAL CORPORATION                              3,847,168
         62,700   COMPASS BANCSHARES INCORPORATED                        3,527,502
         44,242   CULLEN FROST BANKERS INCORPORATED                      2,396,147
         38,000   HSBC HOLDINGS PLC ADR<<                                3,627,860
        431,000   JPMORGAN CHASE & COMPANY                              20,446,640
         60,000   MARSHALL & ILSLEY CORPORATION                          2,876,400
         77,000   NORTHERN TRUST CORPORATION                             4,521,440
         67,300   PNC FINANCIAL SERVICES GROUP                           4,713,019
         76,000   STATE STREET CORPORATION                               4,881,480
        174,065   SUMMIT BANCSHARES INCORPORATED                         4,725,865
         37,700   SUNTRUST BANKS INCORPORATED<<                          2,977,923
        277,800   US BANCORP<<                                           9,400,752
        186,046   WACHOVIA CORPORATION                                  10,325,553
         88,000   WESTERN UNION COMPANY+                                 1,940,400
         53,000   ZIONS BANCORPORATION                                   4,261,200
                                                                      ------------
                                                                       156,841,749
FINANCIAL SERVICES - 0.61%
         65,800   INDEPENDENT BANK CORPORATION MASSACHUSETTS             2,203,642
                                                                      ------------
HOLDING & OTHER INVESTMENT OFFICES - 0.58%
         33,000   PROLOGIS<<                                             2,087,910
                                                                      ------------
INSURANCE AGENTS, BROKERS & SERVICE - 1.32%
        120,800   NATIONAL FINANCIAL PARTNERS CORPORATION<<              4,759,520
                                                                      ------------

INSURANCE CARRIERS - 23.16%
         74,000   ACE LIMITED                                            4,236,500
         71,600   ALLSTATE CORPORATION                                   4,393,376
        264,200   AMERICAN INTERNATIONAL GROUP INCORPORATED             17,746,314
        111,800   CHUBB CORPORATION                                      5,942,170
         39,700   EVEREST REINSURANCE GROUP LIMITED<<                    3,937,446
        140,000   FIDELITY NATIONAL TITLE GROUP INCORPORATED             3,081,400
         94,000   GENWORTH FINANCIAL INCORPORATED                        3,143,360
        114,000   HARTFORD FINANCIAL SERVICES GROUP INCORPORATED         9,937,380
         57,000   MANULIFE FINANCIAL CORPORATION                         1,848,510
         31,700   METLIFE INCORPORATED                                   1,811,021
        102,400   PRUDENTIAL FINANCIAL INCORPORATED                      7,877,632
         65,000   RENAISSANCERE HOLDINGS LIMITED                         3,536,000
         53,900   SELECTIVE INSURANCE GROUP INCORPORATED                 2,977,975

PORTFOLIO OF INVESTMENTS--
OCTOBER 31, 2006                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                   VALUE
INSURANCE CARRIERS (CONTINUED)
     190,400  ST. PAUL TRAVELERS COMPANIES INCORPORATED                                    $  9,735,152
      42,000  XL CAPITAL LIMITED CLASS A                                                      2,963,100

                                                                                             83,167,336
                                                                                           ------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 9.50%
      84,300  AMERICAN CAPITAL STRATEGIES LIMITED<<                                           3,638,389
     173,000  AMERICAN EXPRESS COMPANY<<                                                     10,001,130
     107,500  CAPITAL ONE FINANCIAL CORPORATION<<                                             8,527,975
      87,000  FANNIE MAE                                                                      5,155,620
      98,500  FREDDIE MAC<<                                                                   6,795,515

                                                                                             34,118,629
                                                                                           ------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 20.66%
      65,300  ALLIANCE BERNSTEIN HOLDING LP<<                                                 5,073,810
     161,900  AMVESCAP PLC ADR<<                                                              3,720,462
      67,400  BEAR STEARNS COMPANIES INCORPORATED<<                                          10,200,990
     150,000  CHARLES SCHWAB CORPORATION                                                      2,733,000
      80,900  GOLDMAN SACHS GROUP INCORPORATED                                               15,354,011
      92,000  LEHMAN BROTHERS HOLDINGS INCORPORATED                                           7,161,280
     170,700  MERRILL LYNCH & COMPANY INCORPORATED                                           14,922,592
     151,000  MORGAN STANLEY                                                                 11,540,930
      71,000  NUVEEN INVESTMENTS CLASS A                                                      3,500,300

                                                                                             74,207,375
                                                                                           ------------

TOTAL COMMON STOCKS (COST $255,895,519)                                                     359,520,161
                                                                                           ------------
COLLATERAL FOR SECURITIES LENDING - 11.80%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.25%
     874,743  SCUDDER DAILY ASSETS MONEY MARKET FUND                                            874,743
         147  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                       147
                                                                                                874,890
                                                                                           ------------



                                                                 INTEREST     MATURITY
PRINCIPAL                                                          RATE         DATE
COLLATERAL INVESTED IN OTHER ASSETS - 11.55%
$  191,572  AMERICAN GENERAL FINANCE CORPORATION+++/-              5.35%      11/15/2007        191,660
    21,286  AQUINAS FUNDING LLC++                                  5.33       12/11/2006         21,162
 1,064,288  ATLAS CAPITAL FUNDING CORPORATION+++/-                 5.30       11/03/2006      1,064,288
   532,144  ATLAS CAPITAL FUNDING CORPORATION+++/-                 5.30       12/22/2006        532,144
   532,144  ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+++/-      5.30       04/25/2007        532,171
   584,954  ATOMIUM FUNDING CORPORATION++                          5.35       11/03/2006        584,784
   532,144  BANCO SANTANDER TOTTA LOAN+++/-                        5.32       11/16/2007        532,155
   532,144  BANK OF AMERICA NA SERIES BKNT+/-                      5.36       06/19/2007        532,245
   351,215  BANK ONE NA ILLINOIS SERIES BKNT+/-                    5.42       01/12/2007        351,285
   127,715  BEAR STEARNS & COMPANY SERIES MTNB+/-                  5.53       01/16/2007        127,766
   405,430  BUCKINGHAM II CDO LLC++                                5.30       11/20/2006        404,307
 1,345,239  BUCKINGHAM II CDO LLC                                  5.31       11/21/2006      1,341,310
   532,144  BUCKINGHAM III CDO LLC++                               5.33       12/15/2006        528,738
   214,986  CAIRN HIGH GRADE FUNDING I LLC                         5.35       11/01/2006        214,986

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                 PORTFOLIO OF INVESTMENTS--
                                                                OCTOBER 31, 2006
--------------------------------------------------------------------------------

   SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                                                                             INTEREST     MATURITY
PRINCIPAL   SECURITY NAME                                                      RATE          DATE           VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)

$  425,715  CAIRN HIGH GRADE FUNDING I LLC++                                   5.31%      11/14/2006    $   424,906
   383,144  CAIRN HIGH GRADE FUNDING I LLC                                     5.30       11/16/2006        382,305
   235,165  CEDAR SPRINGS CAPITAL COMPANY                                      5.33       11/02/2006        235,130
   392,722  CEDAR SPRINGS CAPITAL COMPANY                                      5.32       11/17/2006        391,807
   195,935  CEDAR SPRINGS CAPITAL COMPANY                                      5.33       12/06/2006        194,938
   212,858  CEDAR SPRINGS CAPITAL COMPANY++                                    5.36       01/17/2007        210,471
   532,144  CHEYNE FINANCE LLC SERIES MTN+++/-                                 5.34       07/16/2007        532,171
   532,144  CULLINAN FINANCE CORPORATION SERIES MTN+++/-                       5.37       11/15/2006        532,155
 1,064,288  CULLINAN FINANCE CORPORATION SERIES MTN2+++/-                      5.28       06/25/2007      1,064,245
 1,938,281  DEER VALLEY FUNDING LLC                                            5.31       11/14/2006      1,934,598
   489,572  DEER VALLEY FUNDING LLC                                            5.31       11/20/2006        488,216
    26,948  DEER VALLEY FUNDING LLC++                                          5.32       11/27/2006         26,846
 1,569,718  DNB NOR BANK ASA                                                   5.33       11/01/2006      1,569,718
    21,286  EDISON ASSET SECURITIZATION LLC                                    5.41       12/11/2006         21,162
 1,064,288  FAIRWAY FINANCE CORPORATION                                        5.32       11/01/2006      1,064,288
   110,686  FCAR OWNER TRUST SERIES II                                         5.30       11/03/2006        110,654
 3,863,766  FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $3,864,341)      5.36       11/01/2006      3,863,766
    26,607  FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                     5.43       11/06/2006         26,588
   312,326  FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                   5.31       11/15/2006        311,689
    26,607  FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                     5.46       11/27/2006         26,506
   173,905  GALLEON CAPITAL LLC                                                5.35       11/01/2006        173,905
   305,451  GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                    5.46       03/30/2007        305,646
    42,572  HARRIER FINANCE FUNDING LLC SERIES MTN+++/-                        5.42       05/15/2007         42,587
    74,500  HBOS TREASURY SERVICES PLC+++/-                                    5.45       01/12/2007         74,528
   298,533  HSBC BANK USA+/-                                                   5.41       12/14/2006        298,557
   745,002  IBM CORPORATION SERIES MTN+/-                                      5.36       06/28/2007        745,359
 1,383,574  ING USA ANNUITY & LIFE INSURANCE+/-                                5.39       09/17/2007      1,383,574
   532,144  INTESA BANK IRELAND PLC SERIES BKNT+++/-                           5.32       11/23/2007        532,117
   259,686  K2 USA LLC                                                         5.32       11/10/2006        259,346
   319,286  KAUPTHING BANK SERIES MTN+++/-                                     5.38       03/20/2007        319,130
   196,680  KLIO FUNDING CORPORATION++                                         5.36       11/03/2006        196,623
 1,278,550  LA FAYETTE ASSET SECURITIZATION CORPORATION++                      5.30       11/06/2006      1,277,617
   639,978  LA FAYETTE ASSET SECURITIZATION CORPORATION++                      5.31       11/08/2006        639,325
 2,128,576  LEXINGTON PARKER CAPITAL CORPORATION++                             5.32       11/01/2006      2,128,576
   532,144  LIBERTY STREET FUNDING CORPORATION++                               5.35       11/01/2006        532,144
    42,572  LIBERTY STREET FUNDING CORPORATION                                 5.31       11/15/2006         42,485
   319,286  LIQUID FUNDING LIMITED+++/-                                        5.29       12/01/2006        319,286
   532,144  LIQUID FUNDING LIMITED++                                           5.33       12/07/2006        529,355
   319,286  LIQUID FUNDING LIMITED                                             5.47       12/28/2006        316,636
   127,715  LIQUID FUNDING LIMITED SERIES MTN+++/-                             5.33       02/20/2007        127,734
   212,858  MBIA GLOBAL FUNDING LLC+++/-                                       5.32       02/20/2007        212,868
   120,265  MORGAN STANLEY+/-                                                  5.50       11/09/2006        120,267
   127,076  MORGAN STANLEY+/-                                                  5.55       11/24/2006        127,091
   358,133  MORGAN STANLEY+/-                                                  5.51       01/12/2007        358,244
   532,144  MORGAN STANLEY+/-                                                  5.50       07/27/2007        532,681
    98,447  MORGAN STANLEY SERIES EXL+/-ss                                     5.38       12/14/2007         98,458
   117,072  NATIONWIDE BUILDING SOCIETY+++/-                                   5.51       12/11/2006        117,095
   381,334  NATIONWIDE BUILDING SOCIETY+++/-                                   5.49       07/20/2007        381,750

PORTFOLIO OF INVESTMENTS--
OCTOBER 31, 2006                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                                                                     INTEREST      MATURITY
PRINCIPAL      SECURITY NAME                                           RATE          DATE              VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)

$     333,441  NORTH SEA FUNDING LLC                                   5.31%       11/09/2006      $     333,051
    1,064,288  NORTHERN ROCK PLC+++/-ss                                5.32        12/05/2007          1,064,426
      319,286  PARAGON MORTGAGES PLC SERIES 12A+++/-                   5.30        05/15/2007            319,286
       86,101  RACERS TRUST SERIES 2004-6-MM+++/-                      5.34        05/22/2007             86,112
    1,313,863  SHEFFIELD RECEIVABLES CORPORATION                       5.34        11/01/2006          1,313,863
      425,715  SLM CORPORATION+++/-ss                                  5.32        12/12/2007            425,839
      361,858  STANFIELD VICTORIA FUNDING LLC++                        5.37        11/27/2006            360,486
      123,053  TRAVELERS INSURANCE COMPANY+/-                          5.39        02/09/2007            123,051
      532,144  UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+++/-      5.33        06/15/2007            532,176
      532,144  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-      5.33        03/09/2007            532,240
      532,144  VERSAILLES CDS LLC++                                    5.35        11/01/2006            532,144
      869,949  WHITE PINE FINANCE LLC++                                5.31        11/10/2006            868,809
      131,972  WINDMILL FUNDING CORPORATION++                          5.35        11/01/2006            131,972
    2,313,762  WORLD OMNI VEHICLE LEASING INCORPORATED++               5.31        11/15/2006          2,309,041

                                                                                                      41,496,640
                                                                                                   -------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $42,371,530)                                            42,371,530
                                                                                                   -------------
SHARES

SHORT-TERM INVESTMENTS - 0.01%
       25,584  WELLS FARGO MONEY MARKET TRUST~+++                                                         25,584
                                                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS (COST $25,584)                                                               25,584
                                                                                                   -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $298,292,633)*                                     111.90%                                   $ 401,917,275
OTHER ASSETS AND LIABILITIES, NET                        (11.90)                                     (42,748,759)
                                                       --------                                    -------------
TOTAL NET ASSETS                                         100.00%                                   $ 359,168,516
                                                       ========                                    =============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+     NON-INCOME EARNING SECURITIES.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

SS THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.


~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   Security of an affiliate of the fund with a cost of $25,584.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $300,119,615 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

GROSS UNREALIZED APPRECIATION                   $ 103,611,010
GROSS UNREALIZED DEPRECIATION                      (1,813,350)
                                                -------------
NET UNREALIZED APPRECIATION (DEPRECIATION)      $ 101,797,660

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE SPECIALTY FUNDS                 OCTOBER 31, 2006
--------------------------------------------------------------------------------

   SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                    VALUE
COMMON STOCKS - 94.76%
BIOPHARMACEUTICALS - 0.61%
       9,520  ADOLOR CORPORATION+                                            $   130,519
                                                                             -----------

CHEMICALS & ALLIED PRODUCTS - 55.33%
      21,240  ABBOTT LABORATORIES                                              1,009,112
       4,230  ALEXION PHARMACEUTICALS INCORPORATED+                              158,033
      11,370  AMGEN INCORPORATED+                                                863,097
       5,580  ASTRAZENECA PLC                                                    329,757
       3,880  BARR PHARMACEUTICALS INCORPORATED+                                 203,196
      14,630  BIOMIMETIC THERAPEUTICS INCORPORATED+                              195,164
      40,370  BRISTOL-MYERS SQUIBB COMPANY                                       999,158
       2,650  CONOR MEDSYSTEMS INCORPORATED+<<                                    65,084
      12,000  ELI LILLY & COMPANY                                                672,120
       8,730  ENCYSIVE PHARMACEUTICALS INCORPORATED+<<                            41,642
       4,170  FOREST LABORATORIES INCORPORATED+                                  204,080
       2,930  GENZYME CORPORATION+                                               197,804
       7,610  GILEAD SCIENCES INCORPORATED+                                      524,329
      34,770  MERCK & COMPANY INCORPORATED                                     1,579,253
       4,070  MYOGEN INCORPORATED+                                               212,861
       8,260  NOVARTIS AG                                                        501,290
       4,210  PDL BIOPHARMA INCORPORATED+                                         88,957
      58,240  PFIZER INCORPORATED                                              1,552,096
       3,810  SANOFI-AVENTIS SA                                                  323,858
      26,580  SCHERING-PLOUGH CORPORATION                                        588,481
       2,640  TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR<<                        87,041
       8,730  THERAVANCE INCORPORATED+                                           274,646
       4,270  UNITED THERAPEUTICS CORPORATION+<<                                 255,560
       4,330  VERTEX PHARMACEUTICALS INCORPORATED+                               175,798
      15,630  WYETH                                                              797,599

                                                                              11,900,016
                                                                             -----------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 4.73%
      13,110  CELGENE CORPORATION+<<#                                            700,598
       7,280  CV THERAPEUTICS INCORPORATED+<<                                     94,276
       4,470  QUEST DIAGNOSTICS INCORPORATED                                     222,338

                                                                               1,017,212
                                                                             -----------
HEALTH SERVICES - 4.94%
       2,960  CAREMARK RX INCORPORATED                                           145,721
       3,570  ROCHE HOLDING AG                                                   624,725
       5,320  SHIRE PHARMACEUTICALS GROUP PLC ADR                                291,802

                                                                               1,062,248
                                                                             -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.70%
       6,620  MINDRAY MEDICAL INTERNATIONAL LIMITED ADR+<<                       119,822
       8,420  VARIAN MEDICAL SYSTEMS INCORPORATED+                               461,921

                                                                                 581,743
                                                                             -----------

PORTFOLIO OF INVESTMENTS--
OCTOBER 31, 2006                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                           VALUE
INSURANCE CARRIERS - 7.94%
      9,740  AETNA INCORPORATED                                                                   $   401,483
      5,580  HEALTH NET INCORPORATED+                                                                 231,626
     12,940  UNITEDHEALTH GROUP INCORPORATED                                                          631,213
      5,800  WELLPOINT INCORPORATED+                                                                  442,656

                                                                                                    1,706,978
                                                                                                  -----------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 10.52%
      3,340  ALLERGAN INCORPORATED                                                                    385,770
     12,360  ST. JUDE MEDICAL INCORPORATED+                                                           424,566
     14,850  STRYKER CORPORATION                                                                      776,507
     13,250  VOLCANO CORPORATION+                                                                     210,278
      6,450  ZIMMER HOLDINGS INCORPORATED+                                                            464,465

                                                                                                    2,261,586
                                                                                                  -----------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 6.26%
     19,980  JOHNSON & JOHNSON                                                                      1,346,652
                                                                                                  -----------
WHOLESALE TRADE NON-DURABLE GOODS - 1.73%
      3,190  CARDINAL HEALTH INCORPORATED                                                             208,786
      3,070  MEDCO HEALTH SOLUTIONS INCORPORATED+                                                     164,242

                                                                                                      373,028
                                                                                                  -----------

TOTAL COMMON STOCKS (COST $19,051,405)                                                             20,379,982
                                                                                                  -----------


                                                                                 EXPIRATION
CONTRACTS                                                         STRIKE PRICE      DATE
OPTIONS - 0.23%
        403  BRISTOL-MYERS SQUIBB COMPANY PUT+                        $25.00      11/18/2006           24,180
         86  CONOR MEDSYSTEMS INCORPORATED CALL+                       25.00      12/16/2006           15,910
         33  CONOR MEDSYSTEMS INCORPORATED PUT+                        25.00      01/20/2007            8,415

TOTAL OPTIONS (PREMIUMS PAID $57,510)                                                                  48,505
                                                                                                  -----------
SHARES

COLLATERAL FOR SECURITIES LENDING - 3.02%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.06%
     13,420  SCUDDER DAILY ASSETS MONEY MARKET FUND                                                    13,420
          2  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                2

                                                                                                       13,422
                                                                                                  -----------


                                                                      INTEREST    MATURITY
PRINCIPAL                                                               RATE        DATE

COLLATERAL INVESTED IN OTHER ASSETS - 2.96%
$     2,939  AMERICAN GENERAL FINANCE CORPORATION+++/-                  5.35%     11/15/2007            2,940
        327  AQUINAS FUNDING LLC++                                      5.33      12/11/2006              325
     16,328  ATLAS CAPITAL FUNDING CORPORATION+++/-                     5.30      11/03/2006           16,328
      8,164  ATLAS CAPITAL FUNDING CORPORATION+++/-                     5.30      12/22/2006            8,164
      8,164  ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+++/-          5.30      04/25/2007            8,165
      8,974  ATOMIUM FUNDING CORPORATION++                              5.35      11/03/2006            8,972
      8,164  BANCO SANTANDER TOTTA LOAN+++/-                            5.32      11/16/2007            8,164
      8,164  BANK OF AMERICA NA SERIES BKNT+/-                          5.36      06/19/2007            8,166
      5,388  BANK ONE NA ILLINOIS SERIES BKNT+/-                        5.42      01/12/2007            5,389

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE SPECIALTY FUNDS                 OCTOBER 31, 2006
--------------------------------------------------------------------------------

   SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                                                                          INTEREST     MATURITY
PRINCIPAL    SECURITY NAME                                                   RATE         DATE           VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,959  BEAR STEARNS & COMPANY SERIES MTNB+/-                           5.53%      01/16/2007      $   1,960
      6,220  BUCKINGHAM II CDO LLC++                                         5.30       11/20/2006          6,203
     20,639  BUCKINGHAM II CDO LLC                                           5.31       11/21/2006         20,578
      8,164  BUCKINGHAM III CDO LLC++                                        5.33       12/15/2006          8,112
      3,298  CAIRN HIGH GRADE FUNDING I LLC                                  5.35       11/01/2006          3,298
      6,531  CAIRN HIGH GRADE FUNDING I LLC++                                5.31       11/14/2006          6,519
      5,878  CAIRN HIGH GRADE FUNDING I LLC                                  5.30       11/16/2006          5,865
      3,608  CEDAR SPRINGS CAPITAL COMPANY                                   5.33       11/02/2006          3,607
      6,025  CEDAR SPRINGS CAPITAL COMPANY                                   5.32       11/17/2006          6,011
      3,006  CEDAR SPRINGS CAPITAL COMPANY                                   5.33       12/06/2006          2,991
      3,266  CEDAR SPRINGS CAPITAL COMPANY++                                 5.36       01/17/2007          3,229
      8,164  CHEYNE FINANCE LLC SERIES MTN+++/-                              5.34       07/16/2007          8,165
      8,164  CULLINAN FINANCE CORPORATION SERIES MTN+++/-                    5.37       11/15/2006          8,164
     16,328  CULLINAN FINANCE CORPORATION SERIES MTN2+++/-                   5.28       06/25/2007         16,328
     29,737  DEER VALLEY FUNDING LLC                                         5.31       11/14/2006         29,681
      7,511  DEER VALLEY FUNDING LLC                                         5.31       11/20/2006          7,490
        413  DEER VALLEY FUNDING LLC++                                       5.32       11/27/2006            412
     24,083  DNB NOR BANK ASA                                                5.33       11/01/2006         24,083
        327  EDISON ASSET SECURITIZATION LLC                                 5.41       12/11/2006            325
     16,328  FAIRWAY FINANCE CORPORATION                                     5.32       11/01/2006         16,328
      1,698  FCAR OWNER TRUST SERIES II                                      5.30       11/03/2006          1,698
     59,278  FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $59,287)      5.36       11/01/2006         59,278
        408  FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                  5.43       11/06/2006            408
      4,792  FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                5.31       11/15/2006          4,782
        408  FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                  5.46       11/27/2006            407
      2,668  GALLEON CAPITAL LLC                                             5.35       11/01/2006          2,668
      4,686  GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                 5.46       03/30/2007          4,689
        653  HARRIER FINANCE FUNDING LLC SERIES MTN+++/-                     5.42       05/15/2007            653
      1,143  HBOS TREASURY SERVICES PLC+++/-                                 5.45       01/12/2007          1,143
      4,580  HSBC BANK USA+/-                                                5.41       12/14/2006          4,580
     11,430  IBM CORPORATION SERIES MTN+/-                                   5.36       06/28/2007         11,435
     21,227  ING USA ANNUITY & LIFE INSURANCE+/-                             5.39       09/17/2007         21,227
      8,164  INTESA BANK IRELAND PLC SERIES BKNT+++/-                        5.32       11/23/2007          8,164
      3,984  K2 USA LLC                                                      5.32       11/10/2006          3,979
      4,898  KAUPTHING BANK SERIES MTN+++/-                                  5.38       03/20/2007          4,896
      3,017  KLIO FUNDING CORPORATION++                                      5.36       11/03/2006          3,017
     19,615  LA FAYETTE ASSET SECURITIZATION CORPORATION++                   5.30       11/06/2006         19,601
      9,819  LA FAYETTE ASSET SECURITIZATION CORPORATION++                   5.31       11/08/2006          9,809
     32,657  LEXINGTON PARKER CAPITAL CORPORATION++                          5.32       11/01/2006         32,657
      8,164  LIBERTY STREET FUNDING CORPORATION++                            5.35       11/01/2006          8,164
        653  LIBERTY STREET FUNDING CORPORATION                              5.31       11/15/2006            652
      4,898  LIQUID FUNDING LIMITED+++/-                                     5.29       12/01/2006          4,898
      8,164  LIQUID FUNDING LIMITED++                                        5.33       12/07/2006          8,121
      4,898  LIQUID FUNDING LIMITED                                          5.47       12/28/2006          4,858
      1,959  LIQUID FUNDING LIMITED SERIES MTN+++/-                          5.33       02/20/2007          1,960
      3,266  MBIA GLOBAL FUNDING LLC+++/-                                    5.32       02/20/2007          3,266
      1,845  MORGAN STANLEY+/-                                               5.50       11/09/2006          1,845
      1,950  MORGAN STANLEY+/-                                               5.55       11/24/2006          1,950
      5,494  MORGAN STANLEY+/-                                               5.51       01/12/2007          5,496

PORTFOLIO OF INVESTMENTS--
OCTOBER 31, 2006                          WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                                                                      INTEREST       MATURITY
PRINCIPAL   SECURITY NAME                                               RATE           DATE             VALUE
COLLATERAL INVESTED IN OTHER ASSETS
(CONTINUED)
$    8,164  MORGAN STANLEY+/-                                            5.50%       07/27/2007      $      8,172
     1,510  MORGAN STANLEY SERIES EXL+/-ss                               5.38        12/14/2007             1,511
     1,796  NATIONWIDE BUILDING SOCIETY+++/-                             5.51        12/11/2006             1,796
     5,850  NATIONWIDE BUILDING SOCIETY+++/-                             5.49        07/20/2007             5,857
     5,116  NORTH SEA FUNDING LLC                                        5.31        11/09/2006             5,110
    16,328  NORTHERN ROCK PLC+++/-                                       5.32        12/05/2007            16,330
     4,898  PARAGON MORTGAGES PLC SERIES 12A+++/-                        5.30        05/15/2007             4,898
     1,321  RACERS TRUST SERIES 2004-6-MM+++/-                           5.34        05/22/2007             1,321
    20,157  SHEFFIELD RECEIVABLES CORPORATION                            5.34        11/01/2006            20,157
     6,531  SLM CORPORATION+++/-ss                                       5.32        12/12/2007             6,533
     5,552  STANFIELD VICTORIA FUNDING LLC++                             5.37        11/27/2006             5,531
     1,888  TRAVELERS INSURANCE COMPANY+/-                               5.39        02/09/2007             1,888
     8,164  UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+++/-           5.33        06/15/2007             8,165
     8,164  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-           5.33        03/09/2007             8,166
     8,164  VERSAILLES CDS LLC++                                         5.35        11/01/2006             8,164
    13,347  WHITE PINE FINANCE LLC++                                     5.31        11/10/2006            13,329
     2,025  WINDMILL FUNDING CORPORATION++                               5.35        11/01/2006             2,025
    35,498  WORLD OMNI VEHICLE LEASING INCORPORATED++                    5.31        11/15/2006            35,425

                                                                                                          636,641
                                                                                                     ------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $650,063)                                                   650,063
                                                                                                     ------------
SHARES

SHORT-TERM INVESTMENTS - 5.22%
 1,121,464  WELLS FARGO MONEY MARKET TRUST~+++                                                          1,121,464
                                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,121,464)                                                          1,121,464
                                                                                                     ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $20,880,442)*                                   103.23%                                        $ 22,200,014
OTHER ASSETS AND LIABILITIES, NET                      (3.23)                                            (693,979)
                                                    --------                                         ------------

TOTAL NET ASSETS                                      100.00%                                        $ 21,506,035
                                                    ========                                         ============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

# ALL OR A PORTION OF THIS SECURITY IS SEGREGATED AS COLLATERAL FOR DERIVATIVE INVESTMENTS. (SEE NOTE 2)

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

SS THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,121,464.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $21,259,560 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

          GROSS UNREALIZED APPRECIATION                   $ 1,639,022
          GROSS UNREALIZED DEPRECIATION                      (698,568)
                                                          -----------
          NET UNREALIZED APPRECIATION (DEPRECIATION)      $   940,454

CONTRACTS                                                         STRIKE PRICE    EXPIRATION DATE       VALUE

WRITTEN OPTIONS - (0.19%)
     (131)  CELGENE CORPORATION CALL+                                $55.00          01/20/2007      $   (40,610)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(36,683))                                                      (40,610)
                                                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE SPECIALTY FUNDS                 OCTOBER 31, 2006
--------------------------------------------------------------------------------

   SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                    VALUE
COMMON STOCKS - 91.95%

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.02%
        48,200  INFOSYS TECHNOLOGIES LIMITED                                                  $ 2,243,018
                                                                                              -----------
BUSINESS SERVICES - 32.38%
       179,600  AMDOCS LIMITED+<<                                                               6,961,296
       178,500  AUTODESK INCORPORATED+                                                          6,559,875
        93,270  CERNER CORPORATION+<<                                                           4,505,874
        58,200  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                             4,381,296
        64,990  CTRIP.COM INTERNATIONAL ADR<<                                                   3,184,510
        27,890  GOOGLE INCORPORATED CLASS A+                                                   13,286,517
        93,100  MCAFEE INCORPORATED+<<                                                          2,693,383
       328,400  MICROSOFT CORPORATION                                                           9,428,364
        27,880  MONSTER WORLDWIDE INCORPORATED+                                                 1,129,419
       347,000  ORACLE CORPORATION+                                                             6,409,090
       290,740  RED HAT INCORPORATED+<<                                                         4,762,321
        92,720  SALESFORCE.COM INCORPORATED+                                                    3,617,934
       133,600  THQ INCORPORATED+<<                                                             4,017,352

                                                                                               70,937,231
                                                                                              -----------
CHEMICALS & ALLIED PRODUCTS - 2.37%
        53,450  GILEAD SCIENCES INCORPORATED+                                                   3,682,705
        34,190  MONSANTO COMPANY                                                                1,511,882

                                                                                                5,194,587
                                                                                              -----------
COMMUNICATIONS - 6.55%
       424,500  LEVEL 3 COMMUNICATIONS INCORPORATED+<<                                          2,245,605
       116,000  NII HOLDINGS INCORPORATED+                                                      7,543,480
     1,910,000  TENCENT HOLDINGS LIMITED+                                                       4,563,056

                                                                                               14,352,141
                                                                                              -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 30.65%
     5,189,000  CHARTERED SEMICONDUCTOR MANUFACTURING LIMITED+                                  3,966,412
       383,000  CISCO SYSTEMS INCORPORATED+                                                     9,241,790
       319,100  COMVERSE TECHNOLOGY INCORPORATED+                                               6,946,807
       261,000  INFINEON TECHNOLOGIES AG+                                                       3,177,930
       277,800  INTEL CORPORATION                                                               5,928,252
       192,500  MARVELL TECHNOLOGY GROUP LIMITED+                                               3,518,900
        84,840  NETWORK APPLIANCE INCORPORATED+                                                 3,096,660
        53,400  NINTENDO COMPANY LIMITED                                                       10,921,534
       208,600  NVIDIA CORPORATION+                                                             7,273,882
       241,970  QLOGIC CORPORATION+<<                                                           4,979,743
        59,350  QUALCOMM INCORPORATED                                                           2,159,747
       157,140  TELEFONAKTIEBOLAGET LM ERICSSON ADR<<                                           5,943,035

                                                                                               67,154,692
                                                                                              -----------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.67%
        73,700  SAIC INCORPORATED+                                                              1,474,000
                                                                                              -----------
HOLDING & OTHER INVESTMENT OFFICES - 1.33%
       196,000  ABB LIMITED+                                                                    2,914,674
                                                                                              -----------


PORTFOLIO OF INVESTMENTS--
OCTOBER 31, 2006                          WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                          VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 11.94%
       88,930  APPLE COMPUTER INCORPORATED+                                                       $  7,210,444
      171,400  HEWLETT-PACKARD COMPANY                                                               6,640,036
       59,810  RESEARCH IN MOTION LIMITED+<<                                                         7,026,479
      234,000  SEAGATE TECHNOLOGY                                                                    5,283,720

                                                                                                    26,160,679
                                                                                                  ------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 3.19%
       84,170  ENERGY CONVERSION DEVICES INCORPORATED+<<                                             3,096,614
      101,880  FORMFACTOR INCORPORATED+                                                              3,889,778

                                                                                                     6,986,392
                                                                                                  ------------
TRANSPORTATION EQUIPMENT - 1.85%
       61,600  UNITED TECHNOLOGIES CORPORATION                                                       4,048,351
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $181,809,001)                                                            201,465,765


                                                                                  EXPIRATION
CONTRACTS                                                          STRIKE PRICE      DATE

OPTIONS - 0.99%
        2,758  HEWLETT-PACKARD COMPANY CALL+                          $35.00      01/19/2008         2,178,820

TOTAL OPTIONS (PREMIUMS PAID $2,011,928)                                                             2,178,820
                                                                                                  ------------

SHARES

RIGHTS - 0.00%
       30,500  SEAGATE TECHNOLOGY RIGHTS+(A)                                                                 0

TOTAL RIGHTS (COST $0)                                                                                       0
                                                                                                  ------------
WARRANTS - 1.80%
      553,460  HON HAI PRECISION INDUSTRY COMPANY WARRANTS+                                          3,585,757
       26,888  MOTECH INDUSTRIES INCORPORATED WARRANTS+                                                363,499

TOTAL WARRANTS (COST $3,681,373)                                                                     3,949,256
                                                                                                  ------------
COLLATERAL FOR SECURITIES LENDING - 12.55%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.26%
      567,473  SCUDDER DAILY ASSETS MONEY MARKET FUND                                                  567,473
           95  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                              95
                                                                                                       567,568
                                                                                                  ------------


                                                                     INTEREST     MATURITY
PRINCIPAL                                                               RATE        DATE
COLLATERAL INVESTED IN OTHER ASSETS - 12.29%
    $ 124,279  AMERICAN GENERAL FINANCE CORPORATION+++/-                5.35%     11/15/2007      $    124,336
       13,809  AQUINAS FUNDING LLC++                                    5.33      12/11/2006            13,728
      690,436  ATLAS CAPITAL FUNDING CORPORATION+++/-                   5.30      11/03/2006           690,436
      345,218  ATLAS CAPITAL FUNDING CORPORATION+++/-                   5.30      12/22/2006           345,218
      345,218  ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+++/-        5.30      04/25/2007           345,235
      379,478  ATOMIUM FUNDING CORPORATION++                            5.35      11/03/2006           379,368
      345,218  BANCO SANTANDER TOTTA LOAN+++/-                          5.32      11/16/2007           345,225
      345,218  BANK OF AMERICA NA SERIES BKNT+/-                        5.36      06/19/2007           345,284
      227,844  BANK ONE NA ILLINOIS SERIES BKNT+/-                      5.42      01/12/2007           227,890

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE SPECIALTY FUNDS                 OCTOBER 31, 2006
--------------------------------------------------------------------------------

   SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                           INTEREST       MATURITY
PRINCIPAL    SECURITY NAME                                                   RATE           DATE           VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)

$  82,852  BEAR STEARNS & COMPANY SERIES MTNB+/-                              5.53%       01/16/2007     $   82,885
  263,015  BUCKINGHAM II CDO LLC++                                            5.30        11/20/2006        262,286
  872,698  BUCKINGHAM II CDO LLC                                              5.31        11/21/2006        870,149
  345,218  BUCKINGHAM III CDO LLC++                                           5.33        12/15/2006        343,009
  139,468  CAIRN HIGH GRADE FUNDING I LLC                                     5.35        11/01/2006        139,468
  276,175  CAIRN HIGH GRADE FUNDING I LLC++                                   5.31        11/14/2006        275,650
  248,557  CAIRN HIGH GRADE FUNDING I LLC                                     5.30        11/16/2006        248,013
  152,559  CEDAR SPRINGS CAPITAL COMPANY                                      5.33        11/02/2006        152,536
  254,771  CEDAR SPRINGS CAPITAL COMPANY                                      5.32        11/17/2006        254,177
  127,109  CEDAR SPRINGS CAPITAL COMPANY                                      5.33        12/06/2006        126,462
  138,087  CEDAR SPRINGS CAPITAL COMPANY++                                    5.36        01/17/2007        136,539
  345,218  CHEYNE FINANCE LLC SERIES MTN+++/-                                 5.34        07/16/2007        345,235
  345,218  CULLINAN FINANCE CORPORATION SERIES MTN+++/-                       5.37        11/15/2006        345,225
  690,436  CULLINAN FINANCE CORPORATION SERIES MTN2+++/-                      5.28        06/25/2007        690,409
1,257,423  DEER VALLEY FUNDING LLC                                            5.31        11/14/2006      1,255,033
  317,601  DEER VALLEY FUNDING LLC                                            5.31        11/20/2006        316,721
   17,482  DEER VALLEY FUNDING LLC++                                          5.32        11/27/2006         17,416
1,018,324  DNB NOR BANK ASA                                                   5.33        11/01/2006      1,018,324
   13,809  EDISON ASSET SECURITIZATION LLC                                    5.41        12/11/2006         13,728
  690,436  FAIRWAY FINANCE CORPORATION                                        5.32        11/01/2006        690,436
   71,805  FCAR OWNER TRUST SERIES II                                         5.30        11/03/2006         71,785
2,506,544  FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $2,506,917)      5.36        11/01/2006      2,506,544
   17,261  FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                     5.43        11/06/2006         17,248
  202,615  FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                   5.31        11/15/2006        202,202
   17,261  FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                     5.46        11/27/2006         17,195
  112,817  GALLEON CAPITAL LLC                                                5.35        11/01/2006        112,817
  198,155  GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                    5.46        03/30/2007        198,282
   27,617  HARRIER FINANCE FUNDING LLC SERIES MTN+++/-                        5.42        05/15/2007         27,627
   48,331  HBOS TREASURY SERVICES PLC+++/-                                    5.45        01/12/2007         48,348
  193,667  HSBC BANK USA+/-                                                   5.41        12/14/2006        193,683
  483,305  IBM CORPORATION SERIES MTN+/-                                      5.36        06/28/2007        483,537
  897,567  ING USA ANNUITY & LIFE INSURANCE+/-                                5.39        09/17/2007        897,567
  345,218  INTESA BANK IRELAND PLC SERIES BKNT+++/-                           5.32        11/23/2007        345,201
  168,466  K2 USA LLC                                                         5.32        11/10/2006        168,246
  207,131  KAUPTHING BANK SERIES MTN+++/-                                     5.38        03/20/2007        207,029
  127,593  KLIO FUNDING CORPORATION++                                         5.36        11/03/2006        127,556
  829,435  LA FAYETTE ASSET SECURITIZATION CORPORATION++                      5.30        11/06/2006        828,829
  415,173  LA FAYETTE ASSET SECURITIZATION CORPORATION++                      5.31        11/08/2006        414,750
1,380,873  LEXINGTON PARKER CAPITAL CORPORATION++                             5.32        11/01/2006      1,380,873
  345,218  LIBERTY STREET FUNDING CORPORATION++                               5.35        11/01/2006        345,218
   27,617  LIBERTY STREET FUNDING CORPORATION                                 5.31        11/15/2006         27,561
  207,131  LIQUID FUNDING LIMITED+++/-                                        5.29        12/01/2006        207,131
  345,218  LIQUID FUNDING LIMITED++                                           5.33        12/07/2006        343,409
  207,131  LIQUID FUNDING LIMITED                                             5.47        12/28/2006        205,412
   82,852  LIQUID FUNDING LIMITED SERIES MTN+++/-                             5.33        02/20/2007         82,865
  138,087  MBIA GLOBAL FUNDING LLC+++/-                                       5.32        02/20/2007        138,094
   78,019  MORGAN STANLEY+/-                                                  5.50        11/09/2006         78,021
   82,438  MORGAN STANLEY+/-                                                  5.55        11/24/2006         82,448
  232,332  MORGAN STANLEY+/-                                                  5.51        01/12/2007        232,404

PORTFOLIO OF INVESTMENTS--
OCTOBER 31, 2006                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED TECHNOLOGY FUND
------------------------------------------------------------------------------

                                                                         INTEREST       MATURITY
PRINCIPAL      SECURITY NAME                                               RATE           DATE             VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     345,218  MORGAN STANLEY+/-                                           5.50%       07/27/2007      $     345,567
       63,865  MORGAN STANLEY SERIES EXL+/-ss                              5.38        12/14/2007             63,873
       75,948  NATIONWIDE BUILDING SOCIETY+++/-                            5.51        12/11/2006             75,963
      247,383  NATIONWIDE BUILDING SOCIETY+++/-                            5.49        07/20/2007            247,653
      216,314  NORTH SEA FUNDING LLC                                       5.31        11/09/2006            216,061
      690,436  NORTHERN ROCK PLC+++/-                                      5.32        12/05/2007            690,526
      207,131  PARAGON MORTGAGES PLC SERIES 12A+++/-                       5.30        05/15/2007            207,131
       55,856  RACERS TRUST SERIES 2004-6-MM+++/-                          5.34        05/22/2007             55,864
      852,344  SHEFFIELD RECEIVABLES CORPORATION                           5.34        11/01/2006            852,344
      276,175  SLM CORPORATION+++/-ss                                      5.32        12/12/2007            276,255
      234,748  STANFIELD VICTORIA FUNDING LLC++                            5.37        11/27/2006            233,859
       79,828  TRAVELERS INSURANCE COMPANY+/-                              5.39        02/09/2007             79,827
      345,218  UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+++/-          5.33        06/15/2007            345,239
      345,218  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-          5.33        03/09/2007            345,280
      345,218  VERSAILLES CDS LLC++                                        5.35        11/01/2006            345,218
      564,363  WHITE PINE FINANCE LLC++                                    5.31        11/10/2006            563,623
       85,614  WINDMILL FUNDING CORPORATION++                              5.35        11/01/2006             85,614
    1,501,008  WORLD OMNI VEHICLE LEASING INCORPORATED++                   5.31        11/15/2006          1,497,948

                                                                                                          26,920,148
                                                                                                       -------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $27,487,716)                                                27,487,716
                                                                                                       -------------
SHARES
SHORT-TERM INVESTMENTS - 4.74%
MUTUAL FUND - 4.74%
   10,387,435  WELLS FARGO MONEY MARKET TRUST~+++                                                         10,387,435

TOTAL SHORT-TERM INVESTMENTS (COST $10,387,435)                                                           10,387,435
                                                                                                       -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $225,377,453)                                         112.03%                                    $ 245,468,992

OTHER ASSETS AND LIABILITIES, NET                           (12.03)                                      (26,359,059)
                                                          --------                                     -------------
TOTAL NET ASSETS                                            100.00%                                    $ 219,109,933
                                                          ========                                     =============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $10,387,435.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $230,869,335 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                     $23,039,685
         GROSS UNREALIZED DEPRECIATION                      (8,440,028)
                                                          ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)        $14,599,657

SHARES                                                                VALUE
SCHEDULE OF SECURITIES SOLD SHORT - (0.61%)
     (62,740)  ADVANCED MICRO DEVICES INCORPORATED+                $ (1,334,480)

TOTAL SHORT SALES (TOTAL PROCEEDS $(1,316,088))                    $ (1,334,480)
                                                                   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        STATEMENTS OF ASSETS AND LIABILITIES--
WELLS FARGO ADVANTAGE SPECIALTY FUNDS   OCTOBER 31, 2006
------------------------------------------------------------------------------

                                                                                       SPECIALIZED    SPECIALIZED      SPECIALIZED
                                                                                         FINANCIAL         HEALTH       TECHNOLOGY
                                                                                     SERVICES FUND  SCIENCES FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..................................................   $359,520,161   $ 20,428,487    $ 207,593,841
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) .......................................     42,371,530        650,063       27,487,716
  INVESTMENTS IN AFFILIATES .......................................................         25,584      1,121,464       10,387,435
                                                                                      ------------   ------------    -------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...............................    401,917,275     22,200,014      245,468,992
                                                                                      ------------   ------------    -------------
  CASH ............................................................................         50,000        150,000          150,000
  RECEIVABLE FOR FUND SHARES ISSUED ...............................................          1,997         11,500          268,000
  RECEIVABLE FOR INVESTMENTS SOLD .................................................              0      1,109,726        7,451,690
  RECEIVABLES FOR DIVIDENDS AND INTEREST ..........................................        166,596         30,514           84,127
                                                                                      ------------   ------------    -------------
TOTAL ASSETS ......................................................................    402,135,868     23,501,754      253,422,809
                                                                                      ------------   ------------    -------------

LIABILITIES
  OPTION WRITTEN, AT VALUE ........................................................              0         40,610                0
  SECURITIES SOLD SHORT, AT FAIR VALUE ............................................              0              0        1,334,480
  FOREIGN TAXES PAYABLE ...........................................................              0              0            4,001
  PAYABLE FOR FUND SHARES REDEEMED ................................................        104,541         29,776          493,857
  PAYABLE FOR INVESTMENTS PURCHASED ...............................................              0      1,185,117        4,716,394
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...........................        328,625         14,524          174,320
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .........................         85,604         13,052           66,153
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ..........................................     42,371,530        650,063       27,487,716
  ACCRUED EXPENSES AND OTHER LIABILITIES ..........................................         77,052         62,577           35,955
                                                                                      ------------   ------------    -------------
TOTAL LIABILITIES .................................................................     42,967,352      1,995,719       34,312,876
                                                                                      ------------   ------------    -------------
TOTAL NET ASSETS ..................................................................   $359,168,516   $ 21,506,035    $ 219,109,933
                                                                                      ============   ============    =============

NET ASSETS CONSIST OF:

----------------------------------------------------------------------------------------------------------------------------------

  PAID-IN CAPITAL .................................................................   $230,778,547   $ 20,133,553    $ 380,634,516
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......................................        101,796              0           (1,260)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................     24,663,531         57,113     (181,591,940)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
    CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
    FOREIGN CURRENCIES ............................................................    103,624,642      1,319,296       20,087,009
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
    AND SHORT SALES ...............................................................              0         (3,927)         (18,392)
                                                                                      ------------   ------------    -------------
TOTAL NET ASSETS ..................................................................   $359,168,516   $ 21,506,035    $ 219,109,933
                                                                                      ------------   ------------    -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)

----------------------------------------------------------------------------------------------------------------------------------

  NET ASSETS - CLASS A ............................................................   $354,299,684   $  8,530,612    $ 110,206,750
  SHARES OUTSTANDING - CLASS A ....................................................     83,626,669        747,328       20,220,210
  NET ASSET VALUE PER SHARE - CLASS A .............................................   $       4.24   $      11.41    $        5.45
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ...................................   $       4.50   $      12.11    $        5.78
  NET ASSETS - CLASS B ............................................................   $  3,815,633   $ 12,056,023    $  23,903,365
  SHARES OUTSTANDING - CLASS B ....................................................        903,064      1,103,552        4,592,437
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ..........................   $       4.23   $      10.92    $        5.20
  NET ASSETS - CLASS C ............................................................   $  1,053,199   $    919,400    $   5,173,097
  SHARES OUTSTANDING - CLASS C ....................................................        250,717         84,068          996,165
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..........................   $       4.20   $      10.94    $        5.19
  NET ASSETS - CLASS Z ............................................................            N/A            N/A    $  79,826,721
  SHARES OUTSTANDING - CLASS Z ....................................................            N/A            N/A       14,681,746
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ..........................            N/A            N/A    $        5.44
                                                                                      ------------   ------------    -------------
INVESTMENTS AT COST ...............................................................   $298,292,633   $ 20,880,442    $ 225,377,453
                                                                                      ============   ============    =============
SECURITIES ON LOAN, AT MARKET VALUE (NOTE 2) ......................................   $ 41,085,180   $    623,295    $  26,616,740
                                                                                      ============   ============    =============
PREMIUMS RECEIVED ON WRITTEN OPTIONS (NOTE 2) .....................................   $          0   $     36,683    $           0
                                                                                      ============   ============    =============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENT OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--
FOR THE YEAR ENDED OCTOBER 31, 2006        WELLS FARGO ADVANTAGE SPECIALTY FUNDS
------------------------------------------------------------------------------

                                                                        SPECIALIZED        SPECIALIZED       SPECIALIZED
                                                                           FINANCIAL            HEALTH        TECHNOLOGY
                                                                       SERVICES FUND     SCIENCES FUND              FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS .......................................................   $    9,038,684    $      251,560    $      470,337
  INTEREST ........................................................           46,399            11,276           202,536
  INCOME FROM AFFILIATED SECURITIES ...............................           25,278            34,842           660,003
  SECURITIES LENDING INCOME, NET ..................................           89,202             3,784            96,528
                                                                      --------------    --------------    --------------
TOTAL INVESTMENT INCOME ...........................................        9,199,563           301,462         1,429,404
                                                                      --------------    --------------    --------------

EXPENSES
  ADVISORY FEES ...................................................        3,470,373           228,314         2,463,571
  ADMINISTRATION FEES
    FUND LEVEL ....................................................          182,651            12,017           117,313
    CLASS A .......................................................        1,007,530            27,301           322,277
    CLASS B .......................................................           12,117            36,870            75,400
    CLASS C .......................................................            3,199             3,122            15,703
    CLASS Z .......................................................              N/A               N/A           391,455
  CUSTODY FEES ....................................................           73,061            16,823           164,238
  SHAREHOLDER SERVICING FEES ......................................          913,256            60,083           586,565
  ACCOUNTING FEES .................................................           37,168            22,128            37,267
  DISTRIBUTION FEES (NOTE 3)
    CLASS B .......................................................           32,455            98,759           201,965
    CLASS C .......................................................            8,570             8,363            42,063
  PROFESSIONAL FEES ...............................................           27,369            26,011            20,932
  REGISTRATION FEES ...............................................            3,967            66,384            35,227
  SHAREHOLDER REPORTS .............................................           26,624            31,905           156,442
  TRUSTEES' FEES ..................................................            7,492             7,374             7,374
  OTHER FEES AND EXPENSES .........................................           10,954             6,188            22,789
                                                                      --------------    --------------    --------------
TOTAL EXPENSES ....................................................        5,816,786           651,642         4,660,581
                                                                      --------------    --------------    --------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................         (843,318)         (147,863)         (187,337)
  NET EXPENSES ....................................................        4,973,468           503,779         4,473,244
                                                                      --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS) ......................................        4,226,095          (202,317)       (3,043,840)
                                                                      --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .       29,077,276           921,551        23,860,385
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ............                0           240,174        (4,454,225)
                                                                      --------------    --------------    --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .........................       29,077,276         1,161,725        19,406,160
                                                                      --------------    --------------    --------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .       26,578,520            97,879        (5,336,914)
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ............                0             1,193          (316,508)
                                                                      --------------    --------------    --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS       26,578,520            99,072        (5,653,422)
                                                                      --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............       55,655,796         1,260,797        13,752,738
                                                                      --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...   $   59,881,891    $    1,058,480    $   10,708,898
                                                                      ==============    ==============    ==============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF .........................   $            0    $        6,862    $       41,709

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS        STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          SPECIALIZED FINANCIAL SERVICES FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                      OCTOBER 31,      OCTOBER 31,    SEPTEMBER 30,
                                                                                             2006             2005             2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ..........................................................   $ 375,715,422    $ 375,840,707    $ 493,651,523
OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ..................................................       4,226,095          (23,989)       4,907,302
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................................      29,077,276       (2,389,203)      16,865,924
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...........      26,578,520       12,014,608        1,115,269
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      59,881,891        9,601,416       22,888,495
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
     CLASS A ....................................................................      (4,117,197)               0       (4,881,244)
     CLASS B ....................................................................         (15,821)               0          (11,451)
     CLASS C ....................................................................          (4,516)               0           (4,331)
     CLASS Z ....................................................................             N/A              N/A              N/A
  NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ....................................................................     (15,770,015)               0      (34,065,237)
     CLASS B ....................................................................        (207,815)               0         (683,262)
     CLASS C ....................................................................         (50,820                0         (137,845)
     CLASS Z ....................................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................     (20,166,184)               0      (39,783,370)
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A ...........................................       8,788,904          530,146       13,717,285
  REINVESTMENT OF DISTRIBUTIONS - CLASS A .......................................      17,936,868                0       34,900,891
  COST OF SHARES REDEEMED - CLASS A .............................................     (80,952,179)     (10,007,200)    (143,861,887)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS A .......................................................................     (54,226,407)      (9,477,054)     (95,243,711)
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS B ...........................................         416,556           13,954          452,998
  REINVESTMENT OF DISTRIBUTIONS - CLASS B .......................................         206,156                0          628,128
  COST OF SHARES REDEEMED - CLASS B .............................................      (2,389,097)        (246,622)      (6,151,286)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS B .......................................................................      (1,766,385)        (232,668)      (5,070,160)
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS C ...........................................          36,453              979          100,751
  REINVESTMENT OF DISTRIBUTIONS - CLASS C .......................................          47,779                0          114,160
  COST OF SHARES REDEEMED - CLASS C .............................................        (354,053)         (17,958)        (816,981)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS C .......................................................................        (269,821)         (16,979)        (602,070)
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS Z ...........................................            N/A              N/A              N/A
  REINVESTMENT OF DISTRIBUTIONS - CLASS Z .......................................             N/A              N/A              N/A
  COST OF SHARES REDEEMED - CLASS Z .............................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS Z .......................................................................             N/A              N/A              N/A
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  TOTAL .........................................................................     (56,262,613)      (9,726,701)    (100,915,941)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS ...........................................     (16,546,906)        (125,285)    (117,810,816)
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $ 359,168,516    $ 375,715,422    $ 375,840,707
                                                                                    =============    =============    =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS      WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

                                                                                          SPECIALIZED HEALTH SCIENCES FUND
                                                                                    -----------------------------------------------
                                                                                         FOR THE         FOR THE          FOR THE
                                                                                      YEAR ENDED    PERIOD ENDED       YEAR ENDED
                                                                                     OCTOBER 31,     OCTOBER 31,    SEPTEMBER 30,
                                                                                            2006            2005             2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ..........................................................   $ 26,644,657    $ 27,631,764    $ 32,279,696

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ..................................................       (202,317)        (29,461)       (258,962)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................................      1,161,725        (193,488)        753,428
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...........         99,072        (175,647)      1,811,718
                                                                                    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      1,058,480        (398,596)      2,306,184
                                                                                    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
     CLASS A ....................................................................              0               0            (211)
     CLASS B ....................................................................              0               0               0
     CLASS C ....................................................................              0               0               0
     CLASS Z ....................................................................            N/A             N/A             N/A
  NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ....................................................................       (292,187)              0         (26,495)
     CLASS B ....................................................................       (405,407)              0         (36,166)
     CLASS C ....................................................................        (38,466)              0          (4,769)
     CLASS Z ....................................................................            N/A             N/A             N/A
                                                                                    ------------    ------------    ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................       (736,060)              0         (67,641)
                                                                                    ------------    ------------    ------------

CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A ...........................................        809,389          16,285       2,133,288
  REINVESTMENT OF DISTRIBUTIONS - CLASS A .......................................        280,054               0          25,169
  COST OF SHARES REDEEMED - CLASS A .............................................     (3,509,645)       (292,429)     (4,789,248)
                                                                                    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS A .......................................................................     (2,420,202)       (276,144)     (2,630,791)
                                                                                    ------------    ------------    ------------
  PROCEEDS FROM SHARES SOLD - CLASS B ...........................................        392,101          33,258         283,381
  REINVESTMENT OF DISTRIBUTIONS - CLASS B .......................................        392,381               0          36,256
  COST OF SHARES REDEEMED - CLASS B .............................................     (3,318,019)       (281,304)     (3,682,753)
                                                                                    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS B .......................................................................     (2,533,537)       (248,046)     (3,363,116)

  PROCEEDS FROM SHARES SOLD - CLASS C ...........................................         54,851           6,244          66,973
  REINVESTMENT OF DISTRIBUTIONS - CLASS C .......................................         35,974               0           4,198
  COST OF SHARES REDEEMED - CLASS C .............................................       (598,128)        (70,565)       (963,739)
                                                                                    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS C .......................................................................       (507,303)        (64,321)       (892,568)
                                                                                    ------------    ------------    ------------
  PROCEEDS FROM SHARES SOLD - CLASS Z ...........................................            N/A             N/A             N/A
  REINVESTMENT OF DISTRIBUTIONS - CLASS Z .......................................            N/A             N/A             N/A
  COST OF SHARES REDEEMED - CLASS Z .............................................            N/A             N/A             N/A
                                                                                    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS Z .......................................................................            N/A             N/A             N/A
                                                                                    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  TOTAL .........................................................................     (5,461,042)       (588,511)     (6,886,475)
                                                                                    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS ...........................................     (5,138,622)       (987,107)     (4,647,932)
                                                                                    ============    ============    ============
ENDING NET ASSETS ...............................................................   $ 21,506,035    $ 26,644,657    $ 27,631,764
                                                                                    ============    ============    ============


                                                                                             SPECIALIZED TECHNOLOGY FUND
                                                                                    -----------------------------------------------
                                                                                          FOR THE         FOR THE           FOR THE
                                                                                       YEAR ENDED    PERIOD ENDED        YEAR ENDED
                                                                                      OCTOBER 31,     OCTOBER 31,     SEPTEMBER 30,
                                                                                             2006            2005              2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ..........................................................   $ 239,938,252    $ 241,352,725    $ 138,469,918
OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ..................................................      (3,043,840)        (270,620)      (2,811,644)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................................      19,406,160        5,551,604       34,235,804
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...........      (5,653,422)      (5,830,455)      20,699,726
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      10,708,898         (549,471)      52,123,886
                                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
     CLASS A ....................................................................               0                0                0
     CLASS B ....................................................................               0                0                0
     CLASS C ....................................................................               0                0                0
     CLASS Z ....................................................................               0                0                0
  NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ....................................................................               0                0                0
     CLASS B ....................................................................               0                0                0
     CLASS C ....................................................................               0                0                0
     CLASS Z ....................................................................               0                0                0
                                                                                    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................               0                0                0
                                                                                    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A ...........................................      28,464,292        3,893,429       31,248,260
  REINVESTMENT OF DISTRIBUTIONS - CLASS A .......................................               0                0                0
  COST OF SHARES REDEEMED - CLASS A .............................................     (37,727,443)      (3,637,512)     (46,763,848)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS A .......................................................................      (9,263,151)         255,917      (15,515,588)
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS B ...........................................         723,394           31,678          845,432
  REINVESTMENT OF DISTRIBUTIONS - CLASS B .......................................               0                0            1,187
  COST OF SHARES REDEEMED - CLASS B .............................................      (6,621,474)        (448,946)      (6,895,633)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS B .......................................................................      (5,898,080)        (417,268)      (6,049,014)
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS C ...........................................         655,065           80,014          740,354
  REINVESTMENT OF DISTRIBUTIONS - CLASS C .......................................               0                0                0
  COST OF SHARES REDEEMED - CLASS C .............................................      (1,395,181)         (61,537)      (2,118,237)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS C .......................................................................        (740,116)          18,477       (1,377,883)
                                                                                    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS Z ...........................................       4,447,238          472,752       86,304,568
  REINVESTMENT OF DISTRIBUTIONS - CLASS Z .......................................               0                0                0
  COST OF SHARES REDEEMED - CLASS Z .............................................     (20,083,108)      (1,194,880)     (12,603,162)
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  CLASS Z .......................................................................     (15,635,870)        (722,128)      73,701,406
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
  TOTAL .........................................................................     (31,537,217)        (865,002)      50,758,921
                                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS ...........................................     (20,828,319)      (1,414,473)     102,882,807
                                                                                    =============    =============    =============
ENDING NET ASSETS ...............................................................   $ 219,109,933    $ 239,938,252    $ 241,352,725
                                                                                    =============    =============    =============

WELLS FARGO ADVANTAGE SPECIALTY FUNDS       STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                       SPECIALIZED FINANCIAL SERVICES FUND
                                                                                  -------------------------------------------
                                                                                      FOR THE         FOR THE         FOR THE
                                                                                   YEAR ENDED    PERIOD ENDED      YEAR ENDED
                                                                                  OCTOBER 31,     OCTOBER 31,   SEPTEMBER 30,
                                                                                         2006            2005            2005
-----------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A ......................................................      2,231,558         145,785       3,705,906
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...................      4,691,884               0       9,385,092
  SHARES REDEEMED - CLASS A ..................................................    (20,540,254)     (2,736,987)    (38,782,910)
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ......................    (13,616,812)     (2,591,202)    (25,691,912)
                                                                                 ------------    ------------    ------------
  SHARES SOLD - CLASS B ......................................................        105,683           3,830         123,200
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...................         54,268               0         169,351
  SHARES REDEEMED - CLASS B ..................................................       (607,108)        (67,792)     (1,658,553)
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ......................       (447,157)        (63,962)     (1,366,002)
                                                                                 ------------    ------------    ------------
  SHARES SOLD - CLASS C ......................................................          9,428             268          27,395
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...................         12,645               0          30,951
  SHARES REDEEMED - CLASS C ..................................................        (90,628)         (4,933)       (222,980)
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ......................        (68,555)         (4,665)       (164,634)
                                                                                 ------------    ------------    ------------
  SHARES SOLD - CLASS Z ......................................................            N/A             N/A             N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...................            N/A             N/A             N/A
  SHARES REDEEMED - CLASS Z ..................................................            N/A             N/A             N/A
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ......................            N/A             N/A             N/A
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ...............................................................    (14,132,524)     (2,659,829)    (27,222,548)
                                                                                 ------------    ------------    ------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................   $    101,796    $          0    $          0
                                                                                 ============    ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS       WELLS FARGO ADVANTAGE SPECIALTY FUNDS
------------------------------------------------------------------------------

                                                                                       SPECIALIZED HEALTH SCIENCES FUND
                                                                                  -------------------------------------------
                                                                                      FOR THE         FOR THE         FOR THE
                                                                                   YEAR ENDED    PERIOD ENDED      YEAR ENDED
                                                                                  OCTOBER 31,     OCTOBER 31,   SEPTEMBER 30,
                                                                                         2006            2005            2005
                                                                                  -------------------------------------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A ......................................................         71,879           1,443         194,302
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...................         24,982               0           2,269
  SHARES REDEEMED - CLASS A ..................................................       (313,660)        (26,143)       (436,952)
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ......................       (216,799)        (24,700)       (240,381)
                                                                                 ------------    ------------    ------------
  SHARES SOLD - CLASS B ......................................................         36,346           3,082          26,728
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...................         36,332               0           3,372
  SHARES REDEEMED - CLASS B ..................................................       (307,159)        (26,029)       (348,003)
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ......................       (234,481)        (22,947)       (317,903)
                                                                                 ------------    ------------    ------------
  SHARES SOLD - CLASS C ......................................................          5,032             576           6,238
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...................          3,328               0             390
  SHARES REDEEMED - CLASS C ..................................................        (55,058)         (6,519)        (89,913)
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ......................        (46,698)         (5,943)        (83,285)
                                                                                 ------------    ------------    ------------
  SHARES SOLD - CLASS Z ......................................................            N/A             N/A             N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...................            N/A             N/A             N/A
  SHARES REDEEMED - CLASS Z ..................................................            N/A             N/A             N/A
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ......................            N/A             N/A             N/A
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ...............................................................       (497,978)        (53,590)       (641,569)
                                                                                 ------------    ------------    ------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................   $          0    $     (3,441)   $          0
                                                                                 ============    ============    ============


                                                                                         SPECIALIZED TECHNOLOGY FUND
                                                                                  -------------------------------------------
                                                                                      FOR THE         FOR THE         FOR THE
                                                                                   YEAR ENDED    PERIOD ENDED      YEAR ENDED
                                                                                  OCTOBER 31,     OCTOBER 31,   SEPTEMBER 30,
                                                                                         2006            2005            2005
                                                                                  -------------------------------------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A ......................................................      5,239,191         762,539       6,667,756
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...................              0               0               0
  SHARES REDEEMED - CLASS A ..................................................     (6,983,987)       (715,144)     (9,931,637)
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ......................     (1,744,796)         47,395      (3,263,881)
                                                                                 ------------    ------------    ------------
  SHARES SOLD - CLASS B ......................................................        137,299           6,516         186,215
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...................              0               0             274
  SHARES REDEEMED - CLASS B ..................................................     (1,276,036)        (92,358)     (1,519,977)
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ......................     (1,138,737)        (85,842)     (1,333,488)
                                                                                 ------------    ------------    ------------
  SHARES SOLD - CLASS C ......................................................        124,758          16,276         161,873
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...................              0               0               0
  SHARES REDEEMED - CLASS C ..................................................       (272,339)        (12,749)       (468,435)
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ......................       (147,581)          3,527        (306,562)
                                                                                 ------------    ------------    ------------
  SHARES SOLD - CLASS Z ......................................................        816,132          93,059      21,598,387
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...................              0               0               0
  SHARES REDEEMED - CLASS Z ..................................................     (3,699,085)       (237,813)     (3,888,934)
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ......................     (2,882,953)       (144,754)     17,709,453
                                                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ...............................................................     (5,914,067)       (179,674)     12,805,522
                                                                                 ------------    ------------    ------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................   $     (1,260)   $          0    $          0
                                                                                 ============    ============    ============

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           NET REALIZED
                                             BEGINNING             NET              AND    DISTRIBUTIONS    DISTRIBUTIONS
                                             NET ASSET      INVESTMENT       UNREALIZED         FROM NET         FROM NET
                                             VALUE PER          INCOME   GAIN (LOSS) ON       INVESTMENT         REALIZED
                                                 SHARE          (LOSS)      INVESTMENTS           INCOME            GAINS
--------------------------------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS A

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....      $ 3.80            0.05             0.61            (0.05)           (0.17)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...      $ 3.70            0.00             0.10             0.00             0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....      $ 3.83            0.04             0.16            (0.04)           (0.29)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....      $ 4.26            0.03             0.42            (0.03)           (0.85)
OCTOBER 1, 2002(6) TO SEPTEMBER 30, 2003 .      $ 3.71            0.03             0.56            (0.04)            0.00
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ....      $ 5.38            0.04            (0.71)           (0.04)           (0.96)
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....      $ 5.80            0.06            (0.24)           (0.06)           (0.18)

CLASS B

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....      $ 3.79            0.00             0.62            (0.01)           (0.17)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...      $ 3.69            0.00             0.10             0.00             0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....      $ 3.82            0.01             0.16            (0.01)           (0.29)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....      $ 4.25           (0.01)            0.43             0.00            (0.85)
OCTOBER 1, 2002(6) TO SEPTEMBER 30, 2003 .      $ 3.71            0.00             0.56            (0.02)            0.00
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ....      $ 5.38            0.00            (0.71)            0.00            (0.96)
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....      $ 5.80            0.01            (0.24)           (0.01)           (0.18)

CLASS C

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....      $ 3.77            0.01             0.61            (0.02)           (0.17)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...      $ 3.67            0.00             0.10             0.00             0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....      $ 3.80            0.01             0.16            (0.01)           (0.29)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....      $ 4.23           (0.00)            0.42             0.00            (0.85)
OCTOBER 1, 2002(6) TO SEPTEMBER 30, 2003 .      $ 3.69            0.00             0.56            (0.02)            0.00
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ....      $ 5.37            0.00            (0.72)            0.00            (0.96)
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....      $ 5.79            0.01            (0.24)           (0.01)           (0.18)

SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------------------------------------------------

CLASS A

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....      $11.19            0.03             0.50             0.00            (0.31)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...      $11.35            0.00            (0.16)            0.00             0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....      $10.49           (0.01)            0.89             0.00            (0.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....      $ 9.51           (0.09)            1.07             0.00             0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....      $ 7.81           (0.08)            1.78             0.00             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....      $ 9.70           (0.10)           (1.79)            0.00             0.00

CLASS B

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....      $10.80           (0.18)            0.61             0.00            (0.31)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...      $10.96           (0.02)           (0.14)            0.00             0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....      $10.21           (0.16)            0.93             0.00            (0.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....      $ 9.32           (0.18)            1.07             0.00             0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....      $ 7.72           (0.16)            1.76             0.00             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....      $ 9.66           (0.17)           (1.77)            0.00             0.00

CLASS C

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....      $10.81           (0.30)            0.74             0.00            (0.31)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...      $10.97           (0.02)           (0.14)            0.00             0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....      $10.22           (0.23)            1.00             0.00            (0.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....      $ 9.33           (0.19)            1.08             0.00             0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....      $ 7.73           (0.16)            1.76             0.00             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....      $ 9.66           (0.18)           (1.75)            0.00             0.00


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            DISTRIBUTIONS     ENDING             RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                             IN EXCESS OF  NET ASSET    --------------------------------------------------------
                                                 REALIZED  VALUE PER    NET INVESTMENT         GROSS       EXPENSES          NET
                                                    GAINS      SHARE     INCOME (LOSS)      EXPENSES         WAIVED     EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....           0.00    $  4.24            1.17%          1.58%         (0.23)%       1.35%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...           0.00    $  3.80           (0.07)%         1.58%         (0.23)%       1.35%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....           0.00    $  3.70            1.15%          1.58%         (0.23)%       1.35%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....           0.00    $  3.83            0.71%          1.60%         (0.25)%       1.35%
OCTOBER 1, 2002(6) TO SEPTEMBER 30, 2003 .           0.00    $  4.26            0.82%          1.59%         (0.24)%       1.35%
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ....           0.00    $  3.71            0.98%          1.46%         (0.12)%       1.34%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....           0.00    $  5.38            1.15%          1.25%          0.00%        1.25%

CLASS B

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....           0.00    $  4.23            0.45%          2.33%         (0.23)%       2.10%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...           0.00    $  3.79           (0.81)%         2.33%         (0.23)%       2.10%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....           0.00    $  3.69            0.40%          2.33%         (0.23)%       2.10%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....           0.00    $  3.82           (0.02)%         2.35%         (0.25)%       2.10%
OCTOBER 1, 2002(6) TO SEPTEMBER 30, 2003 .           0.00    $  4.25            0.07%          2.45%         (0.35)%       2.10%
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ....           0.00    $  3.71            0.17%          2.48%         (0.35)%       2.13%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....           0.00    $  5.38            0.16%          2.25%          0.00%        2.25%

CLASS C

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....           0.00    $  4.20            0.42%          2.33%         (0.23)%       2.10%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...           0.00    $  3.77           (0.82)%         2.33%         (0.23)%       2.10%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....           0.00    $  3.67            0.40%          2.33%         (0.23)%       2.10%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....           0.00    $  3.80           (0.04)%         2.35%         (0.25)%       2.10%
OCTOBER 1, 2002(6) TO SEPTEMBER 30, 2003 .           0.00    $  4.23            0.07%          2.55%         (0.45)%       2.10%
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ....           0.00    $  3.69            0.17%          2.74%         (0.61)%       2.13%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....           0.00    $  5.37            0.16%          2.25%          0.00%        2.25%

SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------------------------------------------------------

CLASS A

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....            0.00   $ 11.41           (0.39)%         2.27%        (0.62)%        1.65%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...            0.00   $ 11.19           (0.93)%         2.00%        (0.35)%        1.65%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....            0.00   $ 11.35           (0.41)%         1.96%        (0.31)%        1.65%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....            0.00   $ 10.49           (0.87)%         1.84%        (0.19)%        1.65%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....            0.00   $  9.51           (1.02)%         2.25%        (0.60)%        1.65%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....            0.00   $  7.81           (1.07)%         1.92%        (0.27)%        1.65%

CLASS B

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....            0.00   $ 10.92           (1.15)%         3.02%        (0.62)%        2.40%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...            0.00   $ 10.80           (1.68)%         2.75%        (0.35)%        2.40%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....            0.00   $ 10.96           (1.16)%         2.71%        (0.31)%        2.40%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....            0.00   $ 10.21           (1.62)%         2.59%        (0.19)%        2.40%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....            0.00   $  9.32           (1.77)%         3.06%        (0.66)%        2.40%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....            0.00   $  7.72           (1.82)%         2.87%        (0.47)%        2.40%

CLASS C

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....            0.00   $ 10.94           (1.16)%         3.00%        (0.60)%        2.40%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...            0.00   $ 10.81           (1.68)%         2.75%        (0.35)%        2.40%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....            0.00   $ 10.97           (1.16)%         2.71%        (0.31)%        2.40%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....            0.00   $ 10.22           (1.63)%         2.59%        (0.19)%        2.40%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....            0.00   $  9.33           (1.77)%         3.18%        (0.78)%        2.40%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....            0.00   $  7.73           (1.82)%         3.03%        (0.63)%        2.40%


                                                                PORTFOLIO      NET ASSETS AT
                                                   TOTAL         TURNOVER      END OF PERIOD
                                               RETURN(2)             RATE    (000'S OMITTED)
--------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------------------
CLASS A

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....        17.83%               21%          $354,300
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...         2.70%                1%(5)       $369,400
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....         5.34%               49%          $369,432
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....        11.11%              221%          $481,182
OCTOBER 1, 2002(6) TO SEPTEMBER 30, 2003 .        16.12%              356%          $512,466
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ....       (12.95)%             187%(5)       $509,614
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....        (2.90)%              11%          $679,747

CLASS B

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....        16.96%               21%          $  3,816
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...         2.71%                1%(5)       $  5,113
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....         4.32%               49%          $  5,220
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....        10.41%              221%          $ 10,612
OCTOBER 1, 2002(6) TO SEPTEMBER 30, 2003 .        15.21%              356%          $ 20,465
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ....       (13.51)%             187%(5)       $ 20,986
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....        (3.90)%              11%          $ 24,732

CLASS C

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....        16.79%               21%          $  1,053
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...         2.72%                1%(5)       $  1,202
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....         4.46%               49%          $  1,189
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....        10.45%              221%          $  1,857
OCTOBER 1, 2002(6) TO SEPTEMBER 30, 2003 .        15.30%              356%          $  1,937
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ....       (13.77)%             187%(5)       $  1,793
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....        (3.90)%              11%          $  2,071

SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------------------

CLASS A

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....         4.81%              348%          $  8,531
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...        (1.41)%               9%(5)       $ 10,784
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....         8.42%              200%          $ 11,219
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....        10.30%              266%          $ 12,891
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....        21.77%              150%          $ 12,805
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....       (19.48)%             138%          $ 12,217

CLASS B

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....         4.04%              348%          $ 12,056
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...        (1.46)%               9%(5)       $ 14,447
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....         7.57%              200%          $ 14,913
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....         9.55%              266%          $ 17,140
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....        20.73%              150%          $ 17,150
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....       (20.08)%             138%          $ 15,576

CLASS C

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....         4.13%              348%          $    919
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...        (1.46)%               9%(5)       $  1,414
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....         7.56%              200%          $  1,500
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....         9.54%              266%          $  2,249
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....        20.70%              150%          $  2,323
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....       (19.98)%             138%          $  2,051

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                           BEGINNING             NET              AND    DISTRIBUTIONS    DISTRIBUTIONS
                                           NET ASSET      INVESTMENT       UNREALIZED         FROM NET         FROM NET
                                           VALUE PER          INCOME   GAIN (LOSS) ON       INVESTMENT         REALIZED
                                               SHARE          (LOSS)      INVESTMENTS           INCOME            GAINS
------------------------------------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....    $ 5.20           (0.07)            0.32             0.00            0.00
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...    $ 5.21           (0.01)            0.00             0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....    $ 4.13           (0.07)            1.15             0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....    $ 3.93           (0.07)            0.27             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....    $ 2.23            0.02             1.68             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....    $ 3.02           (0.06)           (0.73)            0.00            0.00

CLASS B

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....    $ 5.00           (0.14)            0.34             0.00            0.00
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...    $ 5.02           (0.01)           (0.01)            0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....    $ 4.01           (0.12)            1.13             0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....    $ 3.85           (0.10)            0.26             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....    $ 2.19           (0.06)            1.72             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....    $ 3.00           (0.08)           (0.73)            0.00            0.00

CLASS C

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....    $ 4.99           (0.12)            0.32             0.00            0.00
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...    $ 5.01           (0.01)           (0.01)            0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....    $ 4.00           (0.13)            1.14             0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....    $ 3.84           (0.10)            0.26             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....    $ 2.19           (0.06)            1.71             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....    $ 3.00           (0.08)           (0.73)            0.00            0.00

CLASS Z

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .....    $ 5.20           (0.08)            0.32             0.00            0.00
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ...    $ 5.21           (0.01)            0.00             0.00            0.00
APRIL 11, 2005(3) TO SEPTEMBER 30, 2005 ..    $ 4.57           (0.03)            0.67             0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          DISTRIBUTIONS     ENDING             RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                           IN EXCESS OF  NET ASSET    --------------------------------------------------------
                                               REALIZED  VALUE PER    NET INVESTMENT         GROSS       EXPENSES          NET
                                                  GAINS      SHARE     INCOME (LOSS)      EXPENSES         WAIVED     EXPENSES
------------------------------------------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS A

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ......       0.00      $ 5.45           (1.13)%         1.83%         (0.08)%       1.75%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ....       0.00      $ 5.20           (1.30)%         1.78%         (0.03)%       1.75%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .....       0.00      $ 5.21           (1.33)%         1.80%         (0.05)%       1.75%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .....       0.00      $ 4.13           (1.44)%         1.80%         (0.05)%       1.75%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .....       0.00      $ 3.93           (1.45)%         1.98%         (0.23)%       1.75%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .....       0.00      $ 2.23           (1.37)%         2.47%         (0.72)%       1.75%

CLASS B

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ......       0.00      $ 5.20           (1.89)%         2.58%         (0.08)%       2.50%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ....       0.00      $ 5.00           (2.05)%         2.53%         (0.03)%       2.50%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .....       0.00      $ 5.02           (2.09)%         2.55%         (0.05)%       2.50%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .....       0.00      $ 4.01           (2.19)%         2.55%         (0.05)%       2.50%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .....       0.00      $ 3.85           (2.10)%         3.08%         (0.58)%       2.50%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .....       0.00      $ 2.19           (2.12)%         3.46%         (0.96)%       2.50%

CLASS C

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ......       0.00      $ 5.19           (1.88)%         2.58%         (0.08)%       2.50%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ....       0.00      $ 4.99           (2.05)%         2.53%         (0.03)%       2.50%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .....       0.00      $ 5.01           (2.09)%         2.55%         (0.05)%       2.50%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .....       0.00      $ 4.00           (2.19)%         2.54%         (0.04)%       2.50%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .....       0.00      $ 3.84           (2.10)%         2.91%         (0.41)%       2.50%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .....       0.00      $ 2.19           (2.12)%         3.16%         (0.66)%       2.50%

CLASS Z

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ......       0.00      $ 5.44           (1.30)%         2.00%         (0.10)%       1.90%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ....       0.00      $ 5.20           (1.45)%         1.95%         (0.05)%       1.90%
APRIL 11, 2005(3) TO SEPTEMBER 30, 2005 ...       0.00      $ 5.21           (1.37)%         1.95%         (0.05)%       1.90%


                                                              PORTFOLIO      NET ASSETS AT
                                                 TOTAL         TURNOVER      END OF PERIOD
                                             RETURN(2)             RATE    (000'S OMITTED)
                                          ------------------------------------------------
CLASS A

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ......      4.81%              279%          $110,207
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ....     (0.19)%              29%(5)       $114,262
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .....     26.15%              270%          $114,233
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .....      5.09%              262%          $104,033
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .....     76.23%              276%          $110,730
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .....    (26.16)%             388%          $ 13,559

CLASS B

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ......      4.00%              279%          $ 23,903
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ....     (0.40)%              29%(5)       $ 28,680
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .....     25.19%              270%          $ 29,180
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .....      4.16%              262%          $ 28,648
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .....     75.80%              276%          $ 31,758
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .....    (27.00)%             388%          $ 20,949

CLASS C

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ......      4.01%              279%          $  5,173
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ....     (0.40)%              29%(5)       $  5,711
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .....     25.25%              270%          $  5,707
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .....      4.17%              262%          $  5,789
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .....     75.34%              276%          $  7,076
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .....    (27.00)%             388%          $  4,295

CLASS Z

NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ......      4.62%              279%          $ 79,827
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ....     (0.19)%              29%(5)       $ 91,285
APRIL 11, 2005(3) TO SEPTEMBER 30, 2005 ...     14.00%              270%          $ 92,233

WELLS FARGO ADVANTAGE SPECIALTY FUNDS              NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   Commencement of operations.

(4)   The Fund changed its fiscal year-end from September 30 to October 31.

(5) Portfolio Turnover rates presented for periods of less than one year are not annualized.

(6)   The Fund changed its fiscal year-end from December 31 to September 30.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS              WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at October 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Specialized Financial Services Fund, Specialized Health Sciences Fund, and Specialized Technology Fund.

      Specialized Financial Services Fund is a diversified series of the Trust. The Specialized Health Sciences Fund and the Specialized Technology Fund are non-diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                                Before
                                                            Reorganization                                  After Reorganization
                                        ---------------------------------------------------------------  ---------------------------
                                           Target Fund        Target Fund           Acquiring Fund*
                                          Strong Advisor         Strong         Wells Fargo Specialized     Wells Fargo Advantage
FUND                                     Technology Fund   Technology 100 Fund      Technology Fund      Specialized Technology Fund
------------------------------------------------------------------------------------------------------------------------------------
Shares:
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A(1)                                   101,209                  N/A             23,156,233                23,408,102
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B                                       61,176                  N/A              6,403,092                 6,403,092
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C                                       17,070                  N/A              1,333,084                 1,333,084
------------------------------------------------------------------------------------------------------------------------------------
   CLASS Z                                          N/A                  N/A                    N/A                19,982,571
------------------------------------------------------------------------------------------------------------------------------------
   INVESTOR CLASS(2)                                N/A           21,063,747                    N/A                       N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A(1)                                 $ 652,719                  N/A          $ 105,711,365             $ 106,861,184
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B                                      388,934                  N/A             28,235,865                28,235,865
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C                                      108,166                  N/A              5,870,967                 5,870,967
------------------------------------------------------------------------------------------------------------------------------------
   CLASS Z                                          N/A                  N/A                    N/A                91,223,166
------------------------------------------------------------------------------------------------------------------------------------
   INVESTOR CLASS(2)                                N/A        $  91,223,166                    N/A                       N/A
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)        $  15,382        $   6,691,307          $  12,655,444             $  19,362,133
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net gain (loss)                   $(606,022)       $(244,133,328)         $(211,529,703)            $(456,269,053)

*     Designates the accounting survivor.

(1) Effective at the close of business on April 8, 2005, Classes A, B and C of the Strong Advisor Technology Fund merged into Class A of the Wells Fargo Specialized Technology Fund and then the Fund was renamed the Wells Fargo Advantage Specialized Technology Fund.

(2) Effective at the close of business on April 8, 2005, Investor Class of the Strong Technology 100 Fund merged into Class Z of the Wells Fargo Advantage Specialized Technology Fund.

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS              NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Specialized Financial Services Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

NOTES TO FINANCIAL STATEMENTS              WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At October 31, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and
Liabilities:

                                       Undistributed Net   Undistributed Net
Fund                                   Investment Income   Realized Gain/Loss   Paid-in Capital
-----------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND         $   13,235         $ (13,235)         $         0
-----------------------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND               205,758          (205,758)                   0
-----------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND                  3,042,580           356,793           (3,399,373)
-----------------------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at October 31, 2006.

      At October 31, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                  Capital Loss
Fund                              Year Expires                   Carryforwards
--------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND           2007                        $  3,831,373
                                      2008                         111,678,195
                                      2009                          49,977,485
                                      2010                          10,167,420
                                      2011                             445,585
--------------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses. At year ended October 31, 2006, the Funds did not hold any forward foreign currency contracts.

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At year ended October 31, 2006, the Funds did not hold any open futures contracts.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS              NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS SOLD SHORT

      Certain Funds may engage in short-selling to the extent permitted by the Fund's investment policies in attempting to increase investment return. In a short sale transaction, the Fund borrows a security which it then delivers to settle a sale. The Fund is obligated to replace the security borrowed by purchasing the security at current market value at a future date. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, it will maintain daily, a segregated account with a broker and /or custodian, of cash and /or other liquid securities sufficient to cover its short position. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. Securities sold short at October 31, 2006, if any, and their related market values and proceeds are set forth in the Schedule of Investments Sold Short.

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. Government securities is remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at October 31, 2006, are shown on the Statements of Assets and Liabilities.

WRITTEN OPTIONS

      An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

      Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

NOTES TO FINANCIAL STATEMENTS              WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

      Written options transactions during the year ended October 31, 2006, were as follows:

                                                  Specialized Health Sciences Fund       Specialized Technology Fund
                                                -----------------------------------   -----------------------------------
                                                  Principal Amount     Premiums        Principal Amount       Premiums
Call Options Written                                 of Contracts      Received          of Contracts         Received
-------------------------------------------------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                         $   (40)         $  (5,280)         $ (1,688)         $  (515,142)
-------------------------------------------------------------------------------------------------------------------------
OPTIONS WRITTEN                                         (6,068)          (853,075)           (4,449)          (1,834,813)
-------------------------------------------------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS               5,288            783,306             4,623            2,033,450
-------------------------------------------------------------------------------------------------------------------------
OPTIONS EXPIRED                                            689             38,366             1,664              264,819
-------------------------------------------------------------------------------------------------------------------------
OPTIONS EXERCISED                                            0                  0               170               51,686
-------------------------------------------------------------------------------------------------------------------------
OPTIONS SPLIT                                                0                  0              (320)                   0
-------------------------------------------------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                                  (131)           (36,683)                0                    0
-------------------------------------------------------------------------------------------------------------------------


                                                  Specialized Health Sciences Fund        Specialized Technology Fund
                                                -----------------------------------   -----------------------------------
                                                  Principal Amount     Premiums        Principal Amount       Premiums
Put Options Written                                  of Contracts      Received          of Contracts         Received
-------------------------------------------------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                         $     0          $       0          $   (710)         $  (154,710)
-------------------------------------------------------------------------------------------------------------------------
OPTIONS WRITTEN                                           (715)           (63,290)          (21,830)          (4,445,587)
-------------------------------------------------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS                 216             28,059            18,854            4,269,288
-------------------------------------------------------------------------------------------------------------------------
OPTIONS EXPIRED                                            499             35,231             4,133              331,009
-------------------------------------------------------------------------------------------------------------------------
OPTIONS EXERCISED                                            0                  0              (447)                   0
-------------------------------------------------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                                     0                  0                 0                    0

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                              Advisory Fees                                               Subadvisory Fees*
                            Average Daily    (% of Average                              Average Daily      (% of Average
Fund                         Net Assets     Daily Net Assets)       Subadviser           Net Assets       Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL   First $500 million        0.950            Wells Capital      First $100 million        0.450
SERVICES FUND            Next $500 million        0.900             Management        Next $100 million         0.400
                           Next $2 billion        0.850            Incorporated       Over $200 million         0.300
                           Next $2 billion        0.825
                           Over $5 billion        0.800
----------------------------------------------------------------------------------------------------------------------------
SPECIALIZED HEALTH      First $500 million        0.950             RCM Capital       First $100 million        0.750
SCIENCES FUND            Next $500 million        0.900           Management LLC      Next $400 million         0.650
                           Next $2 billion        0.850                               Over $500 million         0.600
                           Next $2 billion        0.825
                           Over $5 billion        0.800

WELLS FARGO ADVANTAGE SPECIALTY FUNDS              NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                              Advisory Fees                                               Subadvisory Fees*
                        Average Daily         (% of Average                             Average Daily       (% of Average
Fund                      Net Assets        Daily Net Assets)       Subadviser            Net Assets      Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------------
SPECIALIZED             First $500 million        1.050             RCM Capital       First $50 million         1.000
TECHNOLOGY FUND          Next $500 million        1.000           Management LLC       Next $50 million         0.700
                           Next $2 billion        0.950                               Over $100 million         0.550
                           Next $2 billion        0.925
                           Over $5 billion        0.900
----------------------------------------------------------------------------------------------------------------------------

* Effective January 1, 2006. Prior to January 1, 2006, the investment subadviser(s) listed below were entitled to be paid a monthly fee at the following rates:

                                                                                                       Subadvisory Fees
                                                                            Average Daily             (% of Average Daily
Fund                                          Subadviser                     Net Assets                   Net Assets)
----------------------------------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND          Wells Capital               First $200 million                  0.250
                                              Management                  Next $200 million                  0.200
                                             Incorporated                 Over $400 million                  0.150
----------------------------------------------------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND              RCM Capital                First $100 million                  0.950
                                            Management LLC                Next $400 million                  0.650
                                                                          Over $500 million                  0.600

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

--------------------------------------------------------------------------------
                                                                 Admin Fees
                                     Average Daily              (% of Average
                                        Net Assets             Daily Net Assets)
--------------------------------------------------------------------------------
FUND LEVEL                           First $5 billion                 0.05
                                      Next $5 billion                 0.04
                                     Over $10 billion                 0.03
--------------------------------------------------------------------------------
CLASS A                              All asset levels                 0.28
--------------------------------------------------------------------------------
CLASS B                              All asset levels                 0.28
--------------------------------------------------------------------------------
CLASS C                              All asset levels                 0.28
--------------------------------------------------------------------------------
CLASS Z                              All asset levels                 0.45
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                 % of Average
Fund                                                           Daily Net Assets
--------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND                                    0.02%
--------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND                                       0.07%
--------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND                                            0.07%
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS              WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                % of Average
 Share Class                                                   Daily Net Assets
--------------------------------------------------------------------------------
 CLASS A, CLASS B, CLASS C, CLASS Z                                   0.25%
--------------------------------------------------------------------------------

For the year ended October 31, 2006, shareholder servicing fees paid were as follows:

 Fund                                       Class A           Class B       Class C         Class Z
---------------------------------------------------------------------------------------------------
 SPECIALIZED FINANCIAL SERVICES FUND       $899,581           $10,818        $2,857             N/A
---------------------------------------------------------------------------------------------------
 SPECIALIZED HEALTH SCIENCES FUND            24,376            32,920         2,787             N/A
---------------------------------------------------------------------------------------------------
 SPECIALIZED TECHNOLOGY FUND                287,747            67,322        14,021        $217,475
---------------------------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      For the year ended October 31, 2006, distribution fees incurred are disclosed on each fund's Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the year ended October 31, 2006, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios during the period were as follows:

                                                            NET OPERATING EXPENSE RATIOS
                                                            ----------------------------
Fund                                        Class A           Class B           Class C    Class Z
---------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND*          1.35%             2.10%             2.10%        N/A
---------------------------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND*             1.65%             2.40%             2.40%        N/A
---------------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND**                 1.75%             2.50%             2.50%       1.90%
---------------------------------------------------------------------------------------------------

 *    The Fund's adviser has committed to waive fees through February 28, 2007.

**    The Fund's adviser has committed to waive fees through April 30, 2007.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended October 31, 2006, were as follows:

Fund                                   Purchases at Cost          Sales Proceeds
--------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND       $ 76,128,690             $146,104,059
--------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND            79,796,745               84,514,428
--------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND                584,670,249              629,468,426
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended October 31, 2006, there were no borrowings by Specialty Funds under the agreement.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS              NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the year ended October 31, 2006 and the period ended October 31, 2005, was as follows:

                                                                      Long-Term       Dividend Paid
                                       Ordinary Income              Capital Gain       on Redemption           Total
Fund                                      10/31/2006                  10/31/2006        10/31/2006          10/31/2006
------------------------------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND     $7,970,033                   $12,196,151            $0             $20,166,184
------------------------------------------------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND           736,060                             0             0                 736,060


                                                                      Long-Term       Dividend Paid
                                       Ordinary Income              Capital Gain       on Redemption           Total
Fund                                      10/31/2005                  10/31/2005        10/31/2005          10/31/2005
------------------------------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND          $0                           $0                $0                  $0
------------------------------------------------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND              0                            0                 0                   0


                                                                      Long-Term       Dividend Paid
                                       Ordinary Income              Capital Gain       on Redemption           Total
Fund                                      9/30/2005                    9/30/2005         9/30/2005           9/30/2005
------------------------------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND     $22,054,086                   $17,729,284            $0             $39,783,370
------------------------------------------------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND                236                        67,405             0                  67,641

      As of October 31, 2006, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable to deferred loss on wash sale, straddle adjustments, and capital loss carryover adjustments.

                                                                               Unrealized
                                        Undistributed        Undistributed     Appreciation        Capital Loss
Fund                                   Ordinary Income       Long-Term Gain   (Depreciation)        Carryforward*       Total
----------------------------------------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND        $101,796            $26,490,513     $ 101,797,660       $           0   $  128,389,969
----------------------------------------------------------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND            460,423                 13,692           898,367                   0        1,372,482
----------------------------------------------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND                       0                      0        14,575,475        (176,100,058)    (161,524,583)
----------------------------------------------------------------------------------------------------------------------------------

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

8. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of October 31, 2006, Management does not believe the impact of the adoption of FIN 48 will be material to the financial statements.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Specialized Financial Services Fund, Specialized Health Sciences Fund, and Specialized Technology Fund, (the "Funds"), three of the Funds constituting the Wells Fargo Funds Trust, as of October 31, 2006, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for the periods presented, except as noted below. The financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Specialized Financial Services Fund for the year ended December 31, 2001 were audited by other auditors whose report dated February 1, 2002 expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of the Wells Fargo Funds Trust as of October 31, 2006, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


                                                KPMG LLP

Philadelphia, Pennsylvania
December 19, 2006

WELLS FARGO ADVANTAGE SPECIALTY FUNDS              OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Specialized Financial Services Fund and Specialized Health Sciences Fund designate 100.00% and 30.72%, respectively, of the ordinary income dividends distributed during the year as qualifying for the corporate dividend-received deduction.

      Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Fund designate the amounts listed below as a long-term capital gain distribution for the year ended October 31, 2006:

                                                                    Capital Gain
Fund                                                                  Dividend
--------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND                                  $12,196,151
--------------------------------------------------------------------------------

      Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended October 31, 2006 as qualified dividend income (QDI):

                                                                    Qualified
Fund                                                             Dividend Income
--------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND                                $7,970,033
--------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND                                      361,184

OTHER INFORMATION (UNAUDITED)              WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 142 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**     PAST FIVE YEARS                         OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987     Chair of Finance, Wake Forest           None
64                                                University, since 2006. Benson-
                                                  Pruitt Professorship, Wake
                                                  Forest University, Calloway
                                                  School of Business and
                                                  Accountancy, since 1999.
---------------------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998     Chairman, CEO, and Co-                  None
64                        (Chairman, since 2001)  Founder of Crystal Geyser
                                                  Water Company, and President
                                                  of Crystal Geyser Roxane Water
                                                  Company.
---------------------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987     Retired. Prior thereto, President       None
73                                                of Richard M. Leach Associates
                                                  (a financial consulting firm).
---------------------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006     Professor of Insurance and Risk         None
53                                                Management, Wharton School,
                                                  University of Pennsylvania.
                                                  Director of the Boettner Center
                                                  on Pensions and Retirement.
                                                  Research Associate and Board
                                                  Member, Penn Aging Research
                                                  Center. Research Associate,
                                                  National Bureau of Economic
                                                  Research.
---------------------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996     Senior Counselor to the public          None
54                                                relations firm of Himle-Horner,
                                                  and Senior Fellow at the
                                                  Humphrey Institute,
                                                  Minneapolis, Minnesota
                                                  (a public policy organization).
---------------------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996     Principal of the law firm of            None
66                                                Willeke & Daniels.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS              OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***

-----------------------------------------------------------------------------------------------------------------------
                           POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
  NAME AND AGE             LENGTH OF SERVICE**      PAST FIVE YEARS                        OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
  J. Tucker Morse          Trustee, since 1987      Private Investor/Real Estate           None
  62                                                Developer. Prior thereto,
                                                    Chairman of White Point
                                                    Capital, LLC until 2005.
-----------------------------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------------------------
                           POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
  NAME AND AGE             LENGTH OF SERVICE        PAST FIVE YEARS                        OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
  Karla M. Rabusch         President, since 2003    Executive Vice President of            None
  47                                                Wells Fargo Bank, N.A. and
                                                    President of Wells Fargo Funds
                                                    Management, LLC. Senior
                                                    Vice President and Chief
                                                    Administrative Officer of Wells
                                                    Fargo Funds Management, LLC
                                                    from 2001 to 2003.
-----------------------------------------------------------------------------------------------------------------------
  C. David Messman         Secretary, since 2000    Vice President and Managing            None
  46                                                Senior Counsel of Wells Fargo
                                                    Bank, N.A. and Senior Vice
                                                    President and Secretary of Wells
                                                    Fargo Funds Management, LLC.
                                                    Vice President and Senior
                                                    Counsel of Wells Fargo Bank,
                                                    N.A. from 1996 to 2003.
-----------------------------------------------------------------------------------------------------------------------
  A. Erdem Cimen           Treasurer, since 2006    Vice President of Wells Fargo          None
  33                                                Bank, N.A. and Vice President
                                                    of Financial Operations for
                                                    Wells Fargo Funds
                                                    Management, LLC. Vice
                                                    President and Group Finance
                                                    Officer of Wells Fargo Bank,
                                                    N.A. Auto Finance Group from
                                                    2004 to 2006. Vice President of
                                                    Portfolio Risk Management for
                                                    Wells Fargo Bank, N.A. Auto
                                                    Finance Group in 2004. Vice
                                                    President of Portfolio Research
                                                    and Analysis for Wells Fargo
                                                    Bank, N.A. Auto Finance Group
                                                    from 2001 to 2004. Director
                                                    of Small Business Services Risk
                                                    Management for American
                                                    Express Travel Related Services
                                                    from 2000 to 2001.

OTHER INFORMATION (UNAUDITED)              WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------
OFFICERS (CONTINUED)

---------------------------------------------------------------------------------------------------------------
                         POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
  NAME AND AGE           LENGTH OF SERVICE**    PAST FIVE YEARS                         OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------
  Dorothy A. Peters      Chief Compliance       Chief Compliance Officer of             None
  44                     Officer, since 2004    Wells Fargo Funds Management,
                                                LLC since 2004 and Compliance
                                                Officer of Wells Fargo Funds
                                                Management, LLC from 1999 to
                                                2002. Compliance Manager of
                                                Wells Fargo Investments from
                                                1997 to 1999. In 2002, Ms.
                                                Peters left Wells Fargo Funds
                                                Management, LLC to pursue
                                                personal goals.
---------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of October 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS              OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY
AGREEMENTS:

SPECIALIZED FINANCIAL SERVICES FUND, SPECIALIZED HEALTH SCIENCES FUND AND SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Specialized Financial Services Fund, Specialized Health Sciences Fund and Specialized Technology Fund (the "Funds");
(ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Specialized Financial Services Fund; and (iii) an investment subadvisory agreement with RCM Capital Management ("RCM") for the Specialized Health Sciences Fund and Specialized Technology Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreements with Wells Capital Management and RCM (the "Subadvisers") are collectively referred to as the "Advisory Agreements." More specifically, at a meeting held on March 31, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Subadvisers and the continuation of the Advisory Agreements. Prior to the March 31, 2006, meeting, the Board, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions for discussions about these continuations and approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Subadvisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel, including, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and the Subadvisers. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

      The Board evaluated the ability of Funds Management and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Funds Management's and the Sub-Adviser's compensation programs for personnel involved in the management of the Funds.

      The Board further considered the compliance programs and compliance records of Funds Management and the Subadvisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as the Subadvisers.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Subadvisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods ended December 31, 2005. The Board also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of the Specialized Technology Fund was better than the median performance of the Fund's Peer Group for all time periods. The Board further noted that the performance of the Specialized Financial Services Fund was lower than the median performance of the Fund's Peer Group for all time periods, but noted that there had been a portfolio management change at the end of 2004 and that

OTHER INFORMATION (UNAUDITED)              WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

performance since then had been adequate. The Board also noted that the Specialized Health Sciences Fund's performance was lower than the median performance of the Fund's Peer Group for all time periods. Upon further review, the Board noted that there had been a portfolio manager change for the Specialized Health Sciences Fund during 2005, and would look for improvement in the Fund's performance with the return of the Fund's former portfolio manager. Accordingly, the Board asked for a continued report on the performance of the Specialized Health Sciences Fund.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratios of the Funds were lower than, or not appreciably higher than, the Funds' Peer Groups' median net operating expense ratios.

      Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to the Subadvisers for investment subadvisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were not appreciably higher than the median rates of each Fund's respective Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed and considered the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses (including Wells Capital Management) of providing services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

      The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Specialized Financial Services Fund was not a material factor in determining whether to renew the agreement. The Board did not consider a separate profitability analysis of RCM, which is not affiliated with Funds Management. The Board considered that the subadvisory fees paid to RCM had been negotiated by Funds Management on an arm's length basis and that RCM's separate profitability from its relationship with the Specialized Health Sciences Fund and Specialized Technology Fund was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS             OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by the Subadvisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Subadvisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUBADVISERS
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Subadvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Subadvisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Subadvisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Subadvisers and their affiliates).

      The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture commission costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and the Subadvisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and the Subadvisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management and the Subadvisers at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board has conferred with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

LIST OF ABBREVIATIONS                      WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG      --Association of Bay Area Governments
ADR       --American Depositary Receipt
AMBAC     --American Municipal Bond Assurance Corporation
AMT       --Alternative Minimum Tax
ARM       --Adjustable Rate Mortgages
BART      --Bay Area Rapid Transit
CDA       --Community Development Authority
CDSC      --Contingent Deferred Sales Charge
CGIC      --Capital Guaranty Insurance Company
CGY       --Capital Guaranty Corporation
CMT       --Constant Maturity Treasury
COFI      --Cost of Funds Index
COP       --Certificate of Participation
CP        --Commercial Paper
CTF       --Common Trust Fund
DW&P      --Department of Water & Power
DWR       --Department of Water Resources
EDFA      --Education Finance Authority
FFCB      --Federal Farm Credit Bank
FGIC      --Financial Guaranty Insurance Corporation
FHA       --Federal Housing Authority
FHLB      --Federal Home Loan Bank
FHLMC     --Federal Home Loan Mortgage Corporation
FNMA      --Federal National Mortgage Association
FRN       --Floating Rate Notes
FSA       --Financial Security Assurance Incorporated
GDR       --Global Depositary Receipt
GNMA      --Government National Mortgage Association
GO        --General Obligation
HFA       --Housing Finance Authority
HFFA      --Health Facilities Financing Authority
IDA       --Industrial Development Authority
IDR       --Industrial Development Revenue
LIBOR     --London Interbank Offered Rate
LLC       --Limited Liability Corporation
LOC       --Letter of Credit
LP        --Limited Partnership
MBIA      --Municipal Bond Insurance Association
MFHR      --Multi-Family Housing Revenue
MUD       --Municipal Utility District
MTN       --Medium Term Note
PCFA      --Pollution Control Finance Authority
PCR       --Pollution Control Revenue
PFA       --Public Finance Authority
PLC       --Private Placement
PSFG      --Public School Fund Guaranty
RDA       --Redevelopment Authority
RDFA      --Redevelopment Finance Authority
REITS     --Real Estate Investment Trusts
R&D       --Research & Development
SFHR      --Single Family Housing Revenue
SFMR      --Single Family Mortgage Revenue
SLMA      --Student Loan Marketing Association
STEERS    --Structured Enhanced Return Trust
TBA       --To Be Announced
TRAN      --Tax Revenue Anticipation Notes
USD       --Unified School District
V/R       --Variable Rate
WEBS      --World Equity Benchmark Shares
XLCA      --XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK --

-----------------
WELLS   ADVANTAGE
FARGO   FUNDS
-----------------

More information about WELLS FARGO       THIS    REPORT   AND   THE    FINANCIAL
ADVANTAGE FUNDS(SM) is available free STATEMENTS CONTAINED HEREIN ARE upon request. To obtain literature, SUBMITTED FOR THE GENERAL INFORMATION please write, e-mail, visit the Funds' OF THE SHAREHOLDERS OF WELLS FARGO
Web site, or call:                       ADVANTAGE FUNDS. IF THIS REPORT IS USED
                                         FOR PROMOTIONAL PURPOSES,  DISTRIBUTION
WELLS FARGO ADVANTAGE FUNDS              OF THE REPORT  MUST BE  ACCOMPANIED  OR
P.O. Box 8266                            PRECEDED BY A CURRENT PROSPECTUS. FOR A
Boston, MA 02266-8266                    PROSPECTUS   CONTAINING  MORE  COMPLETE
                                         INFORMATION,   INCLUDING   CHARGES  AND
E-mail: wfaf@wellsfargo.com              EXPENSES,  CALL 1-800-222-8222 OR VISIT
Web site:                                THE      FUNDS'     WEB     SITE     AT
www.wellsfargo.com/advantagefunds        WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.
Individual Investors:                    PLEASE    CONSIDER    THE    INVESTMENT
1- 800-222-8222                          OBJECTIVES,    RISKS,    CHARGES,   AND
Retail Investment Professionals:         EXPENSES  OF THE  INVESTMENT  CAREFULLY
1- 888-877-9275                          BEFORE   INVESTING.   THIS  AND   OTHER
Institutional Investment Professionals:  INFORMATION ABOUT WELLS FARGO ADVANTAGE
1- 866-765-0778                          FUNDS  CAN  BE  FOUND  IN  THE  CURRENT
                                         PROSPECTUS.    READ   THE    PROSPECTUS
                                         CAREFULLY  BEFORE  YOU  INVEST  OR SEND
                                         MONEY.

                                         Wells  Fargo Funds  Management,  LLC, a
                                         wholly owned  subsidiary of Wells Fargo
                                         & Company, provides investment advisory
                                         and  administrative  services for WELLS
                                         FARGO ADVANTAGE FUNDS. Other affiliates
                                         of  Wells   Fargo  &  Company   provide
                                         subadvisory  and other services for the
                                         Funds.  The  Funds are  distributed  by
                                         WELLS  FARGO  FUNDS  DISTRIBUTOR,  LLC,
                                         Member NASD/SIPC, an affiliate of Wells
                                         Fargo & Company.

            ---------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            ---------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds          100937 12-06
Funds Management, LLC.                                         ASFLD/AR113 10-06
All rights reserved.

                                                               [LOGO]
                                                               WELLS   ADVANTAGE
                                                               FARGO   FUNDS

                                                              OCTOBER 31, 2006
[GRAPHIC OMITTED]
                                                                Annual Report

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

Wells Fargo Advantage C&B Mid Cap Value Fund

Wells Fargo Advantage Common Stock Fund

Wells Fargo Advantage Mid Cap Growth Fund

Wells Fargo Advantage Small Cap Growth Fund

Wells Fargo Advantage Small Cap Opportunities Fund

Wells Fargo Advantage Small Cap Value Fund

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders .....................................................   1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------
   C&B Mid Cap Value Fund ..................................................   2
   Common Stock Fund .......................................................   4
   Mid Cap Growth Fund .....................................................   6
   Small Cap Growth Fund ...................................................   8
   Small Cap Opportunities Fund ............................................  10
   Small Cap Value Fund ....................................................  12

Fund Expenses (Unaudited) ..................................................  14
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   C&B Mid Cap Value Fund ..................................................  17
   Common Stock Fund .......................................................  22
   Mid Cap Growth Fund .....................................................  28
   Small Cap Growth Fund ...................................................  33
   Small Cap Opportunities Fund ............................................  39
   Small Cap Value Fund ....................................................  46

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ....................................  54
   Statements of Operations ................................................  56
   Statements of Changes in Net Assets .....................................  58
   Financial Highlights ....................................................  66
   Notes to Financial Highlights ...........................................  72

Notes to Financial Statements ..............................................  73
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ....................  85
--------------------------------------------------------------------------------

Other Information (Unaudited) ..............................................  86
--------------------------------------------------------------------------------

List of Abbreviations ......................................................  92
--------------------------------------------------------------------------------

             -------------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
             -------------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS annual report for the period that ended October 31, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      Growth in real Gross Domestic Product (GDP) averaged 2.9% for the four quarters that ended September 30, 2006. The unemployment rate fell from 5% to 4.4% and inflation remained relatively low for the 12-month period that ended October 31, 2006. This was a remarkable economic performance for a period in which oil prices rose and fell sharply, geopolitical tensions remained strong, and the Fed raised the Federal funds rate from 3.25% to 5.25%.

      By mid-2006, signs that economic growth was slowing gave rise to the expectation that the Fed would pause in its cycle of raising interest rates, often described as credit tightening. At the Federal Open Market Committee
(FOMC) meeting on August 8, 2006, the FOMC decided to leave the Federal funds rate unchanged at 5.25%, ending a string of 17 consecutive meetings at which the committee decided to raise the Federal funds rate. The FOMC also left the rate unchanged at its subsequent meetings on September 20, 2006, and at its two-day meeting on October 24-25, 2006. The slower pace of economic growth that emerged in the second quarter of 2006 and that continued through the third quarter may lead to a gradual reduction in inflation pressures. Recent declines in energy prices may also help the Fed achieve its objective of lower inflation in 2007.

      The slowdown in growth has been led by a significant decline in housing activity. Speculation in sought-after housing markets have given way to a weaker pace of sales, sizable inventories of unsold homes, and a sharp reduction in new housing. In August, for the first time in a decade, the median sales price of existing homes fell below the previous year's level. Record-high gasoline prices during the spring and summer also contributed to a decline in consumer spending and, consequently, to slower GDP growth. Near the close of the third quarter, gasoline prices dropped sharply and mortgage rates declined about one-half a percentage point. These developments have already helped to boost consumer confidence and may improve prospects for better growth in the quarters ahead.

STOCKS RESPONDED POSITIVELY TO THE FED'S PAUSE
--------------------------------------------------------------------------------

      The equity markets responded positively to the Fed's decision in mid 2006 to keep the Federal funds rate unchanged and to the prospect of less inflation in the months ahead. By October 31, 2006, the Dow Jones Industrial Average closed at 12,080.73, close to its all-time high for the 12-month period. The risks to the economic outlook--a sluggish housing sector and the possibility of weak consumer spending--seem to have been offset by such favorable fundamentals as lower bond yields and excellent corporate earnings growth.

LOOKING AHEAD
--------------------------------------------------------------------------------

      If inflation pressures recede and economic growth rebounds, the outlook for stocks could remain positive. However, given the sluggish housing market, fluctuating energy prices, and continuing geopolitical tension, we believe maintaining a long-term perspective and a high degree of portfolio diversification may help investors over time. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track for reaching your financial destination.

      To help you reach your diversification goals, we offer funds across most major asset classes that are guided by skillful money managers--our subadvisers--who are chosen for their focused attention on a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND (the Fund) seeks maximum long-term total return, consistent with minimizing risk to principal.

ADVISER                                            SUBADVISER
   Wells Fargo Funds Management, LLC                  Cooke & Bieler, L.P.

FUND MANAGERS                                      FUND INCEPTION DATE
   Kermit S. Eck, CFA                                 02/18/1998
   Daren C. Heitman, CFA
   Michael M. Meyer, CFA
   James R. Norris
   Edward W. O'Connor, CFA
   R. James O'Neil, CFA
   Mehul Trivedi, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 24.44% 1 (excluding sales charges) for the 12-month period that ended October 31, 2006, outperforming its benchmark, the Russell Midcap(R) Value Index 2, which returned 20.51%. In addition, the Fund outperformed the Russell Midcap(R) Index 3, which returned 17.41% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE PERIOD SHOWN. CLASS D, ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Good stock selection was the primary factor contributing to performance. It was not the result of one or two stocks but, rather, a very broad-based effect across the Fund's portfolio. The impact of stock selection was favorable in numerous sectors, including technology, consumer staples, financials, media/services, and health care.

      Performance attributable to the Fund's sector weightings was neutral, in aggregate. Our underweighted position in energy had a positive effect, as did our overweighted position in industrials and retail. But this was offset by the negative effect of being underweighted in telecommunications and overweighted in technology and media/services.

      The worst performers during the period included PepsiAmericas Inc., Superior Industries International Inc., and Dollar General Corporation. Fortunately, these were also relatively small positions, which minimized their impact on the portfolio's results. The Fund's best-performing holdings included names such as Big Lots, American Power Conversion, Mettler-Toledo International, MoneyGram International, and Hain Celestial.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Within the context of our conservative investment approach, we continue to search for attractive, high-quality, financially strong, and currently undervalued investment opportunities. As a result, we purchased the following new additions: American Power Conversion Corp., Arthur J. Gallagher & Co., CDW Corp., Chemtura Corp., City National Corp., International Flavors & Fragrances Inc., International Speedway Corp., Pilgrim's Pride Corp., Quest Diagnostics Inc., Stewart Information Services Corp., Tiffany & Co., and White Mountains Insurance Group Ltd. To make room for these investments, we liquidated the following securities because they had reached our price targets: ADC Telecommunications, Albemarle Corp., AVX Corp., Equifax Inc., Haemonetics Corp., Itron Inc., Nordson Corp., Principal Financial Group, Seagate Technology, Tommy Hilfiger and Viad Corp.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the investment horizon looks much like it did a year ago, except that stock valuations have risen somewhat. Consequently, that makes things a bit less attractive to us as value investors. But again, we are not market timers. We continue to remain worried about a number of risk factors but prefer to deal with those risks by consistently emphasizing quality in our stock selection and by adhering to our valuation discipline.

      Of course, we cannot promise continued returns in excess of the Fund's benchmark as we have seen during the past year. In fact, we believe that this short period of exceptional outperformance has been somewhat unusual, just as we viewed the Fund's underperformance in late 2004 and early 2005 also as a short-term anomaly. What we can promise, however, is an unwavering commitment to our "high quality, low risk" style of stock selection.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND.

1 The Fund's adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            Performance shown for Class A, Class B, Class C, and Class D shares of the WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND for periods prior to July 26, 2004, reflects the performance of the unnamed share class of the C&B Mid Cap Value Portfolio, the predecessor fund, adjusted to reflect the sales charges and expenses applicable to each share class. Performance shown for Administrator Class and Institutional Class shares of the Fund for periods prior to July 26, 2004, reflects the performance of the Fund's Class D shares, and includes expenses that are not applicable to and are higher than those of these Classes.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                  Including Sales Charge               Excluding Sales Charge
                                                            ----------------------------------   ----------------------------------
                                                                                       Life of                              Life of
                                                            6-Months*  1-Year  5-Year   Fund     6-Months*  1-Year  5-Year   Fund
-----------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Class A (Incept. Date 07/26/2004)    1.28     17.26   13.53    13.31      7.45     24.44    14.89   14.08
-----------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Class B (Incept. Date 07/26/2004)    2.00     18.53   13.81    13.24      7.00     23.53    14.04   13.24
-----------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Class C (Incept. Date 07/26/2004)    6.05     22.58   14.05    13.24      7.05     23.58    14.05   13.24
-----------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Class D (Incept. Date 02/18/1998)                                         7.48     24.60    14.95   14.12
-----------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Administrator Class
  (Incept. Date 07/26/2004)                                                                        7.55     24.79    15.01   14.15
-----------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Institutional Class
  (Incept. Date 07/26/2004)                                                                        7.71     25.12    15.15   14.23
-----------------------------------------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
  Russell Midcap(R) Value Index 2                                                                  6.10     20.51    17.43   11.10
-----------------------------------------------------------------------------------------------------------------------------------
  Russell Midcap(R) Index 3                                                                        2.68     17.41    14.80    9.94
-----------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

Beta**                                                                     1.05
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    20.69x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.77x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  2.84
--------------------------------------------------------------------------------
Portfolio Turnover                                                           39%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL MIDCAP(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      23%
Consumer Staples                                                             7%
Financials                                                                  16%
Health Care                                                                  6%
Industrials                                                                 24%
Information Technology                                                      17%
Materials                                                                    7%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
American Power Conversion Corporation                                      5.21%
--------------------------------------------------------------------------------
Entegris Incorporated                                                      4.07%
--------------------------------------------------------------------------------
Mettler-Toledo International Incorporated                                  3.95%
--------------------------------------------------------------------------------
Hain Celestial Group Incorporated                                          3.72%
--------------------------------------------------------------------------------
MoneyGram International Incorporated                                       3.61%
--------------------------------------------------------------------------------
Big Lots Incorporated                                                      3.33%
--------------------------------------------------------------------------------
Catalina Marketing Corporation                                             3.32%
--------------------------------------------------------------------------------
Dover Corporation                                                          3.15%
--------------------------------------------------------------------------------
International Flavors & Fragrances Incorporated                            3.09%
--------------------------------------------------------------------------------
Hubbell Incorporated Class B                                               2.99%

GROWTH OF $10,000 INVESTMENT 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    WELLS FARGO        WELLS FARGO
                   ADVANTAGE C&B      ADVANTAGE C&B
                   MID CAP VALUE      MID CAP VALUE      Russell Midcap(R)     Russell Midcap(R)
                   FUND - Class A     FUND - Class D        Value Index             Index
                   --------------     --------------     -----------------     -----------------
 2/18/1998             $ 9,425           $10,000              $10,000               $10,000
 2/28/1998             $ 9,632           $10,220              $10,186               $10,254
 3/31/1998             $10,160           $10,780              $10,710               $10,740
 4/30/1998             $10,019           $10,630              $10,651               $10,767
 5/31/1998             $10,009           $10,620              $10,402               $10,434
 6/30/1998             $ 9,509           $10,089              $10,435               $10,578
 7/31/1998             $ 9,036           $ 9,588              $ 9,906               $10,074
 8/31/1998             $ 7,741           $ 8,214              $ 8,513               $ 8,463
 9/30/1998             $ 8,053           $ 8,545              $ 9,010               $ 9,010
10/31/1998             $ 9,170           $ 9,729              $ 9,593               $ 9,625
11/30/1998             $ 9,208           $ 9,770              $ 9,930               $10,080
12/31/1998             $ 9,484           $10,063              $10,232               $10,671
 1/31/1999             $ 8,982           $ 9,530              $ 9,994               $10,653
 2/28/1999             $ 8,640           $ 9,167              $ 9,774               $10,299
 3/31/1999             $ 8,830           $ 9,369              $ 9,914               $10,621
 4/30/1999             $ 9,467           $10,044              $10,853               $11,406
 5/31/1999             $ 9,562           $10,145              $10,898               $11,373
 6/30/1999             $10,664           $11,315              $11,022               $11,775
 7/31/1999             $10,541           $11,184              $10,746               $11,451
 8/31/1999             $ 9,713           $10,306              $10,375               $11,155
 9/30/1999             $ 9,323           $ 9,892              $ 9,850               $10,763
10/31/1999             $ 9,371           $ 9,942              $10,140               $11,273
11/30/1999             $ 9,447           $10,023              $ 9,954               $11,597
12/31/1999             $ 9,467           $10,044              $10,221               $12,617
 1/31/2000             $ 9,359           $ 9,930              $ 9,610               $12,200
 2/29/2000             $ 9,086           $ 9,640              $ 9,208               $13,137
 3/31/2000             $10,028           $10,640              $10,324               $13,890
 4/30/2000             $10,360           $10,992              $10,365               $13,232
 5/31/2000             $11,338           $12,029              $10,543               $12,882
 6/30/2000             $11,374           $12,067              $10,150               $13,263
 7/31/2000             $11,550           $12,254              $10,388               $13,114
 8/31/2000             $12,098           $12,836              $11,025               $14,371
 9/30/2000             $12,115           $12,853              $11,130               $14,166
10/31/2000             $12,536           $13,301              $11,342               $13,947
11/30/2000             $12,576           $13,343              $11,194               $12,692
12/31/2000             $13,351           $14,165              $12,181               $13,658
 1/31/2001             $14,276           $15,146              $12,137               $13,878
 2/28/2001             $14,618           $15,510              $12,086               $13,033
 3/31/2001             $13,968           $14,820              $11,751               $12,225
 4/30/2001             $14,395           $15,273              $12,397               $13,270
 5/31/2001             $15,331           $16,266              $12,749               $13,517
 6/30/2001             $15,252           $16,182              $12,579               $13,390
 7/31/2001             $15,679           $16,635              $12,529               $13,007
 8/31/2001             $15,491           $16,436              $12,300               $12,507
 9/30/2001             $14,236           $15,104              $11,126               $10,998
10/31/2001             $14,810           $15,713              $11,185               $11,434
11/30/2001             $15,760           $16,721              $11,968               $12,392
12/31/2001             $16,710           $17,730              $12,465               $12,890
 1/31/2002             $16,710           $17,730              $12,590               $12,813
 2/28/2002             $17,019           $18,057              $12,795               $12,677
 3/31/2002             $17,984           $19,081              $13,449               $13,437
 4/30/2002             $18,182           $19,291              $13,440               $13,177
 5/31/2002             $18,348           $19,467              $13,420               $13,028
 6/30/2002             $17,631           $18,706              $12,821               $12,154
 7/31/2002             $15,944           $16,916              $11,566               $10,968
 8/31/2002             $15,635           $16,589              $11,700               $11,028
 9/30/2002             $13,972           $14,824              $10,519               $10,011
10/31/2002             $14,501           $15,385              $10,853               $10,517
11/30/2002             $15,571           $16,520              $11,537               $11,247
12/31/2002             $15,124           $16,046              $11,262               $10,804
 1/31/2003             $14,672           $15,566              $10,950               $10,585
 2/28/2003             $14,087           $14,946              $10,769               $10,445
 3/31/2003             $14,463           $15,345              $10,806               $10,548
 4/30/2003             $15,788           $16,751              $11,627               $11,314
 5/31/2003             $17,025           $18,063              $12,651               $12,350
 6/30/2003             $17,391           $18,451              $12,739               $12,474
 7/31/2003             $18,031           $19,131              $13,135               $12,886
 8/31/2003             $18,870           $20,021              $13,601               $13,445
 9/30/2003             $18,175           $19,283              $13,496               $13,277
10/31/2003             $19,831           $21,040              $14,486               $14,290
11/30/2003             $20,295           $21,533              $14,906               $14,691
12/31/2003             $21,021           $22,303              $15,550               $15,131
 1/31/2004             $21,311           $22,610              $15,960               $15,571
 2/29/2004             $21,611           $22,930              $16,355               $15,906
 3/31/2004             $21,782           $23,110              $16,381               $15,910
 4/30/2004             $21,247           $22,542              $15,688               $15,325
 5/31/2004             $21,336           $22,637              $16,090               $15,706
 6/30/2004             $22,127           $23,477              $16,664               $16,140
 7/31/2004             $20,745           $22,010              $16,213               $15,434
 8/31/2004             $20,756           $22,022              $16,474               $15,501
 9/30/2004             $21,124           $22,424              $16,954               $16,004
10/31/2004             $21,057           $22,341              $17,346               $16,446
11/30/2004             $22,305           $23,678              $18,518               $17,448
12/31/2004             $23,317           $24,751              $19,236               $18,191
 1/31/2005             $22,341           $23,716              $18,788               $17,740
 2/28/2005             $23,099           $24,532              $19,443               $18,288
 3/31/2005             $22,927           $24,349              $19,385               $18,144
 4/30/2005             $22,146           $23,521              $18,874               $17,566
 5/31/2005             $23,443           $24,897              $19,654               $18,408
 6/30/2005             $24,074           $25,579              $20,297               $18,903
 7/31/2005             $24,912           $26,455              $21,264               $19,899
 8/31/2005             $23,936           $25,433              $21,097               $19,760
 9/30/2005             $24,131           $25,640              $21,383               $20,022
10/31/2005             $23,822           $25,311              $20,729               $19,421
11/30/2005             $25,107           $26,687              $21,460               $20,282
12/31/2005             $24,721           $26,278              $21,669               $20,492
 1/31/2006             $25,942           $27,573              $22,608               $21,545
 2/28/2006             $26,179           $27,837              $22,822               $21,519
 3/31/2006             $27,463           $29,199              $23,320               $22,052
 4/30/2006             $27,587           $29,344              $23,544               $22,207
 5/31/2006             $27,301           $29,040              $23,051               $21,460
 6/30/2006             $26,678           $28,379              $23,190               $21,484
 7/31/2006             $26,279           $27,956              $23,058               $21,014
 8/31/2006             $27,400           $29,159              $23,705               $21,548
 9/30/2006             $28,360           $30,177              $24,008               $21,938
10/31/2006             $29,643           $31,539              $24,981               $22,802

--------------------------------------------------------------------------------

2 The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Fund has selected the Russell Midcap(R) Value Index to replace the Russell Midcap(R) Index as its benchmark index going forward because the Russell Midcap(R) Value Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND Class A shares and Class D shares for the life of the Fund with the Russell Midcap(R) Value Index and the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Class D shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE COMMON STOCK FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE COMMON STOCK FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Ann M. Miletti                          12/29/1989
   Richard T. Weiss

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 19.11% 1 (excluding sales charges) for the 12-month period that ended October 31, 2006, outperforming its benchmark, the Russell 2500(TM) Index 2, which returned 17.69%. In addition, the Fund outperformed the Russell Midcap(R) Index 3, which returned 17.41% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Strong stock selection in the stable growth (e.g., consumer staples, media), cyclical, and technology sectors helped the Fund's relative performance during the period. The relative strong performance in the stable growth sector was mainly driven by the selection of publishing and broadcasting stocks. Positive stock selection in the air transportation segment, aided by disciplined industry supply and falling crude prices, led the strong performance in the cyclical sector. Holdings in the technology sector were bolstered by good performance in the equipment and peripheral segment of that market.

      The Fund's significant underweighted position in the Real Estate Investment Trust (REIT) segment of the interest-sensitive sector (e.g., financials, utilities, and REITs) negatively impacted the Fund's relative performance. To a lesser extent, the Fund's overweighted position in the energy sector, which was affected by weak fundamentals in the natural gas commodity, also hurt the Fund's relative performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our methodology includes buying stocks that are selling at a discount to their intrinsic private market value and selling stocks that approach their private market value. This discipline allows us to take a long-term perspective and be patient with stocks that are out-of-favor in the market, even when the market's focus is on the short-term.

      Consequently, additions were made in the technology and stable growth sectors, while positions in the energy and health care sectors were reduced. The remaining sector weightings were fairly consistent from the beginning to the end of the period. The Fund was overweighted in the technology, energy, and stable growth sectors and underweighted in the cyclical, health care, and interest-sensitive sectors.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The stock market remained strong during the past 12 months as the economy rebounded in the first quarter of 2006 from a slow fourth quarter in 2005. Toward the latter half of the 12-month period, the market became more optimistic about lower inflation risk, mainly due to the pullback we had seen in energy prices along with moderating economic growth and the impact that combination had on the Fed's decision keep the Federal funds rate at 5.25% in August, September, and October. We continue to see the corporate profit outlook for our companies as positive in general because the economy seems to be entering into the mid-cycle of the current economic expansion. The merger and acquisition market continues to be strong, which should benefit our investing style because we focus on valuing companies based on what it would cost to acquire them.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE COMMON STOCK FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE COMMON STOCK FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Common Stock Fund, its predecessor fund. Performance shown for the Class A shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class A sales charges and expenses. Performance shown for Class B shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class B sales charges and expenses. Performance shown for Class C shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class C sales charges and expenses. Performance shown for the Class Z shares of the WELLS FARGO ADVANTAGE COMMON STOCK FUND for periods prior to April 11, 2005, reflects the performance of the Class Z shares of the Strong Advisor Common Stock Fund, its predecessor fund.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                   Including Sales Charge             Excluding Sales Charge
                                                            ----------------------------------  -----------------------------------
                                                            6-Months*  1-Year  5-Year  10-Year  6-Months*  1-Year    5-Year 10-Year
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock Fund - Class A (Incept. Date 11/30/2000)        (4.91)    12.27   10.44    10.49     0.89      19.11    11.75   11.14
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock Fund - Class B (Incept. Date 11/30/2000)        (4.51)    13.23   10.63    10.63     0.49      18.23    10.90   10.63
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock Fund - Class C (Incept. Date 11/30/2000)        (0.51)    17.24   10.88    10.47     0.49      18.24    10.88   10.47
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock Fund - Class Z (Incept. Date 12/29/1989)                                             0.88      19.14    11.93   11.44
-----------------------------------------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
  Russell 2500(TM) Index 2                                                                        0.42      17.69    14.36   11.53
-----------------------------------------------------------------------------------------------------------------------------------
  Russell Midcap(R) Index 3                                                                       2.68      17.41    14.80   12.29
-----------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

Beta**                                                                     0.84
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    17.80x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.41x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                  $ 4.20
--------------------------------------------------------------------------------
Portfolio Turnover                                                           56%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2500(TM) INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      19%
Consumer Staples                                                             6%
Energy                                                                      12%
Financials                                                                  12%
Health Care                                                                  9%
Industrials                                                                 10%
Information Technology                                                      26%
Materials                                                                    6%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

EOG Resources Incorporated                                                 2.54%
--------------------------------------------------------------------------------
Noble Corporation                                                          2.53%
--------------------------------------------------------------------------------
Apache Corporation                                                         2.46%
--------------------------------------------------------------------------------
Cablevision Systems Corporation New York Group Class A                     2.40%
--------------------------------------------------------------------------------
Smith International Incorporated                                           1.90%
--------------------------------------------------------------------------------
Activision Incorporated                                                    1.89%
--------------------------------------------------------------------------------
Cameron International Corporation                                          1.89%
--------------------------------------------------------------------------------
MedImmune Incorporated                                                     1.89%
--------------------------------------------------------------------------------
Foundry Networks Incorporated                                              1.82%
--------------------------------------------------------------------------------
Altera Corporation                                                         1.75%

GROWTH OF $10,000 INVESTMENT 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    WELLS FARGO        WELLS FARGO
                     ADVANTAGE          ADVANTAGE
                    COMMON STOCK       COMMON STOCK      Russell 2500(TM)     Russell Midcap(R)
                   FUND - Class A     FUND - Class Z          Index                 Index
                   --------------     --------------     ----------------     -----------------
10/31/1996             $ 9,427           $10,000              $10,000              $10,000
11/30/1996             $10,046           $10,660              $10,483              $10,609
12/31/1996             $10,078           $10,698              $10,627              $10,501
 1/31/1997             $10,434           $11,078              $10,920              $10,894
 2/28/1997             $10,441           $11,089              $10,758              $10,877
 3/31/1997             $10,059           $10,687              $10,271              $10,415
 4/30/1997             $10,326           $10,974              $10,401              $10,674
 5/31/1997             $11,230           $11,938              $11,358              $11,453
 6/30/1997             $11,562           $12,295              $11,823              $11,828
 7/31/1997             $12,257           $13,037              $12,516              $12,814
 8/31/1997             $12,513           $13,314              $12,690              $12,675
 9/30/1997             $13,084           $13,926              $13,519              $13,399
10/31/1997             $12,306           $13,102              $12,912              $12,877
11/30/1997             $12,211           $13,005              $12,970              $13,184
12/31/1997             $12,454           $13,267              $13,215              $13,547
 1/31/1998             $12,391           $13,204              $13,013              $13,292
 2/28/1998             $13,299           $14,176              $13,958              $14,331
 3/31/1998             $13,869           $14,788              $14,570              $15,011
 4/30/1998             $14,049           $14,984              $14,625              $15,048
 5/31/1998             $13,445           $14,344              $13,947              $14,583
 6/30/1998             $13,459           $14,363              $13,963              $14,785
 7/31/1998             $12,718           $13,578              $13,004              $14,079
 8/31/1998             $10,596           $11,316              $10,551              $11,827
 9/30/1998             $11,221           $11,987              $11,300              $12,593
10/31/1998             $12,232           $13,071              $11,918              $13,452
11/30/1998             $12,590           $13,457              $12,508              $14,088
12/31/1998             $13,227           $14,143              $13,266              $14,915
 1/31/1999             $13,518           $14,458              $13,243              $14,889
 2/28/1999             $12,937           $13,841              $12,373              $14,394
 3/31/1999             $13,635           $14,592              $12,638              $14,845
 4/30/1999             $14,900           $15,951              $13,768              $15,941
 5/31/1999             $15,000           $16,062              $13,982              $15,896
 6/30/1999             $15,809           $16,933              $14,710              $16,456
 7/31/1999             $15,563           $16,675              $14,421              $16,004
 8/31/1999             $14,960           $16,034              $13,970              $15,590
 9/30/1999             $14,780           $15,846              $13,762              $15,042
10/31/1999             $15,815           $16,961              $14,063              $15,755
11/30/1999             $16,954           $18,188              $14,857              $16,208
12/31/1999             $18,498           $19,850              $16,469              $17,634
 1/31/2000             $17,744           $19,047              $16,090              $17,050
 2/29/2000             $18,634           $20,007              $18,414              $18,361
 3/31/2000             $19,786           $21,251              $18,132              $19,412
 4/30/2000             $18,652           $20,039              $17,157              $18,494
 5/31/2000             $18,851           $20,259              $16,334              $18,004
 6/30/2000             $18,545           $19,936              $17,407              $18,536
 7/31/2000             $18,137           $19,503              $16,964              $18,328
 8/31/2000             $19,588           $21,070              $18,424              $20,085
 9/30/2000             $19,128           $20,582              $17,825              $19,799
10/31/2000             $18,391           $19,795              $17,336              $19,493
11/30/2000             $17,047           $18,354              $15,810              $17,739
12/31/2000             $18,202           $19,611              $17,172              $19,088
 1/31/2001             $19,381           $20,876              $17,736              $19,396
 2/28/2001             $18,128           $19,533              $16,594              $18,215
 3/31/2001             $17,227           $18,580              $15,684              $17,085
 4/30/2001             $18,438           $19,884              $17,069              $18,546
 5/31/2001             $18,655           $20,137              $17,582              $18,892
 6/30/2001             $18,230           $19,689              $17,832              $18,714
 7/31/2001             $17,896           $19,329              $17,194              $18,178
 8/31/2001             $16,938           $18,298              $16,631              $17,479
 9/30/2001             $14,562           $15,740              $14,479              $15,372
10/31/2001             $15,556           $16,810              $15,227              $15,980
11/30/2001             $17,020           $18,405              $16,459              $17,319
12/31/2001             $17,839           $19,278              $17,381              $18,015
 1/31/2002             $17,477           $18,898              $17,166              $17,907
 2/28/2002             $17,015           $18,410              $16,865              $17,717
 3/31/2002             $18,292           $19,794              $18,031              $18,780
 4/30/2002             $17,568           $19,015              $17,985              $18,416
 5/31/2002             $17,133           $18,547              $17,458              $18,208
 6/30/2002             $15,585           $16,870              $16,474              $16,987
 7/31/2002             $14,047           $15,214              $14,508              $15,329
 8/31/2002             $14,228           $15,409              $14,552              $15,413
 9/30/2002             $12,780           $13,839              $13,399              $13,991
10/31/2002             $13,857           $15,009              $13,836              $14,698
11/30/2002             $15,468           $16,753              $14,965              $15,718
12/31/2002             $14,364           $15,564              $14,288              $15,099
 1/31/2003             $14,164           $15,350              $13,909              $14,794
 2/28/2003             $14,101           $15,282              $13,574              $14,598
 3/31/2003             $14,210           $15,399              $13,704              $14,742
 4/30/2003             $15,214           $16,490              $14,925              $15,813
 5/31/2003             $16,545           $17,933              $16,393              $17,260
 6/30/2003             $16,762           $18,176              $16,706              $17,434
 7/31/2003             $17,323           $18,790              $17,604              $18,009
 8/31/2003             $18,011           $19,531              $18,419              $18,791
 9/30/2003             $17,540           $19,024              $18,168              $18,556
10/31/2003             $18,645           $20,243              $19,604              $19,972
11/30/2003             $19,025           $20,652              $20,342              $20,532
12/31/2003             $19,894           $21,588              $20,791              $21,148
 1/31/2004             $20,219           $21,948              $21,549              $21,762
 2/29/2004             $20,681           $22,455              $21,883              $22,231
 3/31/2004             $20,455           $22,211              $22,014              $22,235
 4/30/2004             $19,776           $21,480              $20,957              $21,419
 5/31/2004             $19,875           $21,588              $21,384              $21,950
 6/30/2004             $20,319           $22,075              $22,088              $22,558
 7/31/2004             $18,961           $20,603              $20,803              $21,571
 8/31/2004             $18,735           $20,360              $20,749              $21,665
 9/30/2004             $19,559           $21,266              $21,532              $22,368
10/31/2004             $20,038           $21,782              $22,023              $22,985
11/30/2004             $21,143           $22,991              $23,668              $24,385
12/31/2004             $21,817           $23,737              $24,594              $25,423
 1/31/2005             $21,213           $23,088              $23,768              $24,794
 2/28/2005             $21,885           $23,821              $24,306              $25,560
 3/31/2005             $21,832           $23,775              $23,822              $25,359
 4/30/2005             $20,791           $22,634              $22,750              $24,551
 5/31/2005             $21,772           $23,711              $24,127              $25,727
 6/30/2005             $22,288           $24,265              $24,899              $26,419
 7/31/2005             $23,546           $25,640              $26,371              $27,812
 8/31/2005             $23,259           $25,331              $25,977              $27,617
 9/30/2005             $23,338           $25,406              $26,116              $27,983
10/31/2005             $22,763           $24,787              $25,305              $27,143
11/30/2005             $23,933           $26,056              $26,527              $28,347
12/31/2005             $24,418           $26,588              $26,588              $28,640
 1/31/2006             $25,908           $28,212              $28,469              $30,112
 2/28/2006             $25,658           $27,943              $28,445              $30,075
 3/31/2006             $26,397           $28,749              $29,551              $30,821
 4/30/2006             $26,875           $29,274              $29,655              $31,037
 5/31/2006             $25,953           $28,261              $28,255              $29,992
 6/30/2006             $25,794           $28,102              $28,269              $30,027
 7/31/2006             $25,328           $27,589              $27,379              $29,370
 8/31/2006             $25,919           $28,224              $28,071              $30,115
 9/30/2006             $26,329           $28,676              $28,414              $30,661
10/31/2006             $27,113           $29,531              $29,781              $31,868

--------------------------------------------------------------------------------

2 The Russell 2500(TM) Index measures performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index. The Fund has selected the Russell 2500(TM) Index to replace the Russell Midcap(R) Index as its benchmark index going forward because the Russell 2500(TM) Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE COMMON STOCK FUND Class A and Class Z shares for the most recent ten years with the Russell 2500(TM) Index and the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A and Class Z shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE MID CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Jerome "Cam" Philpott, CFA              12/30/1994
   Stuart Roberts

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 14.38% 1 (excluding sales charge) for the 12-month period that ended October 31, 2006, underperforming its benchmark, the Russell Midcap(R) Growth Index 2, which returned 14.51%. In addition, the Fund underperformed the Russell 2000(R) Index 3, which returned 19.98% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The leading contributor to Fund performance was strong stock selection supported by the effects of good sector allocation. Top performers for the Fund included holdings in industrials, consumer discretionary, financials, and telecommunication services sectors. The leading detractors were holdings in health care and energy.

      Terex, Wesco International, Monster Worldwide, and Hughes Supply were the leading contributors to Fund performance within the industrials sector. Several other companies held in the Fund posted strong results, especially in the third quarter of 2006, but ended up underperforming as investors grew more cautious toward the end of the 12-month period. Monster Worldwide, a global online job-search company, was one of these stocks. Investors became concerned that a slowing domestic economy would slow down the Monster's growth rate. We thought otherwise and continued to hold the Fund's position in the shares. In the United States, Monster has gained in market share because job-placement growth has increased online more than it has in traditional print media. Furthermore, we believe the Fund may ultimately benefit from the company's international growth. Hughes Supply did well, and was acquired by Home Depot at a very attractive premium, which helped Fund performance.

      Within the consumer discretionary sector, Fund holdings performed well during the period. Top contributors within this group included Hilton Hotels, Priceline.com, and Warner Music Group. Priceline.com, an online travel company, benefited from accelerated international market growth and steady domestic growth. Nevertheless, the Fund's portfolio was held back in this sector by a few holdings that did not meet our expectations.

      Performance of holdings within financials was driven by CB Richard Ellis Group, CapitalSource, and InterContinental Exchange. The Fund also benefited from individual holdings in NII Holdings, Alliance Data Systems, Integrated Device Technology, and Warner Music Group.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Significant changes were made by adding to the Fund's holdings in information technology, energy, and telecommunication services sectors, while deducting from the Fund's holdings in industrials, consumer discretionary, and financials. Information technology saw additions to Wright Express, Microsemi, and Autodesk. In the energy sector, we added to Noble, ENSCO International, Tetra Technologies, and Petrohawk Energy. The industrials sector was reduced due to the sales of Hughes Supply, J.B. Hunt Transport Services, and West Corp.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Investor concerns seem to center around whether the economy will slow down quickly or gradually as we move into 2007. Information that we have seen recently supports a soft landing for the economy and a more positive economic outlook, which from our perspective, may be good for stock prices. Our bottom-up approach has consistently driven the Fund's investment process, and we continue to feel positive about the earnings prospects of the companies in the Fund's portfolio. We remain optimistic and trust that the strong fundamentals in the companies owned by the Fund will also support performance over time.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MID CAP GROWTH FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                   Including Sales Charge             Excluding Sales Charge
                                                            ----------------------------------  -----------------------------------
                                                            6-Months*  1-Year  5-Year  10-Year  6-Months*   1-Year   5-Year 10-Year
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund - Class A (Incept. Date 12/30/1994)     (10.18)     7.80    7.48     6.90    (4.70)     14.38     8.76    7.54
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund - Class B (Incept. Date 06/09/2003)      (9.93)     8.58    7.68     6.75    (4.93)     13.58     7.98    6.75
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund - Class C (Incept. Date 06/09/2003)      (6.07)    12.40    7.95     6.74    (5.07)     13.40     7.95    6.74
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund - Class Z (Incept. Date 04/11/2005)                                          (4.71)     14.05     8.61    7.40
-----------------------------------------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
  Russell Midcap(R) Growth Index 2                                                               (0.58)     14.51    10.62    8.73
-----------------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index 3                                                                         0.90      19.98    13.76    9.84
-----------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

Beta**                                                                     1.09
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    24.20x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        3.79x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  3.42
--------------------------------------------------------------------------------
Portfolio Turnover                                                          123%

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL MIDCAP(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      17%
Energy                                                                       6%
Financials                                                                   5%
Health Care                                                                 21%
Industrials                                                                 18%
Information Technology                                                      25%
Telecommunication Services                                                   8%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

NII Holdings Incorporated                                                  5.07%
--------------------------------------------------------------------------------
Hilton Hotels Corporation                                                  3.41%
--------------------------------------------------------------------------------
Monster Worldwide Incorporated                                             3.03%
--------------------------------------------------------------------------------
ValueClick Incorporated                                                    2.85%
--------------------------------------------------------------------------------
Integrated Device Technology Incorporated                                  2.42%
--------------------------------------------------------------------------------
Laureate Education Incorporated                                            2.22%
--------------------------------------------------------------------------------
Microsemi Corporation                                                      2.15%
--------------------------------------------------------------------------------
Resources Connection Incorporated                                          2.15%
--------------------------------------------------------------------------------
Wright Express Corporation                                                 2.15%
--------------------------------------------------------------------------------
AutoDesk Incorporated                                                      2.09%

GROWTH OF $10,000 INVESTMENT 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    WELLS FARGO         WELLS FARGO
                   ADVANTAGE MID       ADVANTAGE MID
                     CAP GROWTH         CAP GROWTH       Russell Midcap(R)       Russell
                   FUND - Class A     FUND - Class Z       Growth Index        2000(R) Index
                   --------------     --------------     -----------------     -------------
10/31/1996            $ 9,425            $10,000              $10,000             $10,000
11/30/1996            $ 9,634            $10,220              $10,589             $10,412
12/31/1996            $ 9,932            $10,536              $10,411             $10,685
 1/31/1997            $10,379            $11,009              $10,871             $10,898
 2/28/1997            $ 9,774            $10,366              $10,632             $10,635
 3/31/1997            $ 9,392            $ 9,960              $10,031             $10,133
 4/30/1997            $ 9,357            $ 9,922              $10,277             $10,161
 5/31/1997            $10,414            $11,042              $11,198             $11,292
 6/30/1997            $11,160            $11,831              $11,508             $11,777
 7/31/1997            $11,783            $12,490              $12,609             $12,324
 8/31/1997            $12,358            $13,099              $12,486             $12,606
 9/30/1997            $13,233            $14,025              $13,118             $13,529
10/31/1997            $12,805            $13,570              $12,461             $12,935
11/30/1997            $12,581            $13,332              $12,592             $12,851
12/31/1997            $12,619            $13,370              $12,757             $13,076
 1/31/1998            $12,656            $13,409              $12,528             $12,869
 2/28/1998            $13,638            $14,447              $13,706             $13,820
 3/31/1998            $14,216            $15,058              $14,280             $14,390
 4/30/1998            $14,210            $15,050              $14,474             $14,469
 5/31/1998            $13,651            $14,456              $13,879             $13,689
 6/30/1998            $13,588            $14,389              $14,271             $13,718
 7/31/1998            $12,650            $13,394              $13,660             $12,607
 8/31/1998            $10,749            $11,380              $11,053             $10,159
 9/30/1998            $11,246            $11,905              $11,889             $10,954
10/31/1998            $11,985            $12,686              $12,764             $11,401
11/30/1998            $12,675            $13,415              $13,625             $11,998
12/31/1998            $13,621            $14,415              $15,036             $12,741
 1/31/1999            $12,956            $13,710              $15,487             $12,910
 2/28/1999            $11,772            $12,456              $14,730             $11,865
 3/31/1999            $11,831            $12,517              $15,550             $12,050
 4/30/1999            $12,430            $13,149              $16,259             $13,129
 5/31/1999            $12,233            $12,939              $16,050             $13,321
 6/30/1999            $13,035            $13,787              $17,170             $13,923
 7/31/1999            $12,627            $13,354              $16,623             $13,542
 8/31/1999            $12,075            $12,768              $16,451             $13,041
 9/30/1999            $12,200            $12,899              $16,311             $13,043
10/31/1999            $12,772            $13,503              $17,572             $13,097
11/30/1999            $14,016            $14,816              $19,391             $13,879
12/31/1999            $16,187            $17,109              $22,749             $15,450
 1/31/2000            $15,387            $16,262              $22,744             $15,201
 2/29/2000            $17,614            $18,614              $27,526             $17,711
 3/31/2000            $18,242            $19,276              $27,554             $16,543
 4/30/2000            $17,315            $18,295              $24,880             $15,548
 5/31/2000            $16,523            $17,456              $23,066             $14,641
 6/30/2000            $18,570            $19,617              $25,513             $15,918
 7/31/2000            $17,771            $18,771              $23,898             $15,405
 8/31/2000            $20,753            $21,918              $27,502             $16,581
 9/30/2000            $20,155            $21,284              $26,157             $16,093
10/31/2000            $19,243            $20,320              $24,367             $15,375
11/30/2000            $16,792            $17,730              $19,072             $13,796
12/31/2000            $18,550            $19,585              $20,076             $14,982
 1/31/2001            $18,405            $19,429              $21,223             $15,762
 2/28/2001            $16,174            $17,073              $17,552             $14,728
 3/31/2001            $14,504            $15,308              $15,040             $14,008
 4/30/2001            $16,107            $16,998              $17,547             $15,103
 5/31/2001            $16,443            $17,351              $17,465             $15,475
 6/30/2001            $16,387            $17,290              $17,474             $16,009
 7/31/2001            $15,513            $16,366              $16,295             $15,143
 8/31/2001            $14,616            $15,419              $15,114             $14,654
 9/30/2001            $12,789            $13,490              $12,616             $12,681
10/31/2001            $12,812            $13,512              $13,943             $13,423
11/30/2001            $13,574            $14,315              $15,444             $14,462
12/31/2001            $14,110            $14,879              $16,031             $15,354
 1/31/2002            $13,339            $14,065              $15,510             $15,195
 2/28/2002            $12,942            $13,644              $14,631             $14,778
 3/31/2002            $13,849            $14,599              $15,747             $15,966
 4/30/2002            $13,563            $14,296              $14,914             $16,112
 5/31/2002            $12,855            $13,548              $14,469             $15,396
 6/30/2002            $12,047            $12,695              $12,872             $14,633
 7/31/2002            $10,617            $11,187              $11,621             $12,423
 8/31/2002            $10,667            $11,239              $11,581             $12,392
 9/30/2002            $10,045            $10,583              $10,661             $11,502
10/31/2002            $10,393            $10,948              $11,487             $11,872
11/30/2002            $10,841            $11,419              $12,386             $12,931
12/31/2002            $10,082            $10,619              $11,637             $12,210
 1/31/2003            $ 9,921            $10,447              $11,523             $11,872
 2/28/2003            $ 9,747            $10,263              $11,423             $11,514
 3/31/2003            $10,033            $10,563              $11,636             $11,662
 4/30/2003            $10,903            $11,478              $12,428             $12,768
 5/31/2003            $11,723            $12,341              $13,624             $14,138
 6/30/2003            $11,921            $12,548              $13,818             $14,393
 7/31/2003            $12,321            $12,968              $14,312             $15,295
 8/31/2003            $13,046            $13,729              $15,100             $15,995
 9/30/2003            $12,721            $13,386              $14,807             $15,699
10/31/2003            $13,696            $14,410              $16,001             $17,018
11/30/2003            $13,971            $14,698              $16,429             $17,622
12/31/2003            $13,921            $14,644              $16,608             $17,980
 1/31/2004            $14,695            $15,457              $17,157             $18,760
 2/29/2004            $14,995            $15,771              $17,445             $18,929
 3/31/2004            $15,320            $16,111              $17,411             $19,105
 4/30/2004            $14,645            $15,400              $16,920             $18,131
 5/31/2004            $15,145            $15,924              $17,319             $18,419
 6/30/2004            $15,420            $16,212              $17,595             $19,194
 7/31/2004            $14,120            $14,844              $16,430             $17,902
 8/31/2004            $13,746            $14,448              $16,228             $17,811
 9/30/2004            $14,595            $15,340              $16,833             $18,646
10/31/2004            $15,245            $16,021              $17,404             $19,014
11/30/2004            $15,795            $16,598              $18,302             $20,662
12/31/2004            $16,911            $17,769              $19,179             $21,274
 1/31/2005            $16,483            $17,317              $18,665             $20,387
 2/28/2005            $16,109            $16,922              $19,138             $20,731
 3/31/2005            $16,002            $16,807              $18,858             $20,138
 4/30/2005            $15,172            $15,935              $18,112             $18,985
 5/31/2005            $16,082            $16,890              $19,149             $20,228
 6/30/2005            $16,510            $17,340              $19,506             $21,009
 7/31/2005            $17,232            $18,071              $20,643             $22,341
 8/31/2005            $17,099            $17,958              $20,517             $21,927
 9/30/2005            $17,393            $18,267              $20,781             $21,995
10/31/2005            $17,045            $17,902              $20,170             $21,311
11/30/2005            $17,875            $18,745              $21,265             $22,346
12/31/2005            $17,865            $18,735              $21,498             $22,244
 1/31/2006            $19,001            $19,928              $22,785             $24,238
 2/28/2006            $19,322            $20,265              $22,505             $24,172
 3/31/2006            $20,050            $21,030              $23,134             $25,344
 4/30/2006            $20,458            $21,428              $23,232             $25,340
 5/31/2006            $19,293            $20,235              $22,138             $23,916
 6/30/2006            $19,263            $20,204              $22,047             $24,069
 7/31/2006            $18,214            $19,102              $21,258             $23,287
 8/31/2006            $18,622            $19,530              $21,746             $23,976
 9/30/2006            $18,651            $19,530              $22,242             $24,175
10/31/2006            $19,497            $20,418              $23,096             $25,568

--------------------------------------------------------------------------------

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE MID CAP GROWTH FUND was named the Wells Fargo Montgomery Mid Cap Growth Fund. Performance shown for Class A, Class B, and Class C shares of the Fund for the periods prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Mid Cap Growth Fund, its predecessor fund, adjusted to reflect each class' respective sales charges and expenses. Performance shown for Class Z shares of the Fund for periods prior to April 11, 2005, reflects the performance of the Class A shares of the Fund and includes fees and expenses that are not applicable to and are lower than those of Class Z shares.

2 The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Index. The Fund has selected the Russell Midcap(R) Growth Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell Midcap(R) Growth Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE MID CAP GROWTH FUND Class A and Class Z for the most recent ten years with the Russell Midcap(R) Growth Index and the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Class Z and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Jerome "Cam" Philpott, CFA              07/13/1990
   Stuart Roberts

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 23.82% 1 (excluding sales charge) for the 12-month period that ended October 31, 2006, outperforming its benchmark, the Russell 2000(R) Growth Index 2, which returned 17.07%. In addition, the Fund outperformed the Russell 2000(R) Index 3, which returned 19.98% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z, ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The three top-performing sectors for the Fund were industrials, consumer discretionary, and information technology. Fund holdings in the industrials sector contributed positively due to good stock selection and positive allocation within the sector. Wesco International, Gardner Denver, and Hughes Supply were the top contributors in industrials. Gardner Denver, a diversified manufacturer of compressors and pumps, was a poor performer for the Fund's portfolio during the third quarter of 2006 despite posting good earnings results in July. The shares dramatically underperformed in September when energy stocks came under pressure as the commodity prices fell. Gardner Denver's energy business has been a high-growth segment for the company, but its growth prospects have not matched investor sentiment, so its price has lagged behind our expectations. Additionally, Gardner Denver has significant margin expansion potential in its compressor business, and the company's international growth is also attractive. Hughes Supply did well but was acquired by Home Depot, so the position was liquidated at a very attractive premium, which helped Fund performance.

      In the consumer discretionary sector, Priceline.com, Provide Commerce, and Orient Express Hotels were key performers. Online travel company, Priceline.com, was a favorite stock for the Fund as international market growth accelerated and domestic growth stabilized resulting in strong stock performance.

      Information technology benefited from both allocation and selection effect. Outstanding individual holdings in the information technology sector included WebEx Communications, Integrated Device Technology, and Wright Express.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The biggest changes in the Fund's portfolio were additions to industrials and energy and withdrawals from information technology and materials. In industrials, we reduced positions in Wesco International, Hughes Supply, and Hub Group, while taking significant profits, and increased holdings in Global Cash Access Holdings, Interline Brands, and FTI Consulting. In materials, we trimmed the Fund's position in Airgas.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Investor concerns seem to center around whether the economy will slow down quickly or gradually as we move into 2007. Information that we have seen recently supports a soft landing for the economy and a more positive economic outlook, which from our perspective, may be good for stock prices. Our bottom-up approach has consistently driven the Fund's investment process, and we continue to feel positive about the earnings prospects of the companies in the Fund's portfolio. We remain optimistic and believe that the strong fundamentals in the companies owned by the Fund will also support performance over time.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND was named the Wells Fargo Montgomery Small Cap Fund. Performance shown for Class A, Class B, and Class C shares of the Fund for the periods prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Small Cap Fund, its predecessor fund, adjusted to reflect each class' respective sales charges and expenses. Performance shown for Institutional Class shares of the Fund for periods prior to April 11, 2005, reflects the performance of the Class A shares of the Fund and includes fees and expenses that are not applicable to and are higher than those of the Institutional Class. Performance shown for Class Z shares of the Fund prior to April 11, 2005, reflects the performance of the Class A shares of the Fund and includes fees and expenses that are not applicable to and are higher than those of the Class Z shares. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Performance shown for the Administrator Class shares for periods prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Small Cap Fund, its predecessor fund, and includes fees and expenses that are not applicable to the Administrator Class shares.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                 Including Sales Charge               Excluding Sales Charge
                                                           -----------------------------------  -----------------------------------
                                                           6-Months*  1-Year   5-Year  10-Year  6-Months*  1-Year   5-Year  10-Year
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Class A
  (Incept. Date 07/13/1990)                                  (7.40)    16.70    9.65     5.08    (1.75)     23.82    10.96    5.70
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Class B
  (Incept. Date 06/09/2003)                                  (7.15)    17.86    9.85     4.91    (2.15)     22.86    10.13    4.91
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Class C
  (Incept. Date 06/09/2003)                                  (3.22)    21.84   10.14     4.92    (2.22)     22.84    10.14    4.92
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Class Z
  (Incept. Date 04/11/2005)                                                                      (1.89)     23.59    10.77    5.52
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Administrator Class
  (Incept. Date 06/09/2003)                                                                      (1.74)     24.07    11.09    5.77
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Institutional Class
  (Incept. Date 04/11/2005)                                                                      (1.53)     24.46    11.12    5.78
-----------------------------------------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Growth Index 2                                                                 (2.69)     17.07     9.51    5.15
-----------------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index 3                                                                         0.90      19.98    13.76    9.84
-----------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

Beta**                                                                     0.95
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    23.64x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        3.19x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  1.04
--------------------------------------------------------------------------------
Portfolio Turnover                                                          142%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      20%
Energy                                                                       4%
Financials                                                                   4%
Health Care                                                                 20%
Industrials                                                                 24%
Information Technology                                                      24%
Telecommunication Services                                                   4%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

ValueClick Incorporated                                                    2.84%
--------------------------------------------------------------------------------
Resources Connection Incorporated                                          2.81%
--------------------------------------------------------------------------------
VistaPrint Limited                                                         2.30%
--------------------------------------------------------------------------------
WebEx Communications Incorporated                                          2.27%
--------------------------------------------------------------------------------
Wright Express Corporation                                                 2.13%
--------------------------------------------------------------------------------
Microsemi Corporation                                                      2.11%
--------------------------------------------------------------------------------
DJ Orthopedics Incorporated                                                2.09%
--------------------------------------------------------------------------------
Gardner Denver Incorporated                                                2.04%
--------------------------------------------------------------------------------
SI International Incorporated                                              1.92%
--------------------------------------------------------------------------------
Orient Express Hotels Limited Class A                                      1.87%

GROWTH OF $10,000 INVESTMENT 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                       WELLS FARGO
                    WELLS FARGO         ADVANTAGE
                     ADVANTAGE          SMALL CAP
                     SMALL CAP        GROWTH FUND -
                       GROWTH         Administrator       Russell 2000         Russell
                   FUND - Class A         Class          Growth(R) Index     2000(R) Index
                   --------------     -------------      ---------------     -------------
10/31/1996            $ 9,425            $10,000             $10,000            $10,000
11/30/1996            $ 9,672            $10,262             $10,278            $10,412
12/31/1996            $ 9,550            $10,132             $10,478            $10,685
 1/31/1997            $ 9,731            $10,325             $10,740            $10,898
 2/28/1997            $ 9,176            $ 9,736             $10,092            $10,635
 3/31/1997            $ 8,434            $ 8,948             $ 9,379            $10,133
 4/30/1997            $ 8,226            $ 8,728             $ 9,270            $10,161
 5/31/1997            $ 9,503            $10,083             $10,664            $11,292
 6/30/1997            $10,131            $10,749             $11,025            $11,777
 7/31/1997            $10,697            $11,349             $11,590            $12,324
 8/31/1997            $10,764            $11,421             $11,937            $12,606
 9/30/1997            $11,880            $12,605             $12,890            $13,529
10/31/1997            $11,527            $12,230             $12,115            $12,935
11/30/1997            $11,449            $12,148             $11,827            $12,851
12/31/1997            $11,828            $12,550             $11,834            $13,076
 1/31/1998            $11,286            $11,975             $11,677            $12,869
 2/28/1998            $12,515            $13,279             $12,708            $13,820
 3/31/1998            $13,220            $14,026             $13,240            $14,390
 4/30/1998            $13,063            $13,860             $13,321            $14,469
 5/31/1998            $12,142            $12,882             $12,353            $13,689
 6/30/1998            $12,485            $13,247             $12,479            $13,718
 7/31/1998            $11,377            $12,071             $11,437            $12,607
 8/31/1998            $ 8,299            $ 8,806             $ 8,797            $10,159
 9/30/1998            $ 8,444            $ 8,959             $ 9,689            $10,954
10/31/1998            $ 8,992            $ 9,540             $10,195            $11,401
11/30/1998            $ 9,829            $10,429             $10,986            $11,998
12/31/1998            $10,891            $11,555             $11,980            $12,741
 1/31/1999            $10,956            $11,624             $12,519            $12,910
 2/28/1999            $10,009            $10,620             $11,374            $11,865
 3/31/1999            $10,212            $10,835             $11,779            $12,050
 4/30/1999            $10,862            $11,525             $12,819            $13,129
 5/31/1999            $10,927            $11,594             $12,839            $13,321
 6/30/1999            $11,968            $12,698             $13,516            $13,923
 7/31/1999            $11,997            $12,728             $13,098            $13,542
 8/31/1999            $11,946            $12,675             $12,608            $13,041
 9/30/1999            $11,520            $12,222             $12,852            $13,043
10/31/1999            $12,886            $13,672             $13,181            $13,097
11/30/1999            $13,839            $14,684             $14,574            $13,879
12/31/1999            $16,969            $18,004             $17,143            $15,450
 1/31/2000            $16,716            $17,736             $16,984            $15,201
 2/29/2000            $19,665            $20,864             $20,936            $17,711
 3/31/2000            $18,320            $19,438             $18,736            $16,543
 4/30/2000            $16,152            $17,138             $16,843            $15,548
 5/31/2000            $13,775            $14,615             $15,368            $14,641
 6/30/2000            $16,051            $17,030             $17,353            $15,918
 7/31/2000            $14,917            $15,827             $15,866            $15,405
 8/31/2000            $16,803            $17,828             $17,535            $16,581
 9/30/2000            $16,535            $17,544             $16,664            $16,093
10/31/2000            $14,649            $15,543             $15,311            $15,375
11/30/2000            $11,982            $12,713             $12,530            $13,796
12/31/2000            $12,704            $13,479             $13,297            $14,982
 1/31/2001            $12,608            $13,377             $14,373            $15,762
 2/28/2001            $11,792            $12,511             $12,402            $14,728
 3/31/2001            $10,954            $11,622             $11,275            $14,008
 4/30/2001            $11,908            $12,635             $12,655            $15,103
 5/31/2001            $12,417            $13,175             $12,949            $15,475
 6/30/2001            $12,566            $13,332             $13,318            $16,009
 7/31/2001            $11,834            $12,556             $12,182            $15,143
 8/31/2001            $10,922            $11,589             $11,420            $14,654
 9/30/2001            $ 9,522            $10,103             $ 9,577            $12,681
10/31/2001            $ 9,756            $10,351             $10,498            $13,423
11/30/2001            $10,519            $11,161             $11,375            $14,462
12/31/2001            $11,097            $11,774             $12,083            $15,354
 1/31/2002            $10,284            $10,911             $11,653            $15,195
 2/28/2002            $ 9,545            $10,128             $10,899            $14,778
 3/31/2002            $10,476            $11,115             $11,846            $15,966
 4/30/2002            $10,508            $11,149             $11,590            $16,112
 5/31/2002            $ 9,749            $10,343             $10,912            $15,396
 6/30/2002            $ 9,214            $ 9,776             $ 9,987            $14,633
 7/31/2002            $ 7,908            $ 8,391             $ 8,452            $12,423
 8/31/2002            $ 7,929            $ 8,413             $ 8,448            $12,392
 9/30/2002            $ 7,673            $ 8,141             $ 7,838            $11,502
10/31/2002            $ 8,047            $ 8,538             $ 8,234            $11,872
11/30/2002            $ 8,390            $ 8,901             $ 9,051            $12,931
12/31/2002            $ 7,822            $ 8,300             $ 8,426            $12,210
 1/31/2003            $ 7,598            $ 8,061             $ 8,197            $11,872
 2/28/2003            $ 7,544            $ 8,004             $ 7,979            $11,514
 3/31/2003            $ 7,673            $ 8,141             $ 8,100            $11,662
 4/30/2003            $ 8,432            $ 8,947             $ 8,866            $12,768
 5/31/2003            $ 9,203            $ 9,764             $ 9,865            $14,138
 6/30/2003            $ 9,556            $10,150             $10,055            $14,393
 7/31/2003            $10,027            $10,639             $10,816            $15,295
 8/31/2003            $10,455            $11,093             $11,396            $15,995
 9/30/2003            $10,102            $10,718             $11,108            $15,699
10/31/2003            $11,129            $11,819             $12,068            $17,018
11/30/2003            $11,493            $12,205             $12,461            $17,622
12/31/2003            $11,568            $12,285             $12,517            $17,980
 1/31/2004            $12,242            $13,000             $13,174            $18,760
 2/29/2004            $12,231            $12,989             $13,154            $18,929
 3/31/2004            $12,584            $13,363             $13,216            $19,105
 4/30/2004            $11,974            $12,728             $12,552            $18,131
 5/31/2004            $12,445            $13,227             $12,802            $18,419
 6/30/2004            $12,627            $13,432             $13,228            $19,194
 7/31/2004            $11,183            $11,887             $12,040            $17,902
 8/31/2004            $10,722            $11,399             $11,781            $17,811
 9/30/2004            $11,418            $12,149             $12,433            $18,646
10/31/2004            $11,782            $12,535             $12,735            $19,014
11/30/2004            $12,317            $13,102             $13,811            $20,662
12/31/2004            $13,144            $13,980             $14,308            $21,274
 1/31/2005            $12,579            $13,392             $13,663            $20,387
 2/28/2005            $12,383            $13,184             $13,851            $20,731
 3/31/2005            $12,122            $12,907             $13,331            $20,138
 4/30/2005            $11,459            $12,192             $12,483            $18,985
 5/31/2005            $12,177            $12,965             $13,364            $20,228
 6/30/2005            $12,710            $13,542             $13,795            $21,009
 7/31/2005            $13,568            $14,453             $14,759            $22,341
 8/31/2005            $13,449            $14,326             $14,551            $21,927
 9/30/2005            $13,623            $14,522             $14,666            $21,995
10/31/2005            $13,253            $14,119             $14,124            $21,311
11/30/2005            $14,156            $15,087             $14,923            $22,346
12/31/2005            $13,942            $14,862             $14,901            $22,244
 1/31/2006            $14,995            $15,990             $16,338            $24,238
 2/28/2006            $15,416            $16,437             $16,251            $24,172
 3/31/2006            $16,317            $17,392             $17,041            $25,344
 4/30/2006            $16,703            $17,826             $16,992            $25,340
 5/31/2006            $15,779            $16,834             $15,796            $23,916
 6/30/2006            $15,603            $16,648             $15,805            $24,069
 7/31/2006            $14,749            $15,730             $14,985            $23,287
 8/31/2006            $15,288            $16,313             $15,424            $23,976
 9/30/2006            $15,358            $16,387             $15,529            $24,175
10/31/2006            $16,410            $17,516             $16,535            $25,568

--------------------------------------------------------------------------------

2 The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Russell 2000(R) Growth Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell 2000(R) Growth Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND Class A and Administrator Class shares for the most recent ten years with the Russell 2000(R) Growth Index and the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND

      THE FUND IS CLOSED TO NEW INVESTORS.

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUBADVISER
   Wells Fargo Funds Management, LLC        Schroder Investment Management North
                                            America Inc.

FUND MANAGER                             FUND INCEPTION DATE
   Jenny B. Jones                           08/01/1993

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Administrator Class shares returned 22.57% 1 for the 12-month period that ended October 31, 2006, outperforming its benchmark, the Russell 2000(R) Index 2, which returned 19.98% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The 12-month period was robust for small cap stocks. Investors bid up prices as the Fed paused in its cycle of raising interest rates and as economic news remained generally positive. The Fund's outperformance was primarily the result of strong stock selection, particularly within the technology and health care sectors. At the stock level, RSA Security boosted Fund performance the most. The company received a bid from EMC for a 40% premium to the share price. Agnico-Eagle Mines (a Canadian Gold producer) was the second-largest contributor to relative performance. The stock benefited from the high price of gold and rose more than 170% during the 12-month period.

      Detractors from performance included stock selection in the financial services and consumer staples sectors, as well as the Fund's underweighted position in materials (the materials sector was up more than 34%). At the stock level, the two largest detractors were Advanced Analogic Technologies and Scientific Games. Advanced Analogic cut its third-quarter earnings and revenue projections, and the stock fell over 40%. Scientific Games fell following the release of disappointing profit numbers. We have added to Scientific Games on weakness throughout the period since we believe in its potential for solid recovery.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We made several changes, which is typical of our bottom-up, opportunistic approach to stock selection. Stock selection typically drives the Fund's over-or underweighted position in any sector and tends to be the most important contributing factor to performance. We invest in three distinct company types: mispriced growth, "steady eddies," or companies that we believe have stable and dependable earnings and revenue characteristics, and turnarounds, which include companies that are out of favor in the market but that we believe have the potential for improvement.

      A mispriced growth stock that we bought during the period was Mobile Mini (a portable storage company). The company is penetrating further into the U.S. market, where it is currently present in only 50% of its target locations, and is broadening its product range. An acquisition in the United Kingdom is enabling Mobile Mini to expand into Europe. We also added a "steady eddy" company, Acco Brands, which is an office supplies and computer accessories supplier. We believe that the company will achieve cost savings from a recent merger and will also increase its market share by expanding globally.

      A challenge that the fund management team has faced this year has been the large number of stocks reaching their price targets due to the very strong market environment. Consequently, there has been a fewer number of attractively prices investment opportunities. We have sold a number of names as they reached their price targets (e.g., Concur Technologies, Foundation Coal Holdings, and Brown Shoe Company). We also owned a number of companies that were acquired during the period, such as Symbron Dental, Ubiquitel, Serologicals, Aviall, and RSA Security.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We think that the U.S. economy will continue to slow but that strength in the corporate sector will help offset any weakness in consumer spending. The housing market continues to be a concern, with the number of new starts declining and the inventory of unsold homes growing. The impact of this slowdown, combined with high oil and gas prices, may threaten consumer spending. Corporate balance sheets, however, are healthy. Corporate profits are good, and companies are increasingly focused on generating returns for shareholders.

      We believe that the key to delivering strong relative returns will be picking cash-generating companies that are able to perform well in a slow-growth environment and that our fundamental-based research process will continue to identify these stocks.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                                     6-Months*    1-Year      5-Year     10-Year
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund - Administrator Class (Incept. Date 08/01/1993)           2.04        22.57       14.67      13.48
--------------------------------------------------------------------------------------------------------------------------------
Benchmark
--------------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index 2                                                              0.90        19.98       13.76       9.84
--------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

Beta**                                                                     0.77
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    27.60x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.55x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  1.31
--------------------------------------------------------------------------------
Portfolio Turnover                                                           79%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 3 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                       9%
Consumer Staples                                                             2%
Energy                                                                       6%
Financials                                                                  18%
Health Care                                                                 13%
Industrials                                                                 20%
Information Technology                                                      22%
Materials                                                                    5%
Utilities                                                                    3%
Telecommunication Services                                                   2%

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

Scientific Games Corporation Class A                                       2.20%
--------------------------------------------------------------------------------
Reinsurance Group of America Incorporated                                  1.98%
--------------------------------------------------------------------------------
Dresser Rand Group Incorporated                                            1.81%
--------------------------------------------------------------------------------
Informatica Corporation                                                    1.78%
--------------------------------------------------------------------------------
Emulex Corporation                                                         1.77%
--------------------------------------------------------------------------------
Max Re Capital Limited                                                     1.67%
--------------------------------------------------------------------------------
Bank of Hawaii Corporation                                                 1.52%
--------------------------------------------------------------------------------
Rightnow Technologies Incorporated                                         1.39%
--------------------------------------------------------------------------------
Apollo Investment Corporation                                              1.33%
--------------------------------------------------------------------------------
Westamerica Bancorporation                                                 1.28%

GROWTH OF $10,000 INVESTMENT 5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          WELLS FARGO
                        ADVANTAGE SMALL
                       CAP OPPORTUNITIES
                      FUND - Administrator        Russell 2000(R)
                             Class                    Index
                      --------------------        ---------------
   10/31/1996               $10,000                   $10,000
   11/30/1996               $10,331                   $10,412
   12/31/1996               $10,449                   $10,685
    1/31/1997               $10,664                   $10,898
    2/28/1997               $10,664                   $10,635
    3/31/1997               $10,269                   $10,133
    4/30/1997               $10,304                   $10,161
    5/31/1997               $11,517                   $11,292
    6/30/1997               $12,185                   $11,777
    7/31/1997               $12,771                   $12,324
    8/31/1997               $13,050                   $12,606
    9/30/1997               $13,944                   $13,529
   10/31/1997               $13,305                   $12,935
   11/30/1997               $13,206                   $12,851
   12/31/1997               $13,314                   $13,076
    1/31/1998               $13,040                   $12,869
    2/28/1998               $13,921                   $13,820
    3/31/1998               $14,783                   $14,390
    4/30/1998               $14,801                   $14,469
    5/31/1998               $14,046                   $13,689
    6/30/1998               $14,063                   $13,718
    7/31/1998               $13,094                   $12,607
    8/31/1998               $10,524                   $10,159
    9/30/1998               $10,792                   $10,954
   10/31/1998               $11,190                   $11,401
   11/30/1998               $11,862                   $11,998
   12/31/1998               $12,067                   $12,741
    1/31/1999               $11,829                   $12,910
    2/28/1999               $11,067                   $11,865
    3/31/1999               $11,073                   $12,050
    4/30/1999               $11,811                   $13,129
    5/31/1999               $12,216                   $13,321
    6/30/1999               $13,020                   $13,923
    7/31/1999               $12,830                   $13,542
    8/31/1999               $12,169                   $13,041
    9/30/1999               $12,210                   $13,043
   10/31/1999               $12,246                   $13,097
   11/30/1999               $12,931                   $13,879
   12/31/1999               $13,735                   $15,450
    1/31/2000               $13,622                   $15,201
    2/29/2000               $14,664                   $17,711
    3/31/2000               $16,266                   $16,543
    4/30/2000               $16,272                   $15,548
    5/31/2000               $15,617                   $14,641
    6/30/2000               $16,594                   $15,918
    7/31/2000               $16,427                   $15,405
    8/31/2000               $18,119                   $16,581
    9/30/2000               $17,851                   $16,093
   10/31/2000               $17,231                   $15,375
   11/30/2000               $16,237                   $13,796
   12/31/2000               $17,980                   $14,982
    1/31/2001               $18,312                   $15,762
    2/28/2001               $17,688                   $14,728
    3/31/2001               $17,070                   $14,008
    4/30/2001               $18,312                   $15,103
    5/31/2001               $19,041                   $15,475
    6/30/2001               $19,457                   $16,009
    7/31/2001               $19,268                   $15,143
    8/31/2001               $18,852                   $14,654
    9/30/2001               $17,232                   $12,681
   10/31/2001               $17,857                   $13,423
   11/30/2001               $19,034                   $14,462
   12/31/2001               $20,307                   $15,354
    1/31/2002               $20,027                   $15,195
    2/28/2002               $19,636                   $14,778
    3/31/2002               $20,821                   $15,966
    4/30/2002               $20,691                   $16,112
    5/31/2002               $20,259                   $15,396
    6/30/2002               $18,822                   $14,633
    7/31/2002               $16,651                   $12,423
    8/31/2002               $16,788                   $12,392
    9/30/2002               $15,542                   $11,502
   10/31/2002               $16,199                   $11,872
   11/30/2002               $17,267                   $12,931
   12/31/2002               $16,461                   $12,210
    1/31/2003               $16,179                   $11,872
    2/28/2003               $15,563                   $11,514
    3/31/2003               $15,701                   $11,662
    4/30/2003               $16,440                   $12,768
    5/31/2003               $17,968                   $14,138
    6/30/2003               $18,460                   $14,393
    7/31/2003               $19,474                   $15,295
    8/31/2003               $20,481                   $15,995
    9/30/2003               $19,966                   $15,699
   10/31/2003               $21,350                   $17,018
   11/30/2003               $22,038                   $17,622
   12/31/2003               $22,535                   $17,980
    1/31/2004               $23,686                   $18,760
    2/29/2004               $24,134                   $18,929
    3/31/2004               $24,328                   $19,105
    4/30/2004               $24,052                   $18,131
    5/31/2004               $24,201                   $18,419
    6/30/2004               $24,814                   $19,194
    7/31/2004               $23,581                   $17,902
    8/31/2004               $23,902                   $17,811
    9/30/2004               $25,009                   $18,646
   10/31/2004               $25,905                   $19,014
   11/30/2004               $27,669                   $20,662
   12/31/2004               $28,356                   $21,274
    1/31/2005               $27,548                   $20,387
    2/28/2005               $27,956                   $20,731
    3/31/2005               $27,344                   $20,138
    4/30/2005               $26,205                   $18,985
    5/31/2005               $27,412                   $20,228
    6/30/2005               $28,381                   $21,009
    7/31/2005               $29,572                   $22,341
    8/31/2005               $29,350                   $21,927
    9/30/2005               $29,699                   $21,995
   10/31/2005               $28,874                   $21,311
   11/30/2005               $30,303                   $22,346
   12/31/2005               $30,160                   $22,244
    1/31/2006               $32,813                   $24,238
    2/28/2006               $32,804                   $24,172
    3/31/2006               $34,301                   $25,344
    4/30/2006               $34,695                   $25,340
    5/31/2006               $33,291                   $23,916
    6/30/2006               $33,236                   $24,069
    7/31/2006               $32,602                   $23,287
    8/31/2006               $33,741                   $23,976
    9/30/2006               $33,768                   $24,175
   10/31/2006               $35,402                   $25,568

--------------------------------------------------------------------------------

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND - Administrator Class was named the Wells Fargo Small Cap Opportunities Fund - Institutional Class. Performance shown for Administrator Class shares of the Fund for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Small Cap Opportunities Fund, its predecessor fund.

2 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

3 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

4 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND Administrator Class shares for the most recent ten years with the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

      THE FUND IS CLOSED TO NEW INVESTORS.

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            FUND INCEPTION DATE
   I. Charles Rinaldi                      12/31/1997

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 15.44% 1 (excluding sales charge) for the 12-month period that ended October 31, 2006, underperforming its benchmark, the Russell 2000(R) Value Index 2, which returned 22.90%. In addition, the Fund underperformed the Russell 2000(R) Index 3, which returned 19.98% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's investment style is focused on identifying undervalued stocks with attractive valuations. We avoid chasing overvalued and over-hyped stocks. During the period, the Fund's underweighted position in traditional banks and real estate investment trusts (REITs) contributed to underperformance relative to the Fund's benchmark. Sectors that helped Fund performance included materials and industrial processing, energy, consumer discretionary, and technology. The Fund was underweighted in financials relative to its benchmark, and this hurt Fund performance.

      In materials, the best performers were steel, gold, and chemicals. In industrials, the leaders were construction and metal fabricating. The Fund was overweighted in materials and industrial processing because our fundamental research indicated that the underlying stocks offered the potential for added value.

      Holdings in energy stocks were also solid performers for the Fund and affirmed our investment team's proprietary research on oil-well equipment, servicing, crude oil, natural gas, drilling, and coal-related companies. In particular, the Fund's holdings in infrastructure-related energy companies stayed strong. Nevertheless, with energy prices fluctuating, we remained attentive and cautious with the sector overall.

      Holdings in consumer discretionary stocks also helped Fund performance, with particular strength coming from commercial services stocks. Retailers held in the Fund were contributors, highlighted by small niche companies held for some time. Technology stocks contributed to Fund performance as merger and acquisition activity picked up in the third quarter of 2006. Stocks with higher price-to-earnings ratios were strong in the first three months of 2006, allowing the Fund's benchmark to perform well in technology. We typically avoid higher price-to-earnings ratios and screen for companies with lower price-to-earnings ratios because we believe that stocks with extended valuations that lack strong fundamentals fail to perform well in the long term. At times, our preference for lower price-to-earnings ratios in the stocks we select can contribute to the Fund's relative underperformance compared to its benchmark.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We took advantage of historically high valuations in the energy and materials sectors. Gains from energy were reinvested in selected companies within financials and technology. Our deep research allows us to identify companies that we believe have quality valuations. At the same time, our investment process helps us to determine price targets so that we know when to sell or reduce a holding. During the period, we found and purchased quality valuations in property and casualty insurance companies in niche markets that we believe have the potential for solid performance.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We are cautious in the near term about the broad stock market. Over the long term, we believe that the small-cap value asset class remains attractive as many small cap companies continue to be underappreciated by Wall Street and undervalued by investors. We will continue to take advantage of inefficiencies within the small cap value asset class because we believe that current markets reward active management and strong stock selection. We remain focused on identifying investment opportunities in stocks with quality management and strong fundamentals that pass our stringent investment process.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                  Including Sales Charge               Excluding Sales Charge
                                                            ---------------------------------   -----------------------------------
                                                                                      Life of                               Life of
                                                            6-Months*  1-Year 5-Year   Fund     6-Months*  1-Year   5-Year   Fund
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund - Class A (Incept. Date 11/30/2000)     (6.74)     8.81   16.91   16.84     (1.06)     15.44    18.30   17.63
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund - Class B (Incept. Date 11/30/2000)     (6.43)     9.61   17.18   16.98     (1.43)     14.61    17.40   16.98
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund - Class C (Incept. Date 11/30/2000)     (2.43)    13.57   17.41   16.92     (1.43)     14.57    17.41   16.92
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund - Class Z (Incept. Date 12/31/1997)                                         (1.02)     15.53    18.45   17.86
-----------------------------------------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Value Index 2                                                                   4.58      22.90    17.52   11.17
-----------------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index 3                                                                         0.90      19.98    13.76    7.97
-----------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

Beta**                                                                     1.00
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    18.50x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        1.92x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  0.53
--------------------------------------------------------------------------------
Portfolio Turnover                                                           33%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                        7%
Consumer Staples                                                              2%
Energy                                                                       27%
Financials                                                                    3%
Health Care                                                                   7%
Industrials                                                                  15%
Information Technology                                                       14%
Materials                                                                    24%
Telecommunication Services                                                    1%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

Global Industries Limited                                                  5.58%
--------------------------------------------------------------------------------
Range Resources Corporation                                                4.22%
--------------------------------------------------------------------------------
Glamis Gold Limited                                                        3.56%
--------------------------------------------------------------------------------
Randgold Resources Limited ADR                                             3.25%
--------------------------------------------------------------------------------
Chicago Bridge & Iron Company NV                                           2.75%
--------------------------------------------------------------------------------
Symbol Technologies Incorporated                                           2.49%
--------------------------------------------------------------------------------
IPSCO Incorporated                                                         2.26%
--------------------------------------------------------------------------------
Apex Silver Mines Limited                                                  2.22%
--------------------------------------------------------------------------------
Intermec Incorporated                                                      2.09%
--------------------------------------------------------------------------------
Steel Dynamics Incorporated                                                1.98%

GROWTH OF $10,000 INVESTMENT 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     WELLS FARGO         WELLS FARGO
                      ADVANTAGE           ADVANTAGE
                   SMALL CAP VALUE     SMALL CAP VALUE      Russell 2000(R)      Russell 2000(R)
                   FUND - Class A      FUND - Class Z         Value Index             Index
                   ---------------     ---------------      ---------------      ---------------
12/31/1997             $ 9,425             $10,000              $10,000              $10,000
 1/31/1998             $ 9,903             $10,510              $ 9,839              $ 9,913
 2/28/1998             $10,692             $11,350              $10,434              $10,646
 3/31/1998             $11,707             $12,430              $10,857              $11,084
 4/30/1998             $12,241             $13,000              $10,911              $11,145
 5/31/1998             $11,616             $12,340              $10,524              $10,544
 6/30/1998             $11,039             $11,730              $10,465              $10,567
 7/31/1998             $ 9,841             $10,460              $ 9,645              $ 9,711
 8/31/1998             $ 7,731             $ 8,220              $ 8,135              $ 7,825
 9/30/1998             $ 8,322             $ 8,850              $ 8,594              $ 8,438
10/31/1998             $ 8,865             $ 9,430              $ 8,849              $ 8,782
11/30/1998             $ 9,408             $10,010              $ 9,089              $ 9,242
12/31/1998             $ 9,970             $10,610              $ 9,374              $ 9,814
 1/31/1999             $10,174             $10,830              $ 9,161              $ 9,945
 2/28/1999             $ 9,298             $ 9,900              $ 8,536              $ 9,139
 3/31/1999             $ 9,127             $ 9,720              $ 8,465              $ 9,282
 4/30/1999             $10,486             $11,170              $ 9,238              $10,113
 5/31/1999             $10,830             $11,540              $ 9,522              $10,261
 6/30/1999             $11,475             $12,230              $ 9,867              $10,725
 7/31/1999             $11,697             $12,470              $ 9,633              $10,431
 8/31/1999             $11,516             $12,280              $ 9,280              $10,045
 9/30/1999             $11,682             $12,460              $ 9,095              $10,047
10/31/1999             $11,023             $11,760              $ 8,913              $10,088
11/30/1999             $11,704             $12,490              $ 8,959              $10,690
12/31/1999             $12,732             $13,590              $ 9,234              $11,901
 1/31/2000             $13,675             $14,600              $ 8,993              $11,709
 2/29/2000             $15,020             $16,040              $ 9,543              $13,642
 3/31/2000             $15,513             $16,570              $ 9,587              $12,743
 4/30/2000             $14,947             $15,970              $ 9,644              $11,976
 5/31/2000             $14,775             $15,790              $ 9,497              $11,278
 6/30/2000             $14,837             $15,860              $ 9,774              $12,261
 7/31/2000             $14,244             $15,230              $10,100              $11,866
 8/31/2000             $15,717             $16,810              $10,552              $12,772
 9/30/2000             $15,162             $16,220              $10,492              $12,396
10/31/2000             $14,971             $16,020              $10,455              $11,843
11/30/2000             $14,351             $15,360              $10,242              $10,627
12/31/2000             $16,042             $17,170              $11,342              $11,540
 1/31/2001             $17,172             $18,390              $11,655              $12,141
 2/28/2001             $17,284             $18,520              $11,639              $11,345
 3/31/2001             $17,527             $18,770              $11,452              $10,790
 4/30/2001             $18,826             $20,180              $11,983              $11,634
 5/31/2001             $19,966             $21,400              $12,291              $11,920
 6/30/2001             $19,713             $21,140              $12,785              $12,331
 7/31/2001             $18,873             $20,240              $12,498              $11,664
 8/31/2001             $18,443             $19,780              $12,455              $11,287
 9/30/2001             $16,219             $17,400              $11,080              $ 9,768
10/31/2001             $17,069             $18,310              $11,370              $10,339
11/30/2001             $17,593             $18,880              $12,187              $11,140
12/31/2001             $18,881             $20,259              $12,933              $11,827
 1/31/2002             $18,619             $19,989              $13,104              $11,704
 2/28/2002             $18,909             $20,289              $13,184              $11,383
 3/31/2002             $20,950             $22,484              $14,172              $12,299
 4/30/2002             $21,474             $23,045              $14,670              $12,410
 5/31/2002             $21,287             $22,844              $14,185              $11,859
 6/30/2002             $20,342             $21,842              $13,871              $11,271
 7/31/2002             $17,440             $18,726              $11,810              $ 9,569
 8/31/2002             $17,917             $19,237              $11,758              $ 9,545
 9/30/2002             $16,803             $18,035              $10,918              $ 8,860
10/31/2002             $16,812             $18,045              $11,082              $ 9,144
11/30/2002             $17,786             $19,097              $11,966              $ 9,960
12/31/2002             $17,711             $19,017              $11,455              $ 9,405
 1/31/2003             $17,271             $18,546              $11,133              $ 9,145
 2/28/2003             $16,812             $18,065              $10,758              $ 8,869
 3/31/2003             $16,522             $17,744              $10,873              $ 8,983
 4/30/2003             $17,861             $19,187              $11,906              $ 9,835
 5/31/2003             $20,005             $21,492              $13,122              $10,890
 6/30/2003             $20,229             $21,742              $13,344              $11,087
 7/31/2003             $21,240             $22,834              $14,010              $11,781
 8/31/2003             $22,073             $23,726              $14,542              $12,321
 9/30/2003             $21,802             $23,445              $14,375              $12,093
10/31/2003             $23,506             $25,279              $15,547              $13,108
11/30/2003             $24,694             $26,561              $16,144              $13,574
12/31/2003             $26,298             $28,278              $16,728              $13,849
 1/31/2004             $26,644             $28,658              $17,306              $14,450
 2/29/2004             $27,556             $29,644              $17,641              $14,580
 3/31/2004             $27,858             $29,968              $17,885              $14,716
 4/30/2004             $26,064             $28,047              $16,960              $13,965
 5/31/2004             $26,481             $28,504              $17,165              $14,188
 6/30/2004             $27,848             $29,978              $18,037              $14,785
 7/31/2004             $26,946             $29,002              $17,208              $13,790
 8/31/2004             $26,413             $28,432              $17,376              $13,719
 9/30/2004             $28,246             $30,404              $18,064              $14,363
10/31/2004             $28,052             $30,207              $18,344              $14,646
11/30/2004             $31,127             $33,518              $19,972              $15,916
12/31/2004             $31,529             $33,959              $20,449              $16,387
 1/31/2005             $30,741             $33,116              $19,658              $15,703
 2/28/2005             $32,663             $35,206              $20,048              $15,969
 3/31/2005             $31,436             $33,882              $19,635              $15,512
 4/30/2005             $29,345             $31,635              $18,623              $14,623
 5/31/2005             $30,247             $32,611              $19,758              $15,581
 6/30/2005             $31,676             $34,162              $20,632              $16,183
 7/31/2005             $33,775             $36,418              $21,806              $17,209
 8/31/2005             $34,852             $37,581              $21,305              $16,890
 9/30/2005             $36,182             $39,027              $21,270              $16,943
10/31/2005             $34,258             $36,959              $20,736              $16,416
11/30/2005             $35,775             $38,592              $21,577              $17,213
12/31/2005             $36,202             $39,061              $21,412              $17,134
 1/31/2006             $39,305             $42,414              $23,182              $18,670
 2/28/2006             $37,790             $40,770              $23,181              $18,619
 3/31/2006             $39,353             $42,466              $24,303              $19,522
 4/30/2006             $39,972             $43,139              $24,368              $19,519
 5/31/2006             $38,832             $41,910              $23,359              $18,422
 6/30/2006             $38,869             $41,935              $23,647              $18,540
 7/31/2006             $38,420             $41,469              $23,318              $17,937
 8/31/2006             $39,147             $42,259              $24,015              $18,468
 9/30/2006             $38,287             $41,314              $24,251              $18,622
10/31/2006             $39,547             $42,699              $25,485              $19,694

--------------------------------------------------------------------------------

            Performance shown for the Class A, Class B, Class C and Class Z shares of the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B, Class C and Class Z shares, respectively, of the Strong Advisor Small Cap Value Fund, its predecessor fund. Performance shown for the Class A, Class B, and Class C shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect each class' respective sales charges and expenses.

2 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Russell 2000(R) Value Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell 2000(R) Value Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND Class A and Class Z shares for the life of the Fund with the Russell 2000(R) Value Index and the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Class Z shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS    FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                       Beginning        Ending
                                                                        Account        Account          Expenses
                                                                         Value          Value          Paid During     Net Annual
                                                                       05/01/2006     10/31/2006        Period(1)    Expense Ratio
Wells Fargo Advantage C&B Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Class A
Actual                                                                  $1,000.00      $1,074.50          $ 7.22          1.38%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,018.25          $ 7.02          1.38%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Class B
Actual                                                                  $1,000.00      $1,070.00          $11.11          2.13%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,014.47          $10.82          2.13%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Class C
Actual                                                                  $1,000.00      $1,070.50          $11.12          2.13%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,014.47          $10.82          2.13%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Class D
Actual                                                                  $1,000.00      $1,074.80          $ 6.54          1.25%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,018.90          $ 6.36          1.25%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Administrator Class
Actual                                                                  $1,000.00      $1,075.10          $ 6.01          1.15%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,019.41          $ 5.85          1.15%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Institutional Class
Actual                                                                  $1,000.00      $1,077.10          $ 4.71          0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,020.67          $ 4.58          0.90%

FUND EXPENSES (UNAUDITED)    WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                        Beginning        Ending
                                                                         Account        Account         Expenses
                                                                          Value          Value         Paid During      Net Annual
                                                                        05/01/2006     10/31/2006       Period(1)     Expense Ratio
Wells Fargo Advantage Common Stock Fund
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Common Stock Fund - Class A
Actual                                                                  $1,000.00      $1,008.90          $ 6.63          1.31%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,018.60          $ 6.67          1.31%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Common Stock Fund - Class B
Actual                                                                  $1,000.00      $1,004.90          $10.41          2.06%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,014.82          $10.46          2.06%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Common Stock Fund - Class C
Actual                                                                  $1,000.00      $1,004.90          $10.41          2.06%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,014.82          $10.46          2.06%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Common Stock Fund - Class Z
Actual                                                                  $1,000.00      $1,008.80          $ 6.53          1.29%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,018.70          $ 6.56          1.29%

Wells Fargo Advantage Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Growth Fund - Class A
Actual                                                                  $1,000.00      $  953.00          $ 6.89          1.40%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,018.15          $ 7.12          1.40%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Growth Fund - Class B
Actual                                                                  $1,000.00      $  950.70          $10.57          2.15%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,014.37          $10.92          2.15%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Growth Fund - Class C
Actual                                                                  $1,000.00      $  949.30          $10.56          2.15%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,014.37          $10.92          2.15%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Growth Fund - Class Z
Actual                                                                  $1,000.00      $  952.90          $ 7.73          1.57%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,017.29          $ 7.98          1.57%

Wells Fargo Advantage Small Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Class A
Actual                                                                  $1,000.00      $  982.50          $ 7.00          1.40%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,018.15          $ 7.12          1.40%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Class B
Actual                                                                  $1,000.00      $  978.50          $10.72          2.15%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,014.37          $10.92          2.15%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Class C
Actual                                                                  $1,000.00      $  977.80          $10.72          2.15%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,014.37          $10.92          2.15%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Class Z
Actual                                                                  $1,000.00      $  980.40          $ 7.84          1.57%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,017.29          $ 7.98          1.57%

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS    FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        Beginning        Ending
                                                                         Account        Account         Expenses
                                                                          Value          Value         Paid During     Net Annual
                                                                        05/01/2006     10/31/2006       Period(1)     Expense Ratio
Wells Fargo Advantage Small Cap Growth Fund (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Administrator Class
Actual                                                                  $1,000.00      $  982.60          $ 6.00          1.20%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,019.16          $ 6.11          1.20%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Institutional Class
Actual                                                                  $1,000.00      $  984.70          $ 4.50          0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,020.67          $ 4.58          0.90%

Wells Fargo Advantage Small Cap Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Opportunities Fund - Administrator Class
Actual                                                                  $1,000.00      $1,020.40          $ 6.11          1.20%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,019.16          $ 6.11          1.20%

Wells Fargo Advantage Small Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value Fund - Class A
Actual                                                                  $1,000.00      $  989.40          $ 7.17          1.43%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,018.00          $ 7.27          1.43%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value Fund - Class B
Actual                                                                  $1,000.00      $  985.70          $10.91          2.18%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,014.22          $11.07          2.18%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value Fund - Class C
Actual                                                                  $1,000.00      $  985.70          $10.91          2.18%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,014.22          $11.07          2.18%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value Fund - Class Z
Actual                                                                  $1,000.00      $  989.80          $ 6.82          1.36%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $1,000.00      $1,018.35          $ 6.92          1.36%

(1) Expenses are equal to the Fund's annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 94.76%

AMUSEMENT & RECREATION SERVICES - 0.97%
    153,300   INTERNATIONAL SPEEDWAY CORPORATION CLASS A                                                         $    7,957,803
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 2.38%
    583,500   JONES APPAREL GROUP INCORPORATED                                                                       19,488,900
                                                                                                                 --------------

BUSINESS SERVICES - 10.78%
  1,014,730   CATALINA MARKETING CORPORATION<<                                                                       25,723,406
    613,200   IMS HEALTH INCORPORATED                                                                                17,077,620
    818,300   MONEYGRAM INTERNATIONAL INCORPORATED<<                                                                 27,994,043
    890,770   PARAMETRIC TECHNOLOGY CORPORATION+                                                                     17,405,646

                                                                                                                     88,200,715
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 6.72%
  1,441,900   CHEMTURA CORPORATION                                                                                   12,371,502
    564,036   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                        23,960,249
    695,590   VALSPAR CORPORATION                                                                                    18,634,856

                                                                                                                     54,966,607
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 2.78%
    171,000   CITY NATIONAL CORPORATION                                                                              11,381,760
    427,515   SOUTH FINANCIAL GROUP INCORPORATED<<                                                                   11,341,973

                                                                                                                     22,723,733
                                                                                                                 --------------

EATING & DRINKING PLACES - 2.79%
    347,800   ARAMARK CORPORATION CLASS B                                                                            11,626,954
    255,488   CBRL GROUP INCORPORATED<<                                                                              11,218,478

                                                                                                                     22,845,432
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.57%
  1,337,530   AMERICAN POWER CONVERSION CORPORATION<<                                                                40,433,532
  1,146,050   FLEXTRONICS INTERNATIONAL LIMITED+                                                                     13,294,180

                                                                                                                     53,727,712
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.15%
    353,780   QUEST DIAGNOSTICS INCORPORATED<<                                                                       17,597,017
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 2.81%
    361,500   PEPSIAMERICAS INCORPORATED                                                                              7,392,675
    625,750   PILGRIMS PRIDE CORPORATION<<                                                                           15,631,235

                                                                                                                     23,023,910
                                                                                                                 --------------

FURNITURE & FIXTURES - 2.13%
  1,051,920   STEELCASE INCORPORATED                                                                                 17,430,314
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 5.27%
  1,225,330   BIG LOTS INCORPORATED<<+                                                                               25,829,956
  1,232,974   DOLLAR GENERAL CORPORATION<<                                                                           17,298,625

                                                                                                                     43,128,581
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
HEALTH SERVICES - 0.85%
    131,860   UNIVERSAL HEALTH SERVICES CLASS B                                                                  $    6,981,987
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 12.58%
    107,252   CARLISLE COMPANIES INCORPORATED                                                                         8,975,920
    188,750   CDW CORPORATION<<                                                                                      12,395,213
    514,800   DOVER CORPORATION                                                                                      24,453,000
  2,812,000   ENTEGRIS INCORPORATED<<+                                                                               31,522,520
    622,790   PALL CORPORATION                                                                                       19,867,001
    207,300   TENNANT COMPANY                                                                                         5,731,845

                                                                                                                    102,945,499
                                                                                                                 --------------

INSURANCE AGENTS, BROKERS & SERVICE - 4.13%
    643,200   ARTHUR J. GALLAGHER & COMPANY<<                                                                        17,913,120
    801,950   UNUMPROVIDENT CORPORATION                                                                              15,862,571

                                                                                                                     33,775,691
                                                                                                                 --------------

INSURANCE CARRIERS - 5.95%
    102,044   AMBAC FINANCIAL GROUP INCORPORATED                                                                      8,519,654
    292,393   MBIA INCORPORATED<<                                                                                    18,134,214
    143,400   STEWART INFORMATION SERVICES CORPORATION                                                                5,314,404
     29,360   WHITE MOUNTAIN INSURANCE GROUP LIMITED                                                                 16,669,140

                                                                                                                     48,637,412
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.75%
    446,570   METTLER-TOLEDO INTERNATIONAL INCORPORATED+                                                             30,657,031
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 3.51%
    459,900   HASBRO INCORPORATED                                                                                    11,920,608
    470,670   TIFFANY & COMPANY<<                                                                                    16,812,332

                                                                                                                     28,732,940
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 2.18%
    618,620   ZALE CORPORATION+                                                                                      17,841,001
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.55%
    752,628   CAPITALSOURCE INCORPORATED<<                                                                           20,877,901
                                                                                                                 --------------

PERSONAL SERVICES - 2.69%
    578,430   G & K SERVICES INCORPORATED CLASS A                                                                    22,043,967
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 2.83%
    468,162   HUBBELL INCORPORATED CLASS B                                                                           23,183,382
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.54%
    498,900   HARTE HANKS INCORPORATED                                                                               12,597,225
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 2.60%
    912,275   FEDERAL SIGNAL CORPORATION                                                                             13,921,317
    433,000   SUPERIOR INDUSTRIES INTERNATIONAL INCORPORATED<<                                                        7,317,700

                                                                                                                     21,239,017
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
WHOLESALE TRADE NON-DURABLE GOODS - 4.25%
  1,020,450   HAIN CELESTIAL GROUP INCORPORATED<<+                                                               $   28,807,304
    111,100   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                    5,943,849

                                                                                                                     34,751,153
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $659,876,049)                                                                             775,354,930
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 17.89%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.37%
  3,021,655   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                  3,021,655
        508   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               508

                                                                                                                      3,022,163
                                                                                                                 --------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 17.52%
$   661,753   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.35%       11/15/2007           662,058
     73,528   AQUINAS FUNDING LLC++                                                    5.33        12/11/2006            73,100
  3,676,407   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        11/03/2006         3,676,407
  1,838,204   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        12/22/2006         1,838,204
  1,838,204   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.30        04/25/2007         1,838,296
  2,020,627   ATOMIUM FUNDING CORPORATION++                                            5.35        11/03/2006         2,020,041
  1,838,204   BANCO SANTANDER TOTTA LOAN+/-++                                          5.32        11/16/2007         1,838,240
  1,838,204   BANK OF AMERICA NA SERIES BKNT+/-                                        5.36        06/19/2007         1,838,553
  1,213,214   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.42        01/12/2007         1,213,457
    441,169   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.53        01/16/2007           441,345
  1,400,491   BUCKINGHAM II CDO LLC++                                                  5.30        11/20/2006         1,396,611
  4,646,905   BUCKINGHAM II CDO LLC++                                                  5.31        11/21/2006         4,633,336
  1,838,204   BUCKINGHAM III CDO LLC++                                                 5.33        12/15/2006         1,826,439
  1,323,507   CAIRN HIGH GRADE FUNDING I LLC                                           5.30        11/16/2006         1,320,608
  1,470,563   CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        11/14/2006         1,467,769
    742,634   CAIRN HIGH GRADE FUNDING I LLC                                           5.35        11/01/2006           742,634
  1,356,594   CEDAR SPRINGS CAPITAL COMPANY++                                          5.32        11/17/2006         1,353,433
    812,339   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        11/02/2006           812,217
    676,827   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        12/06/2006           673,382
    735,281   CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        01/17/2007           727,039
  1,838,204   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.34        07/16/2007         1,838,296
  1,838,204   CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.37        11/15/2006         1,838,240
  3,676,407   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.28        06/25/2007         3,676,260
  6,695,473   DEER VALLEY FUNDING LLC                                                  5.31        11/14/2006         6,682,751
  1,691,147   DEER VALLEY FUNDING LLC                                                  5.31        11/20/2006         1,686,463
     93,087   DEER VALLEY FUNDING LLC++                                                5.32        11/27/2006            92,734
  5,422,333   DNB NOR BANK ASA                                                         5.33        11/01/2006         5,422,333
     73,528   EDISON ASSET SECURITIZATION LLC                                          5.41        12/11/2006            73,100
  3,676,407   FAIRWAY FINANCE CORPORATION                                              5.32        11/01/2006         3,676,407
    382,346   FCAR OWNER TRUST SERIES II                                               5.30        11/03/2006           382,235
 13,346,742   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $13,348,729)           5.36        11/01/2006        13,346,742
  1,078,878   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.31        11/15/2006         1,076,678
     91,910   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.43        11/06/2006            91,843

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    91,910   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46%       11/27/2006    $       91,562
    600,725   GALLEON CAPITAL LLC                                                      5.35        11/01/2006           600,725
  1,055,129   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46        03/30/2007         1,055,804
    147,056   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007           147,109
    257,349   HBOS TREASURY SERVICES PLC+/-++                                          5.45        01/12/2007           257,444
  1,031,232   HSBC BANK USA+/-                                                         5.41        12/14/2006         1,031,315
  2,573,485   IBM CORPORATION SERIES MTN+/-                                            5.36        06/28/2007         2,574,720
  4,779,329   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.39        09/17/2007         4,779,329
  1,838,204   INTESA BANK IRELAND PLC SERIES BKNT+/-++                                 5.32        11/23/2007         1,838,112
    897,043   K2 USA LLC                                                               5.32        11/10/2006           895,868
  1,102,922   KAUPTHING BANK SERIES MTN+/-++                                           5.38        03/20/2007         1,102,382
    679,400   KLIO FUNDING CORPORATION++                                               5.36        11/03/2006           679,203
  4,416,541   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.30        11/06/2006         4,413,317
  2,210,697   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.31        11/08/2006         2,208,442
  7,352,814   LEXINGTON PARKER CAPITAL CORPORATION++                                   5.32        11/01/2006         7,352,814
    147,056   LIBERTY STREET FUNDING CORPORATION++                                     5.31        11/15/2006           146,756
  1,838,204   LIBERTY STREET FUNDING CORPORATION++                                     5.35        11/01/2006         1,838,204
  1,102,922   LIQUID FUNDING LIMITED+/-++                                              5.29        12/01/2006         1,102,922
  1,838,204   LIQUID FUNDING LIMITED++                                                 5.33        12/07/2006         1,828,571
  1,102,922   LIQUID FUNDING LIMITED                                                   5.47        12/28/2006         1,093,768
    441,169   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007           441,235
    735,281   MBIA GLOBAL FUNDING LLC+/-++                                             5.32        02/20/2007           735,318
    415,434   MORGAN STANLEY+/-                                                        5.50        11/09/2006           415,442
  1,838,204   MORGAN STANLEY+/-                                                        5.50        07/27/2007         1,840,060
  1,237,111   MORGAN STANLEY+/-                                                        5.51        01/12/2007         1,237,495
    438,963   MORGAN STANLEY+/-                                                        5.55        11/24/2006           439,016
    340,068   MORGAN STANLEY SERIES EXL+/-ss.                                          5.38        12/14/2007           340,108
  1,317,257   NATIONWIDE BUILDING SOCIETY+/-++                                         5.49        07/20/2007         1,318,693
    404,405   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51        12/11/2006           404,486
  1,151,818   NORTH SEA FUNDING LLC                                                    5.31        11/09/2006         1,150,471
  3,676,407   NORTHERN ROCK PLC+/-++ss.                                                5.32        12/05/2007         3,676,885
  1,102,922   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.30        05/15/2007         1,102,922
    297,421   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.34        05/22/2007           297,461
  4,538,525   SHEFFIELD RECEIVABLES CORPORATION                                        5.34        11/01/2006         4,538,525
  1,470,563   SLM CORPORATION+/-++ss.                                                  5.32        12/12/2007         1,470,989
  1,249,978   STANFIELD VICTORIA FUNDING LLC++                                         5.37        11/27/2006         1,245,241
    425,066   TRAVELLERS INSURANCE COMPANY+/-                                          5.39        02/09/2007           425,058
  1,838,204   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.33        06/15/2007         1,838,314
  1,838,204   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.33        03/09/2007         1,838,534
  1,838,204   VERSAILLES CDS LLC++                                                     5.35        11/01/2006         1,838,204
  3,005,095   WHITE PINE FINANCE LLC++                                                 5.31        11/10/2006         3,001,159
    455,874   WINDMILL FUNDING CORPORATION++                                           5.35        11/01/2006           455,874
  7,992,509   WORLD OMNI VEHICLE LEASING INCORPORATED++                                5.31        11/15/2006         7,976,205

                                                                                                                    143,343,313
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $146,365,476)                                                         146,365,476
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 5.58%
 45,626,442   Wells Fargo Money Market Trust~@                                                                   $   45,626,442
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $45,626,442)                                                                      45,626,442
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $851,867,967)*                        118.23%                                                              $  967,346,848
OTHER ASSETS AND LIABILITIES, NET           (18.23)                                                                (149,166,074)
                                            ------                                                               --------------
TOTAL NET ASSETS                            100.00%                                                              $  818,180,774
                                            ======                                                               ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

ss. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $45,626,442.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $853,037,722 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                  $124,906,695
       GROSS UNREALIZED DEPRECIATION                   (10,597,569)
                                                      ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)     $114,309,126

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 82.57%

APPAREL & ACCESSORY STORES - 2.73%
    600,000   CHICO'S FAS INCORPORATED+                                                                          $   14,358,000
    225,000   KOHLS CORPORATION<<+                                                                                   15,885,000

                                                                                                                     30,243,000
                                                                                                                 --------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.34%
    424,000   ADVANCE AUTO PARTS INCORPORATED                                                                        14,848,480
                                                                                                                 --------------

BUSINESS SERVICES - 7.27%
  1,125,000   ACTIVISION INCORPORATED+                                                                               17,347,500
    215,000   CHECKFREE CORPORATION+                                                                                  8,488,200
    460,000   CITRIX SYSTEMS INCORPORATED<<+                                                                         13,583,800
    360,000   COGNOS INCORPORATED<<+                                                                                 13,132,800
    730,000   ECLIPSYS CORPORATION+                                                                                  15,468,700
    770,000   RED HAT INCORPORATED+                                                                                  12,612,600

                                                                                                                     80,633,600
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 4.44%
    675,000   HUNTSMAN CORPORATION+                                                                                  11,657,250
    180,000   IMCLONE SYSTEMS INCORPORATED+                                                                           5,632,200
    345,000   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                        14,655,600
    540,000   MEDIMMUNE INCORPORATED+                                                                                17,301,600

                                                                                                                     49,246,650
                                                                                                                 --------------

COMMUNICATIONS - 7.53%
    790,000   CABLEVISION SYSTEMS CORPORATION NEW YORK GROUP CLASS A+                                                21,954,100
    370,000   CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                              12,894,500
  1,315,000   FOUNDRY NETWORKS INCORPORATED+                                                                         16,647,900
    580,000   LIBERTY GLOBAL INCORPORATED CLASS A<<+                                                                 15,219,200
     89,000   LIBERTY MEDIA HOLDING CORPORATION CAPITAL SERIES A+                                                     7,926,340
    405,000   LIBERTY MEDIA HOLDING CORPORATION INTERACTIVE SERIES A+                                                 8,938,350

                                                                                                                     83,580,390
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 3.93%
    207,000   CITY NATIONAL CORPORATION                                                                              13,777,920
    360,000   FIFTH THIRD BANCORP                                                                                    14,346,000
    322,000   MARSHALL & ILSLEY CORPORATION                                                                          15,436,680

                                                                                                                     43,560,600
                                                                                                                 --------------

EATING & DRINKING PLACES - 0.08%
     27,800   OSI RESTAURANT PARTNERS INCORPORATED                                                                      924,906
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.34%
    363,000   REPUBLIC SERVICES INCORPORATED                                                                         14,886,630
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.25%
    620,000   ADVANCED MICRO DEVICES INCORPORATED<<+                                                                 13,187,400
    870,000   ALTERA CORPORATION<<+                                                                                  16,042,800
    645,000   ATHEROS COMMUNICATIONS INCORPORATED+                                                                   14,015,850
    555,000   ENERSYS<<+                                                                                              9,784,650

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
    820,000   FAIRCHILD SEMICONDUCTOR INTERNATIONAL INCORPORATED+                                                $   13,210,200
  1,000,000   SEMTECH CORPORATION+                                                                                   13,030,000
    385,000   SILICON LABORATORIES INCORPORATED+                                                                     12,562,550
    310,000   TESSERA TECHNOLOGIES INCORPORATED+                                                                     10,822,100

                                                                                                                    102,655,550
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.33%
  1,775,000   BEARINGPOINT INCORPORATED+                                                                             14,785,750
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 2.36%
    605,000   COCA-COLA ENTERPRISES INCORPORATED                                                                     12,118,150
    197,000   MOLSON COORS BREWING COMPANY                                                                           14,022,460

                                                                                                                     26,140,610
                                                                                                                 --------------

HEALTH SERVICES - 2.97%
    300,000   EDWARDS LIFESCIENCES CORPORATION<<+                                                                    12,879,000
    650,000   NEKTAR THERAPEUTICS+                                                                                    9,379,500
    575,000   VALEANT PHARMACEUTICALS INTERNATIONAL                                                                  10,741,000

                                                                                                                     32,999,500
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.22%
    398,600   WILLIAMS-SONOMA INCORPORATED                                                                           13,556,386
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.89%
    345,000   CAMERON INTERNATIONAL CORPORATION+                                                                     17,284,500
    175,000   CARLISLE COMPANIES INCORPORATED                                                                        14,645,750
    295,000   DOVER CORPORATION                                                                                      14,012,500
    580,000   SEAGATE TECHNOLOGY                                                                                     13,096,400
    441,800   SMITH INTERNATIONAL INCORPORATED                                                                       17,442,264

                                                                                                                     76,481,414
                                                                                                                 --------------

INSURANCE AGENTS, BROKERS & SERVICE - 1.20%
    478,000   ARTHUR J. GALLAGHER & COMPANY                                                                          13,312,300
                                                                                                                 --------------

INSURANCE CARRIERS - 3.83%
    470,000   HCC INSURANCE HOLDINGS INCORPORATED<<                                                                  15,820,200
    220,000   MBIA INCORPORATED                                                                                      13,644,400
    240,000   RENAISSANCERE HOLDINGS LIMITED                                                                         13,056,000

                                                                                                                     42,520,600
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.63%
    390,000   RESPIRONICS INCORPORATED+                                                                              13,774,800
    333,000   TRIMBLE NAVIGATION LIMITED+                                                                            15,391,260

                                                                                                                     29,166,060
                                                                                                                 --------------

METAL MINING - 1.26%
    450,000   BARRICK GOLD CORPORATION<<                                                                             13,950,000
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
OIL & GAS EXTRACTION - 6.22%
    345,000   APACHE CORPORATION                                                                                 $   22,535,400
    350,000   EOG RESOURCES INCORPORATED                                                                             23,285,500
    330,000   NOBLE CORPORATION                                                                                      23,133,000

                                                                                                                     68,953,900
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 0.64%
    230,800   PACTIV CORPORATION+                                                                                     7,117,872
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 0.69%
    265,000   ALCOA INCORPORATED                                                                                      7,661,150
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.27%
    400,000   DOW JONES & COMPANY INCORPORATED                                                                       14,036,000
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.07%
    136,000   MERRILL LYNCH & COMPANY INCORPORATED                                                                   11,889,120
                                                                                                                 --------------

TRANSPORTATION BY AIR - 2.47%
    343,000   CONTINENTAL AIRLINES INCORPORATED CLASS B+                                                             12,649,840
    555,000   SKYWEST INCORPORATED                                                                                   14,796,300

                                                                                                                     27,446,140
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 2.55%
    250,000   AUTOLIV INCORPORATED<<                                                                                 14,217,500
    320,100   GOODRICH CORPORATION                                                                                   14,113,207

                                                                                                                     28,330,707
                                                                                                                 --------------

TRANSPORTATION SERVICES - 1.01%
    690,000   EXPEDIA INCORPORATED+                                                                                  11,212,500
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 3.84%
    425,000   SUPERVALU INCORPORATED                                                                                 14,195,000
    430,000   SYSCO CORPORATION                                                                                      15,041,400
    275,000   TRACTOR SUPPLY COMPANY+                                                                                13,315,500

                                                                                                                     42,551,900
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 1.21%
    565,000   AVNET INCORPORATED+                                                                                    13,379,200
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $688,917,090)                                                                             916,070,915
                                                                                                                 --------------

                                                                                                  MATURITY DATE
EXCHANGEABLE NOTES - 1.62%
     93,600   CARDINAL HEALTH+                                                                     05/04/2007         6,182,748
    450,600   YAHOO! INCORPORATED+++                                                               03/29/2007        11,787,698

TOTAL EXCHANGEABLE NOTES (COST $17,799,611)                                                                          17,970,446
                                                                                                                 --------------

INVESTMENT COMPANIES - 1.23%
    100,000   VANGUARD TOTAL STOCK MARKET ETF+                                                                       13,621,000

TOTAL INVESTMENT COMPANIES (COST $13,661,900)                                                                        13,621,000
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    COMMON STOCK FUND
--------------------------------------------------------------------------------

CONTRACTS     SECURITY NAME                                                       STRIKE PRICE   EXPIRATION DATE     VALUE
OPTIONS - 0.01%
        400   CABLEVISION SYSTEMS CORPORATION PUT+                                   $30.00        03/17/2007    $       86,000
        500   CONTINENTAL AIRLINES INCORPORATED PUT+                                  35.00        12/16/2006            87,000

TOTAL OPTIONS (PREMIUMS PAID $429,700)                                                                                  173,000
                                                                                                                 --------------

SHARES
COLLATERAL FOR SECURITIES LENDING - 4.90%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.10%
  1,121,776   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                  1,121,776
        188   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               188

                                                                                                                      1,121,964
                                                                                                                 --------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 4.80%
$   245,673   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.35%       11/15/2007           245,786
     27,297   AQUINAS FUNDING LLC++                                                    5.33        12/11/2006            27,138
  1,364,850   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        11/03/2006         1,364,850
    682,425   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        12/22/2006           682,425
    682,425   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.30        04/25/2007           682,459
    750,149   ATOMIUM FUNDING CORPORATION++                                            5.35        11/03/2006           749,931
    682,425   BANCO SANTANDER TOTTA LOAN+/-++                                          5.32        11/16/2007           682,439
    682,425   BANK OF AMERICA NA SERIES BKNT+/-                                        5.36        06/19/2007           682,555
    450,401   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.42        01/12/2007           450,491
    163,782   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.53        01/16/2007           163,848
    519,926   BUCKINGHAM II CDO LLC++                                                  5.30        11/20/2006           518,486
  1,725,143   BUCKINGHAM II CDO LLC++                                                  5.31        11/21/2006         1,720,106
    682,425   BUCKINGHAM III CDO LLC++                                                 5.33        12/15/2006           678,058
    491,346   CAIRN HIGH GRADE FUNDING I LLC                                           5.30        11/16/2006           490,270
    545,940   CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        11/14/2006           544,903
    275,700   CAIRN HIGH GRADE FUNDING I LLC                                           5.35        11/01/2006           275,700
    503,630   CEDAR SPRINGS CAPITAL COMPANY++                                          5.32        11/17/2006           502,456
    301,577   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        11/02/2006           301,532
    251,269   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        12/06/2006           249,990
    272,970   CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        01/17/2007           269,910
    682,425   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.34        07/16/2007           682,459
    682,425   CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.37        11/15/2006           682,439
  1,364,850   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.28        06/25/2007         1,364,796
  2,485,665   DEER VALLEY FUNDING LLC                                                  5.31        11/14/2006         2,480,942
    627,831   DEER VALLEY FUNDING LLC                                                  5.31        11/20/2006           626,092
     34,558   DEER VALLEY FUNDING LLC++                                                5.32        11/27/2006            34,427
  2,013,018   DNB NOR BANK ASA                                                         5.33        11/01/2006         2,013,018
     27,297   EDISON ASSET SECURITIZATION LLC                                          5.41        12/11/2006            27,138
  1,364,850   FAIRWAY FINANCE CORPORATION                                              5.32        11/01/2006         1,364,850
    141,944   FCAR OWNER TRUST SERIES II                                               5.30        11/03/2006           141,903
  4,954,920   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $4,955,658)            5.36        11/01/2006         4,954,920
    400,529   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.31        11/15/2006           399,712
     34,121   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.43        11/06/2006            34,096

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    COMMON STOCK FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    34,121   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46%       11/27/2006    $       33,992
    223,017   GALLEON CAPITAL LLC                                                      5.35        11/01/2006           223,017
    391,712   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46        03/30/2007           391,963
     54,594   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007            54,614
     95,540   HBOS TREASURY SERVICES PLC+/-++                                          5.45        01/12/2007            95,575
    382,840   HSBC BANK USA+/-                                                         5.41        12/14/2006           382,871
    955,395   IBM CORPORATION SERIES MTN+/-                                            5.36        06/28/2007           955,854
  1,774,305   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.39        09/17/2007         1,774,305
    682,425   INTESA BANK IRELAND PLC SERIES BKNT+/-++                                 5.32        11/23/2007           682,391
    333,023   K2 USA LLC                                                               5.32        11/10/2006           332,587
    409,455   KAUPTHING BANK SERIES MTN+/-++                                           5.38        03/20/2007           409,254
    252,224   KLIO FUNDING CORPORATION++                                               5.36        11/03/2006           252,151
  1,639,622   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.30        11/06/2006         1,638,425
    820,712   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.31        11/08/2006           819,875
  2,729,700   LEXINGTON PARKER CAPITAL CORPORATION++                                   5.32        11/01/2006         2,729,700
     54,594   LIBERTY STREET FUNDING CORPORATION++                                     5.31        11/15/2006            54,483
    682,425   LIBERTY STREET FUNDING CORPORATION++                                     5.35        11/01/2006           682,425
    409,455   LIQUID FUNDING LIMITED+/-++                                              5.29        12/01/2006           409,455
    682,425   LIQUID FUNDING LIMITED++                                                 5.33        12/07/2006           678,849
    409,455   LIQUID FUNDING LIMITED                                                   5.47        12/28/2006           406,057
    163,782   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007           163,807
    272,970   MBIA GLOBAL FUNDING LLC+/-++                                             5.32        02/20/2007           272,984
    154,228   MORGAN STANLEY+/-                                                        5.50        11/09/2006           154,231
    682,425   MORGAN STANLEY+/-                                                        5.50        07/27/2007           683,114
    459,272   MORGAN STANLEY+/-                                                        5.51        01/12/2007           459,414
    162,963   MORGAN STANLEY+/-                                                        5.55        11/24/2006           162,983
    126,249   MORGAN STANLEY SERIES EXL+/-ss.                                          5.38        12/14/2007           126,264
    489,026   NATIONWIDE BUILDING SOCIETY+/-++                                         5.49        07/20/2007           489,559
    150,134   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51        12/11/2006           150,164
    427,608   NORTH SEA FUNDING LLC                                                    5.31        11/09/2006           427,107
  1,364,850   NORTHERN ROCK PLC+/-++ss.                                                5.32        12/05/2007         1,365,028
    409,455   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.30        05/15/2007           409,455
    110,416   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.34        05/22/2007           110,431
  1,684,908   SHEFFIELD RECEIVABLES CORPORATION                                        5.34        11/01/2006         1,684,908
    545,940   SLM CORPORATION+/-++ss.                                                  5.32        12/12/2007           546,098
    464,049   STANFIELD VICTORIA FUNDING LLC++                                         5.37        11/27/2006           462,290
    157,804   TRAVELLERS INSURANCE COMPANY+/-                                          5.39        02/09/2007           157,801
    682,425   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.33        06/15/2007           682,466
    682,425   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.33        03/09/2007           682,548
    682,425   VERSAILLES CDS LLC++                                                     5.35        11/01/2006           682,425
  1,115,629   WHITE PINE FINANCE LLC++                                                 5.31        11/10/2006         1,114,167
    169,241   WINDMILL FUNDING CORPORATION++                                           5.35        11/01/2006           169,241
  2,967,184   WORLD OMNI VEHICLE LEASING INCORPORATED++                                5.31        11/15/2006         2,961,129

                                                                                                                     53,215,582
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $54,337,546)                                                           54,337,546
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 15.11%

MUTUAL FUND - 15.04%
166,820,572   WELLS FARGO MONEY MARKET TRUST~@                                                                   $  166,820,572
                                                                                                                 --------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
US TREASURY BILLS - 0.07%
$   200,000   US TREASURY BILL^#                                                       4.97%       11/02/2006           199,973
    600,000   US TREASURY BILL^                                                        4.93        11/09/2006           599,375

                                                                                                                        799,348
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $167,619,887)                                                                    167,619,920
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $942,765,734)*                        105.44%                                                              $1,169,792,827
OTHER ASSETS AND LIABILITIES, NET            (5.44)                                                                 (60,331,097)
                                            ------                                                               --------------
TOTAL NET ASSETS                            100.00%                                                              $1,109,461,730
                                            ======                                                               ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

ss. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $166,820,572.

# ALL OR A PORTION OF THIS SECURITY IS SEGREGATED AS COLLATERAL FOR DERIVATIVE INVESTMENTS (SEE NOTE 2).

* COST FOR FEDERAL INCOME TAX PURPOSES IS $950,183,068 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                  $248,100,149
       GROSS UNREALIZED DEPRECIATION                   (28,490,390)
                                                      ------------
NET UNREALIZED APPRECIATION (DEPRECIATION)            $219,609,759

CONTRACTS                                                                         STRIKE PRICE  EXPIRATION DATE      VALUE
WRITTEN OPTIONS - (0.03%)
      (400)   CABLEVISION SYSTEMS CORPORATION CALL+                                  $30.00        03/17/2007    $       (6,000)
      (630)   CHECKFREE CORPORATION CALL+                                             45.00        01/20/2007           (44,100)
      (300)   COGNOS INCORPORATED CALL+                                               37.50        01/20/2007           (48,000)
      (500)   CONTINENTAL AIRLINES INCORPORATED CALL+                                 35.00        12/16/2006          (185,000)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(384,898))                                                                   (283,100)
                                                                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 100.94%

APPAREL & ACCESSORY STORES - 0.80%
     48,800   BEBE STORES INCORPORATED                                                                           $    1,211,704
                                                                                                                 --------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 2.17%
    120,100   WRIGHT EXPRESS CORPORATION+                                                                             3,287,137
                                                                                                                 --------------

BUSINESS SERVICES - 21.82%
     44,200   ALLIANCE DATA SYSTEMS CORPORATION+                                                                      2,683,824
     62,800   AQUANTIVE INCORPORATED+                                                                                 1,706,904
     86,900   AUTODESK INCORPORATED+                                                                                  3,193,575
     27,200   CACI INTERNATIONAL INCORPORATED CLASS A+                                                                1,565,088
     44,250   CERNER CORPORATION<<+                                                                                   2,137,718
     42,000   CHECKFREE CORPORATION<<+                                                                                1,658,160
     94,800   CITRIX SYSTEMS INCORPORATED+                                                                            2,799,444
     93,000   CONVERGYS CORPORATION+                                                                                  1,972,530
     21,500   F5 NETWORKS INCORPORATED+                                                                               1,423,085
     45,300   GLOBAL PAYMENTS INCORPORATED                                                                            1,980,063
    114,300   MONSTER WORLDWIDE INCORPORATED+                                                                         4,630,293
    231,049   VALUECLICK INCORPORATED<<+                                                                              4,343,721
     75,500   WEBEX COMMUNICATIONS INCORPORATED+                                                                      2,902,975

                                                                                                                     32,997,380
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 4.25%
     86,600   ALKERMES INCORPORATED<<+                                                                                1,454,880
     42,400   BARR PHARMACEUTICALS INCORPORATED+                                                                      2,220,488
     40,700   GENZYME CORPORATION+                                                                                    2,747,657

                                                                                                                      6,423,025
                                                                                                                 --------------

COMMUNICATIONS - 7.65%
    105,065   NEUSTAR INCORPORATED CLASS A+                                                                           3,069,999
    118,974   NII HOLDINGS INCORPORATED<<+                                                                            7,736,879
     28,400   SBA COMMUNICATIONS CORPORATION+                                                                           758,564

                                                                                                                     11,565,442
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 0.94%
     26,500   FIRST COMMUNITY BANCORP<<                                                                               1,416,955
                                                                                                                 --------------

EDUCATIONAL SERVICES - 2.24%
     64,200   LAUREATE EDUCATION INCORPORATED+                                                                        3,384,624
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.32%
    233,100   INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                                              3,694,635
     37,632   LINEAR TECHNOLOGY CORPORATION                                                                           1,171,108
    167,100   MICROSEMI CORPORATION<<+                                                                                3,275,160
     43,411   SILICON LABORATORIES INCORPORATED<<+                                                                    1,416,501

                                                                                                                      9,557,404
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 9.37%
     47,101   ADVISORY BOARD COMPANY<<+                                                                               2,600,917
     44,200   AMYLIN PHARMACEUTICALS INCORPORATED<<+                                                                  1,943,032
     30,500   CORPORATE EXECUTIVE BOARD COMPANY                                                                       2,739,510
     43,000   GEN-PROBE INCORPORATED+                                                                                 2,058,410
     31,100   QUEST DIAGNOSTICS INCORPORATED                                                                          1,546,914
    113,307   RESOURCES CONNECTION INCORPORATED<<+                                                                    3,279,105

                                                                                                                     14,167,888
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.01%
     39,200   CRANE COMPANY                                                                                      $    1,526,448
                                                                                                                 --------------

HEALTH SERVICES - 3.04%
     31,900   BROOKDALE SENIOR LIVING INCORPORATED<<                                                                  1,535,028
    101,700   NEKTAR THERAPEUTICS<<+                                                                                  1,467,531
     29,000   SHIRE PHARMACEUTICALS GROUP PLC ADR                                                                     1,590,650

                                                                                                                      4,593,209
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 5.75%
    180,100   HILTON HOTELS CORPORATION                                                                               5,208,492
     25,000   MGM MIRAGE+                                                                                             1,075,500
     61,300   ORIENT EXPRESS HOTELS LIMITED CLASS A                                                                   2,418,285

                                                                                                                      8,702,277
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.83%
     24,200   GAMESTOP CORPORATION CLASS A<<+                                                                         1,235,652
     29,700   TEREX CORPORATION+                                                                                      1,537,272

                                                                                                                      2,772,924
                                                                                                                 --------------

LEATHER & LEATHER PRODUCTS - 0.84%
     32,100   COACH INCORPORATED+                                                                                     1,272,444
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.57%
     45,300   BIOMET INCORPORATED<<                                                                                   1,714,152
     25,200   C.R. BARD INCORPORATED                                                                                  2,065,392
     31,300   DENTSPLY INTERNATIONAL INCORPORATED                                                                       979,064
     52,926   KYPHON INCORPORATED<<+                                                                                  2,090,577
     17,800   ROCKWELL AUTOMATION INCORPORATED                                                                        1,103,600
     11,600   VENTANA MEDICAL SYSTEMS INCORPORATED+                                                                     468,524

                                                                                                                      8,421,309
                                                                                                                 --------------

MEDICAL MANAGEMENT SERVICES - 1.21%
     38,900   COVENTRY HEALTH CARE INCORPORATED+                                                                      1,826,355
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 2.84%
     52,900   COLDWATER CREEK INCORPORATED<<+                                                                         1,612,921
     66,500   PRICELINE.COM INCORPORATED<<+                                                                           2,679,285

                                                                                                                      4,292,206
                                                                                                                 --------------

OIL & GAS EXTRACTION - 5.93%
     34,500   ENSCO INTERNATIONAL INCORPORATED                                                                        1,689,465
     31,500   NOBLE CORPORATION                                                                                       2,208,150
    130,500   PETROHAWK ENERGY CORPORATION<<+                                                                         1,478,565
     70,250   RANGE RESOURCES CORPORATION                                                                             1,907,288
     65,000   TETRA TECHNOLOGIES INCORPORATED+                                                                        1,683,500

                                                                                                                      8,966,968
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.02%
     31,300   E.W. SCRIPPS COMPANY CLASS A                                                                            1,548,098
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
REAL ESTATE - 2.07%
    102,330   CB RICHARD ELLIS GROUP INCORPORATED CLASS A+                                                       $    3,072,970
      2,054   HUGOTON ROYALTY TRUST                                                                                      52,891

                                                                                                                      3,125,861
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.71%
     54,300   E*TRADE FINANCIAL CORPORATION+                                                                          1,264,104
     14,600   INTERCONTINENTAL EXCHANGE INCORPORATED+                                                                 1,232,532
     56,000   JEFFERIES GROUP INCORPORATED                                                                            1,608,880

                                                                                                                      4,105,516
                                                                                                                 --------------

THEATERS & ENTERTAINMENT - 1.07%
     77,700   REGAL ENTERTAINMENT GROUP CLASS A<<                                                                     1,610,721
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 5.46%
     57,600   ITT CORPORATION                                                                                         3,132,864
     52,800   OSHKOSH TRUCK CORPORATION                                                                               2,387,088
     30,100   TEXTRON INCORPORATED                                                                                    2,736,993

                                                                                                                      8,256,945
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 5.03%
     96,900   CYTYC CORPORATION+                                                                                      2,560,098
     35,200   PATTERSON COMPANIES INCORPORATED+                                                                       1,156,320
     58,100   POOL CORPORATION<<                                                                                      2,380,938
     23,124   WESCO INTERNATIONAL INCORPORATED+                                                                       1,509,302

                                                                                                                      7,606,658
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $138,507,435)                                                                             152,639,498
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 21.05%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.43%
    657,235   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    657,235
        110   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               110

                                                                                                                        657,345
                                                                                                                 --------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 20.62%
$   143,937   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.35%       11/15/2007           144,003
     15,993   AQUINAS FUNDING LLC++                                                    5.33        12/11/2006            15,900
    799,649   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        11/03/2006           799,649
    399,825   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        12/22/2006           399,825
    399,825   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.30        04/25/2007           399,845
    439,503   ATOMIUM FUNDING CORPORATION++                                            5.35        11/03/2006           439,376
    399,825   BANCO SANTANDER TOTTA LOAN+/-++                                          5.32        11/16/2007           399,833
    399,825   BANK OF AMERICA NA SERIES BKNT+/-                                        5.36        06/19/2007           399,901
    263,884   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.42        01/12/2007           263,937
     95,958   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.53        01/16/2007            95,996
    304,618   BUCKINGHAM II CDO LLC++                                                  5.30        11/20/2006           303,775
  1,010,741   BUCKINGHAM II CDO LLC++                                                  5.31        11/21/2006         1,007,789
    399,825   BUCKINGHAM III CDO LLC++                                                 5.33        12/15/2006           397,266
    287,874   CAIRN HIGH GRADE FUNDING I LLC                                           5.30        11/16/2006           287,243
    319,860   CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        11/14/2006           319,252

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    MID CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   161,529   CAIRN HIGH GRADE FUNDING I LLC                                           5.35%       11/01/2006    $      161,529
    295,071   CEDAR SPRINGS CAPITAL COMPANY++                                          5.32        11/17/2006           294,383
    176,690   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        11/02/2006           176,664
    147,215   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        12/06/2006           146,466
    159,930   CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        01/17/2007           158,137
    399,825   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.34        07/16/2007           399,845
    399,825   CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.37        11/15/2006           399,833
    799,649   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.28        06/25/2007           799,617
  1,456,321   DEER VALLEY FUNDING LLC                                                  5.31        11/14/2006         1,453,554
    367,839   DEER VALLEY FUNDING LLC                                                  5.31        11/20/2006           366,820
     20,247   DEER VALLEY FUNDING LLC++                                                5.32        11/27/2006            20,170
  1,179,403   DNB NOR BANK ASA                                                         5.33        11/01/2006         1,179,403
     15,993   EDISON ASSET SECURITIZATION LLC                                          5.41        12/11/2006            15,900
    799,649   FAIRWAY FINANCE CORPORATION                                              5.32        11/01/2006           799,649
     83,164   FCAR OWNER TRUST SERIES II                                               5.30        11/03/2006            83,139
  2,903,028   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $2,903,460)            5.36        11/01/2006         2,903,028
    234,665   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.31        11/15/2006           234,186
     19,991   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.43        11/06/2006            19,977
     19,991   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46        11/27/2006            19,915
    130,663   GALLEON CAPITAL LLC                                                      5.35        11/01/2006           130,663
    229,499   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46        03/30/2007           229,646
     31,986   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007            31,997
     55,975   HBOS TREASURY SERVICES PLC+/-++                                          5.45        01/12/2007            55,996
    224,302   HSBC BANK USA+/-                                                         5.41        12/14/2006           224,320
    559,754   IBM CORPORATION SERIES MTN+/-                                            5.36        06/28/2007           560,023
  1,039,544   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.39        09/17/2007         1,039,544
    399,825   INTESA BANK IRELAND PLC SERIES BKNT+/-++                                 5.32        11/23/2007           399,805
    195,114   K2 USA LLC                                                               5.32        11/10/2006           194,859
    239,895   KAUPTHING BANK SERIES MTN+/-++                                           5.38        03/20/2007           239,777
    147,775   KLIO FUNDING CORPORATION++                                               5.36        11/03/2006           147,732
    960,635   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.30        11/06/2006           959,933
    480,845   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.31        11/08/2006           480,355
  1,599,298   LEXINGTON PARKER CAPITAL CORPORATION++                                   5.32        11/01/2006         1,599,298
     31,986   LIBERTY STREET FUNDING CORPORATION++                                     5.31        11/15/2006            31,921
    399,825   LIBERTY STREET FUNDING CORPORATION++                                     5.35        11/01/2006           399,825
    239,895   LIQUID FUNDING LIMITED+/-++                                              5.29        12/01/2006           239,895
    399,825   LIQUID FUNDING LIMITED++                                                 5.33        12/07/2006           397,730
    239,895   LIQUID FUNDING LIMITED                                                   5.47        12/28/2006           237,904
     95,958   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007            95,972
    159,930   MBIA GLOBAL FUNDING LLC+/-++                                             5.32        02/20/2007           159,938
     90,360   MORGAN STANLEY+/-                                                        5.50        11/09/2006            90,362
    399,825   MORGAN STANLEY+/-                                                        5.50        07/27/2007           400,228
    269,082   MORGAN STANLEY+/-                                                        5.51        01/12/2007           269,165
     95,478   MORGAN STANLEY+/-                                                        5.55        11/24/2006            95,490
     73,968   MORGAN STANLEY SERIES EXL+/-ss.                                          5.38        12/14/2007            73,976
    286,514   NATIONWIDE BUILDING SOCIETY+/-++                                         5.49        07/20/2007           286,827

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    MID CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS  (CONTINUED)
$    87,961   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51%       12/11/2006    $       87,979
    250,530   NORTH SEA FUNDING LLC                                                    5.31        11/09/2006           250,237
    799,649   NORTHERN ROCK PLC+/-++ss.                                                5.32        12/05/2007           799,753
    239,895   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.30        05/15/2007           239,895
     64,692   RACER TRUST SERIES 2004-6-MM+/-++                                        5.34        05/22/2007            64,700
    987,167   SHEFFIELD RECEIVABLES CORPORATION                                        5.34        11/01/2006           987,167
    319,860   SLM CORPORATION+/-++ss.                                                  5.32        12/12/2007           319,952
    271,881   STANFIELD VICTORIA FUNDING LLC++                                         5.37        11/27/2006           270,850
     92,455   TRAVELERS INSURANCE COMPANY+/-                                           5.39        02/09/2007            92,454
    399,825   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.33        06/15/2007           399,849
    399,825   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.33        03/09/2007           399,897
    399,825   VERSAILLES CDS LLC++                                                     5.35        11/01/2006           399,825
    653,633   WHITE PINE FINANCE LLC++                                                 5.31        11/10/2006           652,777
     99,157   WINDMILL FUNDING CORPORATION++                                           5.35        11/01/2006            99,156
  1,738,437   WORLD OMNI VEHICLE LEASING INCORPORATED++                                5.31        11/15/2006         1,734,888

                                                                                                                     31,178,365
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $31,835,710)                                                           31,835,710
                                                                                                                 --------------

SHARES
RIGHTS - 0.00%
     31,200   SEAGATE TECHNOLOGY RIGHTS+(A)                                                                                   0

TOTAL RIGHTS (COST $0)                                                                                                        0
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 2.35%
  3,546,961   WELLS FARGO MONEY MARKET TRUST~@                                                                        3,546,961
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,546,961)                                                                        3,546,961
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $173,890,106)*                        124.34%                                                              $  188,022,169
OTHER ASSETS AND LIABILITIES, NET           (24.34)                                                                 (36,805,984)
                                            ------                                                               --------------
TOTAL NET ASSETS                            100.00%                                                              $  151,216,185
                                            ======                                                               ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

ss. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,546,961.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $174,237,057 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                  $17,365,065
       GROSS UNREALIZED DEPRECIATION                   (3,579,953)
                                                      -----------
NET UNREALIZED APPRECIATION (DEPRECIATION)            $13,785,112

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 98.24%

AMUSEMENT & RECREATION SERVICES - 1.52%
     78,600   PINNACLE ENTERTAINMENT INCORPORATED+                                                               $    2,378,436
    119,350   TOWN SPORTS INTERNATIONAL HOLDINGS INCORPORATED<<+                                                      2,071,916

                                                                                                                      4,450,352
                                                                                                                 --------------

APPAREL & ACCESSORY STORES - 2.06%
     68,800   CARTER'S INCORPORATED+                                                                                  1,942,224
    101,900   CASUAL MALE RETAIL GROUP INCORPORATED<<+                                                                1,509,139
     36,900   CHILDREN'S PLACE RETAIL STORES INCORPORATED<<+                                                          2,590,011

                                                                                                                      6,041,374
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.73%
     37,700   GUESS? INCORPORATED<<+                                                                                  2,147,015
                                                                                                                 --------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 2.10%
    224,171   WRIGHT EXPRESS CORPORATION+                                                                             6,135,560
                                                                                                                 --------------

BUSINESS SERVICES - 22.03%
     90,100   AQUANTIVE INCORPORATED+                                                                                 2,448,918
     73,200   BANKRATE INCORPORATED<<+                                                                                2,338,740
    128,900   COGENT COMMUNICATIONS GROUP INCORPORATED+                                                               1,825,224
     56,900   DEALERTRACK HOLDINGS INCORPORATED+                                                                      1,450,381
    138,200   EPICOR SOFTWARE CORPORATION+                                                                            1,938,946
     39,800   F5 NETWORKS INCORPORATED+                                                                               2,634,362
    303,500   GLOBAL CASH ACCESS INCORPORATED+                                                                        4,840,825
     73,400   LABOR READY INCORPORATED+                                                                               1,285,234
    178,457   MARCHEX INCORPORATED CLASS B<<+                                                                         2,530,520
    206,582   ON ASSIGNMENT INCORPORATED+                                                                             2,344,706
     30,933   OPEN SOLUTIONS INCORPORATED<<+                                                                          1,155,966
     74,641   PEOPLESUPPORT INCORPORATED+                                                                             1,462,217
    347,159   SECURE COMPUTING CORPORATION+                                                                           2,492,602
    166,161   SI INTERNATIONAL INCORPORATED+                                                                          5,509,899
    574,500   SKILLSOFT PLC ADR+                                                                                      3,636,585
    242,589   TALEO CORPORATION CLASS A+                                                                              2,726,700
    150,425   TELETECH HOLDINGS INCORPORATED+                                                                         2,919,749
     86,100   THE TRIZETTO GROUP INCORPORATED+                                                                        1,471,449
    142,600   TRANSACTION SYSTEMS ARCHITECTS INCORPORATED+                                                            4,807,046
    434,490   VALUECLICK INCORPORATED<<+                                                                              8,168,412
    170,232   WEBEX COMMUNICATIONS INCORPORATED+                                                                      6,545,420

                                                                                                                     64,533,901
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 5.59%
     75,432   ADAMS RESPIRATORY THERAPEUTICS INCORPORATED<<+                                                          3,251,119
    222,317   ALKERMES INCORPORATED<<+                                                                                3,734,926
     53,900   CONOR MEDSYSTEMS INCORPORATED<<+                                                                        1,323,784
     91,400   CUBIST PHARMACEUTICALS INCORPORATED+                                                                    2,035,478
    164,700   SCIELE PHARMA INCORPORATED<<+                                                                           3,592,107
     40,600   UNITED THERAPEUTICS CORPORATION<<+                                                                      2,429,910

                                                                                                                     16,367,324
                                                                                                                 --------------

COMMUNICATIONS - 3.05%
     65,776   CBEYOND INCORPORATED<<+                                                                                 1,995,644
    230,200   DOBSON COMMUNICATIONS CORPORATION<<+                                                                    1,786,352
    175,858   NEUSTAR INCORPORATED CLASS A<<+                                                                         5,138,571

                                                                                                                      8,920,567
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
DEPOSITORY INSTITUTIONS - 0.58%
     49,500   WESTERN ALLIANCE BANCORP<<+                                                                        $    1,682,010
                                                                                                                 --------------

EATING & DRINKING PLACES - 1.31%
     96,191   CALIFORNIA PIZZA KITCHEN INCORPORATED+                                                                  3,104,084
     15,100   RED ROBIN GOURMET BURGERS INCORPORATED                                                                    728,424

                                                                                                                      3,832,508
                                                                                                                 --------------

EDUCATIONAL SERVICES - 2.53%
     63,691   LAUREATE EDUCATION INCORPORATED+                                                                        3,357,790
     35,700   STRAYER EDUCATION INCORPORATED                                                                          4,038,384

                                                                                                                      7,396,174
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.76%
    103,750   HOUSTON WIRE & CABLE COMPANY<<+                                                                         2,194,313
    264,000   INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                                              4,184,400
    309,300   MICROSEMI CORPORATION+                                                                                  6,062,280
     65,689   SILICON LABORATORIES INCORPORATED+                                                                      2,143,432
    198,845   UNIVERSAL DISPLAY CORPORATION<<+                                                                        2,296,660

                                                                                                                     16,881,085
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 6.54%
     84,844   ADVISORY BOARD COMPANY+                                                                                 4,685,086
     39,900   GEN-PROBE INCORPORATED+                                                                                 1,910,013
     46,315   HURON CONSULTING GROUP INCORPORATED+                                                                    1,850,747
    148,171   NAVIGANT CONSULTING INCORPORATED+                                                                       2,638,926
    279,024   RESOURCES CONNECTION INCORPORATED<<+                                                                    8,074,955

                                                                                                                     19,159,727
                                                                                                                 --------------

FURNITURE & FIXTURES - 0.49%
     61,500   WILLIAMS SCOTSMAN INTERNATIONAL INCORPORATED+                                                           1,447,095
                                                                                                                 --------------

HEALTH SERVICES - 3.17%
    145,357   INVENTIV HEALTH INCORPORATED+                                                                           4,157,210
    210,500   NEKTAR THERAPEUTICS<<+                                                                                  3,037,515
    158,344   ODYSSEY HEALTHCARE INCORPORATED+                                                                        2,098,058

                                                                                                                      9,292,783
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 4.16%
     62,968   GAYLORD ENTERTAINMENT COMPANY<<+                                                                        2,930,531
    176,189   GREAT WOLF RESORTS INCORPORATED+                                                                        2,318,647
    136,672   ORIENT EXPRESS HOTELS LIMITED CLASS A                                                                   5,391,710
    129,200   RED LION HOTELS CORPORATION+                                                                            1,543,940

                                                                                                                     12,184,828
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.27%
     47,995   ACTUANT CORPORATION CLASS A                                                                             2,464,063
    172,604   GARDNER DENVER INCORPORATED+                                                                            5,866,810
     42,000   JLG INDUSTRIES INCORPORATED                                                                             1,161,300
     72,400   KAYDON CORPORATION<<                                                                                    3,026,320

                                                                                                                     12,518,493
                                                                                                                 --------------

INSURANCE CARRIERS - 2.31%
     67,800   FIRST MERCURY FINANCIAL CORPORATION+                                                                    1,403,460
     93,900   PRA INTERNATIONAL<<+                                                                                    2,770,050
     55,319   THE NAVIGATORS GROUP INCORPORATED+                                                                      2,603,865

                                                                                                                      6,777,375
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
LEGAL SERVICES - 1.06%
    109,100   FTI CONSULTING INCORPORATED+                                                                       $    3,099,531
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 8.82%
    201,600   AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED<<+                                                       3,590,496
    162,292   CALIPER LIFE SCIENCES INCORPORATED+                                                                       827,689
    122,100   DEXCOM INCORPORATED<<+                                                                                  1,074,480
    149,590   DJ ORTHOPEDICS INCORPORATED+                                                                            6,018,006
    353,218   IXIA+                                                                                                   3,231,945
     97,393   KYPHON INCORPORATED<<+                                                                                  3,847,024
     68,000   NORTHSTAR NEUROSCIENCE INCORPORATED+                                                                    1,021,360
    119,400   SYMMETRY MEDICAL INCORPORATED+                                                                          1,862,640
     55,500   VARIAN INCORPORATED+                                                                                    2,602,395
     43,700   VENTANA MEDICAL SYSTEMS INCORPORATED+                                                                   1,765,043

                                                                                                                     25,841,078
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.49%
    101,150   ACCO BRANDS CORPORATION<<+                                                                              2,457,945
     67,701   SHUFFLE MASTER INCORPORATED<<+                                                                          1,894,274

                                                                                                                      4,352,219
                                                                                                                 --------------

MISCELLANEOUS REPAIR SERVICES - 0.54%
    149,857   DYNCORP INTERNATIONAL INCORPORATED<<+                                                                   1,573,499
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 2.34%
    121,830   PRICELINE.COM INCORPORATED<<+                                                                           4,908,531
    146,950   SHUTTERFLY INCORPORATED<<+                                                                              1,932,393

                                                                                                                      6,840,924
                                                                                                                 --------------

OIL & GAS EXTRACTION - 2.52%
     46,020   GOODRICH PETROLEUM CORPORATION<<+                                                                       1,574,344
    237,830   PETROHAWK ENERGY CORPORATION<<+                                                                         2,694,614
    120,400   TETRA TECHNOLOGIES INCORPORATED+                                                                        3,118,360

                                                                                                                      7,387,318
                                                                                                                 --------------

PACKAGED FOODS - 0.61%
     51,600   IHS INCORPORATED+                                                                                       1,783,812
                                                                                                                 --------------

PERSONAL SERVICES - 1.35%
    114,500   JACKSON HEWITT TAX SERVICE INCORPORATED                                                                 3,961,700
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.93%
    131,981   INNERWORKINGS INCORPORATED+                                                                             1,973,116
    211,557   VISTAPRINT LIMITED+                                                                                     6,617,503

                                                                                                                      8,590,619
                                                                                                                 --------------

REAL ESTATE - 1.41%
     84,520   TRAMMELL CROW COMPANY+                                                                                  4,120,350
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.69%
     35,100   GFI GROUP INCORPORATED+                                                                                 2,024,217
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 1.71%
     83,900   HORNBECK OFFSHORE+                                                                                      3,027,951
    101,231   K & F INDUSTRIES HOLDINGS INCORPORATED+                                                                 1,967,931

                                                                                                                      4,995,882
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
WHOLESALE TRADE-DURABLE GOODS - 4.57%
    111,000   BARNES GROUP INCORPORATED<<                                                                        $    2,225,550
    101,700   BEACON ROOFING SUPPLY INCORPORATED<<+                                                                   2,013,660
    158,400   INTERLINE BRANDS INCORPORATED+                                                                          3,792,096
     50,400   POOL CORPORATION<<                                                                                      2,065,392
    163,089   PSS WORLD MEDICAL INCORPORATED+                                                                         3,281,348

                                                                                                                     13,378,046
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $261,325,270)                                                                             287,717,366
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 28.45%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.59%
  1,720,259   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                  1,720,259
        289   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               289

                                                                                                                      1,720,548
                                                                                                                 --------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 27.86%
$   376,743   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.35%       11/15/2007           376,916
     41,860   AQUINAS FUNDING LLC++                                                    5.33        12/11/2006            41,617
  2,093,017   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        11/03/2006         2,093,017
  1,046,508   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        12/22/2006         1,046,508
  1,046,508   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.30        04/25/2007         1,046,561
  1,150,364   ATOMIUM FUNDING CORPORATION++                                            5.35        11/03/2006         1,150,030
  1,046,508   BANCO SANTANDER TOTTA LOAN+/-++                                          5.32        11/16/2007         1,046,529
  1,046,508   BANK OF AMERICA NA SERIES BKNT+/-                                        5.36        06/19/2007         1,046,707
    690,696   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.42        01/12/2007           690,834
    251,162   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.53        01/16/2007           251,262
    797,314   BUCKINGHAM II CDO LLC++                                                  5.30        11/20/2006           795,105
  2,645,531   BUCKINGHAM II CDO LLC++                                                  5.31        11/21/2006         2,637,806
  1,046,508   BUCKINGHAM III CDO LLC++                                                 5.33        12/15/2006         1,039,811
    753,486   CAIRN HIGH GRADE FUNDING I LLC                                           5.30        11/16/2006           751,836
    837,207   CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        11/14/2006           835,616
    422,789   CAIRN HIGH GRADE FUNDING I LLC                                           5.35        11/01/2006           422,789
    772,323   CEDAR SPRINGS CAPITAL COMPANY++                                          5.32        11/17/2006           770,524
    462,473   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        11/02/2006           462,404
    385,324   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        12/06/2006           383,363
    418,603   CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        01/17/2007           413,911
  1,046,508   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.34        07/16/2007         1,046,561
  1,046,508   CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.37        11/15/2006         1,046,529
  2,093,017   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.28        06/25/2007         2,092,933
  3,811,802   DEER VALLEY FUNDING LLC                                                  5.31        11/14/2006         3,804,560
    962,788   DEER VALLEY FUNDING LLC                                                  5.31        11/20/2006           960,121
     52,995   DEER VALLEY FUNDING LLC++                                                5.32        11/27/2006            52,794
  3,086,990   DNB NOR BANK ASA                                                         5.33        11/01/2006         3,086,990
     41,860   EDISON ASSET SECURITIZATION LLC                                          5.41        12/11/2006            41,617
  2,093,017   FAIRWAY FINANCE CORPORATION                                              5.32        11/01/2006         2,093,017
    217,674   FCAR OWNER TRUST SERIES II                                               5.30        11/03/2006           217,611
  7,598,439   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $7,599,570)            5.36        11/01/2006         7,598,439
    614,217   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.31        11/15/2006           612,964

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    52,325   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.43%       11/06/2006    $       52,287
     52,325   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46        11/27/2006            52,127
    341,999   GALLEON CAPITAL LLC                                                      5.35        11/01/2006           341,999
    600,696   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46        03/30/2007           601,080
     83,721   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007            83,751
    146,511   HBOS TREASURY SERVICES PLC+/-++                                          5.45        01/12/2007           146,565
    587,091   HSBC BANK USA+/-                                                         5.41        12/14/2006           587,138
  1,465,112   IBM CORPORATION SERIES MTN+/-                                            5.36        06/28/2007         1,465,815
  2,720,922   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.39        09/17/2007         2,720,922
  1,046,508   INTESA BANK IRELAND PLC SERIES BKNT+/-++                                 5.32        11/23/2007         1,046,456
    510,696   K2 USA LLC                                                               5.32        11/10/2006           510,027
    627,905   KAUPTHING BANK SERIES MTN+/-++                                           5.38        03/20/2007           627,597
    386,789   KLIO FUNDING CORPORATION++                                               5.36        11/03/2006           386,677
  2,514,383   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.30        11/06/2006         2,512,547
  1,258,573   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.31        11/08/2006         1,257,289
  4,186,033   LEXINGTON PARKER CAPITAL CORPORATION++                                   5.32        11/01/2006         4,186,033
     83,721   LIBERTY STREET FUNDING CORPORATION++                                     5.31        11/15/2006            83,550
  1,046,508   LIBERTY STREET FUNDING CORPORATION++                                     5.35        11/01/2006         1,046,508
    627,905   LIQUID FUNDING LIMITED+/-++                                              5.29        12/01/2006           627,905
  1,046,508   LIQUID FUNDING LIMITED++                                                 5.33        12/07/2006         1,041,025
    627,905   LIQUID FUNDING LIMITED                                                   5.47        12/28/2006           622,693
    251,162   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007           251,200
    418,603   MBIA GLOBAL FUNDING LLC+/-++                                             5.32        02/20/2007           418,624
    236,511   MORGAN STANLEY+/-                                                        5.50        11/09/2006           236,516
  1,046,508   MORGAN STANLEY+/-                                                        5.50        07/27/2007         1,047,565
    704,300   MORGAN STANLEY+/-                                                        5.51        01/12/2007           704,518
    249,906   MORGAN STANLEY+/-                                                        5.55        11/24/2006           249,936
    193,604   MORGAN STANLEY SERIES EXL+/-ss.                                          5.38        12/14/2007           193,627
    749,928   NATIONWIDE BUILDING SOCIETY+/-++                                         5.49        07/20/2007           750,745
    230,232   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51        12/11/2006           230,278
    655,742   NORTH SEA FUNDING LLC                                                    5.31        11/09/2006           654,975
  2,093,017   NORTHERN ROCK PLC+/-++ss.                                                5.32        12/05/2007         2,093,289
    627,905   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.30        05/15/2007           627,905
    169,325   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.34        05/22/2007           169,348
  2,583,829   SHEFFIELD RECEIVABLES CORPORATION                                        5.34        11/01/2006         2,583,829
    837,207   SLM CORPORATION+/-++ss.                                                  5.32        12/12/2007           837,449
    711,626   STANFIELD VICTORIA FUNDING LLC++                                         5.37        11/27/2006           708,929
    241,995   TRAVELERS INSURANCE COMPANY+/-                                           5.39        02/09/2007           241,990
  1,046,508   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.33        06/15/2007         1,046,571
  1,046,508   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.33        03/09/2007         1,046,697
  1,046,508   VERSAILLES CDS LLC++                                                     5.35        11/01/2006         1,046,508
  1,710,832   WHITE PINE FINANCE LLC++                                                 5.31        11/10/2006         1,708,591
    259,534   WINDMILL FUNDING CORPORATION++                                           5.35        11/01/2006           259,534
  4,550,218   WORLD OMNI VEHICLE LEASING INCORPORATED++                                5.31        11/15/2006         4,540,937

                                                                                                                     81,606,834
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $83,327,382)                                                           83,327,382
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
WARRANTS - 0.00%
        108   IMPERIAL CREDIT INDUSTRY+(A)                                                                       $            0
      2,851   TIMCO AVIATION SERVICES INCORPORATED+(A)                                                                        0

TOTAL WARRANTS (COST $0)                                                                                                      0
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 1.83%
  5,361,301   WELLS FARGO MONEY MARKET TRUST~@                                                                        5,361,301
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $5,361,301)                                                                        5,361,301
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $350,013,953)*                        128.52%                                                              $  376,406,049
OTHER ASSETS AND LIABILITIES, NET           (28.52)                                                                 (83,519,059)
                                            ------                                                               --------------
TOTAL NET ASSETS                            100.00%                                                              $  292,886,990
                                            ======                                                               ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

ss. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY. (A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $5,361,301.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $351,154,662 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                  $ 34,994,963
       GROSS UNREALIZED DEPRECIATION                    (9,743,576)
                                                      ------------
 NET UNREALIZED APPRECIATION (DEPRECIATION)           $ 25,251,387

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 88.94%

AMUSEMENT & RECREATION SERVICES - 0.21%
     54,300   PINNACLE ENTERTAINMENT INCORPORATED+                                                               $    1,643,118
                                                                                                                 --------------

APPAREL & ACCESSORY STORES - 1.08%
    305,400   CLAIRE'S STORES INCORPORATED<<                                                                          8,658,090
                                                                                                                 --------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.56%
    129,400   STANDARD PARKING CORPORATION<<+                                                                         4,499,238
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.93%
    300,000   PERINI CORPORATION<<+                                                                                   7,416,000
                                                                                                                 --------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.79%
    126,400   CENTRAL GARDEN & PET COMPANY<<+                                                                         6,316,208
                                                                                                                 --------------

BUSINESS SERVICES - 14.57%
    178,200   ABM INDUSTRIES INCORPORATED<<                                                                           3,539,052
    311,200   ALTIRIS INCORPORATED+                                                                                   7,005,112
    142,800   CSG SYSTEMS INTERNATIONAL INCORPORATED+                                                                 3,852,744
     79,100   F5 NETWORKS INCORPORATED+                                                                               5,235,629
    298,000   GARTNER INCORPORATED<<+                                                                                 5,542,800
     91,600   GEVITY HR INCORPORATED                                                                                  2,070,160
    152,350   H&E EQUIPMENT SERVICES INCORPORATED+                                                                    4,087,551
    175,600   HEIDRICK & STRUGGLES INTERNATIONAL INCORPORATED+                                                        7,176,772
  1,020,100   INFORMATICA CORPORATION<<+                                                                             12,639,039
    186,400   MACQUARIE INFRASTRUCTURE COMPANY TRUST                                                                  5,560,312
    278,500   MAPINFO CORPORATION+                                                                                    3,740,255
    438,300   PARAMETRIC TECHNOLOGY CORPORATION+                                                                      8,564,382
    328,500   PEROT SYSTEMS CORPORATION CLASS A+                                                                      4,845,375
    204,600   RENT-A-CENTER INCORPORATED<<+                                                                           5,884,296
    598,800   RIGHTNOW TECHNOLOGIES INCORPORATED<<+                                                                   9,892,176
    422,100   SONICWALL INCORPORATED+                                                                                 4,432,050
     93,600   SRA INTERNATIONAL INCORPORATED CLASS A<<+                                                               2,999,880
    199,000   THQ INCORPORATED<<+                                                                                     5,983,930
    392,100   VALUECLICK INCORPORATED<<+                                                                              7,371,480
    122,300   VIAD CORPORATION                                                                                        4,518,985
     92,500   WITNESS SYSTEMS INCORPORATED+                                                                           1,640,950

                                                                                                                    116,582,930
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 7.14%
     59,300   ADAMS RESPIRATORY THERAPEUTICS INCORPORATED<<+                                                          2,555,830
    271,900   ARRAY BIOPHARMA INCORPORATED+                                                                           2,670,058
    169,600   BIOMARIN PHARMACEUTICAL INCORPORATED<<+                                                                 2,718,688
     52,900   DIGENE CORPORATION<<+                                                                                   2,456,147
    113,300   FMC CORPORATION                                                                                         7,766,715
    206,887   IMMUCOR INCORPORATED+                                                                                   5,695,599
    233,500   KOOPER HOLDINGS INCORPORATED<<                                                                          4,812,435
    220,700   MEDICIS PHARMACEUTICAL CORPORATION CLASS A<<                                                            7,733,328
     75,800   NUVELO INCORPORATED+                                                                                    1,397,752
    159,700   PERRIGO COMPANY                                                                                         2,857,033
    409,800   SALIX PHARMACEUTICALS LIMITED+                                                                          5,462,634
    310,400   SCIELE PHARMA INCORPORATED<<+                                                                           6,769,824
    133,800   WESTLAKE CHEMICAL CORPORATION                                                                           4,221,390

                                                                                                                     57,117,433
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMUNICATIONS - 2.50%
    254,800   CLEAR CHANNEL OUTDOOR HOLDINGS INCORPORATED<<+                                                     $    6,255,340
    330,500   ESCHELON TELECOM INCORPORATED+                                                                          5,856,460
    121,200   SBA COMMUNICATIONS CORPORATION+                                                                         3,237,252
    232,400   TIME WARNER TELECOM INCORPORATED<<+                                                                     4,634,056

                                                                                                                     19,983,108
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 5.44%
    207,600   BANK OF HAWAII CORPORATION                                                                             10,830,492
     54,100   BERKSHIRE HILLS BANCORP INCORPORATED                                                                    1,956,256
    124,097   CULLEN FROST BANKERS INCORPORATED                                                                       6,721,094
    272,100   CVB FINANCIAL CORPORATION                                                                               3,953,613
    117,800   EURONET WORLDWIDE INCORPORATED<<+                                                                       3,501,016
     83,200   SVB FINANCIAL GROUP<<+                                                                                  3,828,864
    601,500   TAC ACQUISITION CORPORATION+                                                                            3,669,150
    182,400   WESTAMERICA BANCORPORATION                                                                              9,092,640

                                                                                                                     43,553,125
                                                                                                                 --------------

EATING & DRINKING PLACES - 0.94%
     56,100   P.F. CHANG'S CHINA BISTRO INCORPORATED<<+                                                               2,346,102
    165,500   RARE HOSPITALITY INTERNATIONAL INCORPORATED+                                                            5,214,905

                                                                                                                      7,561,007
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 3.23%
     23,300   BOARDWALK PIPELINE PARTNERS LP                                                                            670,108
     82,300   ITC HOLDINGS CORPORATION<<                                                                              2,923,296
     49,300   ORMAT TECHNOLOGIES INCORPORATED<<                                                                       1,893,120
    294,250   PNM RESOURCES INCORPORATED                                                                              8,286,080
    175,700   SOUTHERN UNION COMPANY                                                                                  4,863,376
    176,800   WASTE CONNECTIONS INCORPORATED<<+                                                                       7,193,992

                                                                                                                     25,829,972
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 3.25%
    712,800   ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+                                                            4,433,616
  1,109,600   FINISAR CORPORATION<<+                                                                                  3,861,408
    448,900   INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                                              7,115,065
    216,700   MIPS TECHNOLOGIES INCORPORATED+                                                                         1,597,079
    519,400   VOLTERRA SEMICONDUCTOR CORPORATION<<+                                                                   8,964,844

                                                                                                                     25,972,012
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 3.58%
    324,400   DIAMOND MANAGEMENT & TECHNOLOGY CONSULTANTS INCORPORATED+                                               3,516,496
    233,796   DIVERSA CORPORATION+                                                                                    2,176,641
    313,300   INFRASOURCE SERVICES INCORPORATED+                                                                      6,131,281
    510,000   LEXICON GENETICS INCORPORATED<<+                                                                        2,034,900
    268,700   MTC TECHNOLOGIES INCORPORATED+                                                                          6,083,368
    192,700   WATSON WYATT & COMPANY HOLDINGS                                                                         8,700,405

                                                                                                                     28,643,091
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.16%
    119,600   MOBILE MINI INCORPORATED+                                                                               3,847,532
    205,200   SHAW GROUP INCORPORATED<<+                                                                              5,450,112

                                                                                                                      9,297,644
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
FOOD & KINDRED PRODUCTS - 1.43%
    177,200   FLOWERS FOODS INCORPORATED                                                                         $    4,814,524
     61,300   RALCORP HOLDINGS INCORPORATED+                                                                          3,031,285
    234,100   SENOMYX INCORPORATED<<+                                                                                 3,609,822

                                                                                                                     11,455,631
                                                                                                                 --------------

HEALTH SERVICES - 2.64%
    161,200   DIALYSIS CORPORATION OF AMERICA+                                                                        2,171,364
      4,000   EDUCATE INCORPORATED+                                                                                      30,600
    187,600   HUMAN GENOME SCIENCES INCORPORATED<<+                                                                   2,504,460
    124,600   PSYCHIATRIC SOLUTIONS INCORPORATED+                                                                     4,136,720
    243,044   SYMBION INCORPORATED+                                                                                   4,034,530
    332,224   UNITED SURGICAL PARTNERS INTERNATIONAL INCORPORATED+                                                    8,245,800

                                                                                                                     21,123,474
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 3.71%
    293,550   ANNALY MORTGAGE MANAGEMENT INCORPORATED<<                                                               3,851,376
     58,508   BRANDYWINE REALTY TRUST                                                                                 1,951,827
    133,200   CRYSTAL RIVER CAPITAL INCORPORATED<<                                                                    2,934,396
    180,300   DIGITAL REALITY TRUST INCORPORATED<<                                                                    6,020,217
    214,411   HEALTH CARE REIT INCORPORATED                                                                           8,850,886
    269,500   NATIONAL RETAIL PROPERTIES INCORPORATED                                                                 6,055,665

                                                                                                                     29,664,367
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.55%
     46,100   HOME INNS & HOTELS MANAGEMENT ADR+                                                                      1,131,294
     83,401   ORIENT EXPRESS HOTELS LIMITED CLASS A                                                                   3,290,169

                                                                                                                      4,421,463
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 8.78%
    112,500   ACTUANT CORPORATION CLASS A                                                                             5,775,750
    594,300   DRESSER RAND GROUP INCORPORATED+                                                                       12,890,367
    670,100   EMULEX CORPORATION+                                                                                    12,597,880
    108,400   IDEX CORPORATION                                                                                        5,083,960
     82,500   MANITOWOC COMPANY INCORPORATED                                                                          4,527,600
     81,900   RITCHIE BROTHERS AUCTIONEERS INCORPORATED<<                                                             4,466,007
    557,700   SCIENTIFIC GAMES CORPORATION CLASS A+                                                                  15,632,331
    194,229   SHAW INDUSTRIES LIMITED CLASS A+                                                                        3,765,408
    385,900   ULTRATECH INCORPORATED+                                                                                 5,514,511

                                                                                                                     70,253,814
                                                                                                                 --------------

INSURANCE CARRIERS - 5.93%
    170,600   ARGONAUT GROUP INCORPORATED+                                                                            5,802,106
    392,100   CONSECO INCORPORATED<<+                                                                                 7,975,314
    215,500   ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                    7,682,575
    510,153   MAX RE CAPITAL LIMITED                                                                                 11,876,362
    250,300   REINSURANCE GROUP OF AMERICA INCORPORATED                                                              14,116,920

                                                                                                                     47,453,277
                                                                                                                 --------------

JUSTICE, PUBLIC ORDER & SAFETY - 1.12%
    234,900   GEO GROUP INCORPORATED+                                                                                 8,926,200
                                                                                                                 --------------

LOCAL & SUB-TRANSIT & INTERURBAN HIGHWAY PASS TRANSPORTATION - 0.44%
    121,500   LAIDLAW INTERNATIONAL INCORPORATED                                                                      3,524,715
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.56%
    455,800   CEPHEID INCORPORATED<<+                                                                            $    3,742,118
    117,700   COOPER COMPANIES INCORPORATED<<                                                                         6,783,051
    104,000   DJ ORTHOPEDICS INCORPORATED+                                                                            4,183,920
     77,500   DRS TECHNOLOGIES INCORPORATED<<                                                                         3,427,050
    232,100   FEI COMPANY<<+                                                                                          5,305,806
    110,100   POLYMEDICA CORPORATION<<                                                                                4,574,655
     48,900   ROFIN-SINAR TECHNOLOGIES INCORPORATED+                                                                  3,011,262
     91,700   SIRONA DENTAL SYSTEMS INCORPORATED+                                                                     3,392,900
    148,700   TEKTRONIX INCORPORATED                                                                                  4,516,019
    298,400   VEECO INSTRUMENTS INCORPORATED<<+                                                                       5,577,096

                                                                                                                     44,513,877
                                                                                                                 --------------

METAL MINING - 1.11%
     89,900   AGNICO-EAGLE MINES LIMITED<<                                                                            3,323,603
    393,000   COEUR D'ALENE MINES CORPORATION<<+                                                                      1,925,700
    163,800   PAN AMERICAN SILVER CORPORATION<<+                                                                      3,629,808

                                                                                                                      8,879,111
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.69%
    226,200   ACCO BRANDS CORPORATION+                                                                                5,496,660
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.18%
    439,419   APOLLO INVESTMENT CORPORATION                                                                           9,473,881
                                                                                                                 --------------

OIL & GAS EXTRACTION - 3.16%
    176,455   BIRCHCLIFF ENERGY LIMITED+                                                                                699,252
    163,294   DENBURY RESOURCES INCORPORATED+                                                                         4,693,070
    291,410   GALLEON ENERGY INCORPORATED A+                                                                          5,145,964
    369,100   HANOVER COMPRESSOR COMPANY<<+                                                                           6,835,732
    100,800   ST. MARY LAND & EXPLORATION COMPANY                                                                     3,758,832
    269,311   WILLBROS GROUP INCORPORATED<<+                                                                          4,133,924

                                                                                                                     25,266,774
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 0.30%
    194,300   XERIUM TECHNOLOGIES INCORPORATED                                                                        2,405,434
                                                                                                                 --------------

PERSONAL SERVICES - 0.60%
    128,100   REGIS CORPORATION                                                                                       4,810,155
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 0.68%
     35,300   COMMSCOPE INCORPORATED+                                                                                 1,126,423
    123,100   SCHNITZER STEEL INDUSTRY                                                                                4,303,576

                                                                                                                      5,429,999
                                                                                                                 --------------

RAILROAD TRANSPORTATION - 0.39%
    110,800   KANSAS CITY SOUTHERN<<+                                                                                 3,145,612
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.23%
    128,000   COWEN GROUP INCORPORATED+                                                                               1,849,600
                                                                                                                 --------------

SOCIAL SERVICES - 0.40%
     82,800   BRIGHT HORIZONS FAMILY SOLUTIONS INCORPORATED+                                                          3,181,176
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
SOFTWARE - 0.50%
    117,700   MANTECH INTERNATIONAL CORPORATION CLASS A+                                                         $    4,008,862
                                                                                                                 --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.45%
    105,800   CARBO CERAMICS INCORPORATED                                                                             3,565,460
                                                                                                                 --------------

TEXTILE MILL PRODUCTS - 0.50%
    120,200   ALBANY INTERNATIONAL CORPORATION CLASS A                                                                4,039,922
                                                                                                                 --------------

TRANSPORTATION BY AIR - 0.84%
    375,700   REPUBLIC AIRWAYS HOLDINGS INCORPORATED+                                                                 6,713,759
                                                                                                                 --------------

TRANSPORTATION SERVICES - 0.69%
    202,100   HUB GROUP INCORPORATED CLASS A+                                                                         5,489,036
                                                                                                                 --------------

WATER TRANSPORTATION - 0.64%
    219,400   HORIZON LINES INCORPORATED                                                                              5,122,990
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.04%
    219,200   AIRGAS INCORPORATED                                                                                     8,287,951
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $614,414,010)                                                                             711,576,176
                                                                                                                 --------------

INVESTMENT COMPANIES - 0.37%
    192,616   TECHNOLOGY INVESTMENT CAPITAL CORPORATION                                                               2,929,689

TOTAL INVESTMENT COMPANIES (COST $2,830,310)                                                                          2,929,689
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 22.21%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.46%
  3,668,726   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                  3,668,726
        616   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               616

                                                                                                                      3,669,342
                                                                                                                 --------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 21.75%
$   803,464   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.35%       11/15/2007           803,834
     89,274   AQUINAS FUNDING LLC++                                                    5.33        12/11/2006            88,754
  4,463,689   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        11/03/2006         4,463,689
  2,231,845   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        12/22/2006         2,231,845
  2,231,845   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.30        04/25/2007         2,231,956
  2,453,333   ATOMIUM FUNDING CORPORATION++                                            5.35        11/03/2006         2,452,622
  2,231,845   BANCO SANTANDER TOTTA LOAN+/-++                                          5.32        11/16/2007         2,231,889
  2,231,845   BANK OF AMERICA NA SERIES BKNT+/-                                        5.36        06/19/2007         2,232,269
  1,473,018   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.42        01/12/2007         1,473,312
    535,643   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.53        01/16/2007           535,857
  1,700,398   BUCKINGHAM II CDO LLC++                                                  5.30        11/20/2006         1,695,688
  5,642,014   BUCKINGHAM II CDO LLC++                                                  5.31        11/21/2006         5,625,539
  2,231,845   BUCKINGHAM III CDO LLC++                                                 5.33        12/15/2006         2,217,561
  1,606,928   CAIRN HIGH GRADE FUNDING I LLC                                           5.30        11/16/2006         1,603,409
  1,785,476   CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        11/14/2006         1,782,083
    901,665   CAIRN HIGH GRADE FUNDING I LLC                                           5.35        11/01/2006           901,665
  1,647,101   CEDAR SPRINGS CAPITAL COMPANY++                                          5.32        11/17/2006         1,643,264
    986,297   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        11/02/2006           986,149
    821,765   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        12/06/2006           817,582

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   892,738   CEDAR SPRINGS CAPITAL COMPANY++                                          5.36%       01/17/2007    $      882,730
  2,231,845   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.34        07/16/2007         2,231,956
  2,231,845   CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.37        11/15/2006         2,231,889
  4,463,689   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.28        06/25/2007         4,463,511
  8,129,271   DEER VALLEY FUNDING LLC                                                  5.31        11/14/2006         8,113,826
  2,053,297   DEER VALLEY FUNDING LLC                                                  5.31        11/20/2006         2,047,609
    113,021   DEER VALLEY FUNDING LLC++                                                5.32        11/27/2006           112,592
  6,583,496   DNB NOR BANK ASA                                                         5.33        11/01/2006         6,583,496
     89,274   EDISON ASSET SECURITIZATION LLC                                          5.41        12/11/2006            88,754
  4,463,689   FAIRWAY FINANCE CORPORATION                                              5.32        11/01/2006         4,463,689
    464,224   FCAR OWNER TRUST SERIES II                                               5.30        11/03/2006           464,089
 16,204,873   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $16,207,286)           5.36        11/01/2006        16,204,873
  1,309,914   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.31        11/15/2006         1,307,242
    111,592   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.43        11/06/2006           111,511
    111,592   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46        11/27/2006           111,169
    729,367   GALLEON CAPITAL LLC                                                      5.35        11/01/2006           729,367
  1,281,079   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46        03/30/2007         1,281,899
    178,548   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007           178,612
    312,458   HBOS TREASURY SERVICES PLC+/-++                                          5.45        01/12/2007           312,574
  1,252,065   HSBC BANK USA+/-                                                         5.41        12/14/2006         1,252,165
  3,124,583   IBM CORPORATION SERIES MTN+/-                                            5.36        06/28/2007         3,126,082
  5,802,796   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.39        09/17/2007         5,802,796
  2,231,845   INTESA BANK IRELAND PLC SERIES BKNT+/-++                                 5.32        11/23/2007         2,231,733
  1,089,140   K2 USA LLC                                                               5.32        11/10/2006         1,087,713
  1,339,107   KAUPTHING BANK SERIES MTN+/-++                                           5.38        03/20/2007         1,338,451
    824,890   KLIO FUNDING CORPORATION++                                               5.36        11/03/2006           824,651
  5,362,319   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.30        11/06/2006         5,358,405
  2,684,106   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.31        11/08/2006         2,681,368
  8,927,379   LEXINGTON PARKER CAPITAL CORPORATION++                                   5.32        11/01/2006         8,927,379
    178,548   LIBERTY STREET FUNDING CORPORATION++                                     5.31        11/15/2006           178,183
  2,231,845   LIBERTY STREET FUNDING CORPORATION++                                     5.35        11/01/2006         2,231,845
  1,339,107   LIQUID FUNDING LIMITED+/-++                                              5.29        12/01/2006         1,339,107
  2,231,845   LIQUID FUNDING LIMITED++                                                 5.33        12/07/2006         2,220,150
  1,339,107   LIQUID FUNDING LIMITED                                                   5.47        12/28/2006         1,327,992
    535,643   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007           535,723
    892,738   MBIA GLOBAL FUNDING LLC+/-++                                             5.32        02/20/2007           892,783
    504,397   MORGAN STANLEY+/-                                                        5.50        11/09/2006           504,407
  2,231,845   MORGAN STANLEY+/-                                                        5.50        07/27/2007         2,234,099
  1,502,031   MORGAN STANLEY+/-                                                        5.51        01/12/2007         1,502,497
    532,965   MORGAN STANLEY+/-                                                        5.55        11/24/2006           533,028
    412,891   MORGAN STANLEY SERIES EXL+/-ss.                                          5.38        12/14/2007           412,941
  1,599,340   NATIONWIDE BUILDING SOCIETY+/-++                                         5.49        07/20/2007         1,601,083
    491,006   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51        12/11/2006           491,104
  1,398,474   NORTH SEA FUNDING LLC                                                    5.31        11/09/2006         1,396,838
  4,463,689   NORTHERN ROCK PLC+/-++ss.                                                5.32        12/05/2007         4,464,270
  1,339,107   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.30        05/15/2007         1,339,107
    361,112   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.34        05/22/2007           361,161
  5,510,425   SHEFFIELD RECEIVABLES CORPORATION                                        5.34        11/01/2006         5,510,425

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 1,785,476   SLM CORPORATION+/-++ss.                                                  5.32%       12/12/2007    $    1,785,994
  1,517,654   STANFIELD VICTORIA FUNDING LLC++                                         5.37        11/27/2006         1,511,902
    516,092   TRAVELLERS INSURANCE COMPANY+/-                                          5.39        02/09/2007           516,081
  2,231,845   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.33        06/15/2007         2,231,979
  2,231,845   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.33        03/09/2007         2,232,246
  2,231,845   VERSAILLES CDS LLC++                                                     5.35        11/01/2006         2,231,845
  3,648,620   WHITE PINE FINANCE LLC++                                                 5.31        11/10/2006         3,643,840
    553,497   WINDMILL FUNDING CORPORATION++                                           5.35        11/01/2006           553,497
  9,704,061   WORLD OMNI VEHICLE LEASING INCORPORATED++                                5.31        11/15/2006         9,684,265

                                                                                                                    174,039,490
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $177,708,832)                                                         177,708,832
                                                                                                                 --------------

SHARES
SHORT-TERM INVESTMENTS - 9.49%
 75,934,937   WELLS FARGO MONEY MARKET TRUST~@                                                                       75,934,937
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $75,934,937)                                                                      75,934,937
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $870,888,089)*                        121.01%                                                              $  968,149,634

OTHER ASSETS AND LIABILITIES, NET           (21.01)                                                                (168,071,935)
                                            ------                                                               --------------
TOTAL NET ASSETS                            100.00%                                                              $  800,077,699
                                            ======                                                               ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

ss. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $75,934,937.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $871,442,657 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                  $112,493,046
       GROSS UNREALIZED DEPRECIATION                   (15,786,069)
                                                      ------------
 NET UNREALIZED APPRECIATION (DEPRECIATION)           $ 96,706,977

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 88.94%

APPAREL & ACCESSORY STORES - 0.63%
     90,000   PAYLESS SHOESOURCE INCORPORATED+                                                                   $    2,407,500
    466,400   TWEEN BRANDS INCORPORATED+                                                                             19,504,848

                                                                                                                     21,912,348
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.41%
    607,300   HANESBRANDS INCORPORATED+                                                                              14,332,280
                                                                                                                 --------------

BUSINESS SERVICES - 5.23%
  2,233,200   ABM INDUSTRIES INCORPORATED                                                                            44,351,352
    983,900   COGNEX CORPORATION                                                                                     22,659,217
  1,199,450   EARTHLINK INCORPORATED+                                                                                 8,420,139
    607,800   ELECTRONICS FOR IMAGING INCORPORATED+                                                                  14,368,392
    347,866   HEALTHCARE SERVICES GROUP                                                                               9,454,998
  1,996,222   KFORCE INCORPORATED+                                                                                   29,883,443
  1,125,915   MPS GROUP INCORPORATED+                                                                                17,170,204
  1,169,147   TIER TECHNOLOGIES INCORPORATED CLASS B+**                                                               8,008,657
  1,762,500   VIGNETTE CORPORATION+**                                                                                28,728,750

                                                                                                                    183,045,152
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 3.40%
    809,000   ALPHARMA INCORPORATED CLASS A                                                                          17,854,630
    585,830   AVENTINE RENEWABLE ENERGY HOLDINGS INCORPORATED+                                                       14,411,418
  1,884,330   CALGON CARBON CORPORATION                                                                               8,705,605
    426,300   OM GROUP INCORPORATED+                                                                                 24,299,100
  3,700,300   ORASURE TECHNOLOGIES INCORPORATED+**                                                                   28,714,328
     30,000   POLYONE CORPORATION+                                                                                      246,000
  1,693,425   PRESTIGE BRANDS HOLDINGS INCORPORATED+                                                                 19,982,415
  1,251,970   WELLMAN INCORPORATED                                                                                    4,719,927

                                                                                                                    118,933,423
                                                                                                                 --------------

COMMUNICATIONS - 2.67%
  1,319,690   CHINA GRENTECH CORPORATION LIMITED ADR+**                                                              18,475,660
  5,581,600   CINCINNATI BELL INCORPORATED+                                                                          26,177,704
  2,719,700   LIGHTBRIDGE INCORPORATED+**                                                                            31,439,732
  1,571,660   MASTEC INCORPORATED+                                                                                   17,209,677

                                                                                                                     93,302,773
                                                                                                                 --------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 3.59%
  3,470,600   CHICAGO BRIDGE & IRON COMPANY NV NEW YORK SHARES                                                       85,237,936
    920,914   LAYNE CHRISTENSEN COMPANY+**                                                                           27,139,336
    930,900   MATRIX SERVICE COMPANY+                                                                                13,377,033

                                                                                                                    125,754,305
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 0.36%
    527,400   THE COLONIAL BANCGROUP INCORPORATED                                                                    12,573,216
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 0.34%
    868,900   EL PASO CORPORATION                                                                                    11,903,930
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 3.62%
          1   ADC TELECOMMUNICATIONS INCORPORATED+                                                                            4
    794,640   CELESTICA INCORPORATED+                                                                                 7,811,311
  5,280,330   GRAFTECH INTERNATIONAL LIMITED+**                                                                      31,945,997
  8,843,600   NORTEL NETWORKS CORPORATION+                                                                           19,721,228
  1,109,050   OSI SYSTEMS INCORPORATED+**                                                                            22,957,335
  2,987,400   POWER-ONE INCORPORATED+                                                                                20,433,816
  3,771,147   STATS CHIPPAC LIMITED ADR+                                                                             23,758,226

                                                                                                                    126,627,917
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.80%
    353,845   CDI CORPORATION                                                                                    $    8,364,896
  3,387,100   CV THERAPEUTICS INCORPORATED+**                                                                        43,862,945
    403,139   INFINITY PHARMACEUTICALS INCORPORATED+                                                                  5,793,107
    249,300   SAIC INCORPORATED+                                                                                      4,986,000

                                                                                                                     63,006,948
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 1.22%
  3,968,835   DEL MONTE FOODS COMPANY                                                                                42,823,730
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 0.60%
    909,035   FOOT LOCKER INCORPORATED                                                                               21,080,522
                                                                                                                 --------------

HEALTH SERVICES - 1.88%
  1,012,097   CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                 19,594,198
  1,507,338   GENTIVA HEALTH SERVICES INCORPORATED+**                                                                27,961,120
    380,100   MANOR CARE INCORPORATED                                                                                18,240,999

                                                                                                                     65,796,317
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 0.66%
  1,020,000   DISCOVERY HOLDING COMPANY CLASS A+                                                                     15,136,800
    759,600   GOVERNMENT PROPERTIES TRUST INCORPORATED                                                                8,036,568

                                                                                                                     23,173,368
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.59%
    320,750   BOYD GAMING CORPORATION                                                                                12,660,003
    953,900   EMPIRE RESORTS INCORPORATED+                                                                            8,108,150

                                                                                                                     20,768,153
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.43%
  2,034,983   CRAY INCORPORATED+**                                                                                   18,813,418
    210,000   HYDRIL COMPANY+                                                                                        12,610,500
  2,883,000   INTERMEC INCORPORATED+                                                                                 65,155,800
    330,385   NUANCE COMMUNICATIONS INCORPORATED+                                                                     3,812,643
     30,000   PROQUEST COMPANY+                                                                                         383,700
    304,300   SMITH INTERNATIONAL INCORPORATED                                                                       12,013,764
  5,182,195   SYMBOL TECHNOLOGIES INCORPORATED                                                                       77,370,171

                                                                                                                    190,159,996
                                                                                                                 --------------

INSURANCE CARRIERS - 2.00%
    934,900   ARGONAUT GROUP INCORPORATED+                                                                           31,795,949
    179,837   DONEGAL GROUP INCORPORATED CLASS A                                                                      3,652,489
    533,910   ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                   19,033,892
    300,000   MERCURY GENERAL CORPORATION                                                                            15,531,000

                                                                                                                     70,013,330
                                                                                                                 --------------

JUSTICE, PUBLIC ORDER & SAFETY - 1.70%
  1,569,460   GEO GROUP INCORPORATED+**                                                                              59,639,480
                                                                                                                 --------------

LEATHER & LEATHER PRODUCTS - 0.30%
    714,100   BAKERS FOOTWEAR GROUP INCORPORATED+**                                                                  10,675,795
                                                                                                                 --------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.11%
    408,030   CHAMPION ENTERPRISES INCORPORATED+                                                                      3,778,358
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.78%
    293,800   APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                           10,958,740
    619,100   ARMOR HOLDINGS INCORPORATED+                                                                           31,858,886
    665,000   BAUSCH & LOMB INCORPORATED                                                                             35,604,100
    779,600   COHERENT INCORPORATED+                                                                                 25,126,508

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
  4,623,000   CREDENCE SYSTEMS CORPORATION+                                                                      $   14,886,060
  1,224,290   INPUT OUTPUT INCORPORATED+                                                                             13,724,291

                                                                                                                    132,158,585
                                                                                                                 --------------

METAL MINING - 12.17%
  4,375,880   APEX SILVER MINES LIMITED+**                                                                           69,138,904
  2,512,100   GLAMIS GOLD LIMITED+                                                                                  110,783,610
  1,679,000   GOLDCORP INCORPORATED                                                                                  44,124,120
    770,300   IPSCO INCORPORATED                                                                                     70,436,232
  1,073,410   MERIDIAN GOLD INCORPORATED+                                                                            27,168,007
  4,463,200   RANDGOLD RESOURCES LIMITED ADR+**                                                                     101,180,744
    417,400   SOUTHWESTERN RESOURCES CORPORATION+                                                                     3,122,276

                                                                                                                    425,953,893
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.43%
  1,948,100   PROGRESSIVE GAMING INTERNATIONAL CORPORATION+**                                                        14,883,484
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 0.14%
    280,600   HANCOCK FABRICS INCORPORATED+                                                                             931,592
    372,600   SHARPER IMAGE CORPORATION+                                                                              4,143,312

                                                                                                                      5,074,904
                                                                                                                 --------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.31%
    878,700   COVENANT TRANSPORT INCORPORATED CLASS A+**                                                             10,974,963
                                                                                                                 --------------

OIL & GAS EXTRACTION - 21.28%
    882,800   FOREST OIL CORPORATION+                                                                                28,814,592
 10,465,690   GLOBAL INDUSTRIES LIMITED+**                                                                          173,730,454
    352,900   HELIX ENERGY SOLUTIONS GROUP INCORPORATED+                                                             11,398,670
  1,563,260   HELMERICH & PAYNE INCORPORATED                                                                         37,440,077
  3,732,800   KEY ENERGY SERVICES INCORPORATED+                                                                      52,259,200
    444,600   MARINER ENERGY INCORPORATED+                                                                            8,811,972
  2,425,520   MCMORAN EXPLORATION COMPANY+**                                                                         36,673,862
    527,500   NEWFIELD EXPLORATION COMPANY+                                                                          21,516,725
  5,338,570   NEWPARK RESOURCES INCORPORATED+**                                                                      31,390,792
    607,000   NOBLE ENERGY INCORPORATED                                                                              29,518,410
  1,282,700   OCEANEERING INTERNATIONAL INCORPORATED+                                                                46,164,373
    833,100   PARKER DRILLING COMPANY+                                                                                6,823,089
    688,800   PETROHAWK ENERGY CORPORATION+                                                                           7,804,104
  1,032,600   PETROQUEST ENERGY INCORPORATED+                                                                        11,750,988
    490,000   PIONEER NATURAL RESOURCES COMPANY                                                                      19,957,700
    838,599   PRIDE INTERNATIONAL INCORPORATED+                                                                      23,153,718
  4,833,375   RANGE RESOURCES CORPORATION                                                                           131,226,131
    391,800   TRANSOCEAN INCORPORATED+                                                                               28,421,172
  1,309,900   TRILOGY ENERGY TRUST                                                                                   17,858,826
  1,304,610   WILLBROS GROUP INCORPORATED+**                                                                         20,025,764

                                                                                                                    744,740,619
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 1.15%
    585,580   CHESAPEAKE CORPORATION                                                                                  9,082,346
  2,285,900   WAUSAU PAPER CORPORATION                                                                               30,996,804

                                                                                                                     40,079,150
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.25%
    375,100   ASHLAND INCORPORATED                                                                                   22,168,410
  1,100,000   INTEROIL CORPORATION+                                                                                  21,549,000

                                                                                                                     43,717,410
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
PRIMARY METAL INDUSTRIES - 5.28%
    468,300   CARPENTER TECHNOLOGY CORPORATION                                                                   $   50,103,417
    792,800   ENCORE WIRE CORPORATION+                                                                               21,310,464
  1,025,794   STEEL DYNAMICS INCORPORATED                                                                            61,660,477
    652,200   UNITED STATES STEEL CORPORATION                                                                        44,088,720
     99,270   WEBCO INDUSTRIES INCORPORATED+**                                                                        7,743,021

                                                                                                                    184,906,099
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.62%
    346,000   MCCLATCHY COMPANY CLASS A                                                                              14,999,100
    690,500   R.H. DONNELLEY CORPORATION+                                                                            41,581,910

                                                                                                                     56,581,010
                                                                                                                 --------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 1.20%
    743,000   CONSTAR INTERNATIONAL INCORPORATED+**                                                                   5,193,570
  4,539,470   INTERTAPE POLYMER GROUP INCORPORATED+**                                                                26,465,110
    285,500   JARDEN CORPORATION+                                                                                    10,272,290

                                                                                                                     41,930,970
                                                                                                                 --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.51%
  2,824,200   US CONCRETE INCORPORATED+**                                                                            17,848,944
                                                                                                                 --------------

TRANSPORTATION BY AIR - 2.73%
    574,300   EGL INCORPORATED+                                                                                      19,520,457
  1,159,600   LAN AIRLINES SA ADR                                                                                    50,036,740
    125,504   PHI INCORPORATED+                                                                                       3,894,389
    694,373   PHI INCORPORATED (NON-VOTING)+**                                                                       22,018,568

                                                                                                                     95,470,154
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 0.47%
  2,284,960   FLEETWOOD ENTERPRISES INCORPORATED+                                                                    16,314,614
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 0.08%
     74,800   OMNICARE INCORPORATED                                                                                   2,833,423
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $2,277,052,891)                                                                         3,112,769,563
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 14.56%
509,660,299   Wells Fargo Money Market Trust~@                                                                      509,660,299
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $509,660,299)                                                                    509,660,299
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,786,713,190)*                      103.50%                                                              $3,622,429,862
OTHER ASSETS AND LIABILITIES, NET            (3.50)                                                                (122,406,024)
                                            ------                                                               --------------
TOTAL NET ASSETS                            100.00%                                                              $3,500,023,838
                                            ======                                                               ==============

+     NON-INCOME EARNING SECURITIES.

** REPRESENTS AN AFFILIATE OF THE FUND UNDER SECTION 2(A)(2) AND 2(A)(3) OF THE 1940 ACT AS FUND HOLDS 5% OR MORE TO THE ISSUER'S OUTSTANDING VOTING SHARES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $509,660,299.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $2,811,211,181 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                $ 946,909,115
       GROSS UNREALIZED DEPRECIATION                 (135,690,434)
                                                    -------------
 NET UNREALIZED APPRECIATION (DEPRECIATION)         $ 811,218,681

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS     SECURITY NAME                                                       STRIKE PRICE   EXPIRATION DATE     VALUE
WRITTEN OPTIONS - (3.04%)
    (1,000)   APEX SILVER MINES LIMITED CALL+                                       $ 15.00        01/20/2007    $     (195,000)
      (640)   APEX SILVER MINES LIMITED CALL+                                         17.50        04/21/2007           (96,000)
    (1,250)   APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP CALL+                      35.00        01/20/2007          (412,500)
      (200)   APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP CALL+                      40.00        03/17/2007           (28,000)
      (700)   ARMOR HOLDINGS INCORPORATED CALL+                                       55.00        01/20/2007          (105,000)
      (200)   ARMOR HOLDINGS INCORPORATED CALL+                                       50.00        01/20/2007           (78,000)
    (2,330)   ASHLAND INCORPORATED CALL+                                              65.00        01/20/2007        (1,234,900)
      (200)   ASHLAND INCORPORATED CALL+                                              70.00        01/20/2007           (44,000)
      (500)   BAUSCH & LOMB INCORPORATED CALL+                                        45.00        01/20/2007          (460,000)
    (2,945)   BAUSCH & LOMB INCORPORATED CALL+                                        50.00        01/20/2007        (1,501,950)
    (1,330)   BAUSCH & LOMB INCORPORATED CALL+                                        45.00        11/18/2006        (1,130,500)
    (1,875)   BAUSCH & LOMB INCORPORATED CALL+                                        50.00        11/18/2006          (693,750)
      (100)   BOYD GAMING CORPORATION CALL+                                           35.00        11/18/2006           (44,000)
      (400)   BOYD GAMING CORPORATION CALL+                                           40.00        11/18/2006           (34,000)
      (450)   BOYD GAMING CORPORATION CALL+                                           45.00        11/18/2006            (4,500)
      (550)   BOYD GAMING CORPORATION CALL+                                           40.00        12/16/2006           (79,750)
      (300)   BOYD GAMING CORPORATION CALL+                                           45.00        12/16/2006            (6,000)
      (100)   BOYD GAMING CORPORATION CALL+                                           40.00        01/20/2007           (21,000)
      (500)   CALGON CARBON CORPORATION CALL+                                          5.00        01/20/2007           (15,000)
    (1,400)   CARPENTER TECHNOLOGY CORPORATION CALL+                                  95.00        11/18/2006        (1,778,000)
      (661)   CARPENTER TECHNOLOGY CORPORATION CALL+                                 100.00        11/18/2006          (555,240)
      (411)   CARPENTER TECHNOLOGY CORPORATION CALL+                                 105.00        11/18/2006          (201,390)
      (900)   CARPENTER TECHNOLOGY CORPORATION CALL+                                  95.00        12/16/2006        (1,296,000)
      (900)   CARPENTER TECHNOLOGY CORPORATION CALL+                                 100.00        12/16/2006          (972,000)
      (411)   CARPENTER TECHNOLOGY CORPORATION CALL+                                 105.00        12/16/2006          (308,250)
      (900)   CHESAPEAKE CORPORATION CALL+                                            15.00        02/17/2007          (112,500)
    (2,120)   CHICAGO BRIDGE & IRON COMPANY NV NEW YORK SHARES CALL+                  22.50        01/20/2007          (636,000)
    (3,420)   CHICAGO BRIDGE & IRON COMPANY NV NEW YORK SHARES CALL+                  25.00        01/20/2007          (495,900)
      (750)   COHERENT INCORPORATED CALL+                                             30.00        11/18/2006          (183,750)
    (1,200)   COHERENT INCORPORATED CALL+                                             35.00        11/18/2006           (42,000)
      (500)   COHERENT INCORPORATED CALL+                                             35.00        01/20/2007           (40,000)
    (1,000)   CV THERAPEUTICS INCORPORATED CALL+                                      10.00        11/18/2006          (290,000)
    (1,000)   CV THERAPEUTICS INCORPORATED CALL+                                      12.50        11/18/2006          (105,000)
    (1,000)   CV THERAPEUTICS INCORPORATED CALL                                       12.50        12/16/2006          (125,000)
    (1,300)   CV THERAPEUTICS INCORPORATED CALL+                                      10.00        01/20/2007          (429,000)
    (3,350)   CV THERAPEUTICS INCORPORATED CALL+                                      12.50        01/20/2007          (670,000)
      (700)   CV THERAPEUTICS INCORPORATED CALL+                                      15.00        01/20/2007           (63,000)
      (100)   CV THERAPEUTICS INCORPORATED CALL+                                      17.50        01/20/2007            (3,500)
    (2,000)   EGL INCORPORATED CALL+                                                  35.00        11/18/2006          (280,000)
    (1,000)   EGL INCORPORATED CALL+                                                  35.00        02/17/2007          (280,000)
      (500)   EGL INCORPORATED CALL+                                                  40.00        02/17/2007           (57,500)
    (6,378)   ENCORE WIRE CORPORATION CALL+                                           25.00        02/17/2007        (2,678,760)
      (500)   ENCORE WIRE CORPORATION CALL+                                           25.00        11/18/2006          (125,000)
    (1,050)   ENCORE WIRE CORPORATION CALL+                                           25.00        12/16/2006          (336,000)
      (200)   FOOT LOCKER INCORPORATED CALL+                                          20.00        11/18/2006           (66,000)
    (2,815)   FOOT LOCKER INCORPORATED CALL+                                          22.50        11/18/2006          (394,100)
    (1,575)   FOOT LOCKER INCORPORATED CALL+                                          25.00        11/18/2006           (55,125)

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS     SECURITY NAME                                                       STRIKE PRICE   EXPIRATION DATE     VALUE
WRITTEN OPTIONS (CONTINUED)
      (850)   FOOT LOCKER INCORPORATED CALL+                                        $ 22.50        01/20/2007    $     (170,000)
    (1,000)   FOOT LOCKER INCORPORATED CALL+                                          25.00        01/20/2007          (105,000)
      (300)   FOREST OIL CORPORATION CALL+                                            25.00        11/18/2006          (228,000)
    (3,400)   FOREST OIL CORPORATION CALL+                                            30.00        11/18/2006          (952,000)
    (3,100)   FOREST OIL CORPORATION CALL+                                            30.00        01/20/2007        (1,023,000)
      (500)   FOREST OIL CORPORATION CALL+                                            35.00        01/20/2007           (52,500)
    (2,500)   GLAMIS GOLD LIMITED CALL+                                               35.00        11/18/2006        (2,300,000)
      (500)   GLAMIS GOLD LIMITED CALL+                                               25.00        01/20/2007          (965,000)
    (2,400)   GLAMIS GOLD LIMITED CALL+                                               30.00        01/20/2007        (3,288,000)
    (5,950)   GLAMIS GOLD LIMITED CALL+                                               35.00        01/20/2007        (5,831,000)
    (3,230)   GLAMIS GOLD LIMITED CALL+                                               40.00        01/20/2007        (1,970,300)
      (300)   GLOBAL INDUSTRIES LIMITED CALL+                                         15.00        11/18/2006           (61,500)
    (1,750)   GLOBAL INDUSTRIES LIMITED CALL+                                         15.00        12/16/2006          (367,500)
    (1,850)   GLOBAL INDUSTRIES LIMITED CALL+                                         17.50        12/16/2006          (148,000)
      (200)   GLOBAL INDUSTRIES LIMITED CALL+                                         17.50        03/17/2007           (27,000)
      (500)   GLOBAL INDUSTRIES LIMITED CALL+                                         20.00        03/17/2007           (32,500)
    (1,000)   GOLDCORP INCORPORATED CALL+                                             20.00        11/18/2006          (620,000)
      (500)   GOLDCORP INCORPORATED CALL+                                             22.50        11/18/2006          (190,000)
    (1,850)   GOLDCORP INCORPORATED CALL+                                             20.00        01/20/2007        (1,221,000)
      (100)   HELMERICH & PAYNE INCORPORATED CALL+                                    22.50        11/18/2006           (17,500)
      (600)   HELMERICH & PAYNE INCORPORATED CALL+                                    22.50        12/16/2006          (129,000)
      (600)   HELMERICH & PAYNE INCORPORATED CALL+                                    25.00        12/16/2006           (57,000)
    (1,400)   HYDRIL COMPANY CALL+                                                    45.00        12/16/2006        (2,100,000)
      (700)   HYDRIL COMPANY CALL+                                                    50.00        12/16/2006          (728,000)
    (2,700)   INPUT OUTPUT INCORPORATED CALL+                                         10.00        11/18/2006          (310,500)
    (1,100)   INPUT OUTPUT INCORPORATED CALL+                                         10.00        01/20/2007          (187,000)
      (200)   INTERMEC INCORPORATED CALL+                                             20.00        12/16/2006           (62,000)
      (100)   INTERMEC INCORPORATED CALL+                                             22.50        12/16/2006           (16,000)
      (400)   INTEROIL CORPORATION CALL+                                              15.00        11/18/2006          (152,000)
    (2,850)   INTEROIL CORPORATION CALL+                                              15.00        12/16/2006        (1,140,000)
    (2,000)   INTEROIL CORPORATION CALL+                                              17.50        12/16/2006          (520,000)
    (2,200)   INTEROIL CORPORATION CALL+                                              17.50        01/21/2007          (770,000)
    (2,850)   IPSCO INCORPORATED CALL+                                                80.00        12/16/2006        (3,648,000)
      (500)   IPSCO INCORPORATED CALL+                                                90.00        11/18/2006          (210,000)
    (1,700)   IPSCO INCORPORATED CALL+                                                85.00        12/16/2006        (1,513,000)
      (800)   IPSCO INCORPORATED CALL+                                                90.00        12/16/2006          (464,000)
    (1,000)   IPSCO INCORPORATED CALL+                                                80.00        01/20/2007        (1,390,000)
      (500)   IPSCO INCORPORATED CALL+                                                85.00        01/20/2007          (520,000)
      (200)   IPSCO INCORPORATED CALL+                                                90.00        01/20/2007          (148,000)
    (1,200)   JARDEN CORPORATION CALL+                                                30.00        01/20/2007          (816,000)
      (600)   JARDEN CORPORATION CALL+                                                35.00        01/20/2007          (174,000)
    (1,050)   JARDEN CORPORATION CALL+                                                25.00        04/21/2007        (1,228,500)
      (100)   MANOR CARE INCORPORATED CALL+                                           45.00        11/18/2006           (29,000)
      (300)   MANOR CARE INCORPORATED CALL+                                           50.00        01/20/2007           (31,500)
      (200)   MARINER ENERGY INCORPORATED CALL+                                       15.00        11/18/2006           (94,000)
    (2,600)   MARINER ENERGY INCORPORATED CALL+                                       17.50        11/18/2006          (650,000)
       (90)   MARINER ENERGY INCORPORATED CALL+                                       17.50        02/17/2007           (27,900)
      (500)   MARINER ENERGY INCORPORATED CALL+                                       20.00        02/17/2007           (82,500)

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS     SECURITY NAME                                                       STRIKE PRICE   EXPIRATION DATE     VALUE
WRITTEN OPTIONS (CONTINUED)
      (600)   MARINER ENERGY INCORPORATED CALL+                                     $ 20.00        11/18/2006    $      (36,000)
      (200)   MATRIX SERVICE COMPANY CALL+                                            10.00        11/18/2006           (86,000)
      (300)   MATRIX SERVICE COMPANY CALL+                                            12.50        11/18/2006           (55,500)
      (400)   MATRIX SERVICE COMPANY CALL+                                            12.50        02/17/2007           (98,000)
      (300)   MATRIX SERVICE COMPANY CALL+                                            15.00        02/17/2007           (33,000)
      (900)   MCMORAN EXPLORATION COMPANY CALL+                                       17.50        11/18/2006            (4,500)
      (200)   MCMORAN EXPLORATION COMPANY CALL+                                       20.00        11/18/2006            (1,000)
      (800)   MCMORAN EXPLORATION COMPANY CALL+                                       17.50        02/17/2007           (52,000)
    (1,300)   MCMORAN EXPLORATION COMPANY CALL+                                       20.00        02/17/2007           (26,000)
      (300)   MERIDIAN GOLD INCORPORATED CALL+                                        22.50        01/20/2007          (117,000)
    (1,050)   MERIDIAN GOLD INCORPORATED CALL+                                        25.00        01/20/2007          (252,000)
    (2,000)   MERIDIAN GOLD INCORPORATED CALL+                                        30.00        01/20/2007          (170,000)
    (1,000)   MPS GROUP INCORPORATED CALL+                                            15.00        12/16/2006          (100,000)
    (1,400)   NEWFIELD EXPLORATION COMPANY CALL+                                      35.00        12/16/2006          (882,000)
    (2,000)   NEWFIELD EXPLORATION COMPANY CALL+                                      35.00        01/20/2007        (1,240,000)
    (4,341)   NOBLE ENERGY INCORPORATED CALL+                                         40.00        11/18/2006        (3,776,670)
    (1,729)   NOBLE ENERGY INCORPORATED CALL+                                         40.00        02/17/2007        (1,659,840)
      (100)   OCEANEERING INTERNATIONAL INCORPORATED CALL+                            35.00        11/18/2006           (20,500)
      (600)   OCEANEERING INTERNATIONAL INCORPORATED CALL+                            35.00        01/20/2007          (193,200)
      (700)   OCEANEERING INTERNATIONAL INCORPORATED CALL+                            37.50        01/20/2007          (154,000)
      (900)   OCEANEERING INTERNATIONAL INCORPORATED CALL+                            40.00        01/20/2007          (112,500)
      (700)   OCEANEERING INTERNATIONAL INCORPORATED CALL+                            42.50        01/20/2007           (35,000)
    (3,763)   OM GROUP INCORPORATED CALL+                                             40.00        12/16/2006        (6,509,990)
      (500)   OM GROUP INCORPORATED CALL+                                             45.00        12/16/2006          (635,000)
      (748)   OMNICARE INCORPORATED CALL                                              37.50        12/16/2006          (127,160)
      (500)   ORASURE TECHNOLOGIES INCORPORATED CALL+                                 10.00        01/20/2007           (10,000)
      (500)   ORASURE TECHNOLOGIES INCORPORATED CALL+                                  7.50        01/20/2007           (47,500)
      (750)   OSI SYSTEMS INCORPORATED CALL+                                          20.00        01/20/2007          (165,000)
      (547)   OSI SYSTEMS INCORPORATED CALL+                                          22.50        01/20/2007           (41,025)
      (500)   PARKER DRILLING COMPANY CALL+                                            7.50        01/20/2007           (50,000)
      (400)   PAYLESS SHOESOURCE INCORPORATED CALL+                                   25.00        12/16/2006          (100,000)
      (200)   PAYLESS SHOESOURCE INCORPORATED CALL+                                   22.50        12/16/2006           (92,000)
      (200)   PAYLESS SHOESOURCE INCORPORATED CALL+                                   25.00        03/17/2007           (72,000)
    (1,000)   PETROHAWK ENERGY CORPORATION CALL+                                      10.00        12/16/2006          (165,000)
    (1,000)   PETROQUEST ENERGY INCORPORATED CALL+                                    10.00        01/20/2007          (175,000)
    (1,100)   PETROQUEST ENERGY INCORPORATED CALL+                                    12.50        01/20/2007           (49,500)
    (2,600)   PIONEER NATURAL RESOURCES COMPANY CALL+                                 35.00        12/16/2006        (1,664,000)
    (2,300)   PIONEER NATURAL RESOURCES COMPANY CALL+                                 35.00        01/20/2007        (1,518,000)
      (300)   POLYONE CORPORATION CALL+                                                7.50        11/18/2006           (30,000)
      (600)   PRIDE INTERNATIONAL INCORPORATED CALL+                                  25.00        11/18/2006          (147,000)
      (200)   PRIDE INTERNATIONAL INCORPORATED CALL+                                  20.00        01/20/2007          (156,000)
    (1,000)   PRIDE INTERNATIONAL INCORPORATED CALL+                                  25.00        01/20/2007          (390,000)
    (1,500)   PRIDE INTERNATIONAL INCORPORATED CALL+                                  30.00        01/20/2007          (195,000)
      (200)   PROQUEST COMPANY CALL+                                                  12.50        12/16/2006           (19,000)
      (100)   PROQUEST COMPANY CALL+                                                  12.50        01/20/2007           (13,000)
      (200)   RANDGOLD RESOURCES LIMITED ADR CALL+                                    17.50        12/16/2006          (106,000)
    (1,500)   RANDGOLD RESOURCES LIMITED ADR CALL+                                    20.00        12/16/2006          (405,000)
      (500)   RANDGOLD RESOURCES LIMITED ADR CALL+                                    22.50        12/16/2006           (70,000)

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS     SECURITY NAME                                                       STRIKE PRICE   EXPIRATION DATE     VALUE
WRITTEN OPTIONS (CONTINUED)
      (300)   RANDGOLD RESOURCES LIMITED ADR CALL+                                  $ 25.00        03/17/2007    $      (42,000)
    (5,800)   RANGE RESOURCES CORPORATION CALL+                                       25.00        12/16/2006        (1,450,000)
      (800)   RANGE RESOURCES CORPORATION CALL+                                       25.00        03/17/2007          (288,000)
      (800)   RANGE RESOURCES CORPORATION CALL+                                       30.00        03/17/2007          (104,000)
      (480)   SMITH INTERNATIONAL INCORPORATED CALL                                   35.00        11/18/2006          (216,000)
      (480)   SMITH INTERNATIONAL INCORPORATED CALL                                   37.50        11/18/2006          (110,400)
      (483)   SMITH INTERNATIONAL INCORPORATED CALL                                   40.00        11/18/2006           (38,640)
    (1,300)   SMITH INTERNATIONAL INCORPORATED CALL                                   37.50        01/20/2007          (481,000)
      (300)   SMITH INTERNATIONAL INCORPORATED CALL                                   40.00        01/20/2007           (72,000)
    (4,542)   STEEL DYNAMICS INCORPORATED CALL+                                       45.00        01/20/2007        (7,267,200)
    (1,995)   STEEL DYNAMICS INCORPORATED CALL+                                       50.00        11/18/2006        (2,054,850)
    (1,820)   STEEL DYNAMICS INCORPORATED CALL+                                       50.00        01/20/2007        (2,147,600)
    (1,900)   STEEL DYNAMICS INCORPORATED CALL+                                       50.00        02/17/2007        (2,413,000)
      (350)   TRANSOCEAN INCORPORATED CALL+                                           75.00        11/18/2006           (57,750)
      (200)   TRANSOCEAN INCORPORATED CALL+                                           80.00        02/17/2007           (55,000)
    (1,200)   TWEEN BRANDS INCORPORATED CALL+                                         35.00        11/18/2006          (804,000)
      (100)   TWEEN BRANDS INCORPORATED CALL+                                         40.00        11/18/2006           (22,500)
    (1,000)   TWEEN BRANDS INCORPORATED CALL+                                         40.00        11/18/2006          (225,000)
      (400)   TWEEN BRANDS INCORPORATED CALL+                                         35.00        02/17/2007          (316,000)
    (1,150)   TWEEN BRANDS INCORPORATED CALL+                                         40.00        02/17/2007          (506,000)
      (800)   US CONCRETE INCORPORATED CALL+                                           7.50        03/17/2007           (52,000)
    (2,498)   UNITED STATES STEEL CORPORATION CALL+                                   50.00        11/18/2006        (4,371,500)
    (2,700)   UNITED STATES STEEL CORPORATION CALL+                                   55.00        11/18/2006        (3,537,000)
      (529)   UNITED STATES STEEL CORPORATION CALL+                                   50.00        01/20/2007          (957,490)
      (795)   UNITED STATES STEEL CORPORATION CALL+                                   55.00        01/20/2007        (1,105,050)

Total Written Options (Premiums Received $(85,678,282))                                                          $ (106,281,430)
                                                                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                          STATEMENTS OF ASSETS AND LIABILITIES--OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                                                     C&B MID CAP           COMMON
                                                                                      VALUE FUND       STOCK FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE................................................    $775,354,930   $  948,634,709
  COLLATERAL FOR SECURITIES LOANED (NOTE 2).....................................     146,365,476       54,337,546
  INVESTMENTS IN AFFILIATES.....................................................      45,626,442      166,820,572
                                                                                    ------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW)..............................     967,346,848    1,169,792,827
                                                                                    ------------   --------------
  CASH..........................................................................               0            3,309
  RECEIVABLE FOR FUND SHARES ISSUED.............................................       3,630,978          567,236
  RECEIVABLE FOR INVESTMENTS SOLD...............................................       4,528,746       14,167,145
  RECEIVABLES FOR DIVIDENDS AND INTEREST........................................         396,763          959,009
  RECEIVABLE FOR TOTAL RETURN SWAPS/SPREAD LOCKS................................               0        1,956,835
                                                                                    ------------   --------------
TOTAL ASSETS....................................................................     975,903,335    1,187,446,361
                                                                                    ------------   --------------
LIABILITIES
  OPTION WRITTEN, AT VALUE......................................................               0          283,100
  PAYABLE FOR FUND SHARES REDEEMED..............................................         934,708        1,064,830
  PAYABLE FOR INVESTMENTS PURCHASED.............................................       9,577,660       21,072,387
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3).........................         595,284          641,401
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT.......................         175,373          271,018
  PAYABLE FOR SECURITIES LOANED (NOTE 2)........................................     146,365,476       54,337,546
  PAYABLE FOR TOTAL RETURN SWAPS/SPREAD LOCKS...................................               0          137,726
  ACCRUED EXPENSES AND OTHER LIABILITIES........................................          74,060          176,623
                                                                                    ------------   --------------
TOTAL LIABILITIES...............................................................     157,722,561       77,984,631
                                                                                    ------------   --------------
TOTAL NET ASSETS................................................................    $818,180,774   $1,109,461,730
                                                                                    ============   ==============

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL...............................................................    $608,376,988   $  660,475,860
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)....................................       2,595,912       (1,956,835)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS.........................      91,728,993      221,993,000
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
   FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
   DENOMINATED IN FOREIGN CURRENCIES............................................     115,478,881      227,028,798
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
   AND SHORT SALES..............................................................               0        1,920,907
                                                                                    ------------   --------------
TOTAL NET ASSETS................................................................    $818,180,774   $1,109,461,730
                                                                                    ------------   --------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A..........................................................    $ 41,729,018   $   64,915,074
  SHARES OUTSTANDING - CLASS A..................................................       1,754,051        2,722,953
  NET ASSET VALUE PER SHARE - CLASS A...........................................    $      23.79   $        23.84
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A (2)................................    $      25.24   $        25.29
  NET ASSETS - CLASS B..........................................................    $ 15,490,975   $   34,204,772
  SHARES OUTSTANDING - CLASS B..................................................         662,527        1,508,498
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B........................    $      23.38   $        22.67
  NET ASSETS - CLASS C..........................................................    $ 11,522,607   $   18,884,607
  SHARES OUTSTANDING - CLASS C..................................................         492,667          833,067
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C........................    $      23.39   $        22.67
  NET ASSETS - CLASS D..........................................................    $611,237,001              N/A
  SHARES OUTSTANDING - CLASS D..................................................      25,612,670              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D........................    $      23.86              N/A
  NET ASSETS - CLASS Z..........................................................             N/A   $  991,457,277
  SHARES OUTSTANDING - CLASS Z..................................................             N/A       41,002,120
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z........................             N/A   $        24.18
  NET ASSETS - ADMINISTRATOR CLASS..............................................    $ 82,401,735              N/A
  SHARES OUTSTANDING - ADMINISTRATOR CLASS......................................       3,444,059              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS............    $      23.93              N/A
  NET ASSETS - INSTITUTIONAL CLASS..............................................    $ 55,799,438              N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS......................................       2,323,365              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS............    $      24.02              N/A
                                                                                    ------------   --------------
INVESTMENTS AT COST.............................................................    $851,867,967   $  942,765,734
                                                                                    ------------   --------------
SECURITIES ON LOAN, AT MARKET VALUE.............................................    $140,895,179   $   52,048,646
                                                                                    ------------   --------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS............................................    $          0   $      384,898
                                                                                    ============   ==============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENT OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                         MID CAP        SMALL CAP
                                                                                     GROWTH FUND      GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE................................................    $152,639,498   $  287,717,366
  COLLATERAL FOR SECURITIES LOANED (NOTE 2).....................................      31,835,710       83,327,382
  INVESTMENTS IN AFFILIATES.....................................................       3,546,961        5,361,301
                                                                                    ------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW)..............................     188,022,169      376,406,049
                                                                                    ------------   --------------
  CASH..........................................................................          50,000           50,000
  RECEIVABLE FOR FUND SHARES ISSUED.............................................          91,630          222,130
  RECEIVABLE FOR INVESTMENTS SOLD...............................................         463,205        4,550,772
  RECEIVABLES FOR DIVIDENDS AND INTEREST........................................          43,081           16,285
  RECEIVABLE FOR TOTAL RETURN SWAPS/SPREAD LOCKS................................               0                0
                                                                                    ------------   --------------
TOTAL ASSETS....................................................................     188,670,085      381,245,236
                                                                                    ------------   --------------
LIABILITIES
  OPTION WRITTEN, AT VALUE......................................................               0                0
  PAYABLE FOR FUND SHARES REDEEMED..............................................         281,719          871,670
  PAYABLE FOR INVESTMENTS PURCHASED.............................................       5,115,902        3,794,443
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3).........................         141,346          245,931
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT.......................          39,641           66,258
  PAYABLE FOR SECURITIES LOANED (NOTE 2)........................................      31,835,710       83,327,382
  PAYABLE FOR TOTAL RETURN SWAPS/SPREAD LOCKS...................................               0                0
  ACCRUED EXPENSES AND OTHER LIABILITIES........................................          39,582           52,562
                                                                                    ------------   --------------
TOTAL LIABILITIES...............................................................      37,453,900       88,358,246
                                                                                    ------------   --------------
TOTAL NET ASSETS................................................................    $151,216,185   $  292,886,990
                                                                                    ============   ==============

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL...............................................................    $126,765,881   $  250,506,900
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)....................................               0                0
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS.........................      10,318,241       15,987,994
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
   FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
   DENOMINATED IN FOREIGN CURRENCIES............................................      14,132,063       26,392,096
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
   AND SHORT SALES..............................................................               0                0
                                                                                    ------------   --------------
TOTAL NET ASSETS................................................................    $151,216,185   $  292,886,990
                                                                                    ------------   --------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A..........................................................    $103,815,971   $  110,813,312
  SHARES OUTSTANDING - CLASS A..................................................      15,519,569        7,899,785
  NET ASSET VALUE PER SHARE - CLASS A...........................................    $       6.69   $        14.03
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A (2)................................    $       7.10   $        14.89
  NET ASSETS - CLASS B..........................................................    $  7,482,250   $   20,225,557
  SHARES OUTSTANDING - CLASS B..................................................       1,174,920        1,481,876
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B........................    $       6.37   $        13.65
  NET ASSETS - CLASS C..........................................................    $  1,949,710   $    6,542,944
  SHARES OUTSTANDING - CLASS C..................................................         306,670          478,875
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C........................    $       6.36   $        13.66
  NET ASSETS - CLASS D..........................................................             N/A              N/A
  SHARES OUTSTANDING - CLASS D..................................................             N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D........................             N/A              N/A
  NET ASSETS - CLASS Z..........................................................    $ 37,968,254   $   37,081,614
  SHARES OUTSTANDING - CLASS Z..................................................       5,692,265        2,651,183
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z........................    $       6.67   $        13.99
  NET ASSETS - ADMINISTRATOR CLASS..............................................             N/A   $   62,302,426
  SHARES OUTSTANDING - ADMINISTRATOR CLASS......................................             N/A        4,411,588
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS............             N/A   $        14.12
  NET ASSETS - INSTITUTIONAL CLASS..............................................             N/A   $   55,921,137
  SHARES OUTSTANDING - INSTITUTIONAL CLASS......................................             N/A        3,940,750
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS............             N/A   $        14.19
                                                                                    ------------   --------------
INVESTMENTS AT COST.............................................................    $173,890,106   $  350,013,953
                                                                                    ------------   --------------
SECURITIES ON LOAN, AT MARKET VALUE.............................................    $ 30,884,494   $   79,650,401
                                                                                    ------------   --------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS............................................    $          0   $            0
                                                                                    ============   ==============

                                                                                       SMALL CAP
                                                                                   OPPORTUNITIES        SMALL CAP
                                                                                            FUND       VALUE FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE................................................    $714,505,865   $3,112,769,563
  COLLATERAL FOR SECURITIES LOANED (NOTE 2).....................................     177,708,832                0
  INVESTMENTS IN AFFILIATES.....................................................      75,934,937      509,660,299
                                                                                    ------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW)..............................     968,149,634    3,622,429,862
                                                                                    ------------   --------------
  CASH..........................................................................          50,000                0
  RECEIVABLE FOR FUND SHARES ISSUED.............................................         175,604        3,061,076
  RECEIVABLE FOR INVESTMENTS SOLD...............................................      13,911,621        7,033,668
  RECEIVABLES FOR DIVIDENDS AND INTEREST........................................         701,224        3,713,875
  RECEIVABLE FOR TOTAL RETURN SWAPS/SPREAD LOCKS................................               0                0
                                                                                    ------------   --------------
TOTAL ASSETS....................................................................     982,988,083    3,636,238,481
                                                                                    ------------   --------------
LIABILITIES
  OPTION WRITTEN, AT VALUE......................................................               0      106,281,430
  PAYABLE FOR FUND SHARES REDEEMED..............................................       1,905,864        8,086,772
  PAYABLE FOR INVESTMENTS PURCHASED.............................................       2,483,326       17,653,196
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3).........................         593,861        3,277,142
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT.......................         165,968          859,276
  PAYABLE FOR SECURITIES LOANED (NOTE 2)........................................     177,708,832                0
  PAYABLE FOR TOTAL RETURN SWAPS/SPREAD LOCKS...................................               0                0
  ACCRUED EXPENSES AND OTHER LIABILITIES........................................          52,533           56,827
                                                                                    ------------   --------------
TOTAL LIABILITIES...............................................................     182,910,384      136,214,643
                                                                                    ------------   --------------
TOTAL NET ASSETS................................................................    $800,077,699   $3,500,023,838
                                                                                    ============   ==============

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL...............................................................    $579,549,955   $2,440,397,288
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)....................................               0      (12,290,437)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS.........................     123,266,199      256,796,730
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
   FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
   DENOMINATED IN FOREIGN CURRENCIES............................................      97,261,545      835,723,405
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
   AND SHORT SALES..............................................................               0      (20,603,148)
                                                                                    ------------   --------------
TOTAL NET ASSETS................................................................    $800,077,699   $3,500,023,838
                                                                                    ------------   --------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A..........................................................             N/A   $  656,150,916
  SHARES OUTSTANDING - CLASS A..................................................             N/A       20,106,353
  NET ASSET VALUE PER SHARE - CLASS A...........................................             N/A   $        32.63
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A (2)................................             N/A   $        34.62
  NET ASSETS - CLASS B..........................................................             N/A   $  128,970,436
  SHARES OUTSTANDING - CLASS B..................................................             N/A        4,166,037
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B........................             N/A   $        30.96
  NET ASSETS - CLASS C..........................................................             N/A   $  143,872,143
  SHARES OUTSTANDING - CLASS C..................................................             N/A        4,636,215
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C........................             N/A   $        31.03
  NET ASSETS - CLASS D..........................................................             N/A              N/A
  SHARES OUTSTANDING - CLASS D..................................................             N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D........................             N/A              N/A
  NET ASSETS - CLASS Z..........................................................             N/A   $2,571,030,343
  SHARES OUTSTANDING - CLASS Z..................................................             N/A       77,967,103
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z........................             N/A   $        32.98
  NET ASSETS - ADMINISTRATOR CLASS..............................................    $800,077,699              N/A
  SHARES OUTSTANDING - ADMINISTRATOR CLASS......................................      20,748,006              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS............    $      38.56              N/A
  NET ASSETS - INSTITUTIONAL CLASS..............................................             N/A              N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS......................................             N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS............             N/A              N/A
                                                                                    ------------   --------------
INVESTMENTS AT COST.............................................................    $870,888,089   $2,786,713,190
                                                                                    ------------   --------------
SECURITIES ON LOAN, AT MARKET VALUE.............................................    $169,701,560   $            0
                                                                                    ------------   --------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS............................................    $          0   $   85,678,282
                                                                                    ============   ==============

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                      STATEMENTS OF OPERATIONS--
                                             FOR THE YEAR ENDED OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                                                     C&B MID CAP         COMMON
                                                                                      VALUE FUND     STOCK FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1)..................................................................    $ 10,465,503   $  9,205,309
  INTEREST......................................................................           4,385         65,778
  INCOME FROM AFFILIATED SECURITIES.............................................       1,056,152      4,201,456
  SECURITIES LENDING INCOME, NET................................................         436,670        104,920
                                                                                    ------------   ------------
TOTAL INVESTMENT INCOME.........................................................      11,962,710     13,577,463
                                                                                    ------------   ------------

EXPENSES
  ADVISORY FEES.................................................................       5,460,314      8,343,262
  ADMINISTRATION FEES
   FUND LEVEL...................................................................         372,165        584,097
   CLASS A......................................................................          94,360        184,249
   CLASS B......................................................................          38,105         99,095
   CLASS C......................................................................          25,521         55,591
   CLASS D......................................................................       1,445,971            N/A
   CLASS Z......................................................................             N/A      4,712,156
   ADMINISTRATOR CLASS..........................................................         115,146            N/A
   INSTITUTIONAL CLASS..........................................................          45,074            N/A
  CUSTODY FEES..................................................................         148,866        233,639
  SHAREHOLDER SERVICING FEES....................................................       1,719,968      2,920,485
  ACCOUNTING FEES...............................................................          84,981        112,287
  DISTRIBUTION FEES (NOTE 3)
   CLASS B......................................................................         102,068        265,433
   CLASS C......................................................................          68,359        148,905
  PROFESSIONAL FEES.............................................................          45,924         85,337
  REGISTRATION FEES.............................................................         143,353         17,103
  SHAREHOLDER REPORTS...........................................................         193,964         58,031
  TRUSTEES' FEES................................................................           7,415          9,132
  OTHER FEES AND EXPENSES.......................................................          20,729         14,044
                                                                                    ------------   ------------
TOTAL EXPENSES..................................................................      10,132,283     17,842,846
                                                                                    ------------   ------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3)..................................        (900,358)    (2,334,592)
  NET EXPENSES..................................................................       9,231,925     15,508,254
                                                                                    ------------   ------------
NET INVESTMENT INCOME (LOSS)....................................................       2,730,785     (1,930,791)
                                                                                    ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION...............      94,249,682    230,339,840
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS..........................               0       (620,549)
                                                                                    ------------   ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS.......................................      94,249,682    229,719,291
                                                                                    ------------   ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION...............      64,756,208    (27,220,435)
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS..........................               0      1,652,773
                                                                                    ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS.............      64,756,208    (25,567,662)
                                                                                    ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................     159,005,890    204,151,629
                                                                                    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................    $161,736,675   $202,220,838
                                                                                    ============   ============

  (1)  NET OF FOREIGN WITHHOLDING TAXES OF......................................    $          0   $     12,790

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--
FOR THE YEAR ENDED OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                         MID CAP      SMALL CAP
                                                                                     GROWTH FUND    GROWTH FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1)..................................................................    $    956,499   $    225,676
  INTEREST......................................................................             489         95,150
  INCOME FROM AFFILIATED SECURITIES.............................................         167,554        140,988
  SECURITIES LENDING INCOME, NET................................................          93,117        223,683
                                                                                    ------------   ------------
TOTAL INVESTMENT INCOME.........................................................       1,217,659        685,497
                                                                                    ------------   ------------

EXPENSES
  ADVISORY FEES.................................................................       1,274,876      2,451,982
  ADMINISTRATION FEES
   FUND LEVEL...................................................................          84,992        136,221
   CLASS A......................................................................         311,896        296,294
   CLASS B......................................................................          22,979         59,720
   CLASS C......................................................................           5,258         17,725
   CLASS D......................................................................             N/A            N/A
   CLASS Z......................................................................         218,284        168,261
   ADMINISTRATOR CLASS..........................................................             N/A         57,253
   INSTITUTIONAL CLASS..........................................................             N/A         35,456
  CUSTODY FEES..................................................................          33,997         54,488
  SHAREHOLDER SERVICING FEES....................................................         424,958        570,307
  ACCOUNTING FEES...............................................................          33,988         62,803
  DISTRIBUTION FEES (NOTE 3)
   CLASS B......................................................................          61,550        159,964
   CLASS C......................................................................          14,083         47,477
  PROFESSIONAL FEES.............................................................          19,510         12,795
  REGISTRATION FEES.............................................................          83,254        103,581
  SHAREHOLDER REPORTS...........................................................          70,143         95,187
  TRUSTEES' FEES................................................................           7,488          7,415
  OTHER FEES AND EXPENSES.......................................................           7,841          8,888
                                                                                    ------------   ------------
TOTAL EXPENSES..................................................................       2,675,097      4,345,817
                                                                                    ------------   ------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3)..................................        (137,398)      (596,643)
  NET EXPENSES..................................................................       2,537,699      3,749,174
                                                                                    ------------   ------------
NET INVESTMENT INCOME (LOSS)....................................................      (1,320,040)    (3,063,677)
                                                                                    ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION...............      24,722,316     47,828,868
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS..........................               0              0
                                                                                    ------------   ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS.......................................      24,722,316     47,828,868
                                                                                    ------------   ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION...............      (1,108,834)    12,326,113
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS..........................               0              0
                                                                                    ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS.............      (1,108,834)    12,326,113
                                                                                    ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................      23,613,482     60,154,981
                                                                                    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................    $ 22,293,442   $ 57,091,304
                                                                                    ============   ============

  (1)  NET OF FOREIGN WITHHOLDING TAXES OF......................................    $          0   $          0

                                                                                       SMALL CAP
                                                                                   OPPORTUNITIES      SMALL CAP
                                                                                            FUND     VALUE FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1)..................................................................    $  5,306,147   $ 17,347,360
  INTEREST......................................................................           3,498         76,702
  INCOME FROM AFFILIATED SECURITIES.............................................       2,806,736     25,650,407
  SECURITIES LENDING INCOME, NET................................................         340,075              0
                                                                                    ------------   ------------
TOTAL INVESTMENT INCOME.........................................................       8,456,456     43,074,469
                                                                                    ------------   ------------

EXPENSES
  ADVISORY FEES.................................................................       6,814,493     27,200,684
  ADMINISTRATION FEES
   FUND LEVEL...................................................................         386,147      1,658,248
   CLASS A......................................................................             N/A      1,847,646
   CLASS B......................................................................             N/A        381,090
   CLASS C......................................................................             N/A        419,365
   CLASS D......................................................................             N/A            N/A
   CLASS Z......................................................................             N/A     10,668,355
   ADMINISTRATOR CLASS..........................................................         772,293            N/A
   INSTITUTIONAL CLASS..........................................................             N/A            N/A
  CUSTODY FEES..................................................................         154,459        663,299
  SHAREHOLDER SERVICING FEES....................................................       1,930,733      8,291,240
  ACCOUNTING FEES...............................................................          56,296        234,745
  DISTRIBUTION FEES (NOTE 3)
   CLASS B......................................................................             N/A      1,020,777
   CLASS C......................................................................             N/A      1,123,300
  PROFESSIONAL FEES.............................................................          40,470         43,693
  REGISTRATION FEES.............................................................          24,974         38,009
  SHAREHOLDER REPORTS...........................................................         110,040        385,172
  TRUSTEES' FEES................................................................           3,687          7,389
  OTHER FEES AND EXPENSES.......................................................          16,928         42,489
                                                                                    ------------   ------------
TOTAL EXPENSES..................................................................      10,310,520     54,025,501
                                                                                    ------------   ------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3)..................................      (1,043,000)    (6,097,879)
  NET EXPENSES..................................................................       9,267,520     47,927,622
                                                                                    ------------   ------------
NET INVESTMENT INCOME (LOSS)....................................................        (811,064)    (4,853,153)
                                                                                    ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION...............     124,977,217    322,185,312
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS..........................               0     (3,415,461)
                                                                                    ------------   ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS.......................................     124,977,217    318,769,851
                                                                                    ------------   ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION...............      27,479,178    150,688,404
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS..........................               0    (20,182,658)
                                                                                    ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS.............      27,479,178    130,505,746
                                                                                    ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................     152,456,395    449,275,597
                                                                                    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................    $151,645,331   $444,422,444
                                                                                    ============   ============

  (1)  NET OF FOREIGN WITHHOLDING TAXES OF......................................    $     14,815   $    991,818

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       C&B MID CAP VALUE FUND
                                                                                   -------------------------------
                                                                                         FOR THE           FOR THE
                                                                                      YEAR ENDED        YEAR ENDED
                                                                                     OCTOBER 31,       OCTOBER 31,
                                                                                            2006              2005
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS.......................................................   $ 697,428,194     $ 605,861,919
OPERATIONS:
     NET INVESTMENT INCOME (LOSS)...............................................       2,730,785        (1,692,166)
     NET REALIZED GAIN (LOSS) ON INVESTMENTS....................................      94,249,682        57,568,364
     NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS........      64,756,208        26,093,508
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................     161,736,675        81,969,706
                                                                                   -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A....................................................................               0                 0
     CLASS B....................................................................               0                 0
     CLASS C....................................................................               0                 0
     CLASS D....................................................................               0                 0
     CLASS Z....................................................................             N/A               N/A
     ADMINISTRATOR CLASS........................................................         (12,076)                0
     INSTITUTIONAL CLASS........................................................        (130,799)                0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A....................................................................      (2,353,242)         (250,024)
     CLASS B....................................................................        (990,752)         (118,813)
     CLASS C....................................................................        (635,292)          (59,896)
     CLASS D....................................................................     (38,980,147)      (15,648,239)
     CLASS Z....................................................................             N/A               N/A
     ADMINISTRATOR CLASS........................................................      (9,848,215)       (2,907,513)
     INSTITUTIONAL CLASS........................................................      (4,803,413)         (558,203)
                                                                                   -------------     -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.............................................     (57,753,936)      (19,542,688)
                                                                                   -------------     -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A..........................................      17,132,776        25,443,751
   REINVESTMENT OF DISTRIBUTIONS - CLASS A......................................       2,099,310           240,320
   COST OF SHARES REDEEMED - CLASS A............................................      (9,345,783)       (4,908,610)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A.................................................       9,886,303        20,775,461
                                                                                   -------------     -------------
   PROCEEDS FROM SHARES SOLD - CLASS B..........................................       4,223,769         9,230,937
   REINVESTMENT OF DISTRIBUTIONS - CLASS B......................................         971,769           117,170
   COST OF SHARES REDEEMED - CLASS B............................................      (2,996,338)         (984,828)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B.................................................       2,199,200         8,363,279
                                                                                   -------------     -------------
   PROCEEDS FROM SHARES SOLD - CLASS C..........................................       4,196,663         6,092,668
   REINVESTMENT OF DISTRIBUTIONS - CLASS C......................................         624,326            59,328
   COST OF SHARES REDEEMED - CLASS C............................................      (1,442,234)         (600,076)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C.................................................       3,378,755         5,551,920
                                                                                   -------------     -------------
   PROCEEDS FROM SHARES SOLD - CLASS D..........................................     282,121,035       325,057,499
   REINVESTMENT OF DISTRIBUTIONS - CLASS D......................................      38,344,337        15,441,248
   COST OF SHARES REDEEMED - CLASS D............................................    (254,253,816)     (417,643,458)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS D.................................................      66,211,556       (77,144,711)
                                                                                   -------------     -------------
   PROCEEDS FROM SHARES SOLD - CLASS Z..........................................             N/A               N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z......................................             N/A               N/A
   COST OF SHARES REDEEMED - CLASS Z............................................             N/A               N/A
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS Z.................................................             N/A               N/A
                                                                                   -------------     -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1).....................      51,479,194        73,134,534
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1).................       8,604,922         2,590,069
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1).......................    (109,339,991)      (47,627,103)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS..........................................................     (49,255,875)       28,097,500
                                                                                   -------------     -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1).....................      10,408,696       115,352,097
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1).................       4,934,212           558,203
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1).......................     (30,993,006)      (72,414,492)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS.....................................     (15,650,098)       43,495,808
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS...........................................................      16,769,841        29,139,257
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS...........................................     120,752,580        91,566,275
                                                                                   -------------     -------------
ENDING NET ASSETS...............................................................   $ 818,180,774     $ 697,428,194
                                                                                   =============     =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                  COMMON STOCK FUND
                                                                                   ------------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                      OCTOBER 31,      OCTOBER 31,     DECEMBER 31,
                                                                                             2006             2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS.......................................................   $1,126,471,146   $1,300,130,911   $1,590,977,622
OPERATIONS:
     NET INVESTMENT INCOME (LOSS)...............................................       (1,930,791)      (4,302,464)      (6,211,139)
     NET REALIZED GAIN (LOSS) ON INVESTMENTS....................................      229,719,291      158,926,004      215,035,135
     NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS........      (25,567,662)    (103,589,953)     (86,198,405)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................      202,220,838       51,033,587      122,625,591
                                                                                   --------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A....................................................................                0                0                0
     CLASS B....................................................................                0                0                0
     CLASS C....................................................................                0                0                0
     CLASS D....................................................................              N/A              N/A              N/A
     CLASS Z....................................................................                0                0                0
     ADMINISTRATOR CLASS........................................................              N/A              N/A              N/A
     INSTITUTIONAL CLASS........................................................              N/A              N/A              N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A....................................................................       (8,532,731)      (1,190,316)      (5,223,691)
     CLASS B....................................................................       (4,903,732)        (651,534)      (2,710,458)
     CLASS C....................................................................       (2,793,965)        (423,145)      (1,934,229)
     CLASS D....................................................................              N/A              N/A              N/A
     CLASS Z....................................................................     (136,461,500)     (18,513,766)     (81,830,081)
     ADMINISTRATOR CLASS........................................................              N/A              N/A              N/A
     INSTITUTIONAL CLASS........................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.............................................     (152,691,928)     (20,778,761)     (91,698,459)
                                                                                   --------------   --------------   --------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A..........................................       17,162,821        7,284,857       18,351,436
   REINVESTMENT OF DISTRIBUTIONS - CLASS A......................................        8,327,213        1,172,783        5,133,631
   COST OF SHARES REDEEMED - CLASS A............................................      (25,894,944)     (21,160,301)     (32,357,772)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A.................................................         (404,910)     (12,702,661)      (8,872,705)
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS B..........................................        2,289,357          613,026        1,929,309
   REINVESTMENT OF DISTRIBUTIONS - CLASS B......................................        4,411,969          552,819        2,298,727
   COST OF SHARES REDEEMED - CLASS B............................................       (8,288,399)      (4,948,013)      (5,546,942)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B.................................................       (1,587,073)      (3,782,168)      (1,318,906)
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS C..........................................        2,045,174          650,562        4,049,548
   REINVESTMENT OF DISTRIBUTIONS - CLASS C......................................        2,127,909          330,607        1,501,280
   COST OF SHARES REDEEMED - CLASS C............................................       (6,045,211)      (7,490,695)     (13,428,469)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C.................................................       (1,872,128)      (6,509,526)      (7,877,641)
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS D..........................................              N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D......................................              N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS D............................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS D.................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS Z..........................................      102,860,820       76,412,602      114,300,846
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z......................................      131,856,248       17,958,474       77,961,481
   COST OF SHARES REDEEMED - CLASS Z............................................     (297,391,283)    (275,291,312)    (495,966,918)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS Z.................................................      (62,674,215)    (180,920,236)    (303,704,591)
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1).....................              N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1).................              N/A              N/A              N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1).......................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS..........................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1).....................              N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1).................              N/A              N/A              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1).......................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS..........................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS...........................................................      (66,538,326)    (203,914,591)    (321,773,843)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS...........................................      (17,009,416)    (173,659,765)    (290,846,711)
                                                                                   --------------   --------------   --------------
ENDING NET ASSETS...............................................................   $1,109,461,730   $1,126,471,146   $1,300,130,911
                                                                                   ==============   ==============   ==============

                                                                                                 MID CAP GROWTH FUND
                                                                                   -------------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                      OCTOBER 31,      OCTOBER 31,    SEPTEMBER 30,
                                                                                             2006             2005             2005
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS.......................................................   $  168,028,126   $  173,594,127   $  100,935,469
OPERATIONS:.......
     NET INVESTMENT INCOME (LOSS)...............................................       (1,320,040)        (140,245)      (1,866,267)
     NET REALIZED GAIN (LOSS) ON INVESTMENTS....................................       24,722,316         (207,187)      19,917,012
     NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS........       (1,108,834)      (3,222,077)      11,647,346
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................       22,293,442       (3,569,509)      29,698,091
                                                                                   --------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A....................................................................                0                0                0
     CLASS B....................................................................                0                0                0
     CLASS C....................................................................                0                0                0
     CLASS D....................................................................              N/A              N/A              N/A
     CLASS Z....................................................................                0                0                0
     ADMINISTRATOR CLASS........................................................              N/A              N/A              N/A
     INSTITUTIONAL CLASS........................................................              N/A              N/A              N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A....................................................................       (9,153,397)               0       (6,766,534)
     CLASS B....................................................................         (702,784)               0         (516,365)
     CLASS C....................................................................         (148,197)               0          (77,755)
     CLASS D....................................................................              N/A              N/A              N/A
     CLASS Z....................................................................       (4,304,881)               0                0
     ADMINISTRATOR CLASS........................................................              N/A              N/A              N/A
     INSTITUTIONAL CLASS........................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.............................................      (14,309,259)               0       (7,360,654)
                                                                                   --------------   --------------   --------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A..........................................       15,667,655          950,630       23,680,456
   REINVESTMENT OF DISTRIBUTIONS - CLASS A......................................        8,832,003                0        6,512,508
   COST OF SHARES REDEEMED - CLASS A............................................      (34,107,576)      (2,068,948)     (23,513,025)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A.................................................       (9,607,918)      (1,118,318)      (6,679,939)
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS B..........................................          936,898           46,161        4,420,103
   REINVESTMENT OF DISTRIBUTIONS - CLASS B......................................          685,296                0          493,517
   COST OF SHARES REDEEMED - CLASS B............................................       (2,831,710)        (332,605)      (3,720,718)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B.................................................       (1,209,516)        (286,444)       1,192,902
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS C..........................................          682,728           83,759          690,227
   REINVESTMENT OF DISTRIBUTIONS - CLASS C......................................          130,195                0           75,368
   COST OF SHARES REDEEMED - CLASS C............................................         (572,612)         (58,620)        (345,278)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C.................................................          240,311           25,139          420,317
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS D..........................................              N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D......................................              N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS D............................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS D.................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS Z..........................................       12,007,996          259,768       49,638,017
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z......................................        4,222,055                0                0
   COST OF SHARES REDEEMED - CLASS Z............................................      (30,449,052)        (876,637)      (7,609,954)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS Z.................................................      (14,219,001)        (616,869)      42,028,063
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1).....................              N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1).................              N/A              N/A              N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1).......................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS..........................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1).....................              N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1).................              N/A              N/A              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1).......................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS..........................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS...........................................................      (24,796,124)      (1,996,492)      50,321,221
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS...........................................      (16,811,941)      (5,566,001)      72,658,658
                                                                                   --------------   --------------   --------------
ENDING NET ASSETS...............................................................   $  151,216,185   $  168,028,126   $  173,594,127
                                                                                   ==============   ==============   ==============

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       C&B MID CAP VALUE FUND
                                                                                   -------------------------------
                                                                                         FOR THE           FOR THE
                                                                                      YEAR ENDED        YEAR ENDED
                                                                                     OCTOBER 31,       OCTOBER 31,
                                                                                            2006              2005
-------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A........................................................         795,165         1,257,191
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A.....................         103,823            12,088
   SHARES REDEEMED - CLASS A....................................................        (435,748)         (239,887)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A.........................         463,240         1,029,392
                                                                                   -------------     -------------
   SHARES SOLD - CLASS B........................................................         198,791           459,986
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B.....................          48,589             5,909
   SHARES REDEEMED - CLASS B....................................................        (140,511)          (48,785)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B.........................         106,869           417,110
                                                                                   -------------     -------------
   SHARES SOLD - CLASS C........................................................         197,856           301,907
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C.....................          31,217             2,992
   SHARES REDEEMED - CLASS C....................................................         (68,770)          (29,847)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C.........................         160,303           275,052
                                                                                   -------------     -------------
   SHARES SOLD - CLASS D........................................................      12,843,474        16,075,398
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D.....................       1,892,613           776,338
   SHARES REDEEMED - CLASS D....................................................     (11,728,927)      (20,636,097)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D.........................       3,007,160        (3,784,361)
                                                                                   -------------     -------------
   SHARES SOLD - CLASS Z........................................................             N/A               N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z.....................             N/A               N/A
   SHARES REDEEMED - CLASS Z....................................................             N/A               N/A
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z.........................             N/A               N/A
                                                                                   -------------     -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..................................       2,373,676         3,604,235
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
     CLASS (NOTE 1) ............................................................         424,108           130,154
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............................      (5,053,290)       (2,332,219)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR
   CLASS........................................................................      (2,255,506)        1,402,170
                                                                                   -------------     -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..................................         476,714         5,652,780
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
     CLASS (NOTE 1) ............................................................         242,381            28,022
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..............................      (1,446,042)       (3,549,234)
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL
   CLASS........................................................................        (726,947)        2,131,568
                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS...................................................         755,119         1,470,931
                                                                                   =============     =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)....................   $   2,595,912     $           0
                                                                                   =============     =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                  COMMON STOCK FUND
                                                                                   ------------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                      OCTOBER 31,      OCTOBER 31,     DECEMBER 31,
                                                                                             2006             2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A........................................................          755,974          325,319          829,082
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A.....................          386,952           53,406          236,355
   SHARES REDEEMED - CLASS A....................................................       (1,139,584)        (945,034)      (1,468,160)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A.........................            3,342         (566,309)        (402,723)
                                                                                   --------------   --------------   --------------
   SHARES SOLD - CLASS B........................................................          107,255           28,224           89,606
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B.....................          214,064           26,003          109,048
   SHARES REDEEMED - CLASS B....................................................         (382,595)        (228,347)        (258,192)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B.........................          (61,276)        (174,120)         (59,538)
                                                                                   --------------   --------------   --------------
   SHARES SOLD - CLASS C........................................................           97,818           29,884          187,445
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C.....................          103,297           15,550           71,218
   SHARES REDEEMED - CLASS C....................................................         (279,812)        (347,225)        (625,270)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C.........................          (78,697)        (301,791)        (366,607)
                                                                                   --------------   --------------   --------------
   SHARES SOLD - CLASS D........................................................              N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D.....................              N/A              N/A              N/A
   SHARES REDEEMED - CLASS D....................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D.........................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
   SHARES SOLD - CLASS Z........................................................        4,459,393        3,356,497        5,128,434
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z.....................        6,040,092          808,212        3,551,776
   SHARES REDEEMED - CLASS Z....................................................      (12,903,131)     (12,065,904)     (22,238,478)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z.........................       (2,403,646)      (7,901,195)     (13,558,268)
                                                                                   --------------   --------------   --------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..................................              N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
     CLASS (NOTE 1) ............................................................              N/A              N/A              N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR
   CLASS........................................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..................................              N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
     CLASS (NOTE 1) ............................................................              N/A              N/A              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..............................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL
   CLASS........................................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS...................................................       (2,540,277)      (8,943,415)     (14,387,136)
                                                                                   ==============   ==============   ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)....................   $   (1,956,835)  $      (11,434)  $            0
                                                                                   ==============   ==============   ==============

                                                                                                 MID CAP GROWTH FUND
                                                                                   -------------------------------------------------
                                                                                          FOR THE          FOR THE          FOR THE
                                                                                       YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                                      OCTOBER 31,      OCTOBER 31,    SEPTEMBER 30,
                                                                                             2006             2005             2005
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A........................................................        2,376,981          150,026        3,918,426
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A.....................        1,431,443                0        1,067,624
   SHARES REDEEMED - CLASS A....................................................       (5,192,817)        (327,349)      (3,824,252)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A.........................       (1,384,393)        (177,323)       1,161,798
                                                                                   --------------   --------------   --------------
   SHARES SOLD - CLASS B........................................................          149,510            7,649          749,392
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B.....................          115,955                0           83,506
   SHARES REDEEMED - CLASS B....................................................         (453,697)         (54,787)        (633,673)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B.........................         (188,232)         (47,138)         199,225
                                                                                   --------------   --------------   --------------
   SHARES SOLD - CLASS C........................................................          108,417           13,580          127,763
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C.....................           22,030                0           12,753
   SHARES REDEEMED - CLASS C....................................................          (92,596)          (9,410)         (57,929)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C.........................           37,851            4,170           82,587
                                                                                   --------------   --------------   --------------
   SHARES SOLD - CLASS D........................................................              N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D.....................              N/A              N/A              N/A
   SHARES REDEEMED - CLASS D....................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D.........................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
   SHARES SOLD - CLASS Z........................................................        1,820,866           41,305        9,239,553
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z.....................          685,399                0                0
   SHARES REDEEMED - CLASS Z....................................................       (4,718,980)        (138,816)      (1,237,062)
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z.........................       (2,212,715)         (97,511)       8,002,491
                                                                                   --------------   --------------   --------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..................................              N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
     CLASS (NOTE 1) ............................................................              N/A              N/A              N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR
   CLASS........................................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..................................              N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
     CLASS (NOTE 1) ............................................................              N/A              N/A              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..............................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL
   CLASS........................................................................              N/A              N/A              N/A
                                                                                   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS...................................................       (3,747,489)        (317,802)       9,446,101
                                                                                   ==============   ==============   ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)....................   $            0   $            0   $            0
                                                                                   ==============   ==============   ==============

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      SMALL CAP GROWTH FUND
                                                                        -------------------------------------------------
                                                                                FOR THE          FOR THE          FOR THE
                                                                             YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                            OCTOBER 31,      OCTOBER 31,    SEPTEMBER 30,
                                                                                   2006             2005             2005
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS..............................................   $   246,389,079   $  256,024,620   $   77,405,074
OPERATIONS:.......
   NET INVESTMENT INCOME (LOSS)......................................        (3,063,677)        (246,170)      (1,961,558)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS...........................        47,828,868         (666,650)      24,540,062
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS..................................................        12,326,113       (6,186,916)      17,093,631
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS.................................................        57,091,304       (7,099,736)      39,672,135
                                                                        ---------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A.........................................................                 0                0                0
     CLASS B.........................................................                 0                0                0
     CLASS C.........................................................                 0                0                0
     CLASS D.........................................................               N/A              N/A              N/A
     CLASS Z.........................................................                 0                0                0
     ADMINISTRATOR CLASS.............................................                 0                0                0
     INSTITUTIONAL CLASS.............................................                 0                0                0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A.........................................................        (7,322,891)               0         (734,681)
     CLASS B.........................................................        (1,606,619)               0          (12,594)
     CLASS C.........................................................          (458,429)               0           (3,390)
     CLASS D.........................................................               N/A              N/A              N/A
     CLASS Z.........................................................        (2,650,553)               0                0
     ADMINISTRATOR CLASS.............................................        (4,004,271)               0         (752,142)
     INSTITUTIONAL CLASS.............................................        (2,453,357)               0                0
                                                                        ---------------   --------------   --------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS.............................       (18,496,120)               0       (1,502,807)
                                                                        ---------------   --------------   --------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A...............................        13,137,213          251,730       44,920,057
   REINVESTMENT OF DISTRIBUTIONS - CLASS A...........................         6,623,831                0          625,705
   COST OF SHARES REDEEMED - CLASS A.................................       (22,592,799)      (1,589,338)     (18,798,579)
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A..............................        (2,831,755)      (1,337,608)      26,747,183
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS B...............................         1,167,836           51,703       21,385,144
   REINVESTMENT OF DISTRIBUTIONS - CLASS B...........................         1,546,318                0           12,127
   COST OF SHARES REDEEMED - CLASS B.................................        (6,282,948)        (402,905)      (2,778,304)
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B..............................        (3,568,794)        (351,202)      18,618,967
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS C...............................         1,310,482            9,378        8,566,231
   REINVESTMENT OF DISTRIBUTIONS - CLASS C...........................           346,940                0            3,266
   COST OF SHARES REDEEMED - CLASS C.................................        (1,926,096)         (95,421)        (988,544)
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C..............................          (268,674)         (86,043)       7,580,953
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS D...............................               N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D...........................               N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS D.................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS D..............................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS Z...............................         3,502,114          160,345       53,515,971
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z...........................         2,543,013                0                0
   COST OF SHARES REDEEMED - CLASS Z.................................        (9,449,166)      (1,304,448)     (19,902,427)
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS Z..............................        (3,404,039)      (1,144,103)      33,613,544
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR
     CLASS (NOTE 1)..................................................        35,096,322          839,117       75,799,959
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
     CLASS (NOTE 1)..................................................         3,717,705                0          750,684
   COST OF SHARES REDEEMED - ADMINISTRATOR
     CLASS (NOTE 1)..................................................       (38,757,968)      (1,308,993)     (53,156,617)
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS..................            56,059         (469,876)      23,394,026
                                                                        ---------------   --------------   --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                  SMALL CAP OPPORTUNITIES FUND
                                                                        -------------------------------------------------
                                                                                FOR THE          FOR THE          FOR THE
                                                                             YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                            OCTOBER 31,      OCTOBER 31,    SEPTEMBER 30,
                                                                                   2006             2005             2005
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS..............................................   $   704,713,980   $  725,650,727   $  534,599,946
OPERATIONS:.......
   NET INVESTMENT INCOME (LOSS)......................................          (811,064)        (194,391)      (1,837,152)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS...........................       124,977,217        7,047,988       67,095,443
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS..................................................        27,479,178      (26,880,238)      42,150,441
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS.................................................       151,645,331      (20,026,641)     107,408,732
                                                                        ---------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A.........................................................               N/A              N/A              N/A
     CLASS B.........................................................               N/A              N/A              N/A
     CLASS C.........................................................               N/A              N/A              N/A
     CLASS D.........................................................               N/A              N/A              N/A
     CLASS Z.........................................................               N/A              N/A              N/A
     ADMINISTRATOR CLASS.............................................                 0                0                0
     INSTITUTIONAL CLASS.............................................               N/A              N/A              N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A.........................................................               N/A              N/A              N/A
     CLASS B.........................................................               N/A              N/A              N/A
     CLASS C.........................................................               N/A              N/A              N/A
     CLASS D.........................................................               N/A              N/A              N/A
     CLASS Z.........................................................               N/A              N/A              N/A
     ADMINISTRATOR CLASS.............................................       (55,163,405)               0      (77,157,592)
     INSTITUTIONAL CLASS.............................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS.............................       (55,163,405)               0      (77,157,592)
                                                                        ---------------   --------------   --------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A...............................               N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A...........................               N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS A.................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A..............................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS B...............................               N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B...........................               N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS B.................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B..............................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS C...............................               N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C...........................               N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS C.................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C..............................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS D...............................               N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D...........................               N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS D.................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS D..............................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS Z...............................               N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z...........................               N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS Z.................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS Z..............................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR
     CLASS (NOTE 1)..................................................       262,833,199       12,090,290      481,396,662
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
     CLASS (NOTE 1)..................................................        53,050,887                0       73,211,175
   COST OF SHARES REDEEMED - ADMINISTRATOR
     CLASS (NOTE 1)..................................................      (317,002,293)     (13,000,396)    (393,808,196)
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS..................        (1,118,207)        (910,106)     160,799,641
                                                                        ---------------   --------------   --------------

                                                                                      SMALL CAP VALUE FUND
                                                                        -------------------------------------------------
                                                                                FOR THE          FOR THE          FOR THE
                                                                             YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                            OCTOBER 31,      OCTOBER 31,     DECEMBER 31,
                                                                                   2006             2005             2004
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS..............................................   $ 2,812,962,837   $2,251,537,570   $2,125,768,614

OPERATIONS:.......
   NET INVESTMENT INCOME (LOSS)......................................        (4,853,153)     (14,626,671)     (19,810,930)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS...........................       318,769,851      314,027,057      270,316,100
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS..................................................       130,505,746      (84,545,041)     120,358,183
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS.................................................       444,422,444      214,855,345      370,863,353
                                                                        ---------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A.........................................................                 0                0                0
     CLASS B.........................................................                 0                0                0
     CLASS C.........................................................                 0                0                0
     CLASS D.........................................................               N/A              N/A              N/A
     CLASS Z.........................................................                 0                0                0
     ADMINISTRATOR CLASS.............................................               N/A              N/A              N/A
     INSTITUTIONAL CLASS.............................................               N/A              N/A              N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A.........................................................       (60,734,940)     (10,397,421)     (65,935,104)
     CLASS B.........................................................       (13,736,061)      (2,427,253)     (15,208,320)
     CLASS C.........................................................       (14,918,850)      (2,724,859)     (17,605,354)
     CLASS D.........................................................               N/A              N/A              N/A
     CLASS Z.........................................................      (196,037,895)     (25,204,337)    (142,846,550)
     ADMINISTRATOR CLASS.............................................               N/A              N/A              N/A
     INSTITUTIONAL CLASS.............................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS.............................      (285,427,746)     (40,753,870)    (241,595,328)
                                                                        ---------------   --------------   --------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A...............................       292,357,377       65,496,065      111,965,665
   REINVESTMENT OF DISTRIBUTIONS - CLASS A...........................        58,758,631       10,087,045       63,761,770
   COST OF SHARES REDEEMED - CLASS A.................................      (333,227,961)    (104,918,462)    (287,141,565)
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A..............................        17,888,047      (29,335,352)    (111,414,130)
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS B...............................         2,723,906        1,512,556        3,500,020
   REINVESTMENT OF DISTRIBUTIONS - CLASS B...........................        12,971,140        2,217,289       13,852,760
   COST OF SHARES REDEEMED - CLASS B.................................       (25,498,136)     (14,443,042)     (13,748,747)
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B..............................        (9,803,090)     (10,713,197)       3,604,033
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS C...............................         8,020,523        3,323,947        7,497,546
   REINVESTMENT OF DISTRIBUTIONS - CLASS C...........................        12,775,333        2,318,721       14,891,930
   COST OF SHARES REDEEMED - CLASS C.................................       (28,582,017)     (25,004,977)     (32,663,862)
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C..............................        (7,786,161)     (19,362,309)     (10,274,386)
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS D...............................               N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D...........................               N/A              N/A              N/A
   COST OF SHARES REDEEMED - CLASS D.................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS D..............................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS Z...............................     2,038,487,207      721,519,148      586,760,998
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z...........................       193,439,800       24,892,242      140,802,162
   COST OF SHARES REDEEMED - CLASS Z.................................    (1,704,159,500)    (299,676,740)    (612,977,746)
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS Z..............................       527,767,507      446,734,650      114,585,414
                                                                        ---------------   --------------   --------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR
     CLASS (NOTE 1)..................................................               N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
     CLASS (NOTE 1)..................................................               N/A              N/A              N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR
     CLASS (NOTE 1)..................................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS..................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      SMALL CAP GROWTH FUND
                                                                        -------------------------------------------------
                                                                                FOR THE          FOR THE          FOR THE
                                                                             YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                            OCTOBER 31,      OCTOBER 31,    SEPTEMBER 30,
                                                                                   2006             2005             2005
-------------------------------------------------------------------------------------------------------------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL
     CLASS (NOTE 1)..................................................        19,383,163          949,684       30,920,982
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
     CLASS (NOTE 1)..................................................         2,453,357                0                0
   COST OF SHARES REDEEMED - INSTITUTIONAL
     CLASS (NOTE 1)..................................................        (3,916,590)         (96,657)        (425,437)
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS..................        17,919,930          853,027       30,495,545
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - TOTAL................................         7,902,727       (2,535,805)     140,450,218
                                                                        ---------------   --------------   --------------
     NET INCREASE (DECREASE) IN NET ASSETS...........................        46,497,911       (9,635,541)     178,619,546
                                                                        ---------------   --------------   --------------
     ENDING NET ASSETS...............................................   $   292,886,990   $  246,389,079   $  256,024,620
                                                                        ===============   ==============   ==============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A.............................................           991,578           20,865        5,729,307
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS A.........................................................           541,163                0           53,987
   SHARES REDEEMED - CLASS A.........................................        (1,733,261)        (131,790)      (1,619,638)
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS A.........................................................          (200,520)        (110,925)       4,163,656
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS B.............................................            91,449            4,353        1,957,106
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS B.........................................................           128,967                0            1,058
   SHARES REDEEMED - CLASS B.........................................          (490,609)         (34,062)        (242,875)
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS B.........................................................          (270,193)         (29,709)       1,715,289
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS C.............................................            99,614              800          576,624
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS C.........................................................            28,912                0              285
   SHARES REDEEMED - CLASS C.........................................          (151,164)          (8,017)         (87,202)
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS C.........................................................           (22,638)          (7,217)         489,707
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS D.............................................               N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS D.........................................................               N/A              N/A              N/A
   SHARES REDEEMED - CLASS D.........................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS D.........................................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS Z.............................................           262,495           13,336        4,693,920
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS Z.........................................................           208,103                0                0
   SHARES REDEEMED - CLASS Z.........................................          (719,056)        (109,178)      (1,698,437)
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS Z.........................................................          (248,458)         (95,842)       2,995,483
                                                                        ---------------   --------------   --------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1)........................         2,619,533           69,085        5,780,911
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1)....................................           302,252                0           64,547
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1)....................        (2,917,336)        (107,491)      (4,514,019)
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     ADMINISTRATOR CLASS.............................................             4,449          (38,406)       1,331,439
                                                                        ---------------   --------------   --------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1)........................         1,478,897           78,812        2,525,798
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS (NOTE 1)....................................           199,136                0                0
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1)....................          (300,230)          (7,942)         (33,721)
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     INSTITUTIONAL CLASS.............................................         1,377,803           70,870        2,492,077
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM
   CAPITAL SHARE TRANSACTIONS........................................           640,443         (211,229)      13,187,651
                                                                        ===============   ==============   ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS).....................................................   $             0   $            0   $            0
                                                                        ===============   ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                  SMALL CAP OPPORTUNITIES FUND
                                                                        -------------------------------------------------
                                                                                FOR THE          FOR THE          FOR THE
                                                                             YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                            OCTOBER 31,      OCTOBER 31,    SEPTEMBER 30,
                                                                                   2006             2005             2005
-------------------------------------------------------------------------------------------------------------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL
     CLASS (NOTE 1)..................................................               N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
     CLASS (NOTE 1)..................................................               N/A              N/A              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL
     CLASS (NOTE 1)..................................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS..................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - TOTAL................................        (1,118,207)        (910,106)     160,799,641
                                                                        ---------------   --------------   --------------
     NET INCREASE (DECREASE) IN NET ASSETS...........................        95,363,719      (20,936,747)     191,050,781
                                                                        ---------------   --------------   --------------
     ENDING NET ASSETS...............................................   $   800,077,699   $  704,713,980   $  725,650,727
                                                                        ===============   ==============   ==============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A.............................................               N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS A.........................................................               N/A              N/A              N/A
   SHARES REDEEMED - CLASS A.........................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS A.........................................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS B.............................................               N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS B.........................................................               N/A              N/A              N/A
   SHARES REDEEMED - CLASS B.........................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS B.........................................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS C.............................................               N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS C.........................................................               N/A              N/A              N/A
   SHARES REDEEMED - CLASS C.........................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS C.........................................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS D.............................................               N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS D.........................................................               N/A              N/A              N/A
   SHARES REDEEMED - CLASS D.........................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS D.........................................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS Z.............................................               N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS Z.........................................................               N/A              N/A              N/A
   SHARES REDEEMED - CLASS Z.........................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS Z.........................................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1)........................         7,238,823          357,977       14,338,380
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1)....................................         1,585,976                0        2,241,616
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1)....................        (8,824,680)        (385,580)     (11,781,338)
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     ADMINISTRATOR CLASS.............................................               119          (27,603)       4,798,658
                                                                        ---------------   --------------   --------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1)........................               N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS (NOTE 1)....................................               N/A              N/A              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1)....................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     INSTITUTIONAL CLASS.............................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM
   CAPITAL SHARE TRANSACTIONS........................................               119          (27,603)       4,798,658
                                                                        ===============   ==============   ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS).....................................................   $             0   $            0   $            0
                                                                        ===============   ==============   ==============

                                                                                      SMALL CAP VALUE FUND
                                                                        -------------------------------------------------
                                                                                FOR THE          FOR THE          FOR THE
                                                                             YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                                            OCTOBER 31,      OCTOBER 31,     DECEMBER 31,
                                                                                   2006             2005             2004
-------------------------------------------------------------------------------------------------------------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL
     CLASS (NOTE 1)..................................................               N/A              N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
     CLASS (NOTE 1)..................................................               N/A              N/A              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL
     CLASS (NOTE 1)..................................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS..................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - TOTAL................................       528,066,303      387,323,792       (3,499,069)
                                                                        ---------------   --------------   --------------
     NET INCREASE (DECREASE) IN NET ASSETS...........................       687,061,001      561,425,267      125,768,956
                                                                        ---------------   --------------   --------------
     ENDING NET ASSETS...............................................   $ 3,500,023,838   $2,812,962,837   $2,251,537,570
                                                                        ===============   ==============   ==============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A.............................................         9,220,790        2,219,513        3,946,949
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS A.........................................................         1,939,872          346,237        2,293,078
   SHARES REDEEMED - CLASS A.........................................       (10,520,984)      (3,595,998)     (10,327,642)
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS A.........................................................           639,678       (1,030,248)      (4,087,615)
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS B.............................................            91,897           53,919          127,051
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS B.........................................................           448,363           78,926          514,591
   SHARES REDEEMED - CLASS B.........................................          (846,539)        (509,915)        (501,970)
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS B.........................................................          (306,279)        (377,070)         139,672
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS C.............................................           271,409          115,719          273,175
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS C.........................................................           440,529           82,360          552,197
   SHARES REDEEMED - CLASS C.........................................          (949,691)        (889,071)      (1,184,664)
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS C.........................................................          (237,753)        (690,992)        (359,292)
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS D.............................................               N/A              N/A             N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS D.........................................................               N/A              N/A             N/A
   SHARES REDEEMED - CLASS D.........................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS D.........................................................               N/A              N/A             N/A
                                                                        ---------------   --------------   --------------
   SHARES SOLD - CLASS Z.............................................        63,651,310       24,271,454       20,439,069
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     CLASS Z.........................................................         6,323,672          847,655        5,026,696
   SHARES REDEEMED - CLASS Z.........................................       (53,258,370)     (10,094,560)     (21,628,099)
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     CLASS Z.........................................................        16,716,612       15,024,549        3,837,666
                                                                        ---------------   --------------   --------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1)........................               N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1)....................................               N/A              N/A              N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1)....................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     ADMINISTRATOR CLASS.............................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1)........................               N/A              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS (NOTE 1)....................................               N/A              N/A              N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1)....................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
     INSTITUTIONAL CLASS.............................................               N/A              N/A              N/A
                                                                        ---------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM
   CAPITAL SHARE TRANSACTIONS........................................        16,812,258       12,926,239         (469,569)
                                                                        ===============   ==============   ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS).....................................................   $   (12,290,437)  $  (10,235,842)  $            0
                                                                        ===============   ==============   ==============

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   NET REALIZED
                                                      BEGINNING         NET                 AND   DISTRIBUTIONS      DISTRIBUTIONS
                                                      NET ASSET  INVESTMENT          UNREALIZED        FROM NET           FROM NET
                                                      VALUE PER      INCOME      GAIN (LOSS) ON      INVESTMENT           REALIZED
                                                          SHARE      (LOSS)         INVESTMENTS          INCOME              GAINS
----------------------------------------------------------------------------------------------------------------------------------
C&B MID CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $20.76        0.05(7)             4.72            0.00              (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............     $18.89       (0.09)               2.54            0.00              (0.58)
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............     $18.52       (0.00)               0.37            0.00               0.00

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $20.57       (0.11)(7)            4.66            0.00              (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............     $18.86       (0.17)               2.46            0.00              (0.58)
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............     $18.52       (0.02)               0.36            0.00               0.00

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $20.57       (0.12)(7)            4.68            0.00              (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............     $18.86       (0.17)               2.46            0.00              (0.58)
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............     $18.52       (0.02)               0.36            0.00               0.00

CLASS D
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $20.79        0.08(7)             4.73            0.00              (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............     $18.89       (0.07)               2.55            0.00              (0.58)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...............     $17.96       (0.01)               1.11           (0.00)             (0.17)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...............     $13.15        0.00                4.83           (0.02)              0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...............     $14.19       (0.01)              (0.19)          (0.04)             (0.80)

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $20.82        0.10(7)             4.75           (0.00)(5)          (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............     $18.90       (0.03)               2.53            0.00              (0.58)
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............     $18.52        0.00                0.38            0.00               0.00

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $20.88        0.16(7)             4.76           (0.04)             (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............     $18.91       (0.02)               2.57            0.00              (0.58)
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............     $18.52        0.02                0.37            0.00               0.00

COMMON STOCK FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $22.97       (0.03)(7)            4.08            0.00              (3.18)
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............     $22.40       (0.11)               1.06            0.00              (0.38)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............     $21.98       (0.14)(7)            2.21            0.00              (1.65)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............     $15.87       (0.10)               6.21            0.00               0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     $19.71       (0.08)(7)           (3.76)           0.00               0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............     $20.15       (0.04)              (0.36)           0.00              (0.04)

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $22.13       (0.20)(7)            3.92            0.00              (3.18)
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............     $21.74       (0.29)               1.06            0.00              (0.38)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............     $21.53       (0.29)(7)            2.15            0.00              (1.65)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............     $15.67       (0.24)               6.10            0.00               0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     $19.62       (0.22)(7)           (3.73)           0.00               0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............     $20.16       (0.09)              (0.41)           0.00              (0.04)

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $22.13       (0.20)(7)            3.92            0.00              (3.18)
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............     $21.73       (0.47)               1.25            0.00              (0.38)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............     $21.53       (0.30)(7)            2.15            0.00              (1.65)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............     $15.68       (0.25)               6.10            0.00               0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     $19.62       (0.22)(7)           (3.72)           0.00               0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............     $20.16       (0.09)              (0.41)           0.00              (0.04)

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $23.25       (0.03)(7)            4.14            0.00              (3.18)
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............     $22.65       (0.07)               1.05            0.00              (0.38)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............     $22.15       (0.08)(7)            2.23            0.00              (1.65)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............     $15.97       (0.09)               6.27            0.00               0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     $19.78       (0.05)(7)           (3.76)           0.00               0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............     $20.16       (0.02)              (0.32)           0.00              (0.04)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------


                                                    DISTRIBUTIONS       ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                     IN EXCESS OF    NET ASSET  -------------------------------------------------
                                                         REALIZED    VALUE PER  NET INVESTMENT       GROSS    EXPENSES        NET
                                                            GAINS        SHARE   INCOME (LOSS)    EXPENSES      WAIVED   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
C&B MID CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $23.79            0.21%       1.40%     (0.02)%      1.38%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............         0.00       $20.76           (0.40)%      1.38%      0.00%       1.38%
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............         0.00       $18.89           (0.18)%      1.41%     (0.01)%      1.40%

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $23.38           (0.54)%      2.15%     (0.02)%      2.13%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............         0.00       $20.57           (1.15)%      2.13%      0.00%       2.13%
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............         0.00       $18.86           (0.95)%      2.16%     (0.01)%      2.15%

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $23.39           (0.55)%      2.15%     (0.02)%      2.13%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............         0.00       $20.57           (1.15)%      2.13%      0.00%       2.13%
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............         0.00       $18.86           (0.98)%      2.16%     (0.01)%      2.15%

CLASS D
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $23.86            0.35%       1.40%     (0.15)%      1.25%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............         0.00       $20.79           (0.27)%      1.37%     (0.12)%      1.25%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...............         0.00       $18.89           (0.08)%      1.19%     (0.04)%      1.15%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...............         0.00       $17.96            0.01%       1.27%      0.00%       1.27%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...............         0.00       $13.15           (0.07)%      1.54%     (0.17)%      1.37%

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $23.93            0.46%       1.22%     (0.07)%      1.15%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............         0.00       $20.82           (0.12)%      1.13%     (0.03)%      1.10%
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............         0.00       $18.90            0.03%       1.17%     (0.02)%      1.15%

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $24.02            0.74%       0.95%     (0.05)%      0.90%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............         0.00       $20.88            0.07%       0.94%     (0.04)%      0.90%
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............         0.00       $18.91            0.40%       0.96%     (0.06)%      0.90%

COMMON STOCK FUND
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $23.84           (0.15)%      1.34%     (0.03)%      1.31%
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............         0.00       $22.97           (0.48)%      1.44%     (0.03)%      1.41%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00       $22.40           (0.62)%      1.58%     (0.04)%      1.54%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00       $21.98           (0.62)%      1.55%     (0.01)%      1.54%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00       $15.87           (0.50)%      1.55%      0.00%       1.55%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00       $19.71           (0.51)%      1.65%     (0.01)%      1.64%

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $22.67           (0.90)%      2.09%     (0.03)%      2.06%
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............         0.00       $22.13           (1.23)%      2.20%     (0.04)%      2.16%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00       $21.74           (1.36)%      2.32%     (0.04)%      2.28%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00       $21.53           (1.41)%      2.35%     (0.01)%      2.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00       $15.67           (1.31)%      2.36%      0.00%       2.36%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00       $19.62           (1.12)%      2.55%     (0.29)%      2.26%

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $22.67           (0.90)%      2.09%     (0.03)%      2.06%
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............         0.00       $22.13           (1.25)%      2.21%     (0.04)%      2.17%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00       $21.73           (1.38)%      2.35%     (0.04)%      2.31%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00       $21.53           (1.41)%      2.35%     (0.01)%      2.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00       $15.68           (1.31)%      2.37%     (0.01)%      2.36%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00       $19.62           (1.09)%      2.39%     (0.16)%      2.23%

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $24.18           (0.13)%      1.51%     (0.22)%      1.29%
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............         0.00       $23.25           (0.38)%      1.47%     (0.16)%      1.31%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00       $22.65           (0.38)%      1.34%     (0.04)%      1.30%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00       $22.15           (0.42)%      1.36%     (0.01)%      1.35%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00       $15.97           (0.28)%      1.34%     (0.01)%      1.33%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00       $19.78           (0.10)%      1.29%      0.00%       1.29%

                                                                        PORTFOLIO     NET ASSETS AT
                                                                TOTAL    TURNOVER     END OF PERIOD
                                                            RETURN(2)     RATE(3)   (000's OMITTED)
---------------------------------------------------------------------------------------------------
C&B MID CAP VALUE FUND
---------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            24.44%         39%      $    41,729
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............            13.13%         30%      $    26,795
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............             2.00%         31%      $     4,938

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            23.53%         39%      $    15,491
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............            12.28%         30%      $    11,429
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............             1.84%         31%      $     2,613

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            23.58%         39%      $    11,523
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............            12.28%         30%      $     6,838
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............             1.84%         31%      $     1,081

CLASS D
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            24.60%         39%      $   611,237
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............            13.29%         30%      $   469,971
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...............             6.18%         31%      $   498,623
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...............            36.76%         18%      $   301,513
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...............            (2.09)%        30%      $    81,390

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            24.79%         39%      $    82,402
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............            13.39%         30%      $   118,690
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............             2.05%         31%      $    81,232

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            25.12%         39%      $    55,799
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ...............            13.71%         30%      $    63,705
JULY 26, 2004(4) TO OCTOBER 31, 2004 ...............             2.11%         31%      $    17,376

COMMON STOCK FUND
---------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            19.11%         56%      $    64,915
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............             4.34%         33%      $    62,462
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............             9.67%         42%      $    73,612
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            38.50%         42%      $    81,068
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............           (19.48)%        65%      $    46,402
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            (1.99)%        89%      $    27,617

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            18.23%         56%      $    34,205
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............             3.63%         33%      $    34,744
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............             8.89%         42%      $    37,908
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            37.40%         42%      $    38,830
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............           (20.13)%        65%      $    24,208
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            (2.48)%        89%      $    15,635

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            18.24%         56%      $    18,885
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............             3.68%         33%      $    20,177
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............             8.84%         42%      $    26,375
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            37.31%         42%      $    34,025
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............           (20.08)%        65%      $    23,137
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            (2.48)%        89%      $    14,603

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            19.14%         56%      $   991,457
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............             4.42%         33%      $ 1,009,088
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............             9.96%         42%      $ 1,162,236
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            38.70%         42%      $ 1,437,055
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............           (19.26)%        65%      $ 1,362,540
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            (1.70)%        89%      $ 1,702,628

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   NET REALIZED
                                                      BEGINNING         NET                 AND   DISTRIBUTIONS      DISTRIBUTIONS
                                                      NET ASSET  INVESTMENT          UNREALIZED        FROM NET           FROM NET
                                                      VALUE PER      INCOME      GAIN (LOSS) ON      INVESTMENT           REALIZED
                                                          SHARE      (LOSS)         INVESTMENTS          INCOME              GAINS
----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $ 6.37       (0.05)               0.92            0.00              (0.55)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............     $ 6.50        0.00(7)            (0.13)           0.00               0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............     $ 5.84       (0.07)(7)            1.16            0.00              (0.43)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............     $ 5.09        0.02                0.73            0.00               0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............     $ 4.77       (0.05)               0.37            0.00               0.00
JULY 1, 2002 TO JUNE 30, 2003 ......................     $ 4.82       (0.02)              (0.03)           0.00               0.00
JULY 1, 2001 TO JUNE 30, 2002 ......................     $ 7.27       (0.05)              (1.78)           0.00              (0.62)

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $ 6.13       (0.11)               0.90            0.00              (0.55)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............     $ 6.26       (0.01)(7)           (0.12)           0.00               0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............     $ 5.68       (0.12)(7)            1.13            0.00              (0.43)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............     $ 4.99        0.06                0.63            0.00               0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............     $ 4.68       (0.06)               0.37            0.00               0.00
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................     $ 4.67        0.01                0.00            0.00               0.00

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $ 6.13       (0.09)               0.87            0.00              (0.55)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............     $ 6.26       (0.01)(7)           (0.12)           0.00               0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............     $ 5.68       (0.12)(7)            1.13            0.00              (0.43)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............     $ 4.98        0.07                0.63            0.00               0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............     $ 4.68       (0.06)               0.36            0.00               0.00
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................     $ 4.67        0.01                0.00            0.00               0.00

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $ 6.37       (0.07)               0.92            0.00              (0.55)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............     $ 6.50       (0.01)(7)           (0.12)           0.00               0.00
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 ............     $ 5.95       (0.05)(7)            0.60            0.00               0.00

SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $12.19       (0.16)               2.93            0.00              (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............     $12.53       (0.02)              (0.32)           0.00               0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............     $10.67       (0.13)(7)            2.18            0.00              (0.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............     $ 9.44       (0.23)               1.46            0.00               0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............     $ 8.93       (0.02)               0.53            0.00               0.00
JULY 1, 2002 TO JUNE 30, 2003 ......................     $ 8.61       (0.07)               0.39            0.00               0.00
JULY 1, 2001 TO JUNE 30, 2002 ......................     $11.85       (0.07)              (3.08)           0.00              (0.09)

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $11.97       (0.28)               2.89            0.00              (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............     $12.31       (0.02)              (0.32)           0.00               0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............     $10.57       (0.22)(7)            2.15            0.00              (0.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............     $ 9.41       (0.25)               1.41            0.00               0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............     $ 8.93       (0.04)               0.52            0.00               0.00
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................     $ 8.88       (0.01)               0.06            0.00               0.00

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $11.98       (0.25)               2.86            0.00              (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............     $12.33       (0.02)              (0.33)           0.00               0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............     $10.58       (0.22)(7)            2.16            0.00              (0.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............     $ 9.42       (0.22)               1.38            0.00               0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............     $ 8.93       (0.02)               0.51            0.00               0.00
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................     $ 8.88       (0.01)               0.06            0.00               0.00

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $12.18       (0.19)               2.93            0.00              (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............     $12.52       (0.01)              (0.33)           0.00               0.00
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 ............     $11.06       (0.07)(7)            1.53            0.00               0.00

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $12.24       (0.13)               2.94            0.00              (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............     $12.59       (0.01)              (0.34)           0.00               0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............     $10.70       (0.11)(7)            2.19            0.00              (0.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............     $ 9.44       (0.21)               1.47            0.00               0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............     $ 8.94       (0.02)               0.52            0.00               0.00
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................     $ 8.88        0.00                0.06            0.00               0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------


                                                    DISTRIBUTIONS       ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                     IN EXCESS OF    NET ASSET  --------------------------------------------------
                                                         REALIZED    VALUE PER  NET INVESTMENT       GROSS    EXPENSES         NET
                                                            GAINS        SHARE   INCOME (LOSS)    EXPENSES      WAIVED    EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $  6.69          (0.69)%       1.48%      (0.08)%      1.40%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............         0.00      $  6.37          (0.96)%       1.41%      (0.01)%      1.40%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............         0.00      $  6.50          (1.19)%       1.42%      (0.01)%      1.41%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............         0.00      $  5.84          (0.44)%       1.50%      (0.07)%      1.43%
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............         0.00      $  5.09          (1.03)%       1.42%       0.00%       1.42%
JULY 1, 2002 TO JUNE 30, 2003.......................         0.00      $  4.77          (0.65)%       1.86%      (0.37)%      1.49%
JULY 1, 2001 TO JUNE 30, 2002.......................         0.00      $  4.82          (0.80)%       3.10%      (1.60)%      1.50%

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $  6.37          (1.43)%       2.23%      (0.08)%      2.15%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............         0.00      $  6.13          (1.71)%       2.16%      (0.01)%      2.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............         0.00      $  6.26          (2.00)%       2.17%      (0.01)%      2.16%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............         0.00      $  5.68          (0.64)%       2.26%      (0.08)%      2.18%
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............         0.00      $  4.99          (1.78)%       2.17%       0.00%       2.17%
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................         0.00      $  4.68           3.82%        2.22%      (0.08)%      2.14%

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $  6.36          (1.45)%       2.23%      (0.08)%      2.15%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............         0.00      $  6.13          (1.71)%       2.16%      (0.01)%      2.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............         0.00      $  6.26          (2.00)%       2.17%      (0.01)%      2.16%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............         0.00      $  5.68          (0.70)%       2.26%      (0.08)%      2.18%
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............         0.00      $  4.98          (1.78)%       2.17%       0.00%       2.17%
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................         0.00      $  4.68           4.05%        2.22%      (0.10)%      2.12%

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $  6.67          (0.84)%       1.65%      (0.08)%      1.57%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............         0.00      $  6.37          (1.13)%       1.58%      (0.01)%      1.57%
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 ............         0.00      $  6.50          (1.69)%       1.56%      (0.01)%      1.55%

SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $ 14.03          (1.15)%       1.61%      (0.21)%      1.40%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............         0.00      $ 12.19          (1.27)%       1.56%      (0.16)%      1.40%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............         0.00      $ 12.53          (1.14)%       1.58%      (0.18)%      1.40%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............         0.00      $ 10.67          (1.08)%       1.69%      (0.29)%      1.40%
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............         0.00      $  9.44          (1.13)%       1.69%      (0.29)%      1.40%
JULY 1, 2002 TO JUNE 30, 2003.......................         0.00      $  8.93          (1.06)%       1.53%      (0.13)%      1.40%
JULY 1, 2001 TO JUNE 30, 2002.......................         0.00      $  8.61          (0.68)%       1.51%      (0.11)%      1.40%

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $ 13.65          (1.90)%       2.36%      (0.21)%      2.15%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............         0.00      $ 11.97          (2.02)%       2.31%      (0.16)%      2.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............         0.00      $ 12.31          (1.90)%       2.31%      (0.16)%      2.15%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............         0.00      $ 10.57          (1.86)%       2.48%      (0.33)%      2.15%
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............         0.00      $  9.41          (1.88)%       2.43%      (0.28)%      2.15%
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................         0.00      $  8.93          (1.06)%       2.28%      (0.13)%      2.15%

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $ 13.66          (1.90)%       2.36%      (0.21)%      2.15%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............         0.00      $ 11.98          (2.02)%       2.31%      (0.16)%      2.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............         0.00      $ 12.33          (1.90)%       2.31%      (0.16)%      2.15%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............         0.00      $ 10.58          (1.86)%       2.48%      (0.33)%      2.15%
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............         0.00      $  9.42          (1.91)%       2.47%      (0.32)%      2.15%
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................         0.00      $  8.93          (1.06)%       2.28%      (0.13)%      2.15%

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $ 13.99          (1.32)%       1.78%      (0.21)%      1.57%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............         0.00      $ 12.18          (1.44)%       1.73%      (0.16)%      1.57%
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 ............         0.00      $ 12.52          (1.33)%       1.72%      (0.15)%      1.57%

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $ 14.12          (0.95)%       1.43%      (0.23)%      1.20%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............         0.00      $ 12.24          (1.07)%       1.38%      (0.18)%      1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............         0.00      $ 12.59          (0.94)%       1.37%      (0.17)%      1.20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............         0.00      $ 10.70          (1.20)%       1.54%      (0.34)%      1.20%
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............         0.00      $  9.44          (0.99)%       1.46%      (0.26)%      1.20%
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................         0.00      $  8.94          (1.06)%       1.28%      (0.08)%      1.20%

                                                                        PORTFOLIO     NET ASSETS AT
                                                                TOTAL    TURNOVER     END OF PERIOD
                                                            RETURN(2)     RATE(3)   (000's OMITTED)
---------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
---------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            14.38%        123%        $ 103,816
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............            (2.00)%        13%        $ 107,706
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............            19.17%        143%        $ 111,103
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............            14.73%        180%        $  93,024
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............             6.71%         55%        $  87,980
JULY 1, 2002 TO JUNE 30, 2003.......................            (1.04)%       142%        $  85,320
JULY 1, 2001 TO JUNE 30, 2002.......................           (26.49)%       143%        $  98,526

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            13.58%        123%        $   7,482
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............            (2.08)%        13%        $   8,355
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............            18.25%        143%        $   8,829
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............            13.83%        180%        $   6,877
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............             6.62%         55%        $   5,216
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................             0.21%        142%        $   4,599

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            13.40%        123%        $   1,950
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............            (2.08)%        13%        $   1,648
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............            18.25%        143%        $   1,657
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............            14.06%        180%        $   1,034
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............             6.41%         55%        $     607
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................             0.21%        142%        $     493

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            14.05%        123%        $  37,968
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............            (2.00)%        13%        $  50,319
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 ............             9.24%        143%        $  52,005

SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            23.82%        142%        $ 110,813
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............            (2.71)%        10%        $  98,728
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............            19.31%        149%        $ 102,926
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............            13.03%        171%        $  43,192
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............             5.71%         47%        $  83,152
JULY 1, 2002 TO JUNE 30, 2003.......................             3.72%        169%        $  52,891
JULY 1, 2001 TO JUNE 30, 2002.......................           (26.68)%       152%        $  46,707

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            22.86%        142%        $  20,226
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............            (2.76)%        10%        $  20,966
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............            18.46%        149%        $  21,940
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............            12.22%        171%        $     702
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............             5.38%         47%        $     114
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................             0.56%        169%        $      30

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            22.84%        142%        $   6,543
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............            (2.84)%        10%        $   6,008
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............            18.42%        149%        $   6,271
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............            12.31%        171%        $     201
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............             5.49%         47%        $      82
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................             0.56%        169%        $      11

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            23.59%        142%        $  37,082
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............            (2.72)%        10%        $  35,304
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 ............            13.20%        149%        $  37,511

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            24.07%        142%        $  62,302
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............            (2.78)%        10%        $  53,953
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............            19.54%        149%        $  55,961
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............            13.35%        171%        $  33,309
JULY 1, 2003 TO SEPTEMBER 30, 2003(8) ..............             5.59%         47%        $     335
JUNE 9, 2003(4) TO JUNE 30, 2003 ...................             0.67%        169%        $      14

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      NET REALIZED
                                                      BEGINNING         NET                    AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                      NET ASSET  INVESTMENT             UNREALIZED        FROM NET        FROM NET
                                                      VALUE PER      INCOME         GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                          SHARE      (LOSS)            INVESTMENTS          INCOME           GAINS
----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND (CONTINUED)
INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $12.26       (0.11)                  2.97            0.00           (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............     $12.61       (0.01)                 (0.34)           0.00            0.00
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 ............     $11.10       (0.04)(7)               1.55            0.00            0.00

SMALL CAP OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $33.97       (0.04)                  7.30            0.00           (2.67)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............     $34.93       (0.01)                 (0.95)           0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............     $33.46       (0.09)                  6.05            0.00           (4.49)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............     $27.57       (0.08)                  6.93            0.00           (0.96)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..............     $22.70       (0.13)                  6.32            0.00           (1.32)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..............     $26.49       (0.22)                 (2.05)           0.00           (1.52)

SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $31.17       (0.04)                  4.61            0.00           (3.11)
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............     $29.19       (0.18)                  2.67            0.00           (0.51)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............     $27.40       (0.27)(7)               5.51            0.00           (3.45)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............     $18.92       (0.12)(7)               9.26           (0.01)          (0.65)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     $20.17        0.03(7)               (1.28)           0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............     $17.17       (0.14)(7)               3.18            0.00           (0.04)

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $29.92       (0.35)                  4.50            0.00           (3.11)
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............     $28.21       (0.40)                  2.62            0.00           (0.51)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............     $26.79       (0.47)(7)               5.34            0.00           (3.45)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............     $18.66       (0.29)(7)               9.08           (0.01)          (0.65)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     $20.05       (0.14)(7)              (1.25)           0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............     $17.16       (0.25)(7)               3.18            0.00           (0.04)

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $29.99       (0.34)                  4.49            0.00           (3.11)
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............     $28.27       (0.44)                  2.67            0.00           (0.51)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............     $26.83       (0.47)(7)               5.36            0.00           (3.45)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............     $18.68       (0.28)(7)               9.09           (0.01)          (0.65)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     $20.07       (0.13)(7)              (1.26)           0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............     $17.17       (0.24)(7)               3.18            0.00           (0.04)

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............     $31.45       (0.02)                  4.66            0.00           (3.11)
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............     $29.40       (0.15)                  2.71            0.00           (0.51)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............     $27.53       (0.22)(7)               5.54            0.00           (3.45)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............     $18.98       (0.09)(7)               9.30           (0.01)          (0.65)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     $20.22        0.04(7)               (1.28)           0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............     $17.17       (0.08)(7)               3.17            0.00           (0.04)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------


                                                    DISTRIBUTIONS       ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                     IN EXCESS OF    NET ASSET  --------------------------------------------------
                                                         REALIZED    VALUE PER  NET INVESTMENT       GROSS    EXPENSES         NET
                                                            GAINS        SHARE   INCOME (LOSS)    EXPENSES      WAIVED    EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND (CONTINUED)
INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $14.19           (0.64)%      1.16%      (0.26)%      0.90%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............         0.00       $12.26           (0.77)%      1.11%      (0.21)%      0.90%
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 ............         0.00       $12.61           (0.65)%      1.15%      (0.23)%      0.92%

SMALL CAP OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $38.56           (0.11)%      1.34%      (0.14)%      1.20%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............         0.00       $33.97           (0.35)%      1.33%      (0.13)%      1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............         0.00       $34.93           (0.28)%      1.29%      (0.09)%      1.20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............         0.00       $33.46           (0.27)%      1.30%      (0.10)%      1.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..............         0.00       $27.57           (0.57)%      1.31%      (0.11)%      1.20%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..............         0.00       $22.70           (0.81)%      1.27%      (0.02)%      1.25%

SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $32.63           (0.15)%      1.44%      (0.01)%      1.43%
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............         0.00       $31.17           (0.70)%      1.50%      (0.03)%      1.47%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00       $29.19           (0.96)%      1.57%      (0.04)%      1.53%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00       $27.40           (0.55)%      1.56%      (0.02)%      1.54%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00       $18.92            0.14%       1.58%      (0.01)%      1.57%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00       $20.17           (0.73)%      1.60%      (0.01)%      1.59%

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $30.96           (0.91)%      2.19%      (0.01)%      2.18%
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............         0.00       $29.92           (1.46)%      2.26%      (0.02)%      2.24%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00       $28.21           (1.71)%      2.33%      (0.05)%      2.28%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00       $26.79           (1.37)%      2.36%      (0.01)%      2.35%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00       $18.66           (0.69)%      2.41%      (0.01)%      2.40%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00       $20.05           (1.40)%      2.50%      (0.23)%      2.27%

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $31.03           (0.91)%      2.19%      (0.01)%      2.18%
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............         0.00       $29.99           (1.46)%      2.26%      (0.02)%      2.24%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00       $28.27           (1.71)%      2.34%      (0.05)%      2.29%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00       $26.83           (1.32)%      2.34%      (0.02)%      2.32%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00       $18.68           (0.64)%      2.38%      (0.01)%      2.37%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00       $20.07           (1.38)%      2.39%      (0.15)%      2.24%

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00       $32.98           (0.05)%      1.61%      (0.25)%      1.36%
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............         0.00       $31.45           (0.57)%      1.58%      (0.24)%      1.34%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00       $29.40           (0.79)%      1.40%      (0.04)%      1.36%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00       $27.53           (0.41)%      1.42%      (0.02)%      1.40%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00       $18.98            0.21%       1.49%      (0.01)%      1.48%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00       $20.22           (0.48)%      1.41%       0.00%       1.41%

                                                                        PORTFOLIO     NET ASSETS AT
                                                                TOTAL    TURNOVER     END OF PERIOD
                                                            RETURN(2)     RATE(3)   (000's OMITTED)
---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND (CONTINUED)
INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            24.46%        142%      $    55,921
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............            (2.78)%        10%      $    31,430
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 ............            13.60%        149%      $    31,416

SMALL CAP OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            22.57%         79%      $   800,078
OCTOBER 1, 2005 TO OCTOBER 31, 2005(6) .............            (2.78)%         7%      $   704,714
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..............            18.76%        107%      $   725,651
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..............            25.25%        113%      $   534,600
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..............            28.47%        152%      $   381,786
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..............            (9.81)%        97%      $   294,880

SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------
CLASS A
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            15.44%         33%      $   656,151
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............             8.66%         33%      $   606,811
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............            19.89%         34%      $   598,226
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            48.49%         30%      $   673,580
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............            (6.20)%        28%      $   334,669
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            17.70%         42%      $   169,000

CLASS B
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            14.61%         33%      $   128,970
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............             7.99%         33%      $   133,825
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............            18.95%         34%      $   136,825
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            47.28%         30%      $   126,152
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............            (6.93)%        28%      $    75,782
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            17.07%         42%      $    40,446

CLASS C
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            14.57%         33%      $   143,872
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............             8.01%         33%      $   146,162
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............            19.00%         34%      $   157,329
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            47.34%         30%      $   158,942
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............            (6.93)%        28%      $    98,122
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            17.12%         42%      $    38,248

CLASS Z
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            15.53%         33%      $ 2,571,031
JANUARY 1, 2005 TO OCTOBER 31, 2005(9) .............             8.83%         33%      $ 1,926,165
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............            20.09%         34%      $ 1,359,158
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            48.70%         30%      $ 1,167,094
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............            (6.13)%        28%      $   658,718
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            17.99%         42%      $   541,384

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED AS INDICATED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS
      (NOTE 3).

(2) TOTAL RETURN CALCULATIONS DO NOT INCLUDE ANY SALES CHARGES, AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. PORTFOLIO TURNOVER RATES PRESENTED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(4)   COMMENCEMENT OF OPERATIONS.

(5)   AMOUNT CALCULATED IS LESS THAN $0.005.

(6)   THE FUND CHANGED ITS YEAR END FROM SEPTEMBER 30 TO OCTOBER 31.

(7)   CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.

(8)   THE FUND CHANGED ITS YEAR END FROM JUNE 30 TO SEPTEMBER 30.

(9)   THE FUND CHANGED ITS YEAR END FROM DECEMBER 31 TO OCTOBER 31.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at October 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the C&B Mid Cap Value Fund, Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Opportunities Fund, and Small Cap Value Fund. Each Fund is a diversified series of the Trust.

      On February 3, 2004, the Board of Trustees of the Trust and on February 18, 2004, the Board of Trustees of the Cooke & Bieler Funds approved an Agreement and Plan of Reorganization of the Cooke & Bieler Portfolios (C&B Portfolios) into certain of the Funds. Effective at the close of business on July 23, 2004, the Wells Fargo C&B Mid Cap Value Fund acquired all of the net assets of the C&B Mid Cap Value Portfolio.

      Effective April 11, 2005, the Wells Fargo C&B Mid Cap Value Fund changed its name to WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND. Also at this time, the Institutional Class changed its name to Administrator Class and the Select Class changed its name to Institutional Class.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                   Before Reorganization             After Reorganization
                          ----------------------------------------   ---------------------
                            Target Fund           Target Fund           Acquiring Fund
                          Strong Multi Cap      Strong Adviser       WELLS FARGO ADVANTAGE
Fund                         Value Fund      Small Cap Value Fund*   SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------
SHARES:
------------------------------------------------------------------------------------------
CLASS A                             N/A             20,608,712              20,608,712
------------------------------------------------------------------------------------------
CLASS B                             N/A              4,814,191               4,814,191
------------------------------------------------------------------------------------------
CLASS C                             N/A              5,379,694               5,379,694
------------------------------------------------------------------------------------------
CLASS Z(1)                          N/A             50,490,877              57,882,562
------------------------------------------------------------------------------------------
INVESTOR CLASS                3,363,000                    N/A                     N/A
------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------
CLASS A                             N/A      $     593,375,054       $     593,375,054
------------------------------------------------------------------------------------------
CLASS B                             N/A            133,618,121             133,618,121
------------------------------------------------------------------------------------------
CLASS C                             N/A            149,639,652             149,639,652
------------------------------------------------------------------------------------------
CLASS Z(1)                          N/A          1,465,672,826           1,680,242,135
------------------------------------------------------------------------------------------
INVESTOR CLASS            $ 214,569,309                    N/A                     N/A
------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION
(DEPRECIATION)            $  30,953,675      $     734,339,679       $     765,293,354
------------------------------------------------------------------------------------------
ACCUMULATED NET REALIZED
GAIN (LOSS)               $(103,484,799)     $     (21,857,714)      $    (125,342,513)

*     Designates the accounting survivor.

(1) Effective at the close of business on April 8, 2005, the Investor Class of the Strong Multi Cap Value Fund merged into Class Z of the Wells Fargo Advantage Small Cap Value Fund.

                                   Before Reorganization             After Reorganization
                          ----------------------------------------   ---------------------
                            Target Fund
                           Strong Advisor       Acquiring Fund
                           Mid Cap Growth   Wells Fargo Montgomery   WELLS FARGO ADVANTAGE
Fund                            Fund         Mid Cap Growth Fund*     MID CAP GROWTH FUND
------------------------------------------------------------------------------------------
SHARES:
------------------------------------------------------------------------------------------
CLASS A                         725,659             16,436,829              18,148,827
------------------------------------------------------------------------------------------
CLASS B                         215,544              1,238,551               1,749,282
------------------------------------------------------------------------------------------
CLASS C                          41,024                195,660                 292,870
------------------------------------------------------------------------------------------
CLASS Z                       3,780,760                    N/A               8,884,546
------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                   Before Reorganization             After Reorganization
                          ----------------------------------------   ---------------------
                            Target Fund
                           Strong Advisor       Acquiring Fund*
                           Mid Cap Growth   Wells Fargo Montgomery   WELLS FARGO ADVANTAGE
Fund                            Fund         Mid Cap Growth Fund      MID CAP GROWTH FUND
------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------
CLASS A                   $  10,187,292         $   97,807,793         $   107,995,085
------------------------------------------------------------------------------------------
Class B                       2,935,837              7,119,503              10,055,340
------------------------------------------------------------------------------------------
CLASS C                         558,878              1,124,891               1,683,769
------------------------------------------------------------------------------------------
CLASS Z                      52,867,733                    N/A              52,867,733
------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION
(DEPRECIATION)            $   5,514,625         $    8,140,370         $    13,654,995
------------------------------------------------------------------------------------------
ACCUMULATED NET REALIZED
GAIN (LOSS)               $ (94,868,178)        $   11,927,949         $   (82,940,229)
------------------------------------------------------------------------------------------

*     Designates the accounting survivor.

                                                 Before Reorganization                          After Reorganization
                           ------------------------------------------------------------------   --------------------
                             Target Fund      Target Fund     Target Fund     Acquiring Fund        WELLS FARGO
                           Strong Advisor     Strong U.S.     Wells Fargo       Wells Fargo          ADVANTAGE
                           U.S. Small/Mid      Emerging        Small Cap        Montgomery           SMALL CAP
Fund                       Cap Growth Fund    Growth Fund     Growth Fund     Small Cap Fund*       GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
SHARES:
--------------------------------------------------------------------------------------------------------------------
CLASS A                         215,106               N/A        3,710,344        3,745,033          9,149,010
--------------------------------------------------------------------------------------------------------------------
CLASS B                         126,310               N/A        1,341,658           73,633          1,981,250
--------------------------------------------------------------------------------------------------------------------
CLASS C                          82,376               N/A          365,224           17,611            574,959
--------------------------------------------------------------------------------------------------------------------
CLASS Z(1)                          N/A               N/A              N/A              N/A          4,487,995
--------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS(2)              N/A               N/A              N/A              N/A          7,982,229
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS                 N/A               N/A        2,176,739        4,840,133                N/A
--------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                      N/A         3,440,348              N/A              N/A                N/A
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
CLASS A                    $  1,912,279               N/A    $  57,867,223    $  41,428,048     $  101,207,550
--------------------------------------------------------------------------------------------------------------------
CLASS B                       1,122,425               N/A       19,683,174          803,089         21,608,688
--------------------------------------------------------------------------------------------------------------------
CLASS C                         732,892               N/A        5,352,383          192,286          6,277,561
--------------------------------------------------------------------------------------------------------------------
CLASS Z(1)                          N/A               N/A              N/A              N/A         49,646,787
--------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS(2)              N/A               N/A              N/A              N/A         88,601,554
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS                 N/A               N/A       34,876,794       53,724,760                N/A
--------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                      N/A      $ 49,646,787              N/A              N/A                N/A
--------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION
(DEPRECIATION)             $   (173,437)     $ (1,522,063)   $   5,798,208    $   3,385,469     $    7,488,177
--------------------------------------------------------------------------------------------------------------------
ACCUMULATED NET REALIZED
GAIN (LOSS)                $    508,471      $(27,615,973)   $(288,219,549)   $   4,550,952     $ (310,776,099)

*     Designates the accounting survivor.

(1) Effective at the close of business on April 8, 2005, Investor Class of the Strong U.S. Emerging Growth Fund merged into Class Z of WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND.

(2) Effective at the close of business on April 8, 2005, Institutional Class of the Wells Fargo Small Cap Growth Fund merged into Institutional class of the Wells Fargo Montgomery Small Cap Fund and then the Fund and its class were renamed the Administrator Class of the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND.

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund"), by share class, acquired substantially all of the net assets of the following Target Fund ("Target Fund") through a tax-free exchange under section 368 of the Internal Revenue Code.

Acquiring Fund                                       Target Fund
-----------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS A    STRONG ADVISER COMMON STOCK FUND - CLASS A
WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS B    STRONG ADVISER COMMON STOCK FUND - CLASS B
WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS C    STRONG ADVISER COMMON STOCK FUND - CLASS C
WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS Z    STRONG ADVISER COMMON STOCK FUND - CLASS Z
-----------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign security as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent a focus in such investment.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

AFFILIATE SECURITIES

      An affiliate company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies that are affiliates of a Fund at period-end are noted in the Fund's Portfolio of Investments. The following positions were held by the Small Cap Value Fund at October 31, 2006:

                                                                          Market         Unrealized    Dividend  % of Shares
Security Name                              Quantity        Cost           Value          Gain/Loss      Income   Outstanding
-----------------------------------------------------------------------------------------------------------------------------
Apex Silver Mines Limited                  4,375,880   $  59,149,843   $  69,138,904   $   9,989,061      $0         7.49
-----------------------------------------------------------------------------------------------------------------------------
Bakers Footwear Group Incorporated           714,100       9,705,568      10,675,795         970,227       0        11.00
-----------------------------------------------------------------------------------------------------------------------------
China Grentech Corporation Limited ADR     1,319,690      16,137,419      18,475,660       2,338,241       0         5.28
-----------------------------------------------------------------------------------------------------------------------------
Constar International Incorporated           743,000       7,109,625       5,193,570      (1,916,055)      0         5.90
-----------------------------------------------------------------------------------------------------------------------------
Covenant Transport Incorporated Class A      878,700      14,947,987      10,974,963      (3,973,024)      0         6.28
-----------------------------------------------------------------------------------------------------------------------------
Cray Incorporated                          2,034,983      22,717,833      18,813,418      (3,904,415)      0         8.80
-----------------------------------------------------------------------------------------------------------------------------
CV Therapeutics Incorporated               3,387,100      61,654,395      43,862,945     (17,791,450)      0         7.31
-----------------------------------------------------------------------------------------------------------------------------
Gentiva Health Services Incorporated       1,507,338      23,699,152      27,961,120       4,261,968       0         5.68
-----------------------------------------------------------------------------------------------------------------------------
Geo Group Incorporated                     1,569,460      18,771,930      59,639,480      40,867,550       0         8.07
-----------------------------------------------------------------------------------------------------------------------------
Global Industries Limited                 10,465,690      88,487,485     173,730,454      85,242,969       0         9.02
-----------------------------------------------------------------------------------------------------------------------------
GrafTech International Limited             5,280,330      41,914,451      31,945,997      (9,968,455)      0         5.23
-----------------------------------------------------------------------------------------------------------------------------
Intertape Polymer Group Incorporated       4,539,470      37,131,805      26,465,110     (10,666,695)      0        11.08
-----------------------------------------------------------------------------------------------------------------------------
Layne Christensen Company                    920,914       9,551,533      27,139,336      17,587,803       0         6.01
-----------------------------------------------------------------------------------------------------------------------------
Lightbridge Incorporated                   2,719,700      22,105,552      31,439,732       9,334,180       0         9.96
-----------------------------------------------------------------------------------------------------------------------------
McMoRan Exploration Company                2,425,520      33,623,890      36,673,862       3,049,972       0         8.57
-----------------------------------------------------------------------------------------------------------------------------
Newpark Resources Incorporated             5,338,570      30,759,906      31,390,792         630,886       0         5.97
-----------------------------------------------------------------------------------------------------------------------------
Orasure Technologies Incorporated          3,700,300      30,815,996      28,714,328      (2,101,668)      0         8.06
-----------------------------------------------------------------------------------------------------------------------------
OSI Systems Incorporated                   1,109,050      19,259,503      22,957,335       3,697,832       0         6.64
-----------------------------------------------------------------------------------------------------------------------------
PHI Incorporated (Non-Voting)                694,373      16,269,600      22,018,568       5,748,968       0        24.34
-----------------------------------------------------------------------------------------------------------------------------
Progressive Gaming International
Corporation                                1,948,100      15,363,430      14,883,484        (479,946)      0         5.63
-----------------------------------------------------------------------------------------------------------------------------
Randgold Resources Limited ADR             4,463,200      61,480,629     101,180,744      39,700,115       0         6.56
-----------------------------------------------------------------------------------------------------------------------------
Tier Technologies Incorporated Class B     1,169,147       8,685,867       8,008,657        (677,210)      0         5.74
-----------------------------------------------------------------------------------------------------------------------------
US Concrete Incorporated                   2,824,200      20,877,942      17,848,944      (3,028,998)      0         7.30
-----------------------------------------------------------------------------------------------------------------------------
Vignette Corporation                       1,762,500      23,607,165      28,728,750       5,121,585       0         5.86
-----------------------------------------------------------------------------------------------------------------------------
Webco Industries Incorporated                 99,270       5,717,635       7,743,021       2,025,386       0        13.96
-----------------------------------------------------------------------------------------------------------------------------
Willbros Group Incorporated                1,304,610      16,852,107      20,025,764       3,173,657       0         6.01

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At October 31, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                               Undistributed Net    Undistributed Net Realized
Fund                           Investment Income            Gain/Loss            Paid-in Capital
------------------------------------------------------------------------------------------------
C&B MIDCAP VALUE FUND          $       8,002        $          (8,002)           $          0
------------------------------------------------------------------------------------------------
COMMON STOCK FUND                    (14,610)                  13,846                    (764)
------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND                1,320,040               (1,320,196)                    156
------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND              3,063,677               (3,063,677)                      0
------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND         811,064                 (811,064)                      0
------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND               2,798,558                  288,918              (3,087,476)

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at October 31, 2006.

      At October 31, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

Fund                           Year Expires       Capital Loss Carryforwards
----------------------------------------------------------------------------
MID CAP GROWTH FUND                2007                 $    5,357,254
----------------------------------------------------------------------------
                                   2008                      3,028,013
----------------------------------------------------------------------------
                                   2009                        560,633
----------------------------------------------------------------------------
SMALL CAP GROWTH FUND              2007                        748,946
----------------------------------------------------------------------------
                                   2008                     13,314,868
----------------------------------------------------------------------------
                                   2009                      4,946,742
----------------------------------------------------------------------------
SMALL CAP VALUE FUND               2009                      5,004,919
----------------------------------------------------------------------------
                                   2010                     31,042,725
----------------------------------------------------------------------------
                                   2011                      1,040,222
----------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. Government securities is remarked back to 102% only if the given collateral falls below 100% of the market value of securities loaned plus any accrual interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at October 31, 2006 are shown on the Statements of Assets and Liabilities.

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

      As of October 31, 2006, the following Funds had open swap contracts:

                    Swap           Notional           Interest Rate/         Interest Rate/    Maturity    Net Unrealized
Fund            Counter Party     Principal           Index Received           Index Paid        Date       Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK   Lehman Brothers   $  4,410,016        Notional Amount          Market Value    04/18/2007   $   (76,640)
                   Finance                         x (3 Month USD Libor       Appreciation
                                                 less 35 bps) plus Market    on Customized
                                                  Value Depreciation on       Stock Index*
                                                 Customized Stock Index*
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK   Lehman Brothers   $  5,801,586        Notional Amount          Market Value    06/05/2007       (61,086)
                   Finance                         x (3 Month USD Libor       Appreciation
                                                 less 35 bps) plus Market    on Customized
                                                  Value Depreciation on       Stock Index*
                                                 Customized Stock Index*
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK   Lehman Brothers   $ 12,476,428        Notional Amount          Market Value    06/04/2007     1,950,786
                   Finance                         x (3 Month USD Libor       Appreciation
                                                 plus 30 bps) plus Market    on Customized
                                                  Value Depreciation on      Stock Index**
                                                 Customized Stock Index**
-------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                    Swap           Notional           Interest Rate/         Interest Rate/    Maturity    Net Unrealized
Fund            Counter Party     Principal           Index Received           Index Paid        Date        Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK   Lehman Brothers   $  9,956,370        Notional Amount          Market Value    10/29/2007   $     6,049
                   Finance                         x (3 Month USD Libor       Appreciation
                                                 Plus 30 bps) plus Market    on Customized
                                                  Value Depreciation on      Stock Index***
                                                 Customized Stock Index***
-------------------------------------------------------------------------------------------------------------------------

  * Customized Stock Index consists of the following basket of common stocks valued as of October 31, 2006: Apache Corporation and EOG Resources Incorporated.

 ** Customized Stock Index consists of the following basket of common stocks valued as of October 31, 2006: Burlington Northern Santa Fe Corp, CSX Corporation, Kansas City Southern, Norfolk Southern Corporation and Union Pacific Corporation.

*** Customized Stock Index consists of the following basket of common stocks valued as of October 31, 2006: Rio Tinto plc, Phelps Dodge Corporation and BHP Billiton Limited.

WRITTEN OPTIONS

      An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

      Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

      Written options transactions during the year ended October 31, 2006, were as follows:

                                                Common Stock Fund          Small Cap Value Fund
                                             ------------------------   ----------------------------
                                                           Premiums                     Premiums
Call Options Written                         Contracts     Received      Contracts      Received
----------------------------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                     0     $         0      (121,471)   $ (37,351,285)
----------------------------------------------------------------------------------------------------
OPTIONS WRITTEN                               (7,380)     (2,850,412)   (1,164,827)    (474,344,209)
----------------------------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS     3,800       2,023,838     1,013,911      401,359,149
----------------------------------------------------------------------------------------------------
OPTIONS EXPIRED                                1,750         441,676        51,719        8,701,983
----------------------------------------------------------------------------------------------------
OPTIONS SPLIT                                      0               0        (6,737)               0
----------------------------------------------------------------------------------------------------
OPTIONS EXERCISED                                  0               0        35,724       15,956,080
----------------------------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                      (1,830)    $  (384,898)     (191,681)   $ (85,678,282)
----------------------------------------------------------------------------------------------------

                                                                           Small Cap Value Fund
                                                                        ----------------------------
                                                                                        Premiums
Put Options Written                                                      Contracts      Received
----------------------------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                                                (500)   $    (138,495)
----------------------------------------------------------------------------------------------------
OPTIONS WRITTEN                                                                  0                0
----------------------------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS                                     500          138,495
----------------------------------------------------------------------------------------------------
OPTIONS EXPIRED                                                                  0                0
----------------------------------------------------------------------------------------------------
OPTIONS SPLIT                                                                    0                0
----------------------------------------------------------------------------------------------------
OPTIONS EXERCISED                                                                0                0
----------------------------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                                                         0    $           0
----------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                                        Subadvisory
                                                                                                                        Fees* (% of
                                                      Advisory Fees                                                       Average
                                 Average Daily        (% of Average                                  Average Daily       Daily Net
Fund                               Net Assets       Daily Net Assets)          Subadviser              Net Assets         Assets)
------------------------------------------------------------------------------------------------------------------------------------
C&B MID CAP VALUE FUND         First $500 million         0.750           Cooke & Bieler, L.P.     First $250 million      0.550
                                Next $500 million         0.700                                     Next $250 million      0.500
                                  Next $2 billion         0.650                                     Next $250 million      0.450
                                  Next $2 billion         0.625                                     Over $750 million      0.400
                                  Over $5 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND              First $500 million         0.750         Wells Capital Management   First $100 million      0.450
                                Next $500 million         0.700               Incorporated          Next $100 million      0.400
                                  Next $2 billion         0.650                                     Over $200 million      0.300
                                  Next $2 billion         0.625
                                  Over $5 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND            First $500 million         0.750         Wells Capital Management   First $100 million      0.450
                                Next $500 million         0.700               Incorporated          Next $100 million      0.400
                                  Next $2 billion         0.650                                     Over $200 million      0.300
                                  Next $2 billion         0.625
                                  Over $5 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND          First $500 million         0.900         Wells Capital Management   First $100 million      0.550
                                Next $500 million         0.850               Incorporated          Next $100 million      0.500
                                  Next $2 billion         0.800                                     Over $200 million      0.400
                                  Next $2 billion         0.775
                                  Over $5 billion         0.750
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND   First $500 million         0.900           Schroder Investment      First $275 million      0.500
                                Next $500 million         0.850         Management North America    Over $275 million      0.450
                                  Next $2 billion         0.800               Incorporated
                                  Next $2 billion         0.775
                                  Over $5 billion         0.750
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND           First $500 million         0.900         Wells Capital Management   First $100 million      0.550
                                Next $500 million         0.850               Incorporated          Next $100 million      0.500
                                  Next $2 billion         0.800                                     Over $200 million      0.400
                                  Next $2 billion         0.775
                                  Over $5 billion         0.750

* Effective January 1, 2006. Prior to January 1, 2006, the investment subadviser(s) were entitled to be paid a monthly fee at the following rates:

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                               Subadvisory Fees
                                                                              (% of Average Daily
Fund                           Subadviser          Average Daily Net Assets       Net Assets)
-------------------------------------------------------------------------------------------------
COMMON STOCK FUND       Wells Capital Management      First $200 million             0.350
                              Incorporated             Over $200 million             0.300
-------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND     Wells Capital Management      First $200 million             0.250
                              Incorporated             Over $200 million             0.200
-------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND   Wells Capital Management      First $200 million             0.250
                              Incorporated             Over $200 million             0.200
-------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND    Wells Capital Management      First $200 million             0.350
                              Incorporated             Over $200 million             0.300

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                                  Admin Fees
                                                                                 (% of Average
                                                   Average Daily Net Assets    Daily Net Assets)
-------------------------------------------------------------------------------------------------
FUND LEVEL                                             First $5 billion              0.05
                                                        Next $5 billion              0.04
                                                       Over $10 billion              0.03
-------------------------------------------------------------------------------------------------
CLASS A, CLASS B, CLASS C, AND CLASS D                 All asset levels              0.28
-------------------------------------------------------------------------------------------------
CLASS Z                                                All asset levels              0.45
-------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS                                    All asset levels              0.10
-------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS                                    All asset levels              0.08
-------------------------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                                 % of Average
Fund                                                                           Daily Net Assets
-------------------------------------------------------------------------------------------------
ALL SMALL AND MID CAP STOCK FUNDS                                                    0.02
-------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                                 % of Average
Share Class                                                                    Daily Net Assets
-------------------------------------------------------------------------------------------------
CLASS A, CLASS B, CLASS C, CLASS D, CLASS Z AND ADMINISTRATOR CLASS                  0.25
-------------------------------------------------------------------------------------------------

      For the year ended October 31, 2006, shareholder servicing fees paid were as follows:

                                                                                                Administrator
Fund                            Class A      Class B      Class C      Class D      Class Z         Class
-------------------------------------------------------------------------------------------------------------
C&B MIDCAP GROWTH FUND         $   84,249   $   34,023   $   22,786   $1,291,046          N/A   $  287,864
-------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND                 164,508       88,478       49,635          N/A   $2,617,864          N/A
-------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND               278,479       20,516        4,694          N/A      121,269          N/A
-------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND             264,549       53,321       15,826          N/A       93,478      143,133
-------------------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND          N/A          N/A          N/A          N/A    1,930,733          N/A
-------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND            1,649,684      340,259      374,433    5,926,864          N/A          N/A

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      For the year ended October 31, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios during the period were as follows:

                                                                                 Administrator  Institutional
Fund                           Class A   Class B   Class C   Class D   Class Z       Class          Class
-------------------------------------------------------------------------------------------------------------
C&B MID CAP VALUE FUND           1.40%     2.15%     2.15%     1.25%      N/A       1.15%           0.90%
-------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND                1.31%     2.06%     2.06%      N/A      1.29%       N/A             N/A
-------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND              1.40%     2.15%     2.15%      N/A      1.57%       N/A             N/A
-------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND            1.40%     2.15%     2.15%      N/A      1.57%      1.20%           0.90%
-------------------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND      N/A       N/A       N/A       N/A       N/A       1.20%            N/A
-------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND             1.44%     2.19%     2.19%      N/A      1.36%       N/A             N/A

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended October 31, 2006, were as follows:

Fund                                   Purchases at Cost        Sales Proceeds
------------------------------------------------------------------------------
C&B MIDCAP GROWTH FUND                 $   279,315,770          $ 344,035,483
------------------------------------------------------------------------------
COMMON STOCK FUND                          602,995,231            924,175,301
------------------------------------------------------------------------------
MID CAP GROWTH FUND                        204,398,853            239,359,239
------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                      377,287,138            395,015,144
------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND               562,609,614            657,440,184
------------------------------------------------------------------------------
SMALL CAP VALUE FUND                     1,138,261,024            970,796,836

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended October 31, 2006, there were no borrowings by the Small and Mid Cap Stock Funds under the agreement.

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the periods ended October 31, 2006, October 31, 2005 and September 30, 2005, was as follows:

                                                                              Dividends Paid on
                                 Ordinary Income     Long-term Capital Gain      Redemptions             Total
Fund                             October 31, 2006       October 31, 2006       October 31, 2006     October 31, 2006
---------------------------------------------------------------------------------------------------------------------
C&B MID CAP VALUE FUND           $   7,980,745       $     49,773,191             $        0        $  57,753,936
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND                   10,808,836            141,883,092                      0          152,691,928
---------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND                  6,595,370              7,713,889                      0           14,309,259
---------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                6,638,973             11,857,147                      0           18,496,120
---------------------------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND        17,638,026             37,525,379                      0           55,163,405
---------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND                         0            285,427,746                      0          285,427,746

                                                                              Dividends Paid on
                                 Ordinary Income     Long-Term Capital Gain      Redemptions             Total
Fund                             October 31, 2005       October 31, 2005       October 31, 2005     October 31, 2005
---------------------------------------------------------------------------------------------------------------------
C&B MID CAP VALUE FUND           $   2,315,919       $     17,226,769             $        0        $  19,542,688
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND                            0             20,778,761                      0           20,778,761
---------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND                13,371,644             27,382,226                      0           40,753,870
---------------------------------------------------------------------------------------------------------------------

                                                                              Dividends Paid on
                                 Ordinary Income     Long-Term Capital Gain      Redemptions             Total
Fund                            September 30, 2005     September 30, 2005     September 30, 2005   September 30, 2005
---------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND              $     632,992       $      6,727,662             $        0        $   7,360,654
---------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                        0              1,502,807                      0            1,502,807
---------------------------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND        48,230,020             28,927,572              9,101,359           86,258,951
---------------------------------------------------------------------------------------------------------------------

      As of October 31, 2006, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to tax deferral of losses on wash sales and different book and tax treatment of the exchange in share class of investments in mutual funds.

                                                                         Unrealized
                                Undistributed    Undistributed Long-    Appreciation    Capital Loss
Fund                           Ordinary Income        Term Gain        (Depreciation)   Carryforward        Total
----------------------------------------------------------------------------------------------------------------------
C&B MID CAP VALUE FUND         $ 18,421,995      $   77,072,665        $ 114,309,126    $          0    $  209,803,786
----------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND                33,161,026         196,361,811          219,463,033               0       448,985,870
----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND               7,077,610          12,533,482           13,785,112      (8,945,900)       24,450,304
----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND            16,631,650          19,507,609           25,251,387     (19,010,556)       42,380,090
----------------------------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND     48,940,107          74,880,660           96,706,977               0       220,527,744
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND                      0         314,256,554          782,457,862     (37,087,866)    1,059,626,550

7. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling $35 million by May 2009. The Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of October 31, 2006, Management does not believe the impact of the adoption of FIN 48 will be material to the financial statements.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the C&B Mid Cap Value Fund, Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Opportunities Fund, and Small Cap Value Fund, (the "Funds"), six of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for the periods presented, except as noted below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Common Stock Fund and the Small Cap Value Fund for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report dated February 3, 2004 expressed an unqualified opinion on those financial highlights. The financial highlights of the Mid Cap Growth Fund and Small Cap Growth Fund for the year ended June 30, 2002 were audited by other auditors whose report dated August 16, 2002 expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of October 31, 2006, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

                                                KPMG LLP


Philadelphia, Pennsylvania
December 18, 2006

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION (UNAUDITED)

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund(s) listed below designates a percentage of its ordinary income dividends distributed during the year as qualifying for the corporate dividends-received deduction:

                                                             Ordinary Income
      Fund                                               Dividend Distribution %
--------------------------------------------------------------------------------
      C&B MID CAP VALUE FUND                                            81.97
--------------------------------------------------------------------------------
      COMMON STOCK FUND                                                 63.34
--------------------------------------------------------------------------------
      SMALL CAP GROWTH FUND                                              3.40
--------------------------------------------------------------------------------
      SMALL CAP OPPORTUNITIES FUND                                       5.82

      Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund(s) designates the following amounts as a long-term capital gain distributions for the year:

                                                                 Capital Gain
      Fund                                                         Dividend
--------------------------------------------------------------------------------
      C&B MID CAP VALUE FUND                                     $ 49,773,191
--------------------------------------------------------------------------------
      COMMON STOCK FUND                                           141,883,092
--------------------------------------------------------------------------------
      MID CAP GROWTH FUND                                           7,713,889
--------------------------------------------------------------------------------
      SMALL CAP GROWTH FUND                                        11,857,147
--------------------------------------------------------------------------------
      SMALL CAP OPPORTUNITIES FUND                                 37,525,379
--------------------------------------------------------------------------------
      SMALL CAP VALUE FUND                                        285,427,746

      Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Fund(s) listed below designate the following amount of their income dividends paid during the year as qualified dividend income (QDI):

                                                            Qualified Dividend
      Fund                                                     Income (QDI)
--------------------------------------------------------------------------------
      C&B MID CAP VALUE FUND                                     $  6,528,437
--------------------------------------------------------------------------------
      COMMON STOCK FUND                                             7,240,792
--------------------------------------------------------------------------------
      MID CAP GROWTH FUND                                              50,126
--------------------------------------------------------------------------------
      SMALL CAP GROWTH FUND                                           224,396
--------------------------------------------------------------------------------
      SMALL CAP OPPORTUNITIES FUND                                  1,026,537
--------------------------------------------------------------------------------

      Pursuant to Section 871(k)(2)(C) of the Code, the Funds listed below designate the following amounts as short-term capital gains dividends:

                                                            Short-term Capital
      Fund                                                   Gains Dividends
--------------------------------------------------------------------------------
      C&B MID CAP VALUE FUND                                     $  1,374,478
--------------------------------------------------------------------------------
      COMMON STOCK FUND                                            10,808,836
--------------------------------------------------------------------------------
      SMALL CAP GROWTH FUND                                                65
--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 142 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**         PAST FIVE YEARS                    OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987         Chair of Finance, Wake             None
64                                                    Forest University, since
                                                      2006. Benson-Pruitt
                                                      Professorship, Wake Forest
                                                      University, Calloway School
                                                      of Business and Accountancy,
                                                      since 1999.
------------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998         Chairman, CEO, and Co-             None
64                        (Chairman, since 2001)      Founder of Crystal Geyser
                                                      Water Company, and President
                                                      of Crystal Geyser Roxane
                                                      Water Company.
------------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987         Retired. Prior thereto,            None
73                                                    President of Richard M.
                                                      Leach Associates (a
                                                      financial consulting firm).
------------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006         Professor of Insurance and         None
53                                                    Risk Management, Wharton
                                                      School, University of
                                                      Pennsylvania. Director of
                                                      the Boettner Center on
                                                      Pensions and Retirement.
                                                      Research Associate and Board
                                                      Member, Penn Aging Research
                                                      Center. Research Associate,
                                                      National Bureau of Economic
                                                      Research.
------------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996         Senior Counselor to the            None
54                                                    public relations firm of
                                                      Himle-Horner, and Senior
                                                      Fellow at the Humphrey
                                                      Institute, Minneapolis,
                                                      Minnesota (a public policy
                                                      organization).
------------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996         Principal of the law firm of       None
66                                                    Willeke & Daniels.
------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE***

------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**         PAST FIVE YEARS                    OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987         Private Investor/Real Estate       None
62                                                    Developer. Prior thereto,
                                                      Chairman of White Point
                                                      Capital, LLC until 2005.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS

------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE           PAST FIVE YEARS                    OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003       Executive Vice President of        None
47                                                    Wells Fargo Bank, N.A. and
                                                      President of Wells Fargo
                                                      Funds Management, LLC. Senior
                                                      Vice President and Chief
                                                      Administrative Officer of
                                                      Wells Fargo Funds Management,
                                                      LLC from 2001 to 2003.
------------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000       Vice President and Managing        None
46                                                    Senior Counsel of Wells Fargo
                                                      Bank, N.A. and Senior Vice
                                                      President and Secretary of
                                                      Wells Fargo Funds Management,
                                                      LLC. Vice President and
                                                      Senior Counsel of Wells Fargo
                                                      Bank, N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer, since 2006       Vice President of Wells Fargo      None
33                                                    Bank, N.A. and Vice President
                                                      of Financial Operations for
                                                      Wells Fargo Funds Management,
                                                      LLC. Vice President and Group
                                                      Finance Officer of Wells
                                                      Fargo Bank, N.A. Auto Finance
                                                      Group from 2004 to 2006. Vice
                                                      President of Portfolio Risk
                                                      Management for Wells Fargo
                                                      Bank, N.A. Auto Finance Group
                                                      in 2004. Vice President of
                                                      Portfolio Research and
                                                      Analysis for Wells Fargo
                                                      Bank, N.A. Auto Finance Group
                                                      from 2001 to 2004. Director
                                                      of Small Business Services
                                                      Risk Management for American
                                                      Express Travel Related
                                                      Services from 2000 to 2001.
------------------------------------------------------------------------------------------------------------
Dorothy A. Peters         Chief Compliance            Chief Compliance Officer of        None
44                        Officer, since 2004         Wells Fargo Funds Management,
                                                      LLC since 2004 and Compliance
                                                      Officer of Wells Fargo Funds
                                                      Management, LLC from 1999 to
                                                      2002. Compliance Manager of
                                                      Wells Fargo Investments from
                                                      1997 to 1999. In 2002, Ms.
                                                      Peters left Wells Fargo Funds
                                                      Management, LLC to pursue
                                                      personal goals.
------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of October 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY
AGREEMENTS:

C&B MID CAP VALUE FUND, COMMON STOCK FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND,

SMALL CAP OPPORTUNITIES FUND AND SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the C&B Mid Cap Value Fund, Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Opportunities Fund and Small Cap Value Fund (the "Funds"); (ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund, and Small Cap Value Fund; (iii) an investment subadvisory agreement with Schroder Investment Management North America Inc. ("Schroder") for the Small Cap Opportunities Fund; and (iv) an investment subadvisory agreement with Cooke & Bieler, L.P. ("Cooke & Bieler") for the C&B Mid Cap Value Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreements with Wells Capital Management, Schroder and Cooke & Bieler (the "Subadvisers") are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on March 31, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Subadvisers and the continuation of the Advisory Agreements. Prior to the March 31, 2006, meeting, the Board, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions for discussions about these continuations and approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Subadvisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel, including, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and the Subadvisers. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

      The Board evaluated the ability of Funds Management and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Funds Management's and the Subadvisers' compensation programs for personnel involved in the management of the Funds.

      The Board further considered the compliance programs and compliance records of Funds Management and the Subadvisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as the Subadvisers.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Subadvisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods ended December 31, 2005. The Board also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of the Funds was better than, or not appreciably below, the median performance of the Funds' Peer Groups for all time periods, except the C&B Mid Cap Value Fund. The

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Board noted that the C&B Mid Cap Value Fund's short-term performance was lower than the median performance of its Peer Group. Upon further review, the Board noted that the C&B Mid Cap Value Fund's underperformance was due in large part to Cooke & Bieler's underweighting of energy and utility stocks in the Fund's portfolio, but noted that this was consistent with its investment style. Accordingly, the Board asked for a continued report on the performance of the C&B Mid Cap Value Fund.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratios of the Funds were lower than, or not appreciably higher than, the Funds' Peer Groups' median net operating expense ratios.

      Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to the Subadvisers for investment subadvisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each Fund's respective Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed and considered the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses (including Wells Capital Management) of providing services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

      The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund was not a material factor in determining whether to renew the agreements. The Board did not consider profitability information with respect to Cooke & Bieler or Schroder, which are not affiliated with Funds Management. That Board considered that the subadvisory fees paid to Cooke & Bieler and Schroder had been negotiated by Funds Management on an arm's length basis and that Cooke & Bieler's and Schroder's separate profitability from their relationships to the C&B Mid Cap Value Fund and Small Cap Opportunities Fund were not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by the Subadvisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Subadvisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUBADVISERS
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Subadvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Subadvisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Subadvisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, or the Subadvisers and their affiliates).

      The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture commission costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and the Subadvisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and the Subadvisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management and the Subadvisers at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board has conferred with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS        LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    --  Association of Bay Area Governments
ADR     --  American Depositary Receipt
AMBAC   --  American Municipal Bond Assurance Corporation
AMT     --  Alternative Minimum Tax
ARM     --  Adjustable Rate Mortgages
BART    --  Bay Area Rapid Transit
CDA     --  Community Development Authority
CDSC    --  Contingent Deferred Sales Charge
CGIC    --  Capital Guaranty Insurance Company
CGY     --  Capital Guaranty Corporation
CMT     --  Constant Maturity Treasury
COFI    --  Cost of Funds Index
COP     --  Certificate of Participation
CP      --  Commercial Paper
CTF     --  Common Trust Fund
DW&P    --  Department of Water & Power
DWR     --  Department of Water Resources
EDFA    --  Education Finance Authority
FFCB    --  Federal Farm Credit Bank
FGIC    --  Financial Guaranty Insurance Corporation
FHA     --  Federal Housing Authority
FHLB    --  Federal Home Loan Bank
FHLMC   --  Federal Home Loan Mortgage Corporation
FNMA    --  Federal National Mortgage Association
FRN     --  Floating Rate Notes
FSA     --  Financial Security Assurance Incorporated
GDR     --  Global Depositary Receipt
GNMA    --  Government National Mortgage Association
GO      --  General Obligation
HFA     --  Housing Finance Authority
HFFA    --  Health Facilities Financing Authority
IDA     --  Industrial Development Authority
IDR     --  Industrial Development Revenue
LIBOR   --  London Interbank Offered Rate
LLC     --  Limited Liability Corporation
LOC     --  Letter of Credit
LP      --  Limited Partnership
MBIA    --  Municipal Bond Insurance Association
MFHR    --  Multi-Family Housing Revenue
MUD     --  Municipal Utility District
MTN     --  Medium Term Note
PCFA    --  Pollution Control Finance Authority
PCR     --  Pollution Control Revenue
PFA     --  Public Finance Authority
PLC     --  Private Placement
PSFG    --  Public School Fund Guaranty
RDA     --  Redevelopment Authority
RDFA    --  Redevelopment Finance Authority
REITS   --  Real Estate Investment Trusts
R&D     --  Research & Development
SFHR    --  Single Family Housing Revenue
SFMR    --  Single Family Mortgage Revenue
SLMA    --  Student Loan Marketing Association
STEERS  --  Structured Enhanced Return Trust
TBA     --  To Be Announced
TRAN    --  Tax Revenue Anticipation Notes
USD     --  Unified School District
V/R     --  Variable Rate
WEBS    --  World Equity Benchmark Shares
XLCA    --  XL Capital Assurance

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS(SM) is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

                -----------------------------------------------------
                NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
                -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo Funds Management, LLC. All rights reserved.

                         www.wellsfargo.com/advantagefunds

                                                                    100938 12-06
                                                              ASMCLD/AR122 10-06

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS

                                                          OCTOBER 31, 2006

[GRAPHIC OMITTED]                                          Annual Report


WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

Wells Fargo Advantage Discovery Fund(SM)

Wells Fargo Advantage Enterprise Fund(SM)

Wells Fargo Advantage Mid Cap Disciplined Fund

Wells Fargo Advantage Opportunity Fund(SM)

Wells Fargo Advantage Small Cap Disciplined Fund

Wells Fargo Advantage Small/Mid Cap Value Fund

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------
   Discovery Fund .........................................................    2
   Enterprise Fund ........................................................    4
   Mid Cap Disciplined Fund ...............................................    6
   Opportunity Fund .......................................................    8
   Small Cap Disciplined Fund .............................................   10
   Small/Mid Cap Value Fund ...............................................   12

Fund Expenses (Unaudited) .................................................   14
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   Discovery Fund .........................................................   16
   Enterprise Fund ........................................................   22
   Mid Cap Disciplined Fund ...............................................   28
   Opportunity Fund .......................................................   33
   Small Cap Disciplined Fund .............................................   39
   Small/Mid Cap Value Fund ...............................................   45

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   52
   Statements of Operations ...............................................   54
   Statements of Changes in Net Assets ....................................   56
   Financial Highlights ...................................................   60

Notes to Financial Highlights .............................................   64
--------------------------------------------------------------------------------

Notes to Financial Statements .............................................   65
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ...................   74
--------------------------------------------------------------------------------

Other Information (Unaudited) .............................................   75
--------------------------------------------------------------------------------

List of Abbreviations .....................................................   81
--------------------------------------------------------------------------------

              -----------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
              -----------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS annual report for the period that ended October 31, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      Growth in real Gross Domestic Product (GDP) averaged 2.9% for the four quarters that ended September 30, 2006. The unemployment rate fell from 5% to 4.4% as of October 2006, and inflation remained relatively low for the 12-month period that ended October 31, 2006. This was a remarkable economic performance for a period in which oil prices rose and fell sharply, geopolitical tensions remained strong and the Fed raised the Federal funds rate from 3.25% to 5.25%.

      By mid-2006, signs that economic growth was slowing gave rise to the expectation that the Fed would pause in its cycle of raising interest rates, often described as credit tightening. At the Federal Open Market Committee
(FOMC) meeting on August 8, 2006, the FOMC decided to leave the Federal funds rate unchanged at 5.25%, ending a string of 17 consecutive meetings at which the committee decided to raise the Federal funds rate. The FOMC also left the rate unchanged at its subsequent meetings on September 20, 2006, and at its two-day meeting on October 24-25, 2006. The slower pace of economic growth that emerged in the second quarter of 2006 and that continued through the third quarter may lead to a gradual reduction in inflation pressures. Recent declines in energy prices may also help the Fed achieve its objective of lower inflation in 2007.

      The slowdown in growth has been led by a significant decline in housing activity. Speculative excesses in sought-after housing markets have given way to a weaker pace of sales, sizable inventories of unsold homes, and a sharp reduction in new housing. In August, for the first time in a decade, the median sales price of existing homes fell below the previous year's level. Record-high gasoline prices during the spring and summer also contributed to a decline in consumer spending and, consequently, to slower GDP growth. Near the close of the third quarter, gasoline prices dropped sharply and mortgage rates declined about one-half a percentage point. These developments have already helped to boost consumer confidence and may improve prospects for better growth in the quarters ahead.

STOCKS RESPONDED POSITIVELY TO THE FED'S PAUSE
--------------------------------------------------------------------------------

      The equity markets responded positively to the Fed's decision in mid 2006 to keep the Federal funds rate unchanged and to prospects for less inflation in the months ahead. By October 31, 2006, the Dow Jones Industrial Average closed at 12,080.73, close to its all-time high for the 12-month period. The risks to the economic outlook--a sluggish housing sector and the possibility of weak consumer spending--seem to have been offset by such favorable fundamentals as lower bond yields and excellent corporate earnings growth.

LOOKING AHEAD
--------------------------------------------------------------------------------

      If inflation pressures recede and economic growth rebounds, the outlook for stocks could remain positive. However, given the sluggish housing market, fluctuating energy prices, and continuing geopolitical tension, we believe maintaining a long-term perspective and a high degree of portfolio diversification may help investors over time. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track for reaching your financial destination.

      To help you reach your diversification goals, we offer funds across most major asset classes that are guided by skillful money managers--our subadvisers--who are chosen for their focused attention on a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DISCOVERY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      THE WELLS FARGO ADVANTAGE DISCOVERY FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   James M. Leach, CFA                     12/31/1987
   Thomas J. Pence, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 14.96% 1 for the 12-month period that ended October 31, 2006, underperforming its benchmark, the Russell 2500(TM) Growth Index 2, which returned 15.56%. In addition, the Fund outperformed the Russell Midcap(R) Growth Index 3, which returned 14.51%, and it underperformed the Russell 2000(R) Index 4, which returned 19.98% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund underperformed its benchmark, the Russell 2500(TM) Growth Index, despite producing solid returns for the period. Holdings within the technology sector detracted from performance and the importance of stock selection became evident as stocks in the information technology sector posted a wide range of returns. Specifically, Microsemi Corp, a semiconductor firm, weakened on the news that Airbus had pushed out the delivery date of its next generation aircraft. Microsemi's weakness was offset to some extent from strength in the Fund's holdings of Cognizant Technology Solutions Corp. and MEMC Electronic Materials Inc.

      Our investment process of fundamental, bottom-up research helped us select stocks in telecommunication services and industrials that contributed positively to Fund performance. In particular, NII Holdings Inc., continued to post solid results during the period. The firm flawlessly executed on expanding its territory and the company reported solid subscriber growth. Another holding that aided Fund performance was Corrections Corporation of America. The firm operates privatized correctional and detention facilities in the United States. During the period there was strong demand from the state and federal authorities for prison beds. This demand was driven by changes in detention practices. In addition, there continued to be a short supply of prisons due to tighter state budgets and a federal moratorium on new prison construction.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period we actively managed the Fund's positions as we continued to focus on our investment process of portfolio construction. We followed our policy of 40-50% core growth holdings, 30-40% developing situations, and 10-20% valuation opportunities. Throughout the period we increased the Fund's exposure in the industrial sector. For example, we added positions to Geo Group Incorporated and increased the Fund's exposure to Foster Wheeler Limited.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe reasonable prospects exist for the equity markets based on several factors. First, we think corporate earnings growth will remain strong for the balance of 2006, taper off in 2007, and perhaps exceed the long-term average. Second, corporate balance sheets continue to be healthy and companies are generating strong cash flow. These two factors combined with corporate reluctance to spend, may be supportive of a healthy capital-spending environment for some time to come. We are cautiously analyzing the impact of a slower consumer-spending environment as the housing market places a drag on growth.

      While stabilizing interest rates and robust employment support consumer spending, additional broad-based growth is difficult for us to envision. We expect to navigate this uncertainty by focusing our research on companies that have the ability to deploy cash on projects that may generate a high return on invested capital. Such opportunities seem to have become more difficult to find as signs of slower-paced growth have become evident. Nevertheless, we will continue to search for companies with compelling growth opportunities and solid business models.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DISCOVERY FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                  6-Months*   1-Year  5-Year  10-Year
-----------------------------------------------------------------------------------------------------
Discovery Fund - Administrator Class (Incept. Date 04/11/2005)      (2.61)    15.22   12.67    8.88
-----------------------------------------------------------------------------------------------------
Discovery Fund - Institutional Class (Incept. Date 08/31/2006)      (2.63)    15.09   12.59    8.84
-----------------------------------------------------------------------------------------------------
Discovery Fund - Investor Class (Incept. Date 12/31/1987)           (2.75)    14.96   12.57    8.82
-----------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------
  Russell 2500(TM) Growth Index 2                                   (2.98)    15.56    9.91    7.21
-----------------------------------------------------------------------------------------------------
  Russell Midcap(R) Growth Index 3                                  (0.58)    14.51   10.62    8.73
-----------------------------------------------------------------------------------------------------
  Russell 2000(R) Index 4                                            0.90     19.98   13.76    9.84
-----------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
Beta**                                                                     1.03
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    16.69x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        3.54x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  2.59
--------------------------------------------------------------------------------
Portfolio Turnover                                                          120%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2500(TM) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      17%
Consumer Staples                                                             1%
Energy                                                                       9%
Financials                                                                   4%
Health Care                                                                 21%
Industrials                                                                 17%
Information Technology                                                      17%
Materials                                                                    6%
Telecommunication Services                                                   8%

TEN LARGEST EQUITY HOLDINGS 5,6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
NII Holdings Incorporated                                                  3.83%
--------------------------------------------------------------------------------
Equinix Incorporated                                                       2.68%
--------------------------------------------------------------------------------
American Tower Corporation Class A                                         2.48%
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corporation Class A                         2.44%
--------------------------------------------------------------------------------
Endurance Specialty Holdings Limited                                       2.41%
--------------------------------------------------------------------------------
Precision Castparts Corporation                                            2.39%
--------------------------------------------------------------------------------
Hilton Hotels Corporation                                                  2.37%
--------------------------------------------------------------------------------
Chesapeake Energy Corporation                                              2.14%
--------------------------------------------------------------------------------
Life Time Fitness Incorporated                                             2.08%
--------------------------------------------------------------------------------
Tetra Technologies Incorporated                                            1.98%

GROWTH OF $10,000 INVESTMENT 7 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      WELLS FARGO
                       ADVANTAGE        RUSSELL
                       DISCOVERY        2500(TM)       Russell        Russell
                    FUND - Investor      Growth       Midcap(R)       2000(R)
                         Class           Index       Growth Index      Index
                    ---------------   ------------   ------------   ----------
  10/31/1996            $ 10,000        $ 10,000       $ 10,000      $ 10,000
  11/30/1996            $ 10,510        $ 10,367       $ 10,589      $ 10,412
  12/31/1996            $ 10,474        $ 10,417       $ 10,411      $ 10,685
   1/31/1997            $ 10,708        $ 10,729       $ 10,871      $ 10,898
   2/28/1997            $ 10,114        $ 10,259       $ 10,632      $ 10,634
   3/31/1997            $  9,412        $  9,584       $ 10,031      $ 10,132
   4/30/1997            $  9,502        $  9,627       $ 10,277      $ 10,161
   5/31/1997            $ 10,546        $ 10,781       $ 11,198      $ 11,291
   6/30/1997            $ 10,894        $ 11,141       $ 11,508      $ 11,775
   7/31/1997            $ 11,789        $ 11,849       $ 12,609      $ 12,323
   8/31/1997            $ 11,891        $ 12,138       $ 12,486      $ 12,605
   9/30/1997            $ 12,683        $ 12,995       $ 13,118      $ 13,527
  10/31/1997            $ 12,047        $ 12,184       $ 12,461      $ 12,933
  11/30/1997            $ 12,017        $ 11,997       $ 12,592      $ 12,849
  12/31/1997            $ 11,610        $ 11,955       $ 12,757      $ 13,074
   1/31/1998            $ 11,501        $ 11,798       $ 12,528      $ 12,868
   2/28/1998            $ 12,362        $ 12,811       $ 13,706      $ 13,820
   3/31/1998            $ 12,928        $ 13,287       $ 14,280      $ 14,389
   4/30/1998            $ 12,840        $ 13,408       $ 14,474      $ 14,469
   5/31/1998            $ 12,252        $ 12,547       $ 13,879      $ 13,690
   6/30/1998            $ 12,512        $ 12,639       $ 14,271      $ 13,719
   7/31/1998            $ 11,931        $ 11,698       $ 13,660      $ 12,608
   8/31/1998            $  9,985        $  9,040       $ 11,053      $ 10,160
   9/30/1998            $ 10,333        $  9,832       $ 11,889      $ 10,955
  10/31/1998            $ 10,920        $ 10,496       $ 12,764      $ 11,402
  11/30/1998            $ 11,467        $ 11,243       $ 13,625      $ 11,999
  12/31/1998            $ 12,428        $ 12,325       $ 15,036      $ 12,742
   1/31/1999            $ 12,518        $ 12,682       $ 15,487      $ 12,911
   2/28/1999            $ 11,375        $ 11,653       $ 14,730      $ 11,865
   3/31/1999            $ 11,189        $ 12,195       $ 15,550      $ 12,050
   4/30/1999            $ 11,582        $ 13,168       $ 16,259      $ 13,130
   5/31/1999            $ 11,659        $ 13,304       $ 16,050      $ 13,322
   6/30/1999            $ 11,807        $ 14,245       $ 17,170      $ 13,924
   7/31/1999            $ 11,224        $ 13,954       $ 16,623      $ 13,542
   8/31/1999            $ 10,529        $ 13,653       $ 16,451      $ 13,041
   9/30/1999            $ 10,403        $ 13,750       $ 16,311      $ 13,044
  10/31/1999            $ 10,375        $ 14,420       $ 17,572      $ 13,097
  11/30/1999            $ 11,259        $ 16,123       $ 19,391      $ 13,879
  12/31/1999            $ 13,084        $ 19,163       $ 22,749      $ 15,450
   1/31/2000            $ 12,544        $ 19,056       $ 22,744      $ 15,202
   2/29/2000            $ 14,509        $ 23,945       $ 27,526      $ 17,712
   3/31/2000            $ 14,586        $ 22,066       $ 27,554      $ 16,544
   4/30/2000            $ 13,878        $ 19,916       $ 24,880      $ 15,549
   5/31/2000            $ 14,039        $ 18,143       $ 23,066      $ 14,643
   6/30/2000            $ 14,579        $ 20,541       $ 25,514      $ 15,919
   7/31/2000            $ 14,881        $ 18,858       $ 23,898      $ 15,407
   8/31/2000            $ 15,281        $ 21,316       $ 27,502      $ 16,582
   9/30/2000            $ 14,495        $ 19,937       $ 26,157      $ 16,095
  10/31/2000            $ 13,800        $ 18,704       $ 24,367      $ 15,377
  11/30/2000            $ 12,656        $ 15,141       $ 19,072      $ 13,798
  12/31/2000            $ 13,603        $ 16,080       $ 20,076      $ 14,983
   1/31/2001            $ 14,533        $ 17,121       $ 21,223      $ 15,763
   2/28/2001            $ 13,545        $ 14,479       $ 17,552      $ 14,729
   3/31/2001            $ 13,222        $ 12,877       $ 15,040      $ 14,009
   4/30/2001            $ 14,533        $ 14,840       $ 17,547      $ 15,104
   5/31/2001            $ 14,467        $ 15,270       $ 17,465      $ 15,476
   6/30/2001            $ 14,931        $ 15,616       $ 17,474      $ 16,010
   7/31/2001            $ 14,093        $ 14,465       $ 16,295      $ 15,143
   8/31/2001            $ 13,446        $ 13,502       $ 15,114      $ 14,654
   9/30/2001            $ 12,110        $ 11,388       $ 12,616      $ 12,682
  10/31/2001            $ 12,890        $ 12,511       $ 13,943      $ 13,424
  11/30/2001            $ 13,587        $ 13,592       $ 15,444      $ 14,463
  12/31/2001            $ 14,171        $ 14,338       $ 16,031      $ 15,356
   1/31/2002            $ 14,104        $ 13,725       $ 15,510      $ 15,196
   2/28/2002            $ 13,851        $ 12,877       $ 14,631      $ 14,780
   3/31/2002            $ 14,767        $ 13,915       $ 15,748      $ 15,967
   4/30/2002            $ 14,344        $ 13,453       $ 14,914      $ 16,113
   5/31/2002            $ 14,275        $ 12,775       $ 14,469      $ 15,398
   6/30/2002            $ 13,515        $ 11,600       $ 12,872      $ 14,634
   7/31/2002            $ 12,565        $ 10,159       $ 11,621      $ 12,424
   8/31/2002            $ 12,556        $ 10,157       $ 11,581      $ 12,392
   9/30/2002            $ 11,840        $  9,389       $ 10,661      $ 11,502
  10/31/2002            $ 12,505        $  9,929       $ 11,487      $ 11,871
  11/30/2002            $ 13,126        $ 10,852       $ 12,386      $ 12,930
  12/31/2002            $ 12,453        $ 10,166       $ 11,637      $ 12,210
   1/31/2003            $ 12,099        $  9,944       $ 11,523      $ 11,872
   2/28/2003            $ 12,081        $  9,712       $ 11,423      $ 11,514
   3/31/2003            $ 12,237        $  9,841       $ 11,636      $ 11,662
   4/30/2003            $ 13,057        $ 10,699       $ 12,428      $ 12,768
   5/31/2003            $ 13,973        $ 11,833       $ 13,624      $ 14,138
   6/30/2003            $ 14,025        $ 12,077       $ 13,818      $ 14,394
   7/31/2003            $ 15,044        $ 12,881       $ 14,312      $ 15,294
   8/31/2003            $ 16,037        $ 13,572       $ 15,100      $ 15,995
   9/30/2003            $ 15,484        $ 13,281       $ 14,807      $ 15,700
  10/31/2003            $ 16,814        $ 14,373       $ 16,001      $ 17,019
  11/30/2003            $ 17,064        $ 14,859       $ 16,429      $ 17,623
  12/31/2003            $ 17,227        $ 14,875       $ 16,608      $ 17,980
   1/31/2004            $ 17,873        $ 15,494       $ 17,156      $ 18,761
   2/29/2004            $ 18,258        $ 15,639       $ 17,444      $ 18,929
   3/31/2004            $ 18,048        $ 15,693       $ 17,411      $ 19,106
   4/30/2004            $ 17,332        $ 15,028       $ 16,919      $ 18,132
   5/31/2004            $ 17,681        $ 15,340       $ 17,319      $ 18,420
   6/30/2004            $ 18,170        $ 15,714       $ 17,594      $ 19,196
   7/31/2004            $ 16,738        $ 14,485       $ 16,429      $ 17,904
   8/31/2004            $ 16,127        $ 14,193       $ 16,226      $ 17,812
   9/30/2004            $ 17,341        $ 14,833       $ 16,832      $ 18,648
  10/31/2004            $ 17,987        $ 15,255       $ 17,403      $ 19,015
  11/30/2004            $ 19,360        $ 16,266       $ 18,302      $ 20,664
  12/31/2004            $ 19,930        $ 17,045       $ 19,179      $ 21,276
   1/31/2005            $ 19,097        $ 16,444       $ 18,665      $ 20,388
   2/28/2005            $ 19,143        $ 16,771       $ 19,138      $ 20,733
   3/31/2005            $ 18,689        $ 16,307       $ 18,858      $ 20,140
   4/30/2005            $ 17,474        $ 15,426       $ 18,112      $ 18,987
   5/31/2005            $ 19,029        $ 16,454       $ 19,150      $ 20,229
   6/30/2005            $ 19,671        $ 16,888       $ 19,506      $ 21,009
   7/31/2005            $ 20,906        $ 17,984       $ 20,643      $ 22,341
   8/31/2005            $ 20,799        $ 17,777       $ 20,517      $ 21,928
   9/30/2005            $ 21,402        $ 17,950       $ 20,782      $ 21,996
  10/31/2005            $ 20,264        $ 17,364       $ 20,171      $ 21,312
  11/30/2005            $ 21,071        $ 18,333       $ 21,266      $ 22,346
  12/31/2005            $ 21,374        $ 18,438       $ 21,500      $ 22,243
   1/31/2006            $ 22,971        $ 19,834       $ 22,788      $ 24,238
   2/28/2006            $ 22,857        $ 19,775       $ 22,507      $ 24,170
   3/31/2006            $ 23,556        $ 20,619       $ 23,135      $ 25,342
   4/30/2006            $ 23,953        $ 20,682       $ 23,232      $ 25,337
   5/31/2006            $ 22,303        $ 19,448       $ 22,139      $ 23,914
   6/30/2006            $ 22,585        $ 19,356       $ 22,049      $ 24,068
   7/31/2006            $ 21,687        $ 18,412       $ 21,258      $ 23,285
   8/31/2006            $ 22,272        $ 18,855       $ 21,748      $ 23,974
   9/30/2006            $ 22,408        $ 19,123       $ 22,244      $ 24,174
  10/31/2006            $ 23,295        $ 20,065       $ 23,098      $ 25,566

--------------------------------------------------------------------------------

            Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE DISCOVERY FUND for periods prior to April 11, 2005, reflects the performance of the Fund's Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance for the Institutional Class shares of the WELLS FARGO ADVANTAGE DISCOVERY FUND prior to August 31, 2006, reflects the performance of the Investor Class shares of the Fund and includes fees and expenses that are not applicable to and are higher than those of the Institutional Class, and prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Discovery Fund, its predecessor fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE DISCOVERY FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Discovery Fund, its predecessor fund.

2 The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Russell 2500(TM) Growth Index to replace the Russell 2000(R) Index and Russell Midcap(R) Growth Index as its benchmark index going forward because the Russell 2500(TM) Growth Index is more representative of the breadth of the Fund's holding. You cannot invest directly in an Index.

3 The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. You cannot invest directly in an Index.

4 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

5 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

6 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE DISCOVERY FUND Investor Class shares for the most recent ten years with the Russell 2500(TM) Growth Index, the Russell MidCap(R) Growth Index and the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ENTERPRISE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Sunjay Goel, CFA                        09/30/1998
   Thomas J. Pence, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 14.47% 1 for the 12-month period that ended October 31, 2006, underperforming its benchmarks, the Russell Midcap(R) Growth Index 2, which returned 14.51%. In addition, the Fund underperformed the Russell Midcap(R) Index 3, which returned 17.41% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund produced solid returns, but underperformed its benchmark the Russell MidCap(R) Growth Index. Holdings within the technology sector detracted from performance and the importance of stock selection became evident as stocks in the information technology sector posted a wide range of returns. One holding that detracted from Fund performance included the software company Red Hat Inc. The stock came under pressure because investors were concerned about new competitors entering into the market. Red Hat's weakness was offset to some extent from strength in Equinix Inc. and BEA Systems Inc.

      Our investment process of fundamental, bottom-up research helped us select stocks in materials and industrials that contributed positively to Fund performance. Significant contributors in materials included Glamis Gold Ltd. and Goldcorp. Inc. This sector benefited from the increase in gold prices as well as increased production levels. In addition, strength in industrials was led by aerospace and defense holdings. For example, BE Aerospace Inc. and Precision Castparts Corp. continued to benefit from the upgrade cycle in commercial airline jets.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period we actively managed the Fund's positions as we continued to focus on our investment process of portfolio construction. We followed our policy of 40-50% core growth holdings, 30-40% developing situations, and 10-20% valuation opportunities. Throughout the period we increased the Fund's exposure in the industrial sector. For example, we added positions to Precision Castparts Corporation and BE Aerospace Incorporated.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe reasonable prospects exist for the equity markets based on several factors. First, we think corporate earnings growth will remain strong for the balance of 2006, taper off in 2007, and perhaps exceed the long-term average. Second, corporate balance sheets continue to be healthy and companies are generating strong cash flow. These two factors combined with corporate reluctance to spend, may be supportive of a healthy capital-spending environment for some time to come. We are cautiously analyzing the impact of a slower consumer-spending environment as the housing market places a drag on growth.

      While stabilizing interest rates and robust employment support consumer spending, additional broad-based growth is difficult for us to envision. We expect to navigate this uncertainty by focusing our research on companies that have the ability to deploy cash on projects that generate a high return on invested capital. Such opportunities seem to have become more difficult to find as signs of slower-paced growth have become evident. Nevertheless, we will continue to search for companies with compelling growth opportunities and solid business models.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ENTERPRISE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                 6-Months*  1-Year  5-Year   Life of Fund
---------------------------------------------------------------------------------------------------------
Enterprise Fund - Administrator Class (Incept. Date 08/30/2002)   (4.21)    14.95    8.03       15.17
---------------------------------------------------------------------------------------------------------
Enterprise Fund - Advisor Class (Incept. Date 02/24/2000)         (4.34)    14.63    7.72       14.86
---------------------------------------------------------------------------------------------------------
Enterprise Fund - Institutional Class (Incept. Date 06/30/2003)   (4.07)    15.22    8.08       15.21
---------------------------------------------------------------------------------------------------------
Enterprise Fund - Investor Class (Incept. Date 09/30/1998)        (4.40)    14.47    7.51       14.83
---------------------------------------------------------------------------------------------------------
Benchmarks
---------------------------------------------------------------------------------------------------------
  Russell Midcap(R) Growth Index 2                                (0.58)    14.51   10.62        8.21
---------------------------------------------------------------------------------------------------------
  Russell MidCap(R) Index 3                                        2.68     17.41   14.80       11.84
---------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
Beta**                                                                     1.22
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    21.02x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        3.53x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  4.83
--------------------------------------------------------------------------------
Portfolio Turnover                                                          118%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL MIDCAP(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      18%
Consumer Staples                                                             3%
Energy                                                                      11%
Financials                                                                   4%
Health Care                                                                 19%
Industrials                                                                 14%
Information Technology                                                      20%
Materials                                                                    5%
Telecommunication Services                                                   6%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
NII Holdings Incorporated                                                  3.80%
--------------------------------------------------------------------------------
Marriott International Incorporated Class A                                3.53%
--------------------------------------------------------------------------------
Equinix Incorporated                                                       2.57%
--------------------------------------------------------------------------------
Endurance Specialty Holdings Limited                                       2.44%
--------------------------------------------------------------------------------
Precision Castparts Corporation                                            2.41%
--------------------------------------------------------------------------------
Hilton Hotels Corporation                                                  2.35%
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corporation Class A                         2.21%
--------------------------------------------------------------------------------
Chesapeake Energy Corporation                                              2.19%
--------------------------------------------------------------------------------
Canadian Natural Resources Limited                                         2.00%
--------------------------------------------------------------------------------
Gilead Sciences Incorporated                                               1.92%

GROWTH OF $10,000 INVESTMENT 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     WELLS FARGO
                      ADVANTAGE        Russell
                     ENTERPRISE       Midcap(R)       Russell
                   FUND - Investor     Growth        Midcap(R)
                        Class           Index          Index
                   ---------------    ---------      ---------
   9/30/1998          $  10,000       $ 10,000       $  10,000
  10/31/1998          $  11,170       $ 10,461       $  10,436
  11/30/1998          $  12,620       $ 11,167       $  10,930
  12/31/1998          $  14,743       $ 12,324       $  11,571
   1/31/1999          $  17,004       $ 12,693       $  11,551
   2/28/1999          $  15,553       $ 12,072       $  11,167
   3/31/1999          $  17,255       $ 12,745       $  11,517
   4/30/1999          $  18,593       $ 13,325       $  12,368
   5/31/1999          $  18,177       $ 13,154       $  12,332
   6/30/1999          $  20,732       $ 14,072       $  12,767
   7/31/1999          $  21,077       $ 13,624       $  12,417
   8/31/1999          $  22,972       $ 13,483       $  12,095
   9/30/1999          $  24,777       $ 13,368       $  11,670
  10/31/1999          $  28,305       $ 14,401       $  12,223
  11/30/1999          $  33,860       $ 15,893       $  12,575
  12/31/1999          $  42,436       $ 18,645       $  13,681
   1/31/2000          $  43,280       $ 18,641       $  13,228
   2/29/2000          $  54,743       $ 22,560       $  14,245
   3/31/2000          $  48,127       $ 22,583       $  15,061
   4/30/2000          $  40,882       $ 20,391       $  14,348
   5/31/2000          $  33,360       $ 18,904       $  13,968
   6/30/2000          $  40,378       $ 20,910       $  14,381
   7/31/2000          $  38,001       $ 19,586       $  14,220
   8/31/2000          $  44,114       $ 22,540       $  15,583
   9/30/2000          $  39,360       $ 21,438       $  15,361
  10/31/2000          $  33,309       $ 19,971       $  15,123
  11/30/2000          $  26,764       $ 15,631       $  13,762
  12/31/2000          $  29,801       $ 16,454       $  14,810
   1/31/2001          $  30,988       $ 17,394       $  15,048
   2/28/2001          $  26,439       $ 14,385       $  14,132
   3/31/2001          $  23,435       $ 12,327       $  13,255
   4/30/2001          $  25,715       $ 14,381       $  14,389
   5/31/2001          $  25,557       $ 14,314       $  14,657
   6/30/2001          $  25,694       $ 14,321       $  14,519
   7/31/2001          $  24,360       $ 13,355       $  14,104
   8/31/2001          $  22,742       $ 12,387       $  13,561
   9/30/2001          $  19,916       $ 10,340       $  11,926
  10/31/2001          $  21,292       $ 11,427       $  12,398
  11/30/2001          $  22,784       $ 12,657       $  13,437
  12/31/2001          $  23,257       $ 13,138       $  13,977
   1/31/2002          $  22,574       $ 12,712       $  13,893
   2/28/2002          $  20,883       $ 11,991       $  13,746
   3/31/2002          $  22,794       $ 12,906       $  14,570
   4/30/2002          $  21,818       $ 12,223       $  14,288
   5/31/2002          $  21,103       $ 11,858       $  14,126
   6/30/2002          $  19,843       $ 10,550       $  13,179
   7/31/2002          $  17,395       $  9,525       $  11,893
   8/31/2002          $  17,143       $  9,492       $  11,958
   9/30/2002          $  16,639       $  8,737       $  10,855
  10/31/2002          $  17,511       $  9,414       $  11,403
  11/30/2002          $  18,015       $ 10,151       $  12,195
  12/31/2002          $  16,702       $  9,538       $  11,715
   1/31/2003          $  16,219       $  9,444       $  11,478
   2/28/2003          $  16,250       $  9,362       $  11,326
   3/31/2003          $  16,513       $  9,536       $  11,437
   4/30/2003          $  17,815       $ 10,186       $  12,268
   5/31/2003          $  19,307       $ 11,166       $  13,391
   6/30/2003          $  19,265       $ 11,325       $  13,526
   7/31/2003          $  20,389       $ 11,730       $  13,972
   8/31/2003          $  21,807       $ 12,376       $  14,579
   9/30/2003          $  21,051       $ 12,136       $  14,396
  10/31/2003          $  22,700       $ 13,114       $  15,495
  11/30/2003          $  22,879       $ 13,465       $  15,930
  12/31/2003          $  22,879       $ 13,612       $  16,407
   1/31/2004          $  24,034       $ 14,061       $  16,884
   2/29/2004          $  24,276       $ 14,297       $  17,248
   3/31/2004          $  23,918       $ 14,270       $  17,251
   4/30/2004          $  22,752       $ 13,867       $  16,618
   5/31/2004          $  23,383       $ 14,194       $  17,030
   6/30/2004          $  24,087       $ 14,420       $  17,501
   7/31/2004          $  22,133       $ 13,465       $  16,736
   8/31/2004          $  21,355       $ 13,299       $  16,808
   9/30/2004          $  22,731       $ 13,795       $  17,354
  10/31/2004          $  23,677       $ 14,263       $  17,833
  11/30/2004          $  25,221       $ 15,000       $  18,919
  12/31/2004          $  26,208       $ 15,719       $  19,725
   1/31/2005          $  25,284       $ 15,298       $  19,236
   2/28/2005          $  25,326       $ 15,685       $  19,830
   3/31/2005          $  24,979       $ 15,456       $  19,675
   4/30/2005          $  23,551       $ 14,844       $  19,048
   5/31/2005          $  25,463       $ 15,695       $  19,960
   6/30/2005          $  26,208       $ 15,986       $  20,497
   7/31/2005          $  27,711       $ 16,918       $  21,577
   8/31/2005          $  27,395       $ 16,815       $  21,426
   9/30/2005          $  28,026       $ 17,032       $  21,711
  10/31/2005          $  26,713       $ 16,531       $  21,060
  11/30/2005          $  27,942       $ 17,429       $  21,995
  12/31/2005          $  28,467       $ 17,621       $  22,221
   1/31/2006          $  30,662       $ 18,676       $  23,364
   2/28/2006          $  30,620       $ 18,447       $  23,336
   3/31/2006          $  31,356       $ 18,961       $  23,914
   4/30/2006          $  31,986       $ 19,041       $  24,082
   5/31/2006          $  29,780       $ 18,145       $  23,271
   6/30/2006          $  30,148       $ 18,071       $  23,298
   7/31/2006          $  28,740       $ 17,423       $  22,788
   8/31/2006          $  29,370       $ 17,824       $  23,367
   9/30/2006          $  29,580       $ 18,231       $  23,790
  10/31/2006          $  30,578       $ 18,931       $  24,727

--------------------------------------------------------------------------------

            Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Enterprise Fund, its predecessor fund, and for periods prior to August 30, 2002, reflects the performance of the Investor Class shares of the Strong Enterprise Fund. Performance shown for the Advisor Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Enterprise Fund, its predecessor fund, and for periods prior to February 24, 2000, reflects the performance of the Investor Class shares of the Strong Enterprise Fund adjusted to reflect Advisor Class expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Enterprise Fund, its predecessor fund, and for periods prior to June 30, 2003, reflects the performance of the Investor Class shares of the Strong Enterprise Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Enterprise Fund, its predecessor fund.

2 The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Fund has selected the Russell Midcap(R) Growth Index to replace the Russell Midcap(R) Index as its benchmark index going forward because the Russell Midcap(R) Growth Index is more representative of the breadth of the Fund's holding. You cannot invest directly in an Index.

3 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE ENTERPRISE FUND Investor Class shares for the life of the Fund with the Russell Midcap(R) Growth Index and the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            FUND INCEPTION DATE
   Robert J. Costomiris, CFA               12/31/1998

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 17.26% 1 for the 12-month period that ended October 31, 2006, underperforming its benchmark, the Russell Midcap(R) Value Index 2, which returned 20.51%. In addition, the Fund underperformed the Russell Midcap(R) Index 3, which returned 17.41% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underperformance was largely attributed to its holdings in the consumer discretionary sector, particularly in media. Examples included Radio One and Reader's Digest. We think that investors continue to underappreciate media stocks as business models change in the face of increasing competition. Our position in the financial sector also negatively impacted Fund performance, which was concentrated in our insurance holdings and included Scottish Re Group and Ohio Casualty.

      On the positive side, the Fund's holdings in the energy, health care, and utility sectors added the greatest amount of value. Within the energy sector, our top performers in the equipment and services group included Cameron International (formerly Cooper Cameron) and FMC Technologies. In health care, Zimmer Holdings was an example of a medical device manufacturer that benefited from a positive market environment. PNM Resources was an example of a utility holding that helped performance during the period. Juniper Networks was one of our strongest stocks despite the fact that it came from the otherwise weak technology sector.

      Both the Fund and the Russell MidCap(R) Value Index had positive performance for the period, continuing the trend of above-average returns for the mid-cap equity markets. For both the trailing one-year and three-year time periods, the benchmark was up approximately 20% annually. The mid-cap market was led higher by material, consumer staples, and industrial stocks, while health care and energy stocks lagged the market.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our investment strategy focuses on seeking returns while minimizing downside risk. During the past 12 months, we adjusted the Fund's portfolio to capture profits and take advantage of investment opportunities. We increased the Fund's holdings in health care and technology stocks as both of these sectors trailed the general market during the last 12 months. Within health care, we established new positions in St. Jude Medical and Zimmer. Within technology, we increased our holdings by adding Xilinx and Applied Materials. These positions were funded by selling securities that had appreciated and had reached their target sell price. In energy, we trimmed oil service positions FMC Technologies and Cameron. We also cut back on the Fund's holdings in consumer discretionary stocks.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We seek companies that have solid assets, manageable debt, credible management teams, and attractive prices. The companies we target are often temporarily out of favor with the market and may have lower stock prices. We believe that our disciplined investment process and risk management focus are well suited for the current economic environment.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                          6-Months*   1-Year   5-Year  Life of Fund
-------------------------------------------------------------------------------------------------------------------
Mid Cap Disciplined Fund - Administrator Class (Incept. Date 04/11/2005)    5.98       17.47    17.24      17.17
-------------------------------------------------------------------------------------------------------------------
Mid Cap Disciplined Fund - Institutional Class (Incept. Date 04/11/2005)    6.06       17.77    17.33      17.23
-------------------------------------------------------------------------------------------------------------------
Mid Cap Disciplined Fund - Investor Class (Incept. Date 12/31/1998)         5.85       17.26    17.18      17.13
-------------------------------------------------------------------------------------------------------------------
Benchmarks
-------------------------------------------------------------------------------------------------------------------
  Russell Midcap(R) Value Index 2                                           6.10       20.51    17.43      12.27
-------------------------------------------------------------------------------------------------------------------
  Russell MidCap(R) Index 3                                                 2.68       17.41    14.80      10.41

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
Beta**                                                                     0.69
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    22.61x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.41x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  8.62
--------------------------------------------------------------------------------
Portfolio Turnover                                                          125%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL MIDCAP(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

    [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN PRINTED MATERIAL]

Consumer Discretionary                                                       8%
Consumer Staples                                                            26%
Energy                                                                       4%
Financials                                                                   9%
Health Care                                                                 15%
Industrials                                                                  9%
Information Technology                                                       8%
Materials                                                                   11%
Utilities                                                                   10%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
Keyspan Corporation                                                        6.32%
--------------------------------------------------------------------------------
Barrick Gold Corporation                                                   5.31%
--------------------------------------------------------------------------------
Kroger Company                                                             4.77%
--------------------------------------------------------------------------------
Del Monte Foods Company                                                    4.01%
--------------------------------------------------------------------------------
Hanover Compressor Company                                                 3.93%
--------------------------------------------------------------------------------
Reader's Digest Association Incorporated                                   3.83%
--------------------------------------------------------------------------------
Pall Corporation                                                           3.82%
--------------------------------------------------------------------------------
Koninklijke Ahold NV                                                       3.78%
--------------------------------------------------------------------------------
Marsh & McLennan Companies Incorporated                                    3.64%
--------------------------------------------------------------------------------
Coca-Cola Enterprises Incorporated                                         3.58%

GROWTH OF $10,000 INVESTMENT 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

     [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN PRINTED MATERIAL]

                      WELLS FARGO
                      ADVANTAGE
                       MID CAP
                     DISCIPLINED       Russell        Russell
                   FUND - Investor    Midcap(R)      Midcap(R)
                        Class        Value Index       Index
                   ---------------   -----------     ---------
  12/31/1998          $  10,000       $ 10,000       $  10,000
   1/31/1999          $  10,470       $  9,910       $  10,149
   2/28/1999          $  10,140       $  9,692       $   9,811
   3/31/1999          $  11,740       $  9,830       $  10,118
   4/30/1999          $  12,640       $ 10,761       $  10,866
   5/31/1999          $  12,640       $ 10,806       $  10,835
   6/30/1999          $  12,880       $ 10,929       $  11,217
   7/31/1999          $  12,660       $ 10,656       $  10,909
   8/31/1999          $  11,670       $ 10,287       $  10,626
   9/30/1999          $  11,420       $  9,767       $  10,253
  10/31/1999          $  11,640       $ 10,055       $  10,739
  11/30/1999          $  12,210       $  9,870       $  11,047
  12/31/1999          $  13,520       $ 10,135       $  12,020
   1/31/2000          $  13,360       $  9,529       $  11,622
   2/29/2000          $  14,210       $  9,130       $  12,515
   3/31/2000          $  15,580       $ 10,237       $  13,232
   4/30/2000          $  15,110       $ 10,278       $  12,605
   5/31/2000          $  14,840       $ 10,455       $  12,272
   6/30/2000          $  14,920       $ 10,065       $  12,635
   7/31/2000          $  14,870       $ 10,300       $  12,493
   8/31/2000          $  15,610       $ 10,932       $  13,690
   9/30/2000          $  15,200       $ 11,036       $  13,495
  10/31/2000          $  15,770       $ 11,246       $  13,287
  11/30/2000          $  15,080       $ 11,099       $  12,091
  12/31/2000          $  16,603       $ 12,079       $  13,011
   1/31/2001          $  16,956       $ 12,035       $  13,221
   2/28/2001          $  15,692       $ 11,984       $  12,416
   3/31/2001          $  14,878       $ 11,652       $  11,646
   4/30/2001          $  16,238       $ 12,293       $  12,641
   5/31/2001          $  17,074       $ 12,642       $  12,877
   6/30/2001          $  17,245       $ 12,473       $  12,756
   7/31/2001          $  17,406       $ 12,423       $  12,391
   8/31/2001          $  17,395       $ 12,196       $  11,914
   9/30/2001          $  15,060       $ 11,032       $  10,478
  10/31/2001          $  15,617       $ 11,091       $  10,892
  11/30/2001          $  17,213       $ 11,867       $  11,805
  12/31/2001          $  18,663       $ 12,359       $  12,279
   1/31/2002          $  18,674       $ 12,484       $  12,206
   2/28/2002          $  18,588       $ 12,687       $  12,076
   3/31/2002          $  20,099       $ 13,336       $  12,801
   4/30/2002          $  19,328       $ 13,327       $  12,552
   5/31/2002          $  19,060       $ 13,307       $  12,411
   6/30/2002          $  18,213       $ 12,713       $  11,579
   7/31/2002          $  16,092       $ 11,468       $  10,449
   8/31/2002          $  16,413       $ 11,602       $  10,506
   9/30/2002          $  15,128       $ 10,430       $   9,536
  10/31/2002          $  15,781       $ 10,762       $  10,018
  11/30/2002          $  16,896       $ 11,439       $  10,714
  12/31/2002          $  16,465       $ 11,167       $  10,292
   1/31/2003          $  16,243       $ 10,858       $  10,084
   2/28/2003          $  15,390       $ 10,678       $   9,950
   3/31/2003          $  15,511       $ 10,715       $  10,048
   4/30/2003          $  16,809       $ 11,529       $  10,778
   5/31/2003          $  18,583       $ 12,544       $  11,765
   6/30/2003          $  18,882       $ 12,632       $  11,884
   7/31/2003          $  19,858       $ 13,024       $  12,275
   8/31/2003          $  20,712       $ 13,487       $  12,808
   9/30/2003          $  20,578       $ 13,382       $  12,648
  10/31/2003          $  21,277       $ 14,364       $  13,613
  11/30/2003          $  21,920       $ 14,781       $  13,995
  12/31/2003          $  23,160       $ 15,419       $  14,415
   1/31/2004          $  23,839       $ 15,825       $  14,833
   2/29/2004          $  24,691       $ 16,217       $  15,153
   3/31/2004          $  24,941       $ 16,243       $  15,156
   4/30/2004          $  24,977       $ 15,556       $  14,600
   5/31/2004          $  25,038       $ 15,955       $  14,962
   6/30/2004          $  25,645       $ 16,524       $  15,376
   7/31/2004          $  25,147       $ 16,076       $  14,703
   8/31/2004          $  25,402       $ 16,335       $  14,767
   9/30/2004          $  25,912       $ 16,811       $  15,246
  10/31/2004          $  26,009       $ 17,200       $  15,667
  11/30/2004          $  26,992       $ 18,362       $  16,621
  12/31/2004          $  28,066       $ 19,074       $  17,329
   1/31/2005          $  27,602       $ 18,629       $  16,900
   2/28/2005          $  28,179       $ 19,280       $  17,422
   3/31/2005          $  27,661       $ 19,221       $  17,285
   4/30/2005          $  26,648       $ 18,714       $  16,734
   5/31/2005          $  27,737       $ 19,488       $  17,536
   6/30/2005          $  28,345       $ 20,125       $  18,008
   7/31/2005          $  29,168       $ 21,083       $  18,957
   8/31/2005          $  29,320       $ 20,919       $  18,824
   9/30/2005          $  30,144       $ 21,203       $  19,074
  10/31/2005          $  29,422       $ 20,555       $  18,502
  11/30/2005          $  29,928       $ 21,280       $  19,324
  12/31/2005          $  30,289       $ 21,487       $  19,523
   1/31/2006          $  31,648       $ 22,419       $  20,526
   2/28/2006          $  31,441       $ 22,632       $  20,501
   3/31/2006          $  32,121       $ 23,125       $  21,010
   4/30/2006          $  32,593       $ 23,347       $  21,157
   5/31/2006          $  32,711       $ 22,859       $  20,445
   6/30/2006          $  32,460       $ 22,996       $  20,469
   7/31/2006          $  32,121       $ 22,866       $  20,021
   8/31/2006          $  33,435       $ 23,507       $  20,529
   9/30/2006          $  33,657       $ 23,807       $  20,901
  10/31/2006          $  34,498       $ 24,772       $  21,724

--------------------------------------------------------------------------------

            Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND for periods prior to April 11, 2005, reflects the Performance of the Fund's Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND for periods prior to April 11, 2005, reflects the performance of the Fund's Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class shares annual returns are substantially similar to what the Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Mid Cap Disciplined Fund, its predecessor fund.

2 The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Fund has selected the Russell Midcap(R) Value Index to replace the Russell Midcap(R) Index as its benchmark index going forward because the Russell Midcap(R) Value Index is more representative of the breadth of the Fund's holding. You cannot invest directly in an Index.

3 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND Investor Class shares for the life of the Fund with the Russell Midcap(R) Value Index and the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Ann M. Miletti                          12/31/1985
   Richard T. Weiss

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 13.81% 1 for the 12-month period that ended October 31, 2006, underperforming its benchmark, the Russell Midcap(R) Index 2, which returned 17.41% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, ADVISOR CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underweighted position in Real Estate Investment Trusts (REITs) and phone utilities contributed to relative underperformance compared to the Fund's benchmark. Stock selection in the cyclical and distribution sectors, as well as the Fund's overweighted position in the technology sector, hurt Fund performance to a lesser extent.

      Positive stock selection in the stable growth (e.g. consumer staples, media), energy, and health care sectors boosted performance. Advantageous stock selection in medical technology, energy services, as well as the publishing and broadcasting segments of the market was also beneficial to the Fund's performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our methodology includes buying stocks that are selling at a discount to their intrinsic private market value and selling stocks that approach their private market value. This discipline allows us to take a long-term perspective and be patient with stocks that are out-of-favor in the market, even when the market's focus is on the short-term.

      Consequently, additions were made in the technology sector, and positions in the energy, stable growth, and distribution sectors were reduced. The remaining sector weightings were fairly consistent throughout the 12-month period. The Fund ended the period overweighted in the technology, distribution, and energy sectors and underweighted in the interest-sensitive (e.g., financials, utilities, and REITs), cyclical, stable growth, and health care sectors.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The stock market remained strong during the past 12 months as the economy rebounded in the first quarter of 2006 from a slow fourth quarter in 2005. Toward the latter half of the 12-month period, the market became more optimistic about lower inflation risk, mainly due to the pullback we had seen in energy prices along with moderating economic growth and the impact that had on the Fed's decision keep the Federal funds rate at 5.25% in August, September, and October of 2006. We continue to see the corporate profit outlook for our companies as positive in general because the economy seems to be entering into the mid-cycle of the current economic expansion. The merger and acquisition market continues to be strong, which should benefit our investing style because we focus on valuing companies based on the potential cost of acquiring them.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

      The views expressed are as of October 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE OPPORTUNITY FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                  6-Months*   1-Year   5-Year  10-Year
------------------------------------------------------------------------------------------------------
Opportunity Fund - Administrator Class (Incept. Date 08/30/2002)    0.59      14.15    9.35     11.28
------------------------------------------------------------------------------------------------------
Opportunity Fund - Advisor Class (Incept. Date 02/24/2000)          0.46      13.86    9.00     10.94
------------------------------------------------------------------------------------------------------
Opportunity Fund - Investor Class (Incept. Date 12/31/1985)         0.43      13.81    9.14     11.18
------------------------------------------------------------------------------------------------------
Benchmark
------------------------------------------------------------------------------------------------------
  Russell Midcap(R) Index 2                                         2.68      17.41   14.80     12.29
------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
Beta**                                                                     0.94
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    16.74x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.31x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                    8.87
--------------------------------------------------------------------------------
Portfolio Turnover                                                           39%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL MIDCAP(R) INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 3 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

     [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN PRINTED MATERIAL]

Consumer Discretionary                                                      27%
Consumer Staples                                                             3%
Energy                                                                      11%
Financials                                                                  11%
Health Care                                                                  9%
Industrials                                                                  9%
Information Technology                                                      23%
Materials                                                                    5%
Utilities                                                                    2%

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
Praxair Incorporated                                                       2.51%
--------------------------------------------------------------------------------
Weatherford International Limited                                          2.42%
--------------------------------------------------------------------------------
Apache Corporation                                                         2.19%
--------------------------------------------------------------------------------
Cablevision Systems New York Group Class A                                 2.16%
--------------------------------------------------------------------------------
Waters Corporation                                                         1.95%
--------------------------------------------------------------------------------
Transocean Incorporated                                                    1.92%
--------------------------------------------------------------------------------
Accenture Limited Class A                                                  1.88%
--------------------------------------------------------------------------------
GlobalSantaFe Corporation                                                  1.75%
--------------------------------------------------------------------------------
Cadence Design Systems Incorporated                                        1.74%
--------------------------------------------------------------------------------
Comcast Corporation Special Class A                                        1.73%

GROWTH OF $10,000 INVESTMENT 5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

     [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN PRINTED MATERIAL]

                     WELLS FARGO
                      ADVANTAGE
                     OPPORTUNITY       Russell
                   FUND - Investor    Midcap(R)
                       Class            Index
                   ---------------    ---------
  10/31/1996          $  10,000       $ 10,000
  11/30/1996          $  10,704       $ 10,609
  12/31/1996          $  10,713       $ 10,501
   1/31/1997          $  10,838       $ 10,894
   2/28/1997          $  10,759       $ 10,877
   3/31/1997          $  10,507       $ 10,415
   4/30/1997          $  10,795       $ 10,674
   5/31/1997          $  11,532       $ 11,453
   6/30/1997          $  11,742       $ 11,828
   7/31/1997          $  12,731       $ 12,814
   8/31/1997          $  12,781       $ 12,675
   9/30/1997          $  13,485       $ 13,399
  10/31/1997          $  13,029       $ 12,877
  11/30/1997          $  13,051       $ 13,184
  12/31/1997          $  13,225       $ 13,547
   1/31/1998          $  13,186       $ 13,292
   2/28/1998          $  14,251       $ 14,331
   3/31/1998          $  15,093       $ 15,011
   4/30/1998          $  15,416       $ 15,048
   5/31/1998          $  14,907       $ 14,583
   6/30/1998          $  15,129       $ 14,785
   7/31/1998          $  14,635       $ 14,079
   8/31/1998          $  12,163       $ 11,827
   9/30/1998          $  12,999       $ 12,593
  10/31/1998          $  14,169       $ 13,452
  11/30/1998          $  14,613       $ 14,088
  12/31/1998          $  15,273       $ 14,915
   1/31/1999          $  15,673       $ 14,889
   2/28/1999          $  15,179       $ 14,394
   3/31/1999          $  15,742       $ 14,845
   4/30/1999          $  17,149       $ 15,941
   5/31/1999          $  17,324       $ 15,896
   6/30/1999          $  18,161       $ 16,456
   7/31/1999          $  18,242       $ 16,005
   8/31/1999          $  17,528       $ 15,590
   9/30/1999          $  17,373       $ 15,042
  10/31/1999          $  18,401       $ 15,755
  11/30/1999          $  19,050       $ 16,208
  12/31/1999          $  20,373       $ 17,634
   1/31/2000          $  19,762       $ 17,050
   2/29/2000          $  19,922       $ 18,361
   3/31/2000          $  21,978       $ 19,412
   4/30/2000          $  21,654       $ 18,494
   5/31/2000          $  21,942       $ 18,004
   6/30/2000          $  21,426       $ 18,536
   7/31/2000          $  21,194       $ 18,328
   8/31/2000          $  22,552       $ 20,085
   9/30/2000          $  21,736       $ 19,799
  10/31/2000          $  21,955       $ 19,493
  11/30/2000          $  20,583       $ 17,739
  12/31/2000          $  22,120       $ 19,089
   1/31/2001          $  23,332       $ 19,396
   2/28/2001          $  22,032       $ 18,215
   3/31/2001          $  20,945       $ 17,085
   4/30/2001          $  22,470       $ 18,546
   5/31/2001          $  22,611       $ 18,892
   6/30/2001          $  22,042       $ 18,714
   7/31/2001          $  21,739       $ 18,179
   8/31/2001          $  20,438       $ 17,480
   9/30/2001          $  17,613       $ 15,372
  10/31/2001          $  18,631       $ 15,980
  11/30/2001          $  20,277       $ 17,319
  12/31/2001          $  21,058       $ 18,015
   1/31/2002          $  20,742       $ 17,907
   2/28/2002          $  20,249       $ 17,717
   3/31/2002          $  21,256       $ 18,780
   4/30/2002          $  20,147       $ 18,416
   5/31/2002          $  19,981       $ 18,208
   6/30/2002          $  17,730       $ 16,987
   7/31/2002          $  15,741       $ 15,329
   8/31/2002          $  15,800       $ 15,413
   9/30/2002          $  14,091       $ 13,991
  10/31/2002          $  14,932       $ 14,698
  11/30/2002          $  16,551       $ 15,719
  12/31/2002          $  15,382       $ 15,099
   1/31/2003          $  14,980       $ 14,794
   2/28/2003          $  14,889       $ 14,598
   3/31/2003          $  14,718       $ 14,742
   4/30/2003          $  16,041       $ 15,813
   5/31/2003          $  17,698       $ 17,260
   6/30/2003          $  17,869       $ 17,434
   7/31/2003          $  18,453       $ 18,009
   8/31/2003          $  19,300       $ 18,791
   9/30/2003          $  18,914       $ 18,556
  10/31/2003          $  19,975       $ 19,972
  11/30/2003          $  20,351       $ 20,533
  12/31/2003          $  21,144       $ 21,148
   1/31/2004          $  21,980       $ 21,762
   2/29/2004          $  22,361       $ 22,231
   3/31/2004          $  22,194       $ 22,236
   4/30/2004          $  21,889       $ 21,419
   5/31/2004          $  22,307       $ 21,951
   6/30/2004          $  22,864       $ 22,558
   7/31/2004          $  22,071       $ 21,571
   8/31/2004          $  21,675       $ 21,665
   9/30/2004          $  22,527       $ 22,368
  10/31/2004          $  22,913       $ 22,985
  11/30/2004          $  24,140       $ 24,386
  12/31/2004          $  24,869       $ 25,424
   1/31/2005          $  24,167       $ 24,794
   2/28/2005          $  24,445       $ 25,560
   3/31/2005          $  24,124       $ 25,359
   4/30/2005          $  23,277       $ 24,551
   5/31/2005          $  24,483       $ 25,727
   6/30/2005          $  25,019       $ 26,419
   7/31/2005          $  26,477       $ 27,811
   8/31/2005          $  26,171       $ 27,617
   9/30/2005          $  26,139       $ 27,984
  10/31/2005          $  25,346       $ 27,145
  11/30/2005          $  26,402       $ 28,350
  12/31/2005          $  26,665       $ 28,642
   1/31/2006          $  27,991       $ 30,114
   2/28/2006          $  27,598       $ 30,078
   3/31/2006          $  27,991       $ 30,824
   4/30/2006          $  28,722       $ 31,039
   5/31/2006          $  27,640       $ 29,995
   6/30/2006          $  27,206       $ 30,030
   7/31/2006          $  26,612       $ 29,372
   8/31/2006          $  27,289       $ 30,118
   9/30/2006          $  28,115       $ 30,664
  10/31/2006          $  28,846       $ 31,871

--------------------------------------------------------------------------------

            Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Opportunity Fund, its predecessor fund, and for periods prior to August 30, 2002, reflects the performance of the Investor Class shares of the Strong Opportunity Fund. Performance shown for the Advisor Class shares of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Opportunity Fund, its predecessor fund, and for periods prior to February 24, 2000, reflects the performance of the Investor Class shares of the Strong Opportunity Fund adjusted to reflect Advisor Class expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Opportunity Fund, its predecessor fund.

2 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an Index.

3 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

4 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND Investor Class shares for the most recent ten years with the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            FUND INCEPTION DATE
   Robert J. Costomiris, CFA               03/28/2002

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 17.68% 1 for the 12-month period that ended October 31, 2006, underperforming its benchmark, the Russell 2000(R) Value Index 2, which returned 22.90%. In addition, the Fund underperformed the Russell 2000(R) Index 3, which returned 19.98% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Stock selection was important to the Fund's performance, and while the Fund underperformed its benchmark, it had solid returns. The Fund's position in media stocks had a negative impact on performance and was the primary cause of the Fund's underperformance relative to the benchmark. Specifically, the Fund's holdings in the radio group disappointed investors, and their stock prices fell during the last 12 months. We reduced the Fund's exposure to this sector as weaker fundamentals resulted in less manageable debt levels.

      On the positive side, the Fund benefited from its positions in materials, energy, and utility stocks. Specifically, FMC Technologies and Hanover Compressor (oil service companies) both performed well. The Fund has owned FMC Technologies in the past, while Hanover is a more recent addition. The Fund's holdings in the materials sector were positive contributors and included mining companies Glamis Gold and Gold Fields. KeySpan Corporation is an example of a utility stock that helped performance during the period. KeySpan was acquired by National Grid in February of 2006. Several of the Fund's communications equipment technology companies also helped Fund performance. Examples included both C-COR and MasTec.

      The small cap market has continued to post exceptional returns on both an absolute and relative basis. During the 12-month period, small cap stocks, as represented by the Russell 2000(R) Index, generally outperformed large cap stocks. Materials, industrial, and technology stocks led the market as global economic expansion continued. Consumer staple and utility stocks lagged.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      As an investment manager employing a disciplined value approach, we often buy the stocks of companies currently out of favor in the eyes of the broad market while at the same time selling into market strength. During the period, the Fund's weighting in the materials sector decreased as we took profits and saw fewer opportunities. For example, we took advantage of 25-year highs in gold and sold a number of the Fund's positions in gold stocks to capture profits. We increased our weighting in consumer staple stocks, for example, Tootsie Roll Industries, because we felt that they offered steady growth and stable cash flow investment opportunities.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We seek companies that have solid assets, manageable debt, credible management teams, and attractive prices. The companies we target are often temporarily out of favor with the market and may have lower stock prices. We believe that our disciplined investment process and risk-management focus are well suited for the current economic environment.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                            6-Months*    1-Year   Life of Fund
--------------------------------------------------------------------------------------------------------------
Small Cap Disciplined Fund - Administrator Class (Incept. Date 04/11/2005)    0.50        18.17        18.35
--------------------------------------------------------------------------------------------------------------
Small Cap Disciplined Fund - Institutional Class (Incept. Date 04/11/2005)    0.61        18.34        18.42
--------------------------------------------------------------------------------------------------------------
Small Cap Disciplined Fund - Investor Class (Incept. Date 03/28/2002)         0.28        17.68        18.20
--------------------------------------------------------------------------------------------------------------
Benchmarks
--------------------------------------------------------------------------------------------------------------
  Russell 2000(R)Value Index 2                                                4.58        22.90        13.54
--------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index 3                                                     0.90        19.98        10.81

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
Beta**                                                                     0.83
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    28.48x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.27x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                    0.50
--------------------------------------------------------------------------------
Portfolio Turnover                                                          100%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      13%
Consumer Staples                                                            15%
Energy                                                                       2%
Financials                                                                   1%
Health Care                                                                 22%
Industrials                                                                 13%
Information Technology                                                      19%
Materials                                                                   11%
Utilities                                                                    4%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
Tootsie Roll Industries Incorporated                                       3.76%
--------------------------------------------------------------------------------
C-COR Incorporated                                                         3.61%
--------------------------------------------------------------------------------
Pall Corporation                                                           3.52%
--------------------------------------------------------------------------------
Delta & Pine Land Company                                                  3.50%
--------------------------------------------------------------------------------
Diversa Corporation                                                        3.15%
--------------------------------------------------------------------------------
Hercules Incorporated                                                      3.02%
--------------------------------------------------------------------------------
MeadWestvaco Corporation                                                   3.01%
--------------------------------------------------------------------------------
Reader's Digest Association Incorporated                                   3.00%
--------------------------------------------------------------------------------
Nektar Therapeutics                                                        2.99%
--------------------------------------------------------------------------------
Lakes Entertainment Incorporated                                           2.96%

GROWTH OF $10,000 INVESTMENT 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      WELLS FARGO
                       ADVANTAGE
                       SMALL CAP      Russell
                      DISCIPLINED     2000(R)         Russell
                    FUND - Investor    Value          2000(R)
                         Class         Index           Index
                    ---------------   --------       ---------
   3/31/2002           $  10,000      $ 10,000       $  10,000
   4/30/2002           $   9,980      $ 10,323       $  10,091
   5/31/2002           $   9,650      $  9,982       $   9,643
   6/30/2002           $   9,570      $  9,761       $   9,165
   7/31/2002           $   8,510      $  8,310       $   7,781
   8/31/2002           $   8,640      $  8,273       $   7,761
   9/30/2002           $   8,120      $  7,682       $   7,203
  10/31/2002           $   8,470      $  7,798       $   7,434
  11/30/2002           $   9,230      $  8,420       $   8,098
  12/31/2002           $   9,120      $  8,061       $   7,647
   1/31/2003           $   8,720      $  7,834       $   7,435
   2/28/2003           $   8,380      $  7,570       $   7,211
   3/31/2003           $   8,430      $  7,651       $   7,304
   4/30/2003           $   9,520      $  8,378       $   7,996
   5/31/2003           $  10,980      $  9,233       $   8,854
   6/30/2003           $  11,350      $  9,390       $   9,014
   7/31/2003           $  12,240      $  9,858       $   9,578
   8/31/2003           $  12,550      $ 10,232       $  10,018
   9/30/2003           $  12,710      $ 10,115       $   9,833
  10/31/2003           $  13,440      $ 10,940       $  10,658
  11/30/2003           $  13,850      $ 11,360       $  11,037
  12/31/2003           $  14,823      $ 11,771       $  11,261
   1/31/2004           $  15,452      $ 12,178       $  11,750
   2/29/2004           $  15,771      $ 12,413       $  11,855
   3/31/2004           $  16,297      $ 12,585       $  11,966
   4/30/2004           $  16,503      $ 11,934       $  11,356
   5/31/2004           $  16,828      $ 12,078       $  11,536
   6/30/2004           $  17,240      $ 12,692       $  12,022
   7/31/2004           $  16,633      $ 12,108       $  11,213
   8/31/2004           $  16,102      $ 12,227       $  11,155
   9/30/2004           $  16,655      $ 12,711       $  11,679
  10/31/2004           $  16,525      $ 12,908       $  11,909
  11/30/2004           $  18,237      $ 14,054       $  12,941
  12/31/2004           $  18,831      $ 14,389       $  13,325
   1/31/2005           $  18,616      $ 13,832       $  12,769
   2/28/2005           $  19,203      $ 14,107       $  12,985
   3/31/2005           $  18,549      $ 13,817       $  12,613
   4/30/2005           $  17,270      $ 13,104       $  11,891
   5/31/2005           $  17,738      $ 13,903       $  12,669
   6/30/2005           $  18,446      $ 14,518       $  13,158
   7/31/2005           $  18,892      $ 15,344       $  13,992
   8/31/2005           $  19,075      $ 14,991       $  13,733
   9/30/2005           $  19,223      $ 14,966       $  13,776
  10/31/2005           $  18,321      $ 14,590       $  13,347
  11/30/2005           $  18,686      $ 15,182       $  13,995
  12/31/2005           $  18,710      $ 15,066       $  13,930
   1/31/2006           $  20,494      $ 16,311       $  15,180
   2/28/2006           $  20,590      $ 16,310       $  15,137
   3/31/2006           $  21,524      $ 17,099       $  15,871
   4/30/2006           $  21,500      $ 17,145       $  15,868
   5/31/2006           $  20,925      $ 16,435       $  14,977
   6/30/2006           $  20,650      $ 16,637       $  15,073
   7/31/2006           $  20,195      $ 16,407       $  14,583
   8/31/2006           $  20,973      $ 16,897       $  15,015
   9/30/2006           $  20,686      $ 17,062       $  15,140
  10/31/2006           $  21,560      $ 17,930       $  16,011

--------------------------------------------------------------------------------

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            Performance shown for the Administrator Class shares and Institutional Class shares of the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND for periods prior to April 11, 2005, reflects the performance of the Fund's Investor Class shares and includes expenses that are not applicable to and are higher than those of the Administrator Class shares and Institutional Class shares, respectively. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns and Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Small Company Value Fund, its predecessor fund.

2 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Russell 2000(R) Value Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell 2000(R) Value Index is more representative of the breadth of the Fund's holding. You cannot invest directly in an Index.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND Investor Class shares for the life of the Fund with the Russell 2000(R) Value Index and the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            FUND INCEPTION DATE
   I. Charles Rinaldi                      03/28/2002

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 14.13% 1 for the 12-month period that ended October 31, 2006, underperforming its benchmark, the Russell 2500(TM) Value Index 2, which returned 19.87%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 16.33%. It also underperformed the Russell Midcap(R) Index 4, which returned 17.41% and it underperformed the Russell 2000(R) Value Index 5, which returned 22.90% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's investment style is focused on identifying undervalued stocks with attractive valuations. We avoid chasing overvalued and over-hyped stocks. During the period, the Fund's underweighted position in traditional banks and real estate investment trusts (REITs) contributed to underperformance relative to the Fund's benchmark. Sectors that helped Fund performance included materials and industrial processing, energy, consumer discretionary, and technology. The Fund was underweighted in financials relative to its benchmark, and this hurt Fund performance.

      In materials, the best performers were steel, gold, and chemicals. In industrials, the leaders were construction and metal fabricating. The Fund was overweighted in materials and industrial processing because our fundamental research indicated that the underlying stocks offered the potential for added value.

      Holdings in energy stocks were also solid performers for the Fund and affirmed our investment team's proprietary research on oil-well equipment, servicing, crude oil, natural gas, drilling, and coal-related companies. In particular, the Fund's holdings in infrastructure-related energy companies stayed strong. Nevertheless, with energy prices fluctuating, we remained attentive and cautious with the sector overall.

      Holdings in consumer discretionary stocks also helped Fund performance, with particular strength coming from commercial services stocks. Retailers held in the Fund were contributors, highlighted by small niche companies held for some time. Technology stocks contributed to Fund performance as merger and acquisition activity picked up in the third quarter of 2006. Stocks with higher price-to-earnings ratios were strong in the first three months of 2006, allowing the Fund's benchmark to perform well in technology. We typically avoid higher price-to-earnings ratios and screen for companies with lower price-to-earnings ratios because we believe that stocks with extended valuations that lack strong fundamentals fail to perform well in the long term. At times, our preference for lower price-to-earnings ratios in the stocks we select can contribute to the Fund's relative underperformance compared to its benchmark.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We took advantage of historically high valuations in the energy and materials sectors. Gains from energy were reinvested in selected companies within financials and technology. Our deep research allows us to identify companies that we believe have quality valuations. At the same time, our investment process helps us to determine price targets so that we know when to sell or reduce a holding. During the period, we found and purchased quality valuations in property and casualty insurance companies in niche markets that we believe have the potential for solid performance.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We are cautious in the near term about the broad stock market. Over the long term, we believe that the small/mid-cap value asset class remains attractive as many small/mid-cap companies continue to be underappreciated by Wall Street and undervalued by investors. We will seek to take advantage of inefficiencies within the small and mid cap value asset class because we believe that current markets reward active management and strong stock selection. We remain focused on identifying investment opportunities in stocks with quality management and strong fundamentals that pass our stringent investment process.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of October 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

                                                                           6-Months*    1-Year   Life of Fund
-------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund - Administrator Class (Incept. Date 04/11/2005)    (2.66)      14.66       13.46
-------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund - Institutional Class (Incept. Date 08/31/2006)    (2.75)      14.26       13.32
-------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund - Investor Class (Incept. Date 03/28/2002)         (2.85)      14.13       13.30
-------------------------------------------------------------------------------------------------------------
Benchmarks
-------------------------------------------------------------------------------------------------------------
  Russell 2500(TM) Value Index 2                                             3.94       19.87       13.90
-------------------------------------------------------------------------------------------------------------
  S&P 500 Index 3                                                            6.11       16.33        5.94
-------------------------------------------------------------------------------------------------------------
  Russell Midcap(R) Index 4                                                  2.68       17.41       12.29
-------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Value Index 5                                              4.58       22.90       13.54

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
Beta**                                                                     1.26
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    19.73x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        1.97x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                    0.63
--------------------------------------------------------------------------------
Portfolio Turnover                                                           56%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2500(TM) VALUE INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 6 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      10%
Energy                                                                      18%
Financials                                                                  10%
Health Care                                                                 10%
Industrials                                                                 16%
Information Technology                                                      22%
Materials                                                                   13%
Telecommunication Services                                                   1%

TEN LARGEST EQUITY HOLDINGS 6,7 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------
Global Industries Limited                                                  4.39%
--------------------------------------------------------------------------------
Encorium Group Incorporated                                                2.77%
--------------------------------------------------------------------------------
Randgold Resources Limited ADR                                             2.44%
--------------------------------------------------------------------------------
Trilogy Energy Trust                                                       2.06%
--------------------------------------------------------------------------------
3Com Corporation                                                           1.87%
--------------------------------------------------------------------------------
MRV Communications Incorporated                                            1.82%
--------------------------------------------------------------------------------
Allied Healthcare Products Incorporated                                    1.72%
--------------------------------------------------------------------------------
Apex Silver Mines Limited                                                  1.51%
--------------------------------------------------------------------------------
Intermec Incorporated                                                      1.45%
--------------------------------------------------------------------------------
Geo Group Incorporated                                                     1.45%

GROWTH OF $10,000 INVESTMENT 8 (AS OF OCTOBER 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO
                ADVANTAGE
                SMALL/MID
                CAP VALUE      Russell                               Russell
                 FUND -        2500(TM)                  Russell     2000(R)
                Investor        Value       S&P 500     Midcap(R)     Value
                  Class         Index        Index        Index       Index
               -----------    ---------    ---------    ---------    --------
   3/31/2002    $ 10,000      $  10,000    $  10,000    $  10,000    $ 10,000
   4/30/2002    $  9,810      $  10,171    $   9,394    $   9,847    $ 10,323
   5/31/2002    $  9,660      $  10,004    $   9,325    $   9,736    $  9,982
   6/30/2002    $  8,930      $   9,651    $   8,661    $   9,083    $  9,761
   7/31/2002    $  7,640      $   8,534    $   7,986    $   8,197    $  8,310
   8/31/2002    $  7,830      $   8,579    $   8,038    $   8,242    $  8,273
   9/30/2002    $  7,020      $   7,877    $   7,166    $   7,481    $  7,682
  10/31/2002    $  7,160      $   7,990    $   7,796    $   7,859    $  7,798
  11/30/2002    $  7,680      $   8,573    $   8,254    $   8,405    $  8,420
  12/31/2002    $  7,580      $   8,306    $   7,769    $   8,074    $  8,061
   1/31/2003    $  7,470      $   8,055    $   7,566    $   7,911    $  7,834
   2/28/2003    $  7,360      $   7,857    $   7,453    $   7,806    $  7,570
   3/31/2003    $  7,280      $   7,910    $   7,524    $   7,883    $  7,651
   4/30/2003    $  7,870      $   8,626    $   8,144    $   8,455    $  8,378
   5/31/2003    $  8,920      $   9,424    $   8,573    $   9,229    $  9,233
   6/30/2003    $  9,060      $   9,593    $   8,682    $   9,323    $  9,390
   7/31/2003    $  9,600      $  10,010    $   8,836    $   9,630    $  9,858
   8/31/2003    $ 10,020      $  10,413    $   9,008    $  10,048    $ 10,232
   9/30/2003    $  9,960      $  10,339    $   8,912    $   9,922    $ 10,115
  10/31/2003    $ 10,660      $  11,129    $   9,416    $  10,679    $ 10,940
  11/30/2003    $ 11,090      $  11,583    $   9,499    $  10,979    $ 11,360
  12/31/2003    $ 12,010      $  12,038    $   9,997    $  11,308    $ 11,771
   1/31/2004    $ 12,320      $  12,427    $  10,180    $  11,637    $ 12,178
   2/29/2004    $ 12,770      $  12,680    $  10,322    $  11,887    $ 12,413
   3/31/2004    $ 13,020      $  12,781    $  10,166    $  11,890    $ 12,585
   4/30/2004    $ 12,240      $  12,112    $  10,007    $  11,453    $ 11,934
   5/31/2004    $ 12,400      $  12,356    $  10,144    $  11,737    $ 12,078
   6/30/2004    $ 12,860      $  12,846    $  10,341    $  12,062    $ 12,692
   7/31/2004    $ 12,110      $  12,329    $   9,998    $  11,535    $ 12,108
   8/31/2004    $ 11,710      $  12,484    $  10,039    $  11,585    $ 12,227
   9/30/2004    $ 12,640      $  12,878    $  10,147    $  11,961    $ 12,711
  10/31/2004    $ 12,550      $  13,111    $  10,302    $  12,291    $ 12,908
  11/30/2004    $ 14,000      $  14,183    $  10,719    $  13,039    $ 14,054
  12/31/2004    $ 14,337      $  14,635    $  11,084    $  13,595    $ 14,389
   1/31/2005    $ 13,881      $  14,164    $  10,814    $  13,258    $ 13,832
   2/28/2005    $ 14,679      $  14,518    $  11,041    $  13,668    $ 14,107
   3/31/2005    $ 14,038      $  14,324    $  10,846    $  13,560    $ 13,817
   4/30/2005    $ 12,953      $  13,788    $  10,640    $  13,128    $ 13,104
   5/31/2005    $ 13,421      $  14,554    $  10,978    $  13,757    $ 13,903
   6/30/2005    $ 14,304      $  15,087    $  10,994    $  14,127    $ 14,518
   7/31/2005    $ 15,325      $  15,895    $  11,403    $  14,871    $ 15,344
   8/31/2005    $ 15,761      $  15,606    $  11,299    $  14,767    $ 14,991
   9/30/2005    $ 16,186      $  15,623    $  11,391    $  14,964    $ 14,966
  10/31/2005    $ 15,548      $  15,162    $  11,200    $  14,515    $ 14,590
  11/30/2005    $ 15,963      $  15,784    $  11,624    $  15,159    $ 15,182
  12/31/2005    $ 16,247      $  15,767    $  11,628    $  15,315    $ 15,066
   1/31/2006    $ 17,724      $  16,805    $  11,937    $  16,103    $ 16,311
   2/28/2006    $ 17,235      $  16,828    $  11,969    $  16,083    $ 16,310
   3/31/2006    $ 17,941      $  17,418    $  12,117    $  16,482    $ 17,099
   4/30/2006    $ 18,267      $  17,486    $  12,280    $  16,598    $ 17,145
   5/31/2006    $ 17,496      $  16,881    $  11,927    $  16,039    $ 16,435
   6/30/2006    $ 17,354      $  16,976    $  11,943    $  16,058    $ 16,637
   7/31/2006    $ 16,887      $  16,741    $  12,016    $  15,706    $ 16,407
   8/31/2006    $ 17,289      $  17,187    $  12,302    $  16,105    $ 16,897
   9/30/2006    $ 17,072      $  17,362    $  12,618    $  16,397    $ 17,062
  10/31/2006    $ 17,745      $  18,175    $  13,029    $  17,042    $ 17,930

--------------------------------------------------------------------------------

            Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Fund's Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance for the Institutional Class shares of the Wells Fargo Advantage Small/Mid Cap Value Fund prior to August 31, 2006, reflects the performance of the Investor Class shares of the Fund and includes fees and expenses that are not applicable to and are higher than those of the Institutional Class, and prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Small/Mid Cap Value Fund, its predecessor fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Small/Mid Cap Value Fund, its predecessor fund.

2 The Russell 2500(TM) Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Russell 2500(TM) Value Index to replace the S&P 500 Index, the Russell 2000(R) Value Index and the Russell Midcap(R) Index as its benchmark index going forward because the Russell 2500(TM) Value Index is more representative of the breadth of the Fund's holding. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an Index.

5 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

6 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

7 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND Investor Class shares for the life of the Fund with the Russell 2500(TM) Value Index, S&P 500 Index, Russell Midcap(R) Index and Russell 2000(R) Value Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS    FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (May 1, 2006 to October 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Beginning      Ending
                                                                  Account       Account      Expenses    Net Annual
                                                                   Value         Value      Paid During   Expense
                                                                 05/01/2006    10/31/2006    Period(1)     Ratio
Wells Fargo Advantage Discovery Fund
-------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Discovery Fund - Administrator Class
Actual                                                           $1,000.00     $  973.50    $    5.72       1.15%
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                         $1,000.00     $1,019.41    $    5.85       1.15%
-------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Discovery Fund - Institutional Class
Actual                                                           $1,000.00     $  973.20    $    4.33       0.87%
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                         $1,000.00     $1,020.82    $    4.43       0.87%
-------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Discovery Fund - Investor Class
Actual                                                           $1,000.00     $  972.50    $    6.86       1.38%
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                         $1,000.00     $1,018.25    $    7.02       1.38%

Wells Fargo Advantage Enterprise Fund
-------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Enterprise Fund - Administrator Class
Actual                                                           $1,000.00     $  957.90    $    5.68       1.15%
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                         $1,000.00     $1,019.41    $    5.85       1.15%
-------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Enterprise Fund - Advisor Class
Actual                                                           $1,000.00     $  956.60    $    6.86       1.39%
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                         $1,000.00     $1,018.20    $    7.07       1.39%
-------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Enterprise Fund - Institutional Class
Actual                                                           $1,000.00     $  959.30    $    4.44       0.90%
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                         $1,000.00     $1,020.67    $    4.58       0.90%
-------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Enterprise Fund - Investor Class
Actual                                                           $1,000.00     $  956.00    $    7.69       1.56%
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                         $1,000.00     $1,017.34    $    7.93       1.56%

FUND EXPENSES (UNAUDITED)    WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                               Beginning      Ending
                                                                                Account       Account     Expenses     Net Annual
                                                                                 Value        Value      Paid During     Expense
                                                                               05/01/2006   10/31/2006    Period(1)       Ratio
Wells Fargo Advantage Mid Cap Disciplined Fund
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Disciplined Fund - Administrator Class
Actual                                                                          $1,000.00    $1,059.80    $    5.97       1.15%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,019.41    $    5.85       1.15%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Disciplined Fund - Institutional Class
Actual                                                                          $1,000.00    $1,060.60    $    4.67       0.90%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,020.67    $    4.58       0.90%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Disciplined Fund - Investor Class
Actual                                                                          $1,000.00    $1,058.50    $    6.80       1.31%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,018.60    $    6.67       1.31%

Wells Fargo Advantage Opportunity Fund
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity Fund - Administrator Class
Actual                                                                          $1,000.00    $1,005.90    $    5.26       1.04%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,019.96    $    5.30       1.04%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity Fund - Advisor Class
Actual                                                                          $1,000.00    $1,004.60    $    6.52       1.29%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,018.70    $    6.56       1.29%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity Fund - Investor Class
Actual                                                                          $1,000.00    $1,004.30    $    6.82       1.35%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,018.40    $    6.87       1.35%

Wells Fargo Advantage Small Cap Disciplined Fund
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Disciplined Fund - Administrator Class
Actual                                                                          $1,000.00    $1,005.00    $    6.06       1.20%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,019.16    $    6.11       1.20%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Disciplined Fund - Institutional Class
Actual                                                                          $1,000.00    $1,006.10    $    5.06       1.00%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,020.16    $    5.09       1.00%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Disciplined Fund - Investor Class
Actual                                                                          $1,000.00    $1,002.80    $    8.13       1.61%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,017.09    $    8.19       1.61%

Wells Fargo Advantage Small/Mid Cap Value Fund
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small/Mid Cap Value Fund - Administrator Class
Actual                                                                          $1,000.00    $  973.40    $    5.72       1.15%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,019.41    $    5.85       1.15%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small/Mid Cap Value Fund - Institutional Class
Actual                                                                          $1,000.00    $  972.50    $    4.42       0.89%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,020.72    $    4.53       0.89%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small/Mid Cap Value Fund - Investor Class
Actual                                                                          $1,000.00    $  971.50    $    7.80       1.57%
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                        $1,000.00    $1,017.29    $    7.98       1.57%

(1) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT SIX-MONTH PERIOD DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 94.07%

AEROSPACE, DEFENSE - 1.54%
    174,219   BE AEROSPACE INCORPORATED+                                                                         $    4,404,256
                                                                                                                 --------------

AMUSEMENT & RECREATION SERVICES - 3.22%
     49,300   HARRAH'S ENTERTAINMENT INCORPORATED                                                                     3,664,469
    107,800   LIFE TIME FITNESS INCORPORATED+                                                                         5,554,934

                                                                                                                      9,219,403
                                                                                                                 --------------

APPAREL & ACCESSORY STORES - 5.84%
     28,872   ABERCROMBIE & FITCH COMPANY CLASS A                                                                     2,213,039
    114,500   AEROPOSTALE INCORPORATED+                                                                               3,355,995
    157,100   BEBE STORES INCORPORATED                                                                                3,900,793
    234,568   CASUAL MALE RETAIL GROUP INCORPORATED+                                                                  3,473,952
     55,800   DSW INCORPORATED CLASS A+                                                                               1,930,680
     40,193   UNDER ARMOUR INCORPORATED+                                                                              1,862,946

                                                                                                                     16,737,405
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.65%
     32,800   GUESS? INCORPORATED+                                                                                    1,867,960
                                                                                                                 --------------

BUSINESS SERVICES - 9.32%
    202,900   BEA SYSTEMS INCORPORATED+                                                                               3,301,183
     72,800   CERNER CORPORATION+                                                                                     3,516,968
    100,300   CITRIX SYSTEMS INCORPORATED+                                                                            2,961,859
     86,500   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                     6,511,720
    171,080   EMAGEON INCORPORATED+                                                                                   2,728,726
     39,400   ROBERT HALF INTERNATIONAL INCORPORATED                                                                  1,440,070
    261,400   THE TRIZETTO GROUP INCORPORATED+                                                                        4,467,326
     53,006   TRANSACTION SYSTEMS ARCHITECTS INCORPORATED+                                                            1,786,832

                                                                                                                     26,714,684
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 0.51%
     31,503   DIGENE CORPORATION+                                                                                     1,462,684
                                                                                                                 --------------

COMMUNICATIONS - 9.25%
    183,200   AMERICAN TOWER CORPORATION CLASS A+                                                                     6,598,864
    104,400   EQUINIX INCORPORATED+                                                                                   7,140,960
     53,600   LEAP WIRELESS INTERNATIONAL INCORPORATED+                                                               2,972,656
    150,684   NII HOLDINGS INCORPORATED+                                                                              9,798,981

                                                                                                                     26,511,461
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 2.25%
    122,800   COVANTA HOLDING CORPORATION+                                                                            2,496,524
    161,800   WILLIAMS COMPANIES INCORPORATED                                                                         3,952,774

                                                                                                                      6,449,298
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.03%
     75,257   CIENA CORPORATION+<<                                                                                    1,769,292
     97,300   CYMER INCORPORATED+                                                                                     4,507,909
     30,870   HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                            3,159,545
     77,200   MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                 2,740,600

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
    230,600   MICROSEMI CORPORATION+                                                                             $    4,519,760
     98,500   TESSERA TECHNOLOGIES INCORPORATED+                                                                      3,438,635
    115,000   ZOLTEK COMPANIES INCORPORATED+                                                                          2,883,050

                                                                                                                     23,018,791
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.11%
     58,100   GEN-PROBE INCORPORATED+                                                                                 2,781,247
     20,450   SAIC INCORPORATED+                                                                                        409,000

                                                                                                                      3,190,247
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.51%
    138,900   LADISH COMPANY INCORPORATED+                                                                            4,336,458
                                                                                                                 --------------

HEALTH SERVICES - 3.07%
     39,990   COMMUNITY HEALTH SYSTEMS INCORPORATED+                                                                  1,297,676
     65,400   COVANCE INCORPORATED+                                                                                   3,825,900
     82,000   PEDIATRIX MEDICAL GROUP INCORPORATED+                                                                   3,684,260

                                                                                                                      8,807,836
                                                                                                                 --------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS - 1.08%
     68,851   FOSTER WHEELER LIMITED+                                                                                 3,094,852
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.20%
    218,250   HILTON HOTELS CORPORATION                                                                               6,311,790
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.11%
     48,700   ASTEC INDUSTRIES INCORPORATED+                                                                          1,553,043
     88,700   GAMESTOP CORPORATION CLASS A+                                                                           4,529,022
     66,700   RACKABLE SYSTEMS INCORPORATED+                                                                          2,068,367
     51,600   SANDISK CORPORATION+                                                                                    2,481,960
     77,500   TEREX CORPORATION+                                                                                      4,011,400

                                                                                                                     14,643,792
                                                                                                                 --------------

INSURANCE CARRIERS - 2.24%
    180,400   ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                    6,431,260
                                                                                                                 --------------

JUSTICE, PUBLIC ORDER & SAFETY - 2.34%
     62,400   CORRECTIONS CORPORATION OF AMERICA+                                                                     2,851,056
    101,652   GEO GROUP INCORPORATED+                                                                                 3,862,776

                                                                                                                      6,713,832
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 10.11%
    266,400   AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED+                                                         4,744,584
     47,900   C.R. BARD INCORPORATED                                                                                  3,925,884
    102,960   DENTSPLY INTERNATIONAL INCORPORATED<<                                                                   3,220,589
     72,500   DEXCOM INCORPORATED+                                                                                      638,000
     85,100   ENERGY CONVERSION DEVICES INCORPORATED+                                                                 3,130,829
    246,450   EV3 INCORPORATED+<<                                                                                     4,224,153
     77,615   FORMFACTOR INCORPORATED+                                                                                2,963,341
     52,900   HAEMONETICS CORPORATION+                                                                                2,412,240
     84,200   RESMED INCORPORATED+                                                                                    3,703,958

                                                                                                                     28,963,578
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
MEDICAL MANAGEMENT SERVICES - 1.10%
     67,100   COVENTRY HEALTH CARE INCORPORATED+                                                                 $    3,150,345
                                                                                                                 --------------

METAL MINING - 3.62%
    144,800   GLAMIS GOLD LIMITED+                                                                                    6,385,680
    180,200   PAN AMERICAN SILVER CORPORATION+<<                                                                      3,993,232

                                                                                                                     10,378,912
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 1.29%
    121,400   COLDWATER CREEK INCORPORATED+                                                                           3,701,486
                                                                                                                 --------------

OIL & GAS EXTRACTION - 7.16%
     36,600   CANADIAN NATURAL RESOURCES LIMITED                                                                      1,908,690
    175,600   CHESAPEAKE ENERGY CORPORATION                                                                           5,696,464
     93,200   NEWFIELD EXPLORATION COMPANY+                                                                           3,801,628
    203,700   TETRA TECHNOLOGIES INCORPORATED+                                                                        5,275,830
    112,200   TODCO+                                                                                                  3,829,386

                                                                                                                     20,511,998
                                                                                                                 --------------

PACKAGED FOODS - 0.62%
     51,200   IHS INCORPORATED+                                                                                       1,769,984
                                                                                                                 --------------

PERSONAL SERVICES - 0.83%
     78,200   COINSTAR INCORPORATED+                                                                                  2,375,716
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 3.02%
     54,900   CHAPARRAL STEEL COMPANY                                                                                 2,283,291
     93,400   PRECISION CASTPARTS CORPORATION                                                                         6,356,804

                                                                                                                      8,640,095
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.95%
     55,000   NUVEEN INVESTMENTS CLASS A                                                                              2,711,500
                                                                                                                 --------------

TRANSPORTATION BY AIR - 1.14%
    114,700   AMR CORPORATION+                                                                                        3,250,598
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 2.17%
    117,900   CENTRAL EUROPEAN DISTRIBUTION CORPORATION+                                                              2,992,302
     60,200   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                    3,220,700

                                                                                                                      6,213,002
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 2.79%
     80,557   CONCEPTUS INCORPORATED+                                                                                 1,596,640
    109,800   CYTYC CORPORATION+<<                                                                                    2,900,914
    102,000   RELIANCE STEEL & ALUMINUM COMPANY                                                                       3,503,700

                                                                                                                      8,001,254
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $222,513,076)                                                                             269,584,477
                                                                                                                 --------------
COLLATERAL FOR SECURITIES LENDING - 4.71%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.10%
    278,702   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    278,702
         47   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                                47

                                                                                                                        278,749
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    DISCOVERY FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 4.61%
$    61,037   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.35%       11/15/2007    $       61,065
      6,782   AQUINAS FUNDING LLC++                                                    5.33        12/11/2006             6,742
    339,093   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        11/03/2006           339,093
    169,547   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        12/22/2006           169,547
    169,547   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.30        04/25/2007           169,555
    186,372   ATOMIUM FUNDING CORPORATION++                                            5.35        11/03/2006           186,318
    169,547   BANCO SANTANDER TOTTA LOAN+/-++                                          5.32        11/16/2007           169,550
    169,547   BANK OF AMERICA NA SERIES BKNT+/-                                        5.36        06/19/2007           169,579
    111,901   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.42        01/12/2007           111,923
     40,691   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.53        01/16/2007            40,707
    129,174   BUCKINGHAM II CDO LLC++                                                  5.30        11/20/2006           128,816
    428,607   BUCKINGHAM II CDO LLC                                                    5.31        11/21/2006           427,355
    169,547   BUCKINGHAM III CDO LLC++                                                 5.33        12/15/2006           168,461
    122,074   CAIRN HIGH GRADE FUNDING I LLC                                           5.30        11/16/2006           121,806
    135,637   CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        11/14/2006           135,380
     68,497   CAIRN HIGH GRADE FUNDING I LLC                                           5.35        11/01/2006            68,497
    125,125   CEDAR SPRINGS CAPITAL COMPANY                                            5.32        11/17/2006           124,834
     74,926   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        11/02/2006            74,915
     62,427   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        12/06/2006            62,109
     67,819   CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        01/17/2007            67,058
    169,547   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.34        07/16/2007           169,555
    169,547   CULLINAN FINANCE CORPORATION+/-++                                        5.37        11/15/2006           169,550
    339,093   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.28        06/25/2007           339,080
    617,556   DEER VALLEY FUNDING LLC                                                  5.31        11/14/2006           616,383
    155,983   DEER VALLEY FUNDING LLC                                                  5.31        11/20/2006           155,551
      8,586   DEER VALLEY FUNDING LLC++                                                5.32        11/27/2006             8,553
    500,128   DNB NOR BANK ASA                                                         5.33        11/01/2006           500,128
      6,782   EDISON ASSET SECURITIZATION LLC                                          5.41        12/11/2006             6,742
    339,093   FAIRWAY FINANCE CORPORATION                                              5.32        11/01/2006           339,093
     35,266   FCAR OWNER TRUST SERIES II                                               5.30        11/03/2006            35,255
  1,231,036   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $1,231,219)            5.36        11/01/2006         1,231,036
     99,510   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.31        11/15/2006            99,307
      8,477   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.43        11/06/2006             8,471
      8,477   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46        11/27/2006             8,445
     55,408   GALLEON CAPITAL LLC                                                      5.35        11/01/2006            55,408
     97,320   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46        03/30/2007            97,382
     13,564   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007            13,569
     23,737   HBOS TREASURY SERVICES PLC+/-++                                          5.45        01/12/2007            23,745
     95,116   HSBC BANK USA+/-                                                         5.41        12/14/2006            95,123
    237,365   IBM CORPORATION SERIES MTN+/-                                            5.36        06/28/2007           237,479
    440,821   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.39        09/17/2007           440,821
    169,547   INTESA BANK IRELAND PLC SERIES BKNT+/-++                                 5.32        11/23/2007           169,538
     82,739   K2 USA LLC                                                               5.32        11/10/2006            82,630
    101,728   KAUPTHING BANK SERIES MTN+/-++                                           5.38        03/20/2007           101,678
     62,664   KLIO FUNDING CORPORATION++                                               5.36        11/03/2006            62,646
    407,359   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.30        11/06/2006           407,062

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    DISCOVERY FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   203,903   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.31%       11/08/2006    $      203,696
    678,186   LEXINGTON PARKER CAPITAL CORPORATION++                                   5.32        11/01/2006           678,186
     13,564   LIBERTY STREET FUNDING CORPORATION                                       5.31        11/15/2006            13,536
    169,547   LIBERTY STREET FUNDING CORPORATION++                                     5.35        11/01/2006           169,547
    101,728   LIQUID FUNDING LIMITED+/-++                                              5.29        12/01/2006           101,728
    169,547   LIQUID FUNDING LIMITED++                                                 5.33        12/07/2006           168,658
    101,728   LIQUID FUNDING LIMITED                                                   5.47        12/28/2006           100,884
     40,691   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007            40,697
     67,819   MBIA GLOBAL FUNDING LLC+/-++                                             5.32        02/20/2007            67,822
     38,318   MORGAN STANLEY+/-                                                        5.50        11/09/2006            38,318
    169,547   MORGAN STANLEY+/-                                                        5.50        07/27/2007           169,718
    114,105   MORGAN STANLEY+/-                                                        5.51        01/12/2007           114,140
     40,488   MORGAN STANLEY+/-                                                        5.55        11/24/2006            40,493
     31,366   MORGAN STANLEY SERIES EXL+/-ss.                                          5.38        12/14/2007            31,370
    121,497   NATIONWIDE BUILDING SOCIETY+/-++                                         5.49        07/20/2007           121,630
     37,300   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51        12/11/2006            37,308
    106,238   NORTH SEA FUNDING LLC                                                    5.31        11/09/2006           106,114
    339,093   NORTHERN ROCK PLC+/-++ss.                                                5.32        12/05/2007           339,137
    101,728   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.30        05/15/2007           101,728
     27,433   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.34        05/22/2007            27,436
    418,611   SHEFFIELD RECEIVABLES CORPORATION                                        5.34        11/01/2006           418,610
    135,637   SLM CORPORATION+/-++ss.                                                  5.32        12/12/2007           135,677
    115,292   STANFIELD VICTORIA FUNDING LLC++                                         5.37        11/27/2006           114,855
     39,206   TRAVELERS INSURANCE COMPANY+/-                                           5.39        02/09/2007            39,205
    169,547   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.33        06/15/2007           169,557
    169,547   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.33        03/09/2007           169,577
    169,547   VERSAILLES CDS LLC++                                                     5.35        11/01/2006           169,547
    277,175   WHITE PINE FINANCE LLC++                                                 5.31        11/10/2006           276,812
     42,048   WINDMILL FUNDING CORPORATION++                                           5.35        11/01/2006            42,048
    737,189   WORLD OMNI VEHICLE LEASING INCORPORATED++                                5.31        11/15/2006           735,685

                                                                                                                     13,221,259
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $13,500,008)                                                           13,500,008
                                                                                                                 --------------

SHARES
SHORT-TERM INVESTMENTS - 5.68%
 16,271,516   WELLS FARGO MONEY MARKET TRUST~@                                                                       16,271,516
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $16,271,516)                                                                      16,271,516
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $252,284,600)*                        104.46%                                                              $  299,356,001
OTHER ASSETS AND LIABILITIES, NET            (4.46)                                                                 (12,784,874)
                                            ------                                                               --------------

TOTAL NET ASSETS                            100.00%                                                              $  286,571,127
                                            ======                                                               --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    DISCOVERY FUND
--------------------------------------------------------------------------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

ss. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $16,271,516.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $254,602,773 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                        $ 52,075,805
      GROSS UNREALIZED DEPRECIATION                          (7,322,577)
                                                           ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $ 44,753,228

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    ENTERPRISE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 92.63%

AEROSPACE, DEFENSE - 1.61%
    148,352   BE AEROSPACE INCORPORATED+                                                                         $    3,750,339
                                                                                                                 --------------

AMUSEMENT & RECREATION SERVICES - 1.36%
     42,800   HARRAH'S ENTERTAINMENT INCORPORATED                                                                     3,181,324
                                                                                                                 --------------

APPAREL & ACCESSORY STORES - 4.03%
     23,726   ABERCROMBIE & FITCH COMPANY CLASS A                                                                     1,818,598
     99,100   AEROPOSTALE INCORPORATED+                                                                               2,904,621
    127,700   BEBE STORES INCORPORATED                                                                                3,170,791
     32,789   UNDER ARMOUR INCORPORATED+                                                                              1,519,770

                                                                                                                      9,413,780
                                                                                                                 --------------

BUSINESS SERVICES - 8.33%
     87,400   ADOBE SYSTEMS INCORPORATED+                                                                             3,343,050
    166,400   BEA SYSTEMS INCORPORATED+                                                                               2,707,328
     24,400   CERNER CORPORATION+                                                                                     1,178,764
     81,900   CITRIX SYSTEMS INCORPORATED+                                                                            2,418,507
     63,400   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                     4,772,752
     31,900   ELECTRONIC ARTS INCORPORATED+                                                                           1,687,191
     32,100   ROBERT HALF INTERNATIONAL INCORPORATED                                                                  1,173,255
     14,600   THE TRIZETTO GROUP INCORPORATED+                                                                          249,514
     57,105   TRANSACTION SYSTEMS ARCHITECTS INCORPORATED+                                                            1,925,010

                                                                                                                     19,455,371
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 2.31%
     26,949   DIGENE CORPORATION+                                                                                     1,251,242
     60,000   GILEAD SCIENCES INCORPORATED+                                                                           4,134,000

                                                                                                                      5,385,242
                                                                                                                 --------------

COMMUNICATIONS - 7.64%
    113,300   AMERICAN TOWER CORPORATION CLASS A+                                                                     4,081,066
     86,000   EQUINIX INCORPORATED+                                                                                   5,882,400
    120,879   NII HOLDINGS INCORPORATED+                                                                              7,860,761

                                                                                                                     17,824,227
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 0.85%
     41,300   MARSHALL & ILSLEY CORPORATION                                                                           1,979,922
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 2.37%
    107,700   COVANTA HOLDING CORPORATION+                                                                            2,189,541
    136,600   WILLIAMS COMPANIES INCORPORATED                                                                         3,337,138

                                                                                                                      5,526,679
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.37%
     60,457   CIENA CORPORATION+<<                                                                                    1,421,344
     18,700   COOPER INDUSTRIES LIMITED CLASS A                                                                       1,672,715
     68,200   CYMER INCORPORATED+                                                                                     3,159,706
     25,690   HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                            2,629,372
    159,100   MARVELL TECHNOLOGY GROUP LIMITED+                                                                       2,908,348

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    ENTERPRISE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
     62,860   MEMC ELECTRONIC MATERIALS INCORPORATED+                                                            $    2,231,530
    157,200   MICROSEMI CORPORATION+                                                                                  3,081,120
     53,600   NETWORK APPLIANCE INCORPORATED+<<                                                                       1,956,400
     80,645   TESSERA TECHNOLOGIES INCORPORATED+                                                                      2,815,317

                                                                                                                     21,875,852
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.35%
     53,900   CELGENE CORPORATION+                                                                                    2,880,416
     47,600   GEN-PROBE INCORPORATED+                                                                                 2,278,612
     16,700   SAIC INCORPORATED+                                                                                        334,000

                                                                                                                      5,493,028
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 1.30%
    150,900   COCA-COLA ENTERPRISES INCORPORATED                                                                      3,022,527
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 1.58%
     49,100   J.C. PENNEY COMPANY INCORPORATED                                                                        3,693,793
                                                                                                                 --------------

HEALTH SERVICES - 2.78%
     55,800   COVANCE INCORPORATED+                                                                                   3,264,300
     71,700   PEDIATRIX MEDICAL GROUP INCORPORATED+                                                                   3,221,481

                                                                                                                      6,485,781
                                                                                                                 --------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS - 1.15%
     59,718   FOSTER WHEELER LIMITED+                                                                                 2,684,324
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.51%
     43,800   CIRCUIT CITY STORES INCORPORATED                                                                        1,181,724
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 5.42%
    174,900   HILTON HOTELS CORPORATION                                                                               5,058,108
    182,000   MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                             7,602,140

                                                                                                                     12,660,248
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.64%
     48,600   GAMESTOP CORPORATION CLASS A+                                                                           2,481,516
     42,300   RACKABLE SYSTEMS INCORPORATED+                                                                          1,311,723
     25,700   SANDISK CORPORATION+                                                                                    1,236,170
     67,000   TEREX CORPORATION+                                                                                      3,467,920

                                                                                                                      8,497,329
                                                                                                                 --------------

INSURANCE CARRIERS - 2.25%
    147,600   ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                    5,261,940
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 7.31%
    230,100   AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED+                                                         4,098,081
     33,700   C.R. BARD INCORPORATED                                                                                  2,762,052
     88,340   DENTSPLY INTERNATIONAL INCORPORATED                                                                     2,763,275
     32,600   ENERGY CONVERSION DEVICES INCORPORATED+                                                                 1,199,354
     54,150   FORMFACTOR INCORPORATED+                                                                                2,067,447
     43,300   HAEMONETICS CORPORATION+                                                                                1,974,480
     50,100   RESMED INCORPORATED+                                                                                    2,203,899

                                                                                                                     17,068,588
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    ENTERPRISE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
MEDICAL MANAGEMENT SERVICES - 1.35%
     67,250   COVENTRY HEALTH CARE INCORPORATED+                                                                 $    3,157,388
                                                                                                                 --------------

METAL MINING - 2.82%
    125,900   GOLDCORP INCORPORATED                                                                                   3,308,652
    147,900   PAN AMERICAN SILVER CORPORATION+<<                                                                      3,277,464

                                                                                                                      6,586,116
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 1.02%
     78,200   COLDWATER CREEK INCORPORATED+                                                                           2,384,318
                                                                                                                 --------------

OIL & GAS EXTRACTION - 8.33%
     82,500   CANADIAN NATURAL RESOURCES LIMITED                                                                      4,302,375
    147,964   CHESAPEAKE ENERGY CORPORATION                                                                           4,799,952
     70,300   NEWFIELD EXPLORATION COMPANY+                                                                           2,867,537
    152,600   TETRA TECHNOLOGIES INCORPORATED+                                                                        3,952,340
     67,700   TODCO+                                                                                                  2,310,601
     16,600   TRANSOCEAN INCORPORATED+                                                                                1,204,164

                                                                                                                     19,436,969
                                                                                                                 --------------

PACKAGED FOODS - 0.62%
     42,050   IHS INCORPORATED+                                                                                       1,453,669
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 3.02%
     44,600   CHAPARRAL STEEL COMPANY                                                                                 1,854,914
     76,350   PRECISION CASTPARTS CORPORATION                                                                         5,196,381

                                                                                                                      7,051,295
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.80%
     37,800   NUVEEN INVESTMENTS CLASS A                                                                              1,863,540
                                                                                                                 --------------

TRANSPORTATION BY AIR - 1.68%
    138,083   AMR CORPORATION+                                                                                        3,913,272
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 1.54%
     39,500   TEXTRON INCORPORATED                                                                                    3,591,735
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 3.00%
    122,550   CENTRAL EUROPEAN DISTRIBUTION CORPORATION+                                                              3,110,319
     72,700   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                    3,889,450

                                                                                                                      6,999,769
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 2.29%
     93,700   CYTYC CORPORATION+                                                                                      2,475,554
     83,700   RELIANCE STEEL & ALUMINUM COMPANY                                                                       2,875,094

                                                                                                                      5,350,648
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $192,920,276)                                                                             216,230,737
                                                                                                                 --------------
COLLATERAL FOR SECURITIES LENDING - 2.63%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.06%
    126,624   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    126,624
         21   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                                21

                                                                                                                        126,645
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    ENTERPRISE FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 2.57%
$    27,731   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.35%       11/15/2007    $       27,744
      3,081   AQUINAS FUNDING LLC++                                                    5.33        12/11/2006             3,063
    154,062   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        11/03/2006           154,062
     77,031   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        12/22/2006            77,031
     77,031   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.30        04/25/2007            77,035
     84,676   ATOMIUM FUNDING CORPORATION++                                            5.35        11/03/2006            84,651
     77,031   BANCO SANTANDER TOTTA LOAN+/-++                                          5.32        11/16/2007            77,033
     77,031   BANK OF AMERICA NA SERIES BKNT+/-                                        5.36        06/19/2007            77,046
     50,841   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.42        01/12/2007            50,851
     18,487   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.53        01/16/2007            18,495
     58,688   BUCKINGHAM II CDO LLC++                                                  5.30        11/20/2006            58,526
    194,732   BUCKINGHAM II CDO LLC                                                    5.31        11/21/2006           194,163
     77,031   BUCKINGHAM III CDO LLC++                                                 5.33        12/15/2006            76,538
     55,462   CAIRN HIGH GRADE FUNDING I LLC                                           5.30        11/16/2006            55,341
     61,625   CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        11/14/2006            61,508
     31,121   CAIRN HIGH GRADE FUNDING I LLC                                           5.35        11/01/2006            31,121
     56,849   CEDAR SPRINGS CAPITAL COMPANY                                            5.32        11/17/2006            56,716
     34,042   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        11/02/2006            34,036
     28,363   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        12/06/2006            28,218
     30,812   CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        01/17/2007            30,467
     77,031   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.34        07/16/2007            77,035
     77,031   CULLINAN FINANCE CORPORATION+/-++                                        5.37        11/15/2006            77,033
    154,062   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.28        06/25/2007           154,056
    280,578   DEER VALLEY FUNDING LLC                                                  5.31        11/14/2006           280,045
     70,869   DEER VALLEY FUNDING LLC                                                  5.31        11/20/2006            70,672
      3,901   DEER VALLEY FUNDING LLC++                                                5.32        11/27/2006             3,886
    227,226   DNB NOR BANK ASA                                                         5.33        11/01/2006           227,226
      3,081   EDISON ASSET SECURITIZATION LLC                                          5.41        12/11/2006             3,063
    154,062   FAIRWAY FINANCE CORPORATION                                              5.32        11/01/2006           154,062
     16,022   FCAR OWNER TRUST SERIES II                                               5.30        11/03/2006            16,018
    559,304   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $559,387)              5.36        11/01/2006           559,304
     45,211   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.31        11/15/2006            45,119
      3,852   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.43        11/06/2006             3,849
      3,852   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46        11/27/2006             3,837
     25,174   GALLEON CAPITAL LLC                                                      5.35        11/01/2006            25,174
     44,216   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46        03/30/2007            44,244
      6,162   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007             6,165
     10,784   HBOS TREASURY SERVICES PLC+/-++                                          5.45        01/12/2007            10,788
     43,214   HSBC BANK USA+/-                                                         5.41        12/14/2006            43,218
    107,844   IBM CORPORATION SERIES MTN+/-                                            5.36        06/28/2007           107,895
    200,281   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.39        09/17/2007           200,281
     77,031   INTESA BANK IRELAND PLC SERIES BKNT+/-++                                 5.32        11/23/2007            77,027
     37,591   K2 USA LLC                                                               5.32        11/10/2006            37,542
     46,219   KAUPTHING BANK SERIES MTN+/-++                                           5.38        03/20/2007            46,196
     28,471   KLIO FUNDING CORPORATION++                                               5.36        11/03/2006            28,462
    185,078   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.30        11/06/2006           184,943
     92,641   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.31        11/08/2006            92,546

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    ENTERPRISE FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   308,124   LEXINGTON PARKER CAPITAL CORPORATION++                                   5.32%       11/01/2006    $      308,124
      6,162   LIBERTY STREET FUNDING CORPORATION                                       5.31        11/15/2006             6,150
     77,031   LIBERTY STREET FUNDING CORPORATION++                                     5.35        11/01/2006            77,031
     46,219   LIQUID FUNDING LIMITED+/-++                                              5.29        12/01/2006            46,219
     77,031   LIQUID FUNDING LIMITED++                                                 5.33        12/07/2006            76,627
     46,219   LIQUID FUNDING LIMITED                                                   5.47        12/28/2006            45,835
     18,487   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007            18,490
     30,812   MBIA GLOBAL FUNDING LLC+/-++                                             5.32        02/20/2007            30,814
     17,409   MORGAN STANLEY+/-                                                        5.50        11/09/2006            17,409
     77,031   MORGAN STANLEY+/-                                                        5.50        07/27/2007            77,109
     51,842   MORGAN STANLEY+/-                                                        5.51        01/12/2007            51,858
     18,395   MORGAN STANLEY+/-                                                        5.55        11/24/2006            18,397
     14,251   MORGAN STANLEY SERIES EXL+/-ss.                                          5.38        12/14/2007            14,252
     55,200   NATIONWIDE BUILDING SOCIETY+/-++                                         5.49        07/20/2007            55,261
     16,947   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51        12/11/2006            16,950
     48,268   NORTH SEA FUNDING LLC                                                    5.31        11/09/2006            48,211
    154,062   NORTHERN ROCK PLC+/-++ss.                                                5.32        12/05/2007           154,082
     46,219   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.30        05/15/2007            46,219
     12,464   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.34        05/22/2007            12,465
    190,190   SHEFFIELD RECEIVABLES CORPORATION                                        5.34        11/01/2006           190,190
     61,625   SLM CORPORATION+/-++ss.                                                  5.32        12/12/2007            61,643
     52,381   STANFIELD VICTORIA FUNDING LLC++                                         5.37        11/27/2006            52,183
     17,813   TRAVELERS INSURANCE COMPANY+/-                                           5.39        02/09/2007            17,812
     77,031   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.33        06/15/2007            77,036
     77,031   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.33        03/09/2007            77,045
     77,031   VERSAILLES CDS LLC++                                                     5.35        11/01/2006            77,031
    125,930   WHITE PINE FINANCE LLC++                                                 5.31        11/10/2006           125,765
     19,104   WINDMILL FUNDING CORPORATION++                                           5.35        11/01/2006            19,104
    334,931   WORLD OMNI VEHICLE LEASING INCORPORATED++                                5.31        11/15/2006           334,248

                                                                                                                      6,006,891
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $6,133,536)                                                             6,133,536
                                                                                                                 --------------

SHARES
SHORT-TERM INVESTMENTS - 6.45%
 15,064,783  WELLS FARGO MONEY MARKET TRUST~@                                                                        15,064,783
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $15,064,783)                                                                      15,064,783
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $214,118,595)*                        101.71%                                                              $  237,429,056
OTHER ASSETS AND LIABILITIES, NET            (1.71)                                                                  (3,995,078)
                                            ------                                                               --------------

TOTAL NET ASSETS                            100.00%                                                              $  233,433,978
                                            ======                                                               --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    ENTERPRISE FUND
--------------------------------------------------------------------------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

ss. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $15,064,783.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $214,148,160 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                        $ 29,539,404
      GROSS UNREALIZED DEPRECIATION                          (6,258,508)
                                                           ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $ 23,280,896

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 80.11%

AGRICULTURAL PRODUCTION CROPS - 2.65%
    648,000   DELTA & PINE LAND COMPANY                                                                          $   26,250,480
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.01%
      4,000   HANESBRANDS INCORPORATED<<+                                                                                94,400
                                                                                                                 --------------

BUSINESS SERVICES - 2.36%
      5,000   eBAY INCORPORATED+                                                                                        160,650
    904,000   ELECTRONIC DATA SYSTEMS CORPORATION                                                                    22,898,320
      5,000   SYMANTEC CORPORATION+                                                                                      99,200
     10,000   TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED+                                                               139,900
      5,000   YAHOO! INCORPORATED+                                                                                      131,700

                                                                                                                     23,429,770
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 1.66%
    780,000   PDL BIOPHARMA INCORPORATED+                                                                            16,481,400
                                                                                                                 --------------

COMMUNICATIONS - 0.96%
     28,600   CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                                 996,710
      3,000   IAC INTERACTIVECORP<<+                                                                                     92,940
     59,100   LIBERTY MEDIA HOLDING CORPORATION CAPITAL SERIES A+                                                     5,263,446
    130,200   LIBERTY MEDIA HOLDING CORPORATION INTERACTIVE SERIES A+                                                 2,873,514
     58,007   SPANISH BROADCASTING SYSTEM INCORPORATED+                                                                 272,633

                                                                                                                      9,499,243
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 1.74%
    460,000   BANK OF NEW YORK COMPANY INCORPORATED                                                                  15,810,200
     89,359   FIRST FINANCIAL BANCORP                                                                                 1,451,190

                                                                                                                     17,261,390
                                                                                                                 --------------

EDUCATIONAL SERVICES - 1.38%
  1,120,000   CORINTHIAN COLLEGES INCORPORATED+                                                                      13,720,000
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 10.64%
  1,340,000   DUQUESNE LIGHT HOLDINGS INCORPORATED                                                                   26,572,200
  1,236,000   KEYSPAN CORPORATION                                                                                    50,156,880
     15,000   PNM RESOURCES INCORPORATED                                                                                422,400
    755,000   WASTE MANAGEMENT INCORPORATED                                                                          28,297,400

                                                                                                                    105,448,880
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 1.61%
    100,000   ALTERA CORPORATION+                                                                                     1,844,000
    330,000   AMERICAN POWER CONVERSION CORPORATION                                                                   9,975,900
      5,000   FLEXTRONICS INTERNATIONAL LIMITED<<+                                                                       58,000
     40,000   KLA-TENCOR CORPORATION                                                                                  1,966,800
     37,900   NORTEL NETWORKS CORPORATION+                                                                               84,517
     80,000   XILINX INCORPORATED<<                                                                                   2,040,800

                                                                                                                     15,970,017
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.88%
    770,000   SERVICEMASTER COMPANY                                                                                   8,724,100
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 13.00%
  1,420,000   COCA-COLA ENTERPRISES INCORPORATED                                                                     28,442,600
    740,000   CONAGRA FOODS INCORPORATED                                                                             19,351,000
  2,949,000   DEL MONTE FOODS COMPANY                                                                                31,819,710
     58,200   HERCULES INCORPORATED+                                                                                  1,059,240

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
    657,200   SARA LEE CORPORATION                                                                               $   11,238,120
    720,000   TOOTSIE ROLL INDUSTRIES INCORPORATED                                                                   22,881,600
     58,000   TYSON FOODS INCORPORATED CLASS A                                                                          838,100
    255,000   WM. WRIGLEY JR. COMPANY                                                                                13,247,250

                                                                                                                    128,877,620
                                                                                                                 --------------

FOOD STORES - 6.85%
  2,850,000   KONINKLIJKE AHOLD NV+                                                                                  30,009,189
  1,685,000   KROGER COMPANY                                                                                         37,895,650

                                                                                                                     67,904,839
                                                                                                                 --------------

HEALTH SERVICES - 0.58%
    402,000   NEKTAR THERAPEUTICS+                                                                                    5,800,860
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.92%
  1,630,000   APPLIED MATERIALS INCORPORATED                                                                         28,345,700
    950,000   PALL CORPORATION                                                                                       30,305,000

                                                                                                                     58,650,700
                                                                                                                 --------------

INSURANCE AGENTS, BROKERS & SERVICE - 2.92%
    983,100   MARSH & MCLENNAN COMPANIES INCORPORATED                                                                28,942,464
                                                                                                                 --------------

INSURANCE CARRIERS - 1.95%
    673,100   OHIO CASUALTY CORPORATION                                                                              18,463,133
     10,000   SAFECO CORPORATION                                                                                        581,900
      5,000   ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                                 255,650

                                                                                                                     19,300,683
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 9.16%
    216,000   BAXTER INTERNATIONAL INCORPORATED                                                                       9,929,520
    470,000   MEDTRONIC INCORPORATED                                                                                 22,879,600
    400,000   MILLIPORE CORPORATION+                                                                                 25,812,000
    235,000   PERKINELMER INCORPORATED                                                                                5,019,600
    360,000   ST. JUDE MEDICAL INCORPORATED+                                                                         12,366,000
    205,000   ZIMMER HOLDINGS INCORPORATED+                                                                          14,762,050

                                                                                                                     90,768,770
                                                                                                                 --------------

METAL MINING - 5.79%
     75,000   ANGLOGOLD ASHANTI LIMITED ADR<<                                                                         3,192,750
  1,360,000   BARRICK GOLD CORPORATION                                                                               42,160,000
    385,000   GOLD FIELDS LIMITED ADR<<                                                                               6,452,600
    215,000   GOLDCORP INCORPORATED                                                                                   5,650,200

                                                                                                                     57,455,550
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.03%
      5,000   MATTEL INCORPORATED                                                                                       113,150
      5,000   TYCO INTERNATIONAL LIMITED                                                                                147,150

                                                                                                                        260,300
                                                                                                                 --------------

MOTION PICTURES - 0.01%
      5,000   TIME WARNER INCORPORATED<<                                                                                100,050
                                                                                                                 --------------

OIL & GAS EXTRACTION - 3.15%
  1,686,700   HANOVER COMPRESSOR COMPANY+                                                                            31,237,684
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 2.67%
    962,000   MEADWESTVACO CORPORATION                                                                               26,474,240
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 3.16%
     30,500   CBS CORPORATION CLASS B<<                                                                          $      882,670
  2,115,000   READER'S DIGEST ASSOCIATION INCORPORATED                                                               30,413,700

                                                                                                                     31,296,370
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.26%
     29,000   LEGG MASON INCORPORATED<<                                                                               2,610,580
                                                                                                                 --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.03%
     10,000   CABOT MICROELECTRONICS CORPORATION+                                                                       285,500
                                                                                                                 --------------

TRANSPORTATION SERVICES - 0.01%
      5,000   EXPEDIA INCORPORATED+                                                                                      81,250
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.73%
    215,670   SUPERVALU INCORPORATED                                                                                  7,203,378
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $708,369,161)                                                                             794,130,518
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 0.99%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.02%
    202,261   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    202,261
         34   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                                34

                                                                                                                        202,295
                                                                                                                 --------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 0.97%
$    44,296   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.35%       11/15/2007            44,316
      4,922   AQUINAS FUNDING LLC++                                                    5.33        12/11/2006             4,893
    246,088   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        11/03/2006           246,088
    123,044   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        12/22/2006           123,044
    123,044   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.30        04/25/2007           123,050
    135,255   ATOMIUM FUNDING CORPORATION++                                            5.35        11/03/2006           135,216
    123,044   BANCO SANTANDER TOTTA LOAN+/-++                                          5.32        11/16/2007           123,047
    123,044   BANK OF AMERICA NA SERIES BKNT+/-                                        5.36        06/19/2007           123,067
     81,209   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.42        01/12/2007            81,225
     29,531   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.53        01/16/2007            29,542
     93,745   BUCKINGHAM II CDO LLC++                                                  5.30        11/20/2006            93,485
    311,050   BUCKINGHAM II CDO LLC                                                    5.31        11/21/2006           310,142
    123,044   BUCKINGHAM III CDO LLC++                                                 5.33        12/15/2006           122,257
     88,592   CAIRN HIGH GRADE FUNDING I LLC                                           5.30        11/16/2006            88,398
     98,435   CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        11/14/2006            98,248
     49,710   CAIRN HIGH GRADE FUNDING I LLC                                           5.35        11/01/2006            49,710
     90,807   CEDAR SPRINGS CAPITAL COMPANY                                            5.32        11/17/2006            90,595
     54,376   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        11/02/2006            54,367
     45,305   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        12/06/2006            45,074
     49,218   CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        01/17/2007            48,666
    123,044   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.34        07/16/2007           123,050
    123,044   CULLINAN FINANCE CORPORATION+/-++                                        5.37        11/15/2006           123,047
    246,088   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.28        06/25/2007           246,078
    448,176   DEER VALLEY FUNDING LLC                                                  5.31        11/14/2006           447,324
    113,201   DEER VALLEY FUNDING LLC                                                  5.31        11/20/2006           112,887
      6,231   DEER VALLEY FUNDING LLC++                                                5.32        11/27/2006             6,207
    362,955   DNB NOR BANK ASA                                                         5.33        11/01/2006           362,955

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     4,922   EDISON ASSET SECURITIZATION LLC                                          5.41%       12/11/2006    $        4,893
    246,088   FAIRWAY FINANCE CORPORATION                                              5.32        11/01/2006           246,088
     25,593   FCAR OWNER TRUST SERIES II                                               5.30        11/03/2006            25,586
    893,393   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $893,526)              5.36        11/01/2006           893,393
     72,217   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.31        11/15/2006            72,070
      6,152   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.43        11/06/2006             6,148
      6,152   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46        11/27/2006             6,129
     40,211   GALLEON CAPITAL LLC                                                      5.35        11/01/2006            40,211
     70,627   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46        03/30/2007            70,672
      9,844   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007             9,847
     17,226   HBOS TREASURY SERVICES PLC+/-++                                          5.45        01/12/2007            17,233
     69,028   HSBC BANK USA+/-                                                         5.41        12/14/2006            69,033
    172,262   IBM CORPORATION SERIES MTN+/-                                            5.36        06/28/2007           172,344
    319,915   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.39        09/17/2007           319,915
    123,044   INTESA BANK IRELAND PLC SERIES BKNT+/-++                                 5.32        11/23/2007           123,038
     60,046   K2 USA LLC                                                               5.32        11/10/2006            59,967
     73,826   KAUPTHING BANK SERIES MTN+/-++                                           5.38        03/20/2007            73,790
     45,477   KLIO FUNDING CORPORATION++                                               5.36        11/03/2006            45,464
    295,631   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.30        11/06/2006           295,415
    147,978   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.31        11/08/2006           147,827
    492,176   LEXINGTON PARKER CAPITAL CORPORATION++                                   5.32        11/01/2006           492,176
      9,844   LIBERTY STREET FUNDING CORPORATION                                       5.31        11/15/2006             9,823
    123,044   LIBERTY STREET FUNDING CORPORATION++                                     5.35        11/01/2006           123,044
     73,826   LIQUID FUNDING LIMITED+/-++                                              5.29        12/01/2006            73,826
    123,044   LIQUID FUNDING LIMITED++                                                 5.33        12/07/2006           122,399
     73,826   LIQUID FUNDING LIMITED                                                   5.47        12/28/2006            73,214
     29,531   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007            29,535
     49,218   MBIA GLOBAL FUNDING LLC+/-++                                             5.32        02/20/2007            49,220
     27,808   MORGAN STANLEY+/-                                                        5.50        11/09/2006            27,809
    123,044   MORGAN STANLEY+/-                                                        5.50        07/27/2007           123,168
     82,809   MORGAN STANLEY+/-                                                        5.51        01/12/2007            82,834
     29,383   MORGAN STANLEY+/-                                                        5.55        11/24/2006            29,386
     22,763   MORGAN STANLEY SERIES EXL+/-ss.                                          5.38        12/14/2007            22,766
     88,173   NATIONWIDE BUILDING SOCIETY+/-++                                         5.49        07/20/2007            88,269
     27,070   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51        12/11/2006            27,075
     77,099   NORTH SEA FUNDING LLC                                                    5.31        11/09/2006            77,009
    246,088   NORTHERN ROCK PLC+/-++ss.                                                5.32        12/05/2007           246,120
     73,826   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.30        05/15/2007            73,826
     19,909   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.34        05/22/2007            19,911
    303,796   SHEFFIELD RECEIVABLES CORPORATION                                        5.34        11/01/2006           303,796
     98,435   SLM CORPORATION+/-++ss.                                                  5.32        12/12/2007            98,464
     83,670   STANFIELD VICTORIA FUNDING LLC++                                         5.37        11/27/2006            83,353
     28,453   TRAVELERS INSURANCE COMPANY+/-                                           5.39        02/09/2007            28,452
    123,044   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.33        06/15/2007           123,051
    123,044   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.33        03/09/2007           123,066
    123,044   VERSAILLES CDS LLC++                                                     5.35        11/01/2006           123,044
    201,152   WHITE PINE FINANCE LLC++                                                 5.31        11/10/2006           200,889
     30,515   WINDMILL FUNDING CORPORATION++                                           5.35        11/01/2006            30,515

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   534,996  WORLD OMNI VEHICLE LEASING INCORPORATED++                                 5.31%       11/15/2006    $      533,904

                                                                                                                      9,594,985
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $9,797,280)                                                             9,797,280
                                                                                                                 --------------

SHARES
SHORT-TERM INVESTMENTS - 20.18%
200,027,619   WELLS FARGO MONEY MARKET TRUST~@                                                                      200,027,619
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $200,027,619)                                                                    200,027,619
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $918,194,060)*                        101.28%                                                              $1,003,955,417
OTHER ASSETS AND LIABILITIES, NET            (1.28)                                                                 (12,655,810)
                                            ------                                                               --------------

TOTAL NET ASSETS                            100.00%                                                              $  991,299,607
                                            ======                                                               ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

ss. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $200,027,619.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $918,365,711 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                        $ 89,212,790
      GROSS UNREALIZED DEPRECIATION                          (3,623,084)
                                                           ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $ 85,589,706

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 83.94%

APPAREL & ACCESSORY STORES - 2.36%
    595,000   NORDSTROM INCORPORATED<<                                                                           $   28,173,250
  1,155,000   URBAN OUTFITTERS INCORPORATED+                                                                         20,212,500

                                                                                                                     48,385,750
                                                                                                                 --------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.42%
  1,451,137   AUTONATION INCORPORATED<<+                                                                             29,095,297
                                                                                                                 --------------

BUSINESS SERVICES - 12.87%
  1,765,000   CADENCE DESIGN SYSTEMS INCORPORATED<<+                                                                 31,522,900
  2,480,000   CNET NETWORKS INCORPORATED+                                                                            22,171,200
    215,000   ELECTRONIC ARTS INCORPORATED+                                                                          11,371,350
    638,000   HYPERION SOLUTIONS CORPORATION+                                                                        23,861,200
  1,120,000   IMS HEALTH INCORPORATED                                                                                31,192,000
  2,860,000   INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                                           31,202,600
  1,430,000   JUNIPER NETWORKS INCORPORATED<<+                                                                       24,624,600
    225,000   OMNICOM GROUP INCORPORATED                                                                             22,826,250
  1,869,400   RED HAT INCORPORATED+                                                                                  30,620,772
  1,823,100   UNISYS CORPORATION+                                                                                    11,923,074
  1,110,000   VERISIGN INCORPORATED<<+                                                                               22,954,800

                                                                                                                    264,270,746
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 3.59%
  1,340,000   PDL BIOPHARMA INCORPORATED+                                                                            28,314,200
    755,000   PRAXAIR INCORPORATED                                                                                   45,488,750

                                                                                                                     73,802,950
                                                                                                                 --------------

COMMUNICATIONS - 4.88%
  1,405,000   CABLEVISION SYSTEMS NEW YORK GROUP CLASS A+                                                            39,044,950
    775,000   COMCAST CORPORATION SPECIAL CLASS A+                                                                   31,372,000
    149,400   LIBERTY MEDIA HOLDING CORPORATION CAPITAL SERIES A+                                                    13,305,564
    747,000   LIBERTY MEDIA HOLDING CORPORATION INTERACTIVE SERIES A<<+                                              16,486,290

                                                                                                                    100,208,804
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 1.76%
    710,000   BANK OF NEW YORK COMPANY INCORPORATED                                                                  24,402,700
    295,000   FIFTH THIRD BANCORP                                                                                    11,755,750

                                                                                                                     36,158,450
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.43%
  1,260,000   NISOURCE INCORPORATED                                                                                  29,320,200
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.78%
  9,462,600   ARM HOLDINGS PLC                                                                                       21,254,437
  2,440,000   CELESTICA INCORPORATED<<+                                                                              23,985,200
    418,200   MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                14,846,100
    710,000   MICROCHIP TECHNOLOGY INCORPORATED                                                                      23,380,300
  1,495,000   MICRON TECHNOLOGY INCORPORATED<<+                                                                      21,602,750
    950,000   MOLEX INCORPORATED CLASS A                                                                             28,072,500
  3,620,000   SANMINA-SCI CORPORATION+                                                                               14,299,000
    907,400   VISHAY INTERTECHNOLOGY INCORPORATED+                                                                   12,240,826

                                                                                                                    159,681,113
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.66%
  1,035,000   ACCENTURE LIMITED CLASS A                                                                              34,061,850
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.52%
    325,000   FORTUNE BRANDS INCORPORATED                                                                        $   25,008,750
    558,600   ILLINOIS TOOL WORKS INCORPORATED                                                                       26,773,698

                                                                                                                     51,782,448
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 0.92%
  1,109,800   SARA LEE CORPORATION                                                                                   18,977,580
                                                                                                                 --------------

FORESTRY - 1.22%
    393,000   WEYERHAEUSER COMPANY<<                                                                                 24,990,870
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 2.85%
    515,000   TARGET CORPORATION<<                                                                                   30,477,700
    965,000   TJX COMPANIES INCORPORATED                                                                             27,936,750

                                                                                                                     58,414,450
                                                                                                                 --------------

HEALTH SERVICES - 2.02%
  1,310,000   HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A<<                                                   25,807,000
    465,000   LINCARE HOLDINGS INCORPORATED+                                                                         15,605,400

                                                                                                                     41,412,400
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.39%
    710,000   BED BATH & BEYOND INCORPORATED+                                                                        28,605,900
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.72%
    535,000   AMERICAN STANDARD COMPANIES INCORPORATED<<                                                             23,695,150
    865,000   PALL CORPORATION                                                                                       27,593,500
  1,640,000   PALM INCORPORATED+                                                                                     25,174,000

                                                                                                                     76,462,650
                                                                                                                 --------------

INSURANCE CARRIERS - 6.05%
    470,000   ACE LIMITED                                                                                            26,907,500
    280,000   AMBAC FINANCIAL GROUP INCORPORATED                                                                     23,377,200
    445,000   MGIC INVESTMENT CORPORATION                                                                            26,148,200
    445,000   RENAISSANCERE HOLDINGS LIMITED                                                                         24,208,000
    334,000   XL CAPITAL LIMITED CLASS A<<                                                                           23,563,700

                                                                                                                    124,204,600
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.49%
    242,200   MEDTRONIC INCORPORATED                                                                                 11,790,296
    395,000   ROCKWELL AUTOMATION INCORPORATED                                                                       24,490,000
    710,000   WATERS CORPORATION+                                                                                    35,358,000

                                                                                                                     71,638,296
                                                                                                                 --------------

METAL MINING - 0.91%
    310,000   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                    18,748,800
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 2.78%
    850,000   CVS CORPORATION                                                                                        26,673,000
  1,175,000   STAPLES INCORPORATED<<                                                                                 30,303,250

                                                                                                                     56,976,250
                                                                                                                 --------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.48%
  1,405,000   J.B. HUNT TRANSPORT SERVICES INCORPORATED                                                              30,404,200
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
OIL & GAS EXTRACTION - 8.80%
    606,000   APACHE CORPORATION                                                                                 $   39,583,920
    630,000   ENSCO INTERNATIONAL INCORPORATED                                                                       30,851,100
    611,000   GLOBALSANTAFE CORPORATION                                                                              31,710,900
    480,000   TRANSOCEAN INCORPORATED+                                                                               34,819,200
  1,065,000   WEATHERFORD INTERNATIONAL LIMITED+                                                                     43,750,200

                                                                                                                    180,715,320
                                                                                                                 --------------

PERSONAL SERVICES - 1.16%
    636,600   REGIS CORPORATION                                                                                      23,904,330
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.40%
    580,000   E.W. SCRIPPS COMPANY CLASS A                                                                           28,686,800
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.10%
    250,000   LEGG MASON INCORPORATED                                                                                22,505,000
                                                                                                                 --------------

SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED - 1.23%
  1,110,000   ASML HOLDING NV NEW YORK REGISTERED SHARES<<+                                                          25,352,400
                                                                                                                 --------------

TEXTILE MILL PRODUCTS - 1.16%
    327,000   MOHAWK INDUSTRIES INCORPORATED<<+                                                                      23,772,900
                                                                                                                 --------------

TRANSPORTATION BY AIR - 0.64%
    875,000   SOUTHWEST AIRLINES COMPANY                                                                             13,151,250
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 1.35%
    370,000   MAGNA INTERNATIONAL INCORPORATED CLASS A<<                                                             27,676,000
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $1,354,027,672)                                                                         1,723,367,604
                                                                                                                 --------------
INVESTMENT COMPANIES - 2.75%

STOCK FUNDS - 2.75%
    435,000   ISHARES S&P SMALLCAP 600 INDEX FUND                                                                    28,031,400
    198,000   MIDCAP SPDR TRUST SERIES 1                                                                             28,363,500

                                                                                                                     56,394,900
                                                                                                                 --------------

TOTAL INVESTMENT COMPANIES (COST $41,765,710)                                                                        56,394,900
                                                                                                                 --------------

                                                                                                   EXPIRATION
CONTRACTS                                                                         STRIKE PRICE        DATE
OPTIONS - 0.33%
        450   ACCENTURE LIMITED CLASS A PUT+                                      $   35.00        05/19/2007           135,000
        200   ACE LIMITED PUT+                                                        60.00        05/19/2007            84,000
      1,000   APACHE CORPORATION PUT+                                                 70.00        01/20/2007           603,000
        600   PALL CORPORATION PUT+                                                   35.00        03/17/2007           204,000
        450   PRAXAIR INCORPORATED PUT+                                               60.00        01/20/2007            76,500
      2,150   RED HAT INCORPORATED PUT+                                               30.00        12/16/2006         2,924,000
      1,000   RED HAT INCORPORATED PUT+                                               30.00        03/17/2007         1,360,000
      9,074   VISHAY INTERTECHNOLOGY INCORPORATED PUT+                                15.00        01/20/2007         1,497,210

TOTAL OPTIONS (PREMIUMS PAID $5,454,032)                                                                              6,883,710
                                                                                                                 --------------

SHARES
RIGHTS - 0.00%
    566,000   SEAGATE TECHNOLOGY RIGHTS+ (a)                                                                                  0

TOTAL RIGHTS (COST $0)                                                                                                        0
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
PREFERRED STOCKS - 1.22%
    241,500   ELECTRONIC ARTS INCORPORATED MEDIUM TERM NOTE+++                                                   $   12,813,025
    255,000   MEDTRONIC INCORPORATED MEDIUM TERM NOTE+++                                                             12,206,850

TOTAL PREFERRED STOCKS (COST $24,370,553)                                                                            25,019,875
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 6.79%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.14%
  2,878,717   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                  2,878,717
        484   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               484

                                                                                                                      2,879,201
                                                                                                                 --------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 6.65%
$   630,449   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.35%       11/15/2007           630,739
     70,050   AQUINAS FUNDING LLC++                                                    5.33        12/11/2006            69,642
  3,502,497   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        11/03/2006         3,502,497
  1,751,248   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        12/22/2006         1,751,248
  1,751,248   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.30        04/25/2007         1,751,336
  1,925,042   ATOMIUM FUNDING CORPORATION++                                            5.35        11/03/2006         1,924,484
  1,751,248   BANCO SANTANDER TOTTA LOAN+/-++                                          5.32        11/16/2007         1,751,283
  1,751,248   BANK OF AMERICA NA SERIES BKNT+/-                                        5.36        06/19/2007         1,751,581
  1,155,824   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.42        01/12/2007         1,156,055
    420,300   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.53        01/16/2007           420,468
  1,334,241   BUCKINGHAM II CDO LLC++                                                  5.30        11/20/2006         1,330,545
  4,427,086   BUCKINGHAM II CDO LLC                                                    5.31        11/21/2006         4,414,159
  1,751,248   BUCKINGHAM III CDO LLC++                                                 5.33        12/15/2006         1,740,040
  1,260,899   CAIRN HIGH GRADE FUNDING I LLC                                           5.30        11/16/2006         1,258,137
  1,400,999   CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        11/14/2006         1,398,337
    707,504   CAIRN HIGH GRADE FUNDING I LLC                                           5.35        11/01/2006           707,504
  1,292,421   CEDAR SPRINGS CAPITAL COMPANY                                            5.32        11/17/2006         1,289,410
    773,912   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        11/02/2006           773,796
    644,810   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        12/06/2006           641,528
    700,499   CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        01/17/2007           692,647
  1,751,248   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.34        07/16/2007         1,751,336
  1,751,248   CULLINAN FINANCE CORPORATION+/-++                                        5.37        11/15/2006         1,751,283
  3,502,497   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.28        06/25/2007         3,502,357
  6,378,747   DEER VALLEY FUNDING LLC                                                  5.31        11/14/2006         6,366,627
  1,611,149   DEER VALLEY FUNDING LLC                                                  5.31        11/20/2006         1,606,686
     88,683   DEER VALLEY FUNDING LLC++                                                5.32        11/27/2006            88,347
  5,165,832   DNB NOR BANK ASA                                                         5.33        11/01/2006         5,165,832
     70,050   EDISON ASSET SECURITIZATION LLC                                          5.41        12/11/2006            69,642
  3,502,497   FAIRWAY FINANCE CORPORATION                                              5.32        11/01/2006         3,502,497
    364,260   FCAR OWNER TRUST SERIES II                                               5.30        11/03/2006           364,154
 12,715,382   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $12,717,275)           5.36        11/01/2006        12,715,382
  1,027,843   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.31        11/15/2006         1,025,746
     87,562   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.43        11/06/2006            87,498
     87,562   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46        11/27/2006            87,231

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    OPPORTUNITY FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   572,308   GALLEON CAPITAL LLC                                                      5.35%       11/01/2006    $      572,308
  1,005,217   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46        03/30/2007         1,005,860
    140,100   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007           140,150
    245,175   HBOS TREASURY SERVICES PLC+/-++                                          5.45        01/12/2007           245,265
    982,450   HSBC BANK USA+/-                                                         5.41        12/14/2006           982,529
  2,451,748   IBM CORPORATION SERIES MTN+/-                                            5.36        06/28/2007         2,452,925
  4,553,246   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.39        09/17/2007         4,553,246
  1,751,248   INTESA BANK IRELAND PLC SERIES BKNT+/-++                                 5.32        11/23/2007         1,751,161
    854,609   K2 USA LLC                                                               5.32        11/10/2006           853,490
  1,050,749   KAUPTHING BANK SERIES MTN+/-++                                           5.38        03/20/2007         1,050,234
    647,261   KLIO FUNDING CORPORATION++                                               5.36        11/03/2006           647,074
  4,207,619   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.30        11/06/2006         4,204,548
  2,106,121   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.31        11/08/2006         2,103,973
  7,004,994   LEXINGTON PARKER CAPITAL CORPORATION++                                   5.32        11/01/2006         7,004,994
    140,100   LIBERTY STREET FUNDING CORPORATION                                       5.31        11/15/2006           139,814
  1,751,248   LIBERTY STREET FUNDING CORPORATION++                                     5.35        11/01/2006         1,751,248
  1,050,749   LIQUID FUNDING LIMITED+/-++                                              5.29        12/01/2006         1,050,749
  1,751,248   LIQUID FUNDING LIMITED++                                                 5.33        12/07/2006         1,742,072
  1,050,749   LIQUID FUNDING LIMITED                                                   5.47        12/28/2006         1,042,028
    420,300   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007           420,363
    700,499   MBIA GLOBAL FUNDING LLC+/-++                                             5.32        02/20/2007           700,534
    395,782   MORGAN STANLEY+/-                                                        5.50        11/09/2006           395,790
  1,751,248   MORGAN STANLEY+/-                                                        5.50        07/27/2007         1,753,017
  1,178,590   MORGAN STANLEY+/-                                                        5.51        01/12/2007         1,178,956
    418,198   MORGAN STANLEY+/-                                                        5.55        11/24/2006           418,248
    323,981   MORGAN STANLEY SERIES EXL+/-ss.                                          5.38        12/14/2007           324,020
  1,254,945   NATIONWIDE BUILDING SOCIETY+/-++                                         5.49        07/20/2007         1,256,312
    385,275   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51        12/11/2006           385,352
  1,097,332   NORTH SEA FUNDING LLC                                                    5.31        11/09/2006         1,096,048
  3,502,497   NORTHERN ROCK PLC+/-++ss.                                                5.32        12/05/2007         3,502,952
  1,050,749   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.30        05/15/2007         1,050,749
    283,352   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.34        05/22/2007           283,390
  4,323,832   SHEFFIELD RECEIVABLES CORPORATION                                        5.34        11/01/2006         4,323,832
  1,400,999   SLM CORPORATION+/-++ss.                                                  5.32        12/12/2007         1,401,405
  1,190,849   STANFIELD VICTORIA FUNDING LLC++                                         5.37        11/27/2006         1,186,336
    404,959   TRAVELERS INSURANCE COMPANY+/-                                           5.39        02/09/2007           404,951
  1,751,248   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.33        06/15/2007         1,751,353
  1,751,248   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.33        03/09/2007         1,751,564
  1,751,248   VERSAILLES CDS LLC++                                                     5.35        11/01/2006         1,751,248
  2,862,941   WHITE PINE FINANCE LLC++                                                 5.31        11/10/2006         2,859,190
    434,310   WINDMILL FUNDING CORPORATION++                                           5.35        11/01/2006           434,310
  7,614,428   WORLD OMNI VEHICLE LEASING INCORPORATED++                                5.31        11/15/2006         7,598,895

                                                                                                                    136,562,537
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $139,441,738)                                                         139,441,738
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 12.05%
247,481,705   WELLS FARGO MONEY MARKET TRUST~@                                                                   $  247,481,705
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $247,481,705)                                                                    247,481,705
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,812,541,410)*                      107.08%                                                              $2,198,589,532
OTHER ASSETS AND LIABILITIES, NET            (7.08)                                                                (145,406,738)
                                            ------                                                               --------------

TOTAL NET ASSETS                            100.00%                                                              $2,053,182,794
                                            ======                                                               ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

ss. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $247,481,705.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $1,821,789,837 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                        $448,592,065
      GROSS UNREALIZED DEPRECIATION                         (71,792,370)
                                                           ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $376,799,695

                                                                                                   EXPIRATION
CONTRACTS     SECURITY NAME                                                       STRIKE PRICE        DATE           VALUE
WRITTEN OPTIONS - (0.04%)
      (450)   ACCENTURE LIMITED CLASS A CALL+                                     $   35.00        05/19/2007    $      (72,000)
      (200)   ACE LIMITED CALL+                                                       60.00        05/19/2007           (50,000)
    (1,000)   APACHE CORPORATION CALL+                                                70.00        01/20/2007          (180,000)
      (600)   PALL CORPORATION CALL+                                                  35.00        03/17/2007           (27,000)
      (450)   PRAXAIR INCORPORATED CALL+                                              60.00        01/20/2007          (112,500)
    (2,150)   RED HAT INCORPORATED CALL+                                              30.00        12/16/2006            (6,450)
    (1,000)   RED HAT INCORPORATED CALL+                                              30.00        03/17/2007            (5,000)
    (9,074)   VISHAY INTERTECHNOLOGY INCORPORATED CALL+                               15.00        01/20/2007          (272,220)
                                                                                                                 --------------
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(2,033,956))                                                                 (725,170)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                           VALUE
COMMON STOCKS - 80.66%

AGRICULTURAL PRODUCTION CROPS - 2.85%
    299,900   DELTA & PINE LAND COMPANY                                                                          $   12,148,949
                                                                                                                 --------------

AMUSEMENT & RECREATION SERVICES - 2.41%
    905,000   LAKES ENTERTAINMENT INCORPORATED+                                                                      10,280,800
                                                                                                                 --------------

BUSINESS SERVICES - 1.55%
    405,900   CIBER INCORPORATED+                                                                                     2,780,415
    425,300   MIDWAY GAMES INCORPORATED+                                                                              3,640,568
      4,000   S1 CORPORATION+                                                                                            19,760
     12,800   TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED+                                                               179,072

                                                                                                                      6,619,815
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 5.07%
    408,700   ADEZA BIOMEDICAL CORPORATION+                                                                           5,697,278
      2,000   LUBRIZOL CORPORATION                                                                                       90,000
        772   MGI PHARMA INCORPORATED+                                                                                   14,691
    381,000   PDL BIOPHARMA INCORPORATED+                                                                             8,050,530
  3,670,600   XOMA LIMITED+<<                                                                                         7,744,966

                                                                                                                     21,597,465
                                                                                                                 --------------

COMMUNICATIONS - 1.19%
    156,000   ADTRAN INCORPORATED                                                                                     3,609,840
      8,000   EMMIS COMMUNICATIONS CORPORATION CLASS A+                                                                  98,720
    375,000   REGENT COMMUNICATIONS INCORPORATED+                                                                     1,383,750

                                                                                                                      5,092,310
                                                                                                                 --------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.59%
    190,000   COMFORT SYSTEMS USA INCORPORATED                                                                        2,205,900
      9,800   LAYNE CHRISTENSEN COMPANY+                                                                                288,806

                                                                                                                      2,494,706
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 0.18%
      3,800   CITIZENS FIRST BANCORP INCORPORATED                                                                       111,606
      1,300   FIRST COMMONWEALTH FINANCIAL CORPORATION                                                                   17,381
     22,340   FIRST FINANCIAL BANCORP                                                                                   362,802
      3,800   NBT BANCORP INCORPORATED                                                                                   94,430
        600   PEOPLES BANCORP INCORPORATED                                                                               17,628
      4,400   UMB FINANCIAL CORPORATION                                                                                 157,784

                                                                                                                        761,631
                                                                                                                 --------------

EATING & DRINKING PLACES - 0.53%
    239,200   BUCA INCORPORATED+                                                                                      1,291,680
    107,000   RUBIO'S RESTAURANTS INCORPORATED+                                                                         984,400

                                                                                                                      2,276,080
                                                                                                                 --------------

EDUCATIONAL SERVICES - 1.68%
    585,000   CORINTHIAN COLLEGES INCORPORATED+                                                                       7,166,250
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                           VALUE
ELECTRIC, GAS & SANITARY SERVICES - 6.86%
    822,900   CASELLA WASTE SYSTEMS INCORPORATED CLASS A+                                                        $    9,331,686
    139,800   CLEAN HARBORS INCORPORATED+                                                                             5,982,042
    481,000   DUQUESNE LIGHT HOLDINGS INCORPORATED                                                                    9,538,230
      9,600   IDACORP INCORPORATED                                                                                      378,528
      5,800   OTTER TAIL CORPORATION                                                                                    173,652
    135,900   PNM RESOURCES INCORPORATED                                                                              3,826,944

                                                                                                                     29,231,082
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.51%
    130,000   ACTEL CORPORATION+                                                                                      2,130,700
    610,000   ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+                                                            3,794,200
  1,255,000   C-COR INCORPORATED+                                                                                    12,537,450
    135,000   EXAR CORPORATION+                                                                                       1,750,950
    730,000   FUELCELL ENERGY INCORPORATED+                                                                           4,832,600
    568,000   MERCURY COMPUTER SYSTEMS INCORPORATED+<<                                                                6,997,760

                                                                                                                     32,043,660
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.67%
  1,173,700   DIVERSA CORPORATION+                                                                                   10,927,147
     60,000   TRIMERIS INCORPORATED+                                                                                    457,200

                                                                                                                     11,384,347
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.41%
     31,000   VALMONT INDUSTRIES INCORPORATED                                                                         1,729,800
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 10.42%
    125,000   CAL-MAINE FOODS INCORPORATED<<                                                                            860,000
    390,000   COCA-COLA ENTERPRISES INCORPORATED                                                                      7,811,700
    940,000   DEL MONTE FOODS COMPANY                                                                                10,142,600
    575,000   HERCULES INCORPORATED+                                                                                 10,465,000
    177,300   MONTEREY GOURMET FOODS INCORPORATED+                                                                      765,936
     30,500   TASTY BAKING COMPANY                                                                                      273,280
    410,200   TOOTSIE ROLL INDUSTRIES INCORPORATED                                                                   13,036,156
    712,500   VERMONT PURE HOLDINGS LIMITED+                                                                          1,068,750

                                                                                                                     44,423,422
                                                                                                                 --------------

HEALTH SERVICES - 4.28%
  2,177,700   HOOPER HOLMES INCORPORATED                                                                              7,839,720
    720,000   NEKTAR THERAPEUTICS+                                                                                   10,389,600

                                                                                                                     18,229,320
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.57%
    230,600   MTR GAMING GROUP INCORPORATED+<<                                                                        2,451,278
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 11.00%
  5,158,700   CONCURRENT COMPUTER CORPORATION+<<**                                                                    8,460,268
    265,000   ENTEGRIS INCORPORATED+                                                                                  2,970,650
      1,000   FMC TECHNOLOGIES INCORPORATED+                                                                             60,450
  1,199,000   INFOCUS CORPORATION+                                                                                    3,381,180
    285,000   INTERMEC INCORPORATED+                                                                                  6,441,000

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
    382,800   PALL CORPORATION                                                                                   $   12,211,320
     13,600   PLANAR SYSTEMS INCORPORATED+                                                                              163,880
    129,900   ROBBINS & MYERS INCORPORATED                                                                            4,999,851
     12,000   TENNANT COMPANY                                                                                           331,800
    551,000   ULTRATECH INCORPORATED+                                                                                 7,873,790

                                                                                                                     46,894,189
                                                                                                                 --------------

INSURANCE AGENTS, BROKERS & SERVICE - 1.03%
    102,200   CLARK INCORPORATED                                                                                      1,278,522
    505,100   CRAWFORD & COMPANY CLASS A (NON-VOTING)                                                                 3,121,518

                                                                                                                      4,400,040
                                                                                                                 --------------

INSURANCE CARRIERS - 0.01%
      2,000   OHIO CASUALTY CORPORATION                                                                                  54,860
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.24%
    155,000   MILLIPORE CORPORATION+                                                                                 10,002,150
     78,800   MOLECULAR DEVICES CORPORATION+                                                                          1,587,032
    475,000   ORTHOLOGIC CORPORATION+                                                                                   622,250
    180,100   VITAL SIGNS INCORPORATED                                                                               10,150,436

                                                                                                                     22,361,868
                                                                                                                 --------------

METAL MINING - 3.32%
    567,000   APEX SILVER MINES LIMITED+                                                                              8,958,600
    115,000   GLAMIS GOLD LIMITED+                                                                                    5,071,500
      2,000   GOLD FIELDS LIMITED ADR                                                                                    33,520
      3,000   GOLDCORP INCORPORATED                                                                                      78,840

                                                                                                                     14,142,460
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.00%
    334,000   LEAPFROG ENTERPRISES INCORPORATED+                                                                      3,219,760
    115,000   LYDALL INCORPORATED+                                                                                    1,043,050

                                                                                                                      4,262,810
                                                                                                                 --------------

MOTION PICTURES - 0.34%
    355,000   WPT ENTERPRISES INCORPORATED+                                                                           1,430,650
                                                                                                                 --------------

OIL & GAS EXTRACTION - 1.59%
    365,000   HANOVER COMPRESSOR COMPANY+                                                                             6,759,800
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 3.20%
    307,000   BUCKEYE TECHNOLOGIES INCORPORATED+                                                                      3,189,730
    380,000   MEADWESTVACO CORPORATION                                                                               10,457,600

                                                                                                                     13,647,330
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 3.63%
    473,900   PLAYBOY ENTERPRISES INCORPORATED CLASS B (NON-VOTING)+                                                  5,028,079
    725,000   READER'S DIGEST ASSOCIATION INCORPORATED                                                               10,425,500
      1,000   SCHOLASTIC CORPORATION+                                                                                    31,420

                                                                                                                     15,484,999
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
RETAIL, TRADE & SERVICES - 0.06%
     17,000   STRIDE RITE CORPORATION                                                                            $      250,750
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.47%
    102,700   BIOSCRIP INCORPORATED+                                                                                    250,588
        500   GREEN MOUNTAIN COFFEE ROASTERS INCORPORATED+                                                               19,785
    231,800   NASH FINCH COMPANY                                                                                      6,015,210

                                                                                                                      6,285,583
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $316,504,883)                                                                             343,906,254
                                                                                                                 --------------

PREFERRED STOCKS - 0.75%
    127,300   TELEPHONE & DATA SYSTEMS                                                                                3,191,411

TOTAL PREFERRED STOCKS (COST $3,209,952)                                                                              3,191,411
                                                                                                                 --------------
COLLATERAL FOR SECURITIES LENDING - 2.64%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.05%
    232,612   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    232,612
         39   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                                39

                                                                                                                        232,651
                                                                                                                 --------------

PRINCIPAL                                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 2.59%
$    50,943   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.35%       11/15/2007            50,966
      5,660   AQUINAS FUNDING LLC++                                                    5.33        12/11/2006             5,627
    283,016   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        11/03/2006           283,016
    141,508   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.30        12/22/2006           141,508
    141,508   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.30        04/25/2007           141,515
    155,551   ATOMIUM FUNDING CORPORATION++                                            5.35        11/03/2006           155,506
    141,508   BANCO SANTANDER TOTTA LOAN+/-++                                          5.32        11/16/2007           141,511
    141,508   BANK OF AMERICA NA SERIES BKNT+/-                                        5.36        06/19/2007           141,535
     93,395   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.42        01/12/2007            93,414
     33,962   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.53        01/16/2007            33,975
    107,812   BUCKINGHAM II CDO LLC++                                                  5.30        11/20/2006           107,513
    357,726   BUCKINGHAM II CDO LLC                                                    5.31        11/21/2006           356,682
    141,508   BUCKINGHAM III CDO LLC++                                                 5.33        12/15/2006           140,602
    101,886   CAIRN HIGH GRADE FUNDING I LLC                                           5.30        11/16/2006           101,663
    113,206   CAIRN HIGH GRADE FUNDING I LLC++                                         5.31        11/14/2006           112,991
     57,169   CAIRN HIGH GRADE FUNDING I LLC                                           5.35        11/01/2006            57,169
    104,433   CEDAR SPRINGS CAPITAL COMPANY                                            5.32        11/17/2006           104,190
     62,535   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        11/02/2006            62,526
     52,103   CEDAR SPRINGS CAPITAL COMPANY                                            5.33        12/06/2006            51,838
     56,603   CEDAR SPRINGS CAPITAL COMPANY++                                          5.36        01/17/2007            55,969
    141,508   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.34        07/16/2007           141,515
    141,508   CULLINAN FINANCE CORPORATION+/-++                                        5.37        11/15/2006           141,511
    283,016   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.28        06/25/2007           283,005
    515,428   DEER VALLEY FUNDING LLC                                                  5.31        11/14/2006           514,449
    130,187   DEER VALLEY FUNDING LLC                                                  5.31        11/20/2006           129,827
      7,166   DEER VALLEY FUNDING LLC++                                                5.32        11/27/2006             7,139

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   417,420   DNB NOR BANK ASA                                                         5.33%       11/01/2006    $      417,420
      5,660   EDISON ASSET SECURITIZATION LLC                                          5.41        12/11/2006             5,627
    283,016   FAIRWAY FINANCE CORPORATION                                              5.32        11/01/2006           283,016
     29,434   FCAR OWNER TRUST SERIES II                                               5.30        11/03/2006            29,425
  1,027,454   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $1,027,607)            5.36        11/01/2006         1,027,454
     83,054   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.31        11/15/2006            82,884
      7,075   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.43        11/06/2006             7,070
      7,075   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46        11/27/2006             7,049
     46,245   GALLEON CAPITAL LLC                                                      5.35        11/01/2006            46,245
     81,226   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46        03/30/2007            81,278
     11,321   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.42        05/15/2007            11,325
     19,811   HBOS TREASURY SERVICES PLC+/-++                                          5.45        01/12/2007            19,818
     79,386   HSBC BANK USA+/-                                                         5.41        12/14/2006            79,392
    198,111   IBM CORPORATION SERIES MTN+/-                                            5.36        06/28/2007           198,206
    367,921   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.39        09/17/2007           367,921
    141,508   INTESA BANK IRELAND PLC SERIES BKNT+/-++                                 5.32        11/23/2007           141,501
     69,056   K2 USA LLC                                                               5.32        11/10/2006            68,965
     84,905   KAUPTHING BANK SERIES MTN+/-++                                           5.38        03/20/2007            84,863
     52,301   KLIO FUNDING CORPORATION++                                               5.36        11/03/2006            52,286
    339,993   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.30        11/06/2006           339,744
    170,183   LA FAYETTE ASSET SECURITIZATION CORPORATION++                            5.31        11/08/2006           170,010
    566,032   LEXINGTON PARKER CAPITAL CORPORATION++                                   5.32        11/01/2006           566,032
     11,321   LIBERTY STREET FUNDING CORPORATION                                       5.31        11/15/2006            11,298
    141,508   LIBERTY STREET FUNDING CORPORATION++                                     5.35        11/01/2006           141,508
     84,905   LIQUID FUNDING LIMITED+/-++                                              5.29        12/01/2006            84,905
    141,508   LIQUID FUNDING LIMITED++                                                 5.33        12/07/2006           140,766
     84,905   LIQUID FUNDING LIMITED                                                   5.47        12/28/2006            84,200
     33,962   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.33        02/20/2007            33,967
     56,603   MBIA GLOBAL FUNDING LLC+/-++                                             5.32        02/20/2007            56,606
     31,981   MORGAN STANLEY+/-                                                        5.50        11/09/2006            31,981
    141,508   MORGAN STANLEY+/-                                                        5.50        07/27/2007           141,651
     95,235   MORGAN STANLEY+/-                                                        5.51        01/12/2007            95,264
     33,792   MORGAN STANLEY+/-                                                        5.55        11/24/2006            33,796
     26,179   MORGAN STANLEY SERIES EXL+/-ss.                                          5.38        12/14/2007            26,182
    101,405   NATIONWIDE BUILDING SOCIETY+/-++                                         5.49        07/20/2007           101,515
     31,132   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51        12/11/2006            31,138
     88,669   NORTH SEA FUNDING LLC                                                    5.31        11/09/2006            88,565
    283,016   NORTHERN ROCK PLC+/-++ss.                                                5.32        12/05/2007           283,053
     84,905   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.30        05/15/2007            84,905
     22,896   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.34        05/22/2007            22,899
    349,383   SHEFFIELD RECEIVABLES CORPORATION                                        5.34        11/01/2006           349,383
    113,206   SLM CORPORATION+/-++ss.                                                  5.32        12/12/2007           113,239
     96,225   STANFIELD VICTORIA FUNDING LLC++                                         5.37        11/27/2006            95,861
     32,722   TRAVELERS INSURANCE COMPANY+/-                                           5.39        02/09/2007            32,722
    141,508   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.33        06/15/2007           141,516
    141,508   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.33        03/09/2007           141,533

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                                       INTEREST RATE   MATURITY DATE     VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   141,508   VERSAILLES CDS LLC++                                                     5.35%       11/01/2006    $      141,508
    231,337   WHITE PINE FINANCE LLC++                                                 5.31        11/10/2006           231,034
     35,094   WINDMILL FUNDING CORPORATION++                                           5.35        11/01/2006            35,094
    615,276   WORLD OMNI VEHICLE LEASING INCORPORATED++                                5.31        11/15/2006           614,021

                                                                                                                     11,034,803
                                                                                                                 --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $11,267,454)                                                           11,267,454
                                                                                                                 --------------

SHARES
SHORT-TERM INVESTMENTS - 18.46%
 78,709,570   WELLS FARGO MONEY MARKET TRUST~@                                                                       78,709,570
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $78,709,570)                                                                      78,709,570
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $409,691,859)*                        102.51%                                                              $  437,074,689
OTHER ASSETS AND LIABILITIES, NET            (2.51)                                                                 (10,686,741)
                                            ------                                                               --------------

TOTAL NET ASSETS                            100.00%                                                              $  426,387,948
                                            ======                                                               ==============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

** REPRESENTS AN AFFILIATE OF THE FUND UNDER SECTION 2(A)(2) AND 2(A)(3) OF THE 1940 ACT AS FUND HOLDS 5% OR MORE TO THE ISSUER'S OUTSTANDING VOTING SHARES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

ss. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $78,709,570.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $410,159,319 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                        $ 46,577,761
      GROSS UNREALIZED DEPRECIATION                         (19,662,391)
                                                           ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $ 26,915,370

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 93.27%

BUSINESS SERVICES - 10.42%
    801,395   3COM CORPORATION+                                                                                  $    3,894,780
    113,230   ABM INDUSTRIES INCORPORATED                                                                             2,248,748
     53,490   CITRIX SYSTEMS INCORPORATED+                                                                            1,579,560
    265,690   EMBARCADERO TECHNOLOGIES INCORPORATED+                                                                  2,205,227
     65,780   EVERGREEN ENERGY INCORPORATED+                                                                            845,273
    471,450   HILL INTERNATIONAL INCORPORATED+                                                                        2,866,416
     69,155   IMS HEALTH INCORPORATED                                                                                 1,925,967
     59,350   KFORCE INCORPORATED+                                                                                      888,470
    177,975   MOBIUS MANAGEMENT SYSTEMS INCORPORATED+                                                                 1,228,028
    324,760   SUN MICROSYSTEMS INCORPORATED+                                                                          1,763,447
     64,100   THE9 LIMITED ADR+                                                                                       1,513,401
    154,557   VIGNETTE CORPORATION+                                                                                   2,519,279

                                                                                                                     23,478,596
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 2.79%
     36,805   AVENTINE RENEWABLE ENERGY HOLDINGS INCORPORATED+                                                          905,403
     54,460   NOVEN PHARMACEUTICALS INCORPORATED+                                                                     1,209,557
    141,692   ORASURE TECHNOLOGIES INCORPORATED+                                                                      1,099,530
     72,815   RPM INTERNATIONAL INCORPORATED                                                                          1,394,407
    448,515   WELLMAN INCORPORATED                                                                                    1,671,856

                                                                                                                      6,280,753
                                                                                                                 --------------

COMMUNICATIONS - 2.83%
     83,735   CHINA GRENTECH CORPORATION LIMITED ADR+                                                                 1,172,290
    395,025   CINCINNATI BELL INCORPORATED+                                                                           1,852,667
    795,740   COASTAL CONTACTS INCORPORATED                                                                             673,185
      7,585   GRUPO RADIO CENTRO SA DE CV ADR                                                                            62,804
    226,250   LIGHTBRIDGE INCORPORATED+                                                                               2,615,450

                                                                                                                      6,376,396
                                                                                                                 --------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 1.69%
     60,310   CHICAGO BRIDGE & IRON COMPANY NV                                                                        1,481,214
    137,335   COMFORT SYSTEMS USA INCORPORATED                                                                        1,594,459
     51,210   MATRIX SERVICE COMPANY+                                                                                   735,888

                                                                                                                      3,811,561
                                                                                                                 --------------

CONSUMER SERVICES - 0.90%
    173,980   EMDEON CORPORATION+                                                                                     2,026,867
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 1.76%
     26,560   COMMUNITY BANCORP+                                                                                        770,506
    136,146   FIRST SECURITY GROUP INCORPORATED                                                                       1,531,643
     43,125   MIDWEST BANC HOLDINGS INCORPORATED                                                                      1,015,163
     52,855   PACIFIC PREMIER BANCORP INCORPORATED+                                                                     642,188

                                                                                                                      3,959,500
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
EATING & DRINKING PLACES - 0.81%
     47,005   CALIFORNIA PIZZA KITCHEN INCORPORATED+                                                             $    1,516,851
      7,285   DARDEN RESTAURANTS INCORPORATED                                                                           305,242

                                                                                                                      1,822,093
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.17%
    191,905   EL PASO CORPORATION                                                                                     2,629,099
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 12.66%
    398,116   EVANS & SUTHERLAND COMPUTER CORPORATION+                                                                1,532,747
    154,505   FLEXTRONICS INTERNATIONAL LIMITED+                                                                      1,792,258
    201,620   GRAFTECH INTERNATIONAL LIMITED+                                                                         1,219,801
    110,317   INTEGRATED ELECTRICAL SERVICES INCORPORATED+                                                            1,889,730
    432,350   McDATA CORPORATION+                                                                                     2,421,160
     39,500   MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                 1,402,250
    121,445   MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                  1,496,202
     72,805   MICRON TECHNOLOGY INCORPORATED+                                                                         1,052,032
  1,129,358   MRV COMMUNICATIONS INCORPORATED+                                                                        3,862,404
  1,103,015   NORTEL NETWORKS CORPORATION+                                                                            2,459,723
     61,770   OSI SYSTEMS INCORPORATED+                                                                               1,278,639
    337,660   POWER-ONE INCORPORATED+                                                                                 2,309,594
    270,740   RICHARDSON ELECTRONICS LIMITED                                                                          2,596,397
    328,155   SILICON STORAGE TECHNOLOGY INCORPORATED+                                                                1,374,969
    291,900   STATS CHIPPAC LIMITED ADR+                                                                              1,838,970

                                                                                                                     28,526,876
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.30%
    105,335   CV THERAPEUTICS INCORPORATED+                                                                           1,364,088
     67,300   PHARMANET DEVELOPMENT GROUP INCORPORATED+                                                               1,258,510
     15,550   SAIC INCORPORATED+                                                                                        311,000

                                                                                                                      2,933,598
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.68%
     39,555   CRANE COMPANY                                                                                           1,540,272
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 0.37%
        100   MOLSON COORS BREWING COMPANY                                                                                7,118
     30,745   SANDERSON FARMS INCORPORATED                                                                              815,665

                                                                                                                        822,783
                                                                                                                 --------------

HEALTH SERVICES - 0.66%
     30,540   GENESIS HEALTHCARE CORPORATION+                                                                         1,479,052
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 3.21%
    240,195   AFFORDABLE RESIDENTIAL COMMUNITIES                                                                      2,637,341
    162,573   ANNALY MORTGAGE MANAGEMENT INCORPORATED                                                                 2,132,958
     72,555   DISCOVERY HOLDING COMPANY CLASS A+                                                                      1,076,716
     86,530   UMH PROPERTIES INCORPORATED                                                                             1,393,133

                                                                                                                      7,240,148
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 1.00%
     19,480   BOYD GAMING CORPORATION                                                                            $      768,876
    174,500   EMPIRE RESORTS INCORPORATED+                                                                            1,483,250

                                                                                                                      2,252,126
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.16%
    193,551   CRAY INCORPORATED+                                                                                      1,789,381
    136,065   INTERMEC INCORPORATED+                                                                                  3,075,069

                                                                                                                      4,864,450
                                                                                                                 --------------

INSURANCE CARRIERS - 3.87%
     24,925   ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                      888,576
    118,180   KMG AMERICA CORPORATION+                                                                                  898,168
     20,530   MERCURY GENERAL CORPORATION                                                                             1,062,838
    133,140   NORTH POINTE HOLDINGS CORPORATION+                                                                      1,344,714
     54,190   NYMAGIC INCORPORATED                                                                                    1,736,790
     12,890   PRA INTERNATIONAL+                                                                                        380,255
    421,535   QUANTA CAPITAL HOLDINGS LIMITED+                                                                          826,209
     96,270   SEABRIGHT INSURANCE HOLDINGS INCORPORATED+                                                              1,579,791

                                                                                                                      8,717,341
                                                                                                                 --------------

JUSTICE, PUBLIC ORDER & SAFETY - 1.36%
     80,676   GEO GROUP INCORPORATED+                                                                                 3,065,688
                                                                                                                 --------------

LEATHER & LEATHER PRODUCTS - 0.76%
    114,462   BAKERS FOOTWEAR GROUP INCORPORATED+                                                                     1,711,207
                                                                                                                 --------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.10%
     25,400   CHAMPION ENTERPRISES INCORPORATED+                                                                        235,204
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.45%
    674,188   ALLIED HEALTHCARE PRODUCTS INCORPORATED+**                                                              3,593,422
    440,205   CREDENCE SYSTEMS CORPORATION+                                                                           1,417,460
     70,470   SYNOVIS LIFE TECHNOLOGIES INCORPORATED+                                                                   520,069

                                                                                                                      5,530,951
                                                                                                                 --------------

METAL MINING - 6.01%
    201,960   APEX SILVER MINES LIMITED+                                                                              3,190,968
    142,505   GOLD FIELDS LIMITED ADR                                                                                 2,388,384
     32,485   GOLDCORP INCORPORATED                                                                                     853,706
     25,430   NEWMONT MINING CORPORATION                                                                              1,151,216
    227,880   RANDGOLD RESOURCES LIMITED ADR+                                                                         5,166,040
    106,925   SOUTHWESTERN RESOURCES CORPORATION+                                                                       799,831

                                                                                                                     13,550,145
                                                                                                                 --------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.49%
    303,225   BIRCH MOUNTAIN RESOURCES LIMITED+                                                                       1,106,771
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.29%
    119,910   ACCO BRANDS CORPORATION+                                                                                2,913,813
                                                                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.19%
     34,935   COVENANT TRANSPORT INCORPORATED CLASS A+                                                           $      436,338
                                                                                                                 --------------

OIL & GAS EXTRACTION - 14.13%
     55,455   CANADIAN NATURAL RESOURCES LIMITED                                                                      2,891,978
    561,040   GLOBAL INDUSTRIES LIMITED+                                                                              9,313,264
     87,875   HELMERICH & PAYNE INCORPORATED                                                                          2,104,606
    179,725   KEY ENERGY SERVICES INCORPORATED+                                                                       2,516,150
    155,635   MCMORAN EXPLORATION COMPANY+                                                                            2,353,201
    331,035   NEWPARK RESOURCES INCORPORATED+                                                                         1,946,486
     58,995   PETROQUEST ENERGY INCORPORATED+                                                                           671,363
     20,720   PRIDE INTERNATIONAL INCORPORATED+                                                                         572,079
     42,677   RANGE RESOURCES CORPORATION                                                                             1,158,681
    414,965   SEITEL INCORPORATED+                                                                                    1,435,779
      8,915   TRANSOCEAN INCORPORATED+                                                                                  646,694
    320,915   TRILOGY ENERGY TRUST                                                                                    4,375,269
    120,945   WILLBROS GROUP INCORPORATED+                                                                            1,856,506

                                                                                                                     31,842,056
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 0.72%
    118,890   WAUSAU PAPER CORPORATION                                                                                1,612,148
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.61%
     23,415   ASHLAND INCORPORATED                                                                                    1,383,827
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 0.32%
     10,000   ENCORE WIRE CORPORATION+                                                                                  268,800
      7,374   STEEL DYNAMICS INCORPORATED                                                                               443,251

                                                                                                                        712,051
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.99%
     22,375   E.W. SCRIPPS COMPANY CLASS A                                                                            1,106,668
    210,205   JOURNAL COMMUNICATIONS INCORPORATED CLASS A                                                             2,459,399
     37,032   MCCLATCHY COMPANY CLASS A                                                                               1,605,337
     26,140   R.H. DONNELLEY CORPORATION+                                                                             1,574,151

                                                                                                                      6,745,555
                                                                                                                 --------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 1.95%
    306,565   CONSTAR INTERNATIONAL INCORPORATED+                                                                     2,142,889
    384,585   INTERTAPE POLYMER GROUP INCORPORATED+                                                                   2,242,131

                                                                                                                      4,385,020
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.31%
    262,535   MARKETAXCESS HOLDINGS INCORPORATED+                                                                     2,953,519
                                                                                                                 --------------

SOCIAL SERVICES - 0.83%
    125,155   ABB LIMITED ADR                                                                                         1,867,313
                                                                                                                 --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.30%
    184,695   GENTEX CORPORATION                                                                                      2,938,497
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

    SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                          VALUE
TRANSPORTATION BY AIR - 1.99%
    122,385   AIRTRAN HOLDINGS INCORPORATED+                                                                     $    1,220,178
     49,170   ALASKA AIR GROUP INCORPORATED+                                                                          1,974,176
    103,125   JETBLUE AIRWAYS CORPORATION+                                                                            1,295,250

                                                                                                                      4,489,604
                                                                                                                 --------------

TRANSPORTATION SERVICES - 0.60%
    116,175   RAILAMERICA INCORPORATED+                                                                               1,360,409
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.76%
     32,525   ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+                                                               928,264
    102,960   SMURFIT-STONE CONTAINER CORPORATION+                                                                    1,097,554
    214,270   SOURCE INTERLINK COMPANIES INCORPORATED+                                                                1,937,001

                                                                                                                      3,962,819
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 3.83%
    174,550   DELIAS INCORPORATED+                                                                                    1,584,914
  1,571,500   ENCORIUM GROUP INCORPORATED+**                                                                          5,877,410
    118,318   US HOME SYSTEMS INCORPORATED+                                                                           1,157,150

                                                                                                                      8,619,474
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $195,644,052)                                                                             210,183,920
                                                                                                                 --------------

WARRANTS - 0.33%
    540,090   HILL INTERNATIONAL INCORPORATED+                                                                          729,115

TOTAL WARRANTS (COST $661,801)                                                                                          729,115
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 5.01%
 11,296,029   WELLS FARGO MONEY MARKET TRUST~@                                                                       11,296,029
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $11,296,029)                                                                      11,296,029
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $207,601,882)*                         98.60%                                                              $  222,209,064
OTHER ASSETS AND LIABILITIES, NET             1.40                                                                    3,152,500
                                            ------                                                               --------------

TOTAL NET ASSETS                            100.00%                                                              $  225,361,564
                                            ======                                                               --------------

+     NON-INCOME EARNING SECURITIES.

** REPRESENTS AN AFFILIATE OF THE FUND UNDER SECTION 2(A)(2) AND 2(A)(3) OF THE 1940 ACT AS FUND HOLDS 5% OR MORE TO THE ISSUER'S OUTSTANDING VOTING SHARES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $11,296,029.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $209,112,098 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                        $ 24,086,906
      GROSS UNREALIZED DEPRECIATION                         (10,989,940)
                                                           ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $ 13,096,966

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                      PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2006
--------------------------------------------------------------------------------

    SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS     SECURITY NAME                                                       STRIKE PRICE  EXPIRATION DATE      VALUE
WRITTEN OPTIONS - (0.27%)
       (40)   APEX SILVER MINES LIMITED CALL+                                        $15.00        01/20/2007    $       (7,800)
       (50)   CANADIAN NATURAL RESOURCES CALL+                                        45.00        12/16/2006           (37,500)
       (70)   ENCORE WIRE COPORATION CALL+                                            25.00        02/21/2007           (29,400)
       (30)   ENCORE WIRE COPORATION CALL+                                            25.00        02/21/2007           (12,600)
      (120)   MEMC ELECTRONIC MATERIALS INCORPORATED CALL+                            30.00        11/22/2006           (68,400)
      (275)   MEMC ELECTRONIC MATERIALS INCORPORATED CALL+                            30.00        01/20/2007          (214,500)
       (30)   MICRON TECHNOLOGY INCORPORATED CALL+                                    15.00        01/20/2007            (2,400)
       (97)   NOVEN PHARMACEUTICALS INCORPORATED CALL+                                20.00        01/20/2007           (32,980)
      (148)   PHARMANET DEVELOPMENT GROUP INCORPORATED CALL+                          17.50        01/24/2007           (34,040)
      (350)   PHARMANET DEVELOPMENT GROUP INCORPORATED CALL+                          15.00        01/20/2007          (140,000)
      (175)   SFBC INTERNATIONAL INCORPORATED CALL+                                   17.50        12/16/2006           (35,000)

TOTAL WRITTEN OPTIONS (PREMIUM RECEIVED $(732,672))                                                                    (614,620)
                                                                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                          STATEMENTS OF ASSETS AND LIABILITIES--OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   DISCOVERY       ENTERPRISE
                                                                                                        FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..........................................................   $  269,584,477   $  216,230,737
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...............................................       13,500,008        6,133,536
  INVESTMENTS IN AFFILIATES ...............................................................       16,271,516       15,064,783
                                                                                              --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ........................................      299,356,001      237,429,056
                                                                                              --------------   --------------
  CASH ....................................................................................                0                0
  RECEIVABLE FOR FUND SHARES ISSUED .......................................................          284,054          198,093
  RECEIVABLE FOR INVESTMENTS SOLD .........................................................        6,637,042        5,544,744
  RECEIVABLES FOR DIVIDENDS AND INTEREST ..................................................           93,169           90,711
  RECEIVABLE FOR TOTAL RETURN SWAPS/SPREAD LOCKS ..........................................                0                0
  PREPAID EXPENSES AND OTHER ASSETS .......................................................                0                0
                                                                                              --------------   --------------
TOTAL ASSETS ..............................................................................      306,370,266      243,262,604
                                                                                              --------------   --------------

LIABILITIES

  OPTION WRITTEN, AT VALUE ................................................................                0                0
  PAYABLE FOR FUND SHARES REDEEMED ........................................................          251,069          258,582
  PAYABLE FOR INVESTMENTS PURCHASED .......................................................        5,711,955        3,162,059
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...................................          244,726          209,164
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .................................           60,986           42,734
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ..................................................       13,500,008        6,133,536
  ACCRUED EXPENSES AND OTHER LIABILITIES ..................................................           30,395           22,551
                                                                                              --------------   --------------
TOTAL LIABILITIES .........................................................................       19,799,139        9,828,626
                                                                                              --------------   --------------
TOTAL NET ASSETS ..........................................................................   $  286,571,127   $  233,433,978
                                                                                              ==============   ==============

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .........................................................................   $  226,887,390   $  436,491,722
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................................                0                0
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................................       12,612,336     (226,368,205)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
    TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...............       47,071,401       23,310,461
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS, AND SHORT SALES .                0                0
                                                                                              --------------   --------------
TOTAL NET ASSETS ..........................................................................   $  286,571,127   $  233,433,978
                                                                                              --------------   --------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - ADMINISTRATOR CLASS ........................................................   $   68,373,924   $    2,553,541
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ................................................        3,049,870           85,604
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ......................   $        22.42   $        29.83
  NET ASSETS - ADVISOR CLASS ..............................................................              N/A   $    1,760,620
  SHARES OUTSTANDING - ADVISOR CLASS ......................................................              N/A           60,059
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ............................              N/A   $        29.31
  NET ASSETS - INSTITUTIONAL CLASS ........................................................   $       10,470   $   36,586,710
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ................................................              467        1,223,560
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ......................   $        22.43   $        29.90
  NET ASSETS -  INVESTOR CLASS ............................................................   $  218,186,733   $  192,533,107
  SHARES OUTSTANDING -  INVESTOR CLASS ....................................................        9,779,712        6,613,134
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ...........................   $        22.31   $        29.11
                                                                                              --------------   --------------
INVESTMENTS AT COST .......................................................................   $  252,284,600   $  214,118,595
                                                                                              --------------   --------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS ......................................................   $            0   $            0
                                                                                              ==============   ==============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES--OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                     MID CAP
                                                                                                 DISCIPLINED      OPPORTUNITY
                                                                                                        FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..........................................................   $  794,130,518   $1,811,666,089
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...............................................        9,797,280      139,441,738
  INVESTMENTS IN AFFILIATES ...............................................................      200,027,619      247,481,705
                                                                                              --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ........................................    1,003,955,417    2,198,589,532
                                                                                              --------------   --------------
  CASH ....................................................................................            1,723                0
  RECEIVABLE FOR FUND SHARES ISSUED .......................................................        7,340,454        1,017,451
  RECEIVABLE FOR INVESTMENTS SOLD .........................................................                0                0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ..................................................        2,203,450        2,283,261
  RECEIVABLE FOR TOTAL RETURN SWAPS/SPREAD LOCKS ..........................................                0          487,701
  PREPAID EXPENSES AND OTHER ASSETS .......................................................                0           25,437
                                                                                              --------------   --------------
TOTAL ASSETS ..............................................................................    1,013,501,044    2,202,403,382
                                                                                              --------------   --------------

LIABILITIES

  OPTION WRITTEN, AT VALUE ................................................................                0          725,170
  PAYABLE FOR FUND SHARES REDEEMED ........................................................        1,489,160        2,869,644
  PAYABLE FOR INVESTMENTS PURCHASED .......................................................        9,867,132        4,666,722
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...................................          789,805        1,079,446
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .................................          174,458          437,868
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ..................................................        9,797,280      139,441,738
  ACCRUED EXPENSES AND OTHER LIABILITIES ..................................................           83,602                0
                                                                                              --------------   --------------
TOTAL LIABILITIES .........................................................................       22,201,437      149,220,588
                                                                                              --------------   --------------
TOTAL NET ASSETS ..........................................................................   $  991,299,607   $2,053,182,794
                                                                                              ==============   ==============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .........................................................................   $  837,033,616   $1,328,487,298
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................................        4,733,279        4,294,659
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................................       63,771,355      332,556,228
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
    TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...............       85,761,357      386,048,122
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS, AND SHORT SALES .                0        1,796,487
                                                                                              --------------   --------------
TOTAL NET ASSETS ..........................................................................   $  991,299,607   $2,053,182,794
                                                                                              --------------   --------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - ADMINISTRATOR CLASS ........................................................   $   97,014,469   $  167,560,197
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ................................................        4,146,655        3,416,336
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ......................   $        23.40   $        49.05
  NET ASSETS - ADVISOR CLASS ..............................................................              N/A   $   51,489,075
  SHARES OUTSTANDING - ADVISOR CLASS ......................................................              N/A        1,078,494
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ............................              N/A   $        47.74
  NET ASSETS - INSTITUTIONAL CLASS ........................................................   $  137,470,667              N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ................................................        5,856,846              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ......................   $        23.47              N/A
  NET ASSETS -  INVESTOR CLASS ............................................................   $  756,814,471   $1,834,133,522
  SHARES OUTSTANDING -  INVESTOR CLASS ....................................................       32,396,080       37,788,229
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ...........................   $        23.36   $        48.54
                                                                                              --------------   --------------
INVESTMENTS AT COST .......................................................................   $  918,194,060   $1,812,541,410
                                                                                              --------------   --------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS ......................................................   $            0   $    2,033,956
                                                                                              ==============   ==============

                                                                                                   SMALL CAP        SMALL/MID
                                                                                                 DISCIPLINED        CAP VALUE
                                                                                                        FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..........................................................   $  347,097,665   $  210,913,035
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...............................................       11,267,454                0
  INVESTMENTS IN AFFILIATES ...............................................................       78,709,570       11,296,029
                                                                                              --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ........................................      437,074,689      222,209,064
                                                                                              --------------   --------------
  CASH ....................................................................................                0                0
  RECEIVABLE FOR FUND SHARES ISSUED .......................................................        1,918,628          523,858
  RECEIVABLE FOR INVESTMENTS SOLD .........................................................                0        4,580,716
  RECEIVABLES FOR DIVIDENDS AND INTEREST ..................................................          463,790          124,355
  RECEIVABLE FOR TOTAL RETURN SWAPS/SPREAD LOCKS ..........................................                0                0
  PREPAID EXPENSES AND OTHER ASSETS .......................................................                0                0
                                                                                              --------------   --------------
TOTAL ASSETS ..............................................................................      439,457,107      227,437,993
                                                                                              --------------   --------------

LIABILITIES

  OPTION WRITTEN, AT VALUE ................................................................                0          614,620
  PAYABLE FOR FUND SHARES REDEEMED ........................................................        1,210,912          450,790
  PAYABLE FOR INVESTMENTS PURCHASED .......................................................                0          704,913
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...................................          443,472          204,181
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .................................           75,818           47,157
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ..................................................       11,267,454                0
  ACCRUED EXPENSES AND OTHER LIABILITIES ..................................................           71,503           54,768
                                                                                              --------------   --------------
TOTAL LIABILITIES .........................................................................       13,069,159        2,076,429
                                                                                              --------------   --------------
TOTAL NET ASSETS ..........................................................................   $  426,387,948   $  225,361,564
                                                                                              ==============   ==============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .........................................................................   $  378,180,734   $  209,097,507
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................................         (466,652)        (243,885)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................................       21,291,036        1,782,771
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
    TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...............       27,382,830       14,607,119
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS, AND SHORT SALES .                0          118,052
                                                                                              --------------   --------------
TOTAL NET ASSETS ..........................................................................   $  426,387,948   $  225,361,564
                                                                                              --------------   --------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - ADMINISTRATOR CLASS ........................................................   $    5,999,387   $   75,171,645
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ................................................          331,262        4,570,887
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ......................   $        18.11   $        16.45
  NET ASSETS - ADVISOR CLASS ..............................................................              N/A              N/A
  SHARES OUTSTANDING - ADVISOR CLASS ......................................................              N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ............................              N/A              N/A
  NET ASSETS - INSTITUTIONAL CLASS ........................................................   $   63,904,952   $       10,274
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ................................................        3,518,876              625
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ......................   $        18.16   $        16.45
  NET ASSETS -  INVESTOR CLASS ............................................................   $  356,483,609   $  150,179,645
  SHARES OUTSTANDING -  INVESTOR CLASS ....................................................       19,805,769        9,191,781
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ...........................   $        18.00   $        16.34
                                                                                              --------------   --------------
INVESTMENTS AT COST .......................................................................   $  409,691,859   $  207,601,882
                                                                                              --------------   --------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS ......................................................   $            0   $      732,672
                                                                                              ==============   ==============

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                   STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   DISCOVERY       ENTERPRISE
                                                                                                        FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS ...............................................................................   $      694,186   $      866,014
  INTEREST ................................................................................              877                0
  INCOME FROM AFFILIATED SECURITIES .......................................................          450,462          296,522
  SECURITIES LENDING INCOME, NET ..........................................................           24,485            9,169
                                                                                              --------------   --------------
TOTAL INVESTMENT INCOME ...................................................................        1,170,010        1,171,705
                                                                                              --------------   --------------

EXPENSES
  ADVISORY FEES ...........................................................................        1,868,788        1,727,740
   ADMINISTRATION FEES
      FUND LEVEL ..........................................................................          124,586          115,183
      ADMINISTRATOR CLASS .................................................................           34,615            2,934
      ADVISOR CLASS .......................................................................              N/A            5,275
      INSTITUTIONAL CLASS .................................................................                1           18,856
      INVESTOR CLASS ......................................................................          965,498          908,897
  CUSTODY FEES ............................................................................           49,834           46,073
  SHAREHOLDER SERVICING FEES ..............................................................          622,925          516,987
  ACCOUNTING FEES .........................................................................           41,944           53,006
  PROFESSIONAL FEES .......................................................................           49,898           53,172
  REGISTRATION FEES .......................................................................           25,847            3,629
  SHAREHOLDER REPORTS .....................................................................           20,428           35,400
  TRUSTEES' FEES ..........................................................................            7,492            7,492
  OTHER FEES AND EXPENSES .................................................................            4,915            5,250
                                                                                              --------------   --------------
TOTAL EXPENSES ............................................................................        3,816,771        3,499,894
                                                                                              --------------   --------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ............................................         (457,824)         (77,987)
  NET EXPENSES ............................................................................        3,358,947        3,421,907
                                                                                              --------------   --------------
NET INVESTMENT INCOME (LOSS) ..............................................................       (2,188,937)      (2,250,202)
                                                                                              --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .........................       13,453,981       29,782,525
  FUTURES TRANSACTIONS ....................................................................                0                0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ....................................                0                0
                                                                                              --------------   --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .................................................       13,453,981       29,782,525
                                                                                              --------------   --------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .........................       20,210,652        3,022,491
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ....................................                0                0
                                                                                              --------------   --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .......................       20,210,652        3,022,491
                                                                                              --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ....................................       33,664,633       32,805,016
                                                                                              --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $   31,475,696   $   30,554,814
                                                                                              ==============   ==============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF .................................................   $        3,506   $        4,786

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED OCTOBER 31, 2006

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                     MID CAP
                                                                                                 DISCIPLINED      OPPORTUNITY
                                                                                                        FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS ...............................................................................   $   11,515,944   $   24,466,736
  INTEREST ................................................................................          322,401           88,046
  INCOME FROM AFFILIATED SECURITIES .......................................................        2,790,778        8,215,872
  SECURITIES LENDING INCOME, NET ..........................................................           42,921          157,620
                                                                                              --------------   --------------
TOTAL INVESTMENT INCOME ...................................................................       14,672,044       32,928,274
                                                                                              --------------   --------------

EXPENSES
  ADVISORY FEES ...........................................................................        5,842,917       14,693,194
   ADMINISTRATION FEES
      FUND LEVEL ..........................................................................          399,494        1,072,553
      ADMINISTRATOR CLASS .................................................................           71,831          163,564
      ADVISOR CLASS .......................................................................              N/A          214,149
      INSTITUTIONAL CLASS .................................................................          104,109              N/A
      INVESTOR CLASS ......................................................................        2,686,594        8,572,772
  CUSTODY FEES ............................................................................          159,798          429,021
  SHAREHOLDER SERVICING FEES ..............................................................        1,672,129        5,362,767
  ACCOUNTING FEES .........................................................................           80,568          149,526
  PROFESSIONAL FEES .......................................................................           66,518           35,949
  REGISTRATION FEES .......................................................................           47,694           81,855
  SHAREHOLDER REPORTS .....................................................................          116,329          121,894
  TRUSTEES' FEES ..........................................................................            7,492            7,492
  OTHER FEES AND EXPENSES .................................................................           12,442           18,450
                                                                                              --------------   --------------
TOTAL EXPENSES ............................................................................       11,267,915       30,923,186
                                                                                              --------------   --------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ............................................       (1,450,265)      (2,518,175)
  NET EXPENSES ............................................................................        9,817,650       28,405,011
                                                                                              --------------   --------------
NET INVESTMENT INCOME (LOSS) ..............................................................        4,854,394        4,523,263
                                                                                              --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .........................       47,587,908      340,361,482
  FUTURES TRANSACTIONS ....................................................................        8,880,187                0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ....................................        8,775,063       11,267,229
                                                                                              --------------   --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .................................................       65,243,158      351,628,711
                                                                                              --------------   --------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .........................       59,394,097      (76,072,633)
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ....................................                0        1,247,944
                                                                                              --------------   --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .......................       59,394,097      (74,824,689)
                                                                                              --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ....................................      124,637,255      276,804,022
                                                                                              --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $  129,491,649   $  281,327,285
                                                                                              ==============   ==============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF .................................................   $       32,131   $       97,200

                                                                                                   SMALL CAP        SMALL/MID
                                                                                                 DISCIPLINED        CAP VALUE
                                                                                                        FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS ...............................................................................   $    1,753,041   $    1,356,113
  INTEREST ................................................................................           35,941                0
  INCOME FROM AFFILIATED SECURITIES .......................................................        1,779,535          595,105
  SECURITIES LENDING INCOME, NET ..........................................................           87,100                0
                                                                                              --------------   --------------
TOTAL INVESTMENT INCOME ...................................................................        3,655,617        1,951,218
                                                                                              --------------   --------------

EXPENSES
  ADVISORY FEES ...........................................................................        2,674,839        1,409,550
   ADMINISTRATION FEES
      FUND LEVEL ..........................................................................          148,602           78,308
      ADMINISTRATOR CLASS .................................................................            2,479           55,342
      ADVISOR CLASS .......................................................................              N/A              N/A
      INSTITUTIONAL CLASS .................................................................           41,116                1
      INVESTOR CLASS ......................................................................        1,094,986          455,727
  CUSTODY FEES ............................................................................           59,441           31,323
  SHAREHOLDER SERVICING FEES ..............................................................          614,522          391,538
  ACCOUNTING FEES .........................................................................           48,487           33,802
  PROFESSIONAL FEES .......................................................................           83,534           41,285
  REGISTRATION FEES .......................................................................            5,580           62,837
  SHAREHOLDER REPORTS .....................................................................           38,338           19,575
  TRUSTEES' FEES ..........................................................................            7,492            7,492
  OTHER FEES AND EXPENSES .................................................................            4,932            3,511
                                                                                              --------------   --------------
TOTAL EXPENSES ............................................................................        4,824,348        2,590,291
                                                                                              --------------   --------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ............................................         (363,243)        (352,730)
  NET EXPENSES ............................................................................        4,461,105        2,237,561
                                                                                              --------------   --------------
NET INVESTMENT INCOME (LOSS) ..............................................................         (805,488)        (286,343)
                                                                                              --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .........................       22,106,127        3,241,062
  FUTURES TRANSACTIONS ....................................................................         (475,360)               0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ....................................                0         (795,720)
                                                                                              --------------   --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .................................................       21,630,767        2,445,342
                                                                                              --------------   --------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .........................       24,495,211       11,950,510
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ....................................                0           22,558
                                                                                              --------------   --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .......................       24,495,211       11,973,068
                                                                                              --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ....................................       46,125,978       14,418,410
                                                                                              --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $   45,320,490   $   14,132,067
                                                                                              ==============   ==============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF .................................................   $          810   $       81,006

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              DISCOVERY FUND
                                                                         ---------------------------------------------------------
                                                                                  FOR THE             FOR THE              FOR THE
                                                                               YEAR ENDED        PERIOD ENDED           YEAR ENDED
                                                                         OCTOBER 31, 2006    OCTOBER 31, 2005    DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................   $    204,356,236    $    191,180,972    $     166,793,260

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................         (2,188,937)         (1,596,158)          (1,907,900)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................         13,453,981          15,988,968           18,988,695
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS         20,210,652         (10,362,756)           7,877,318
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......         31,475,696          (4,030,054)          24,958,113
                                                                         ----------------    ----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS ............................................                  0                   0                    0
      INSTITUTIONAL CLASS ............................................                  0                 N/A                  N/A
      INVESTOR CLASS .................................................                  0                   0                    0
   NET REALIZED GAIN ON SALE OF INVESTMENTS
      ADMINISTRATOR CLASS ............................................           (392,483)                  0                    0
      ADVISOR CLASS ..................................................                N/A                 N/A                  N/A
      INSTITUTIONAL CLASS ............................................                  0                 N/A                  N/A
      INVESTOR CLASS .................................................        (14,523,677)         (8,542,961)         (10,141,139)
                                                                         ----------------    ----------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................        (14,916,160)         (8,542,961)         (10,141,139)
                                                                         ----------------    ----------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........        107,194,181           4,956,604                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......            295,228                   0                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............        (45,711,790)            (36,816)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ................................         61,777,619          (4,919,788)                 N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........................                N/A                 N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....................                N/A                 N/A                  N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ......................................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........             10,000                 N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                  0                 N/A                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............                  0                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ................................             10,000                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................         63,172,518          42,993,217           56,324,478
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ....................                  0
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................         14,134,442           8,341,865            9,873,900
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................        (73,439,224)        (38,566,699)         (56,627,640)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .....................................          3,867,736         (12,768,383)           9,570,738
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ..............................................         65,655,355         (17,688,171)           9,570,738
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................         82,214,891         (13,175,264)          24,387,712
                                                                         ----------------    ----------------    -----------------
ENDING NET ASSETS ....................................................   $    286,571,127    $    204,356,236    $     191,180,972
                                                                         ================    ================    =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................          4,901,446             243,129                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ....................................             14,235                   0                  N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................         (2,107,236)             (1,704)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..          2,808,445            (241,425)                 N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - ADVISOR CLASS .......................................                N/A                 N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ....                N/A                 N/A                  N/A
   SHARES REDEEMED - ADVISOR CLASS ...................................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                467                 N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS (NOTE 1) ....................................                  0                 N/A                  N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                  0                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                467                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INVESTOR CLASS ......................................          2,948,688           2,152,806            2,749,369
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...            683,493             435,379              486,928
   SHARES REDEEMED - INVESTOR CLASS ..................................         (3,414,437)         (1,905,265)          (2,809,343)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......            217,744             682,920              426,954
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................................          3,026,656             924,345              426,954
                                                                         ----------------    ----------------    -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........   $              0    $              0    $               0
                                                                         ================    ================    =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                              ENTERPRISE FUND
                                                                         ---------------------------------------------------------
                                                                                  FOR THE             FOR THE              FOR THE
                                                                               YEAR ENDED        PERIOD ENDED           YEAR ENDED
                                                                         OCTOBER 31, 2006    OCTOBER 31, 2005    DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................   $    216,577,274    $    281,365,889    $     287,228,307

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................         (2,250,202)         (2,424,532)          (4,035,287)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................         29,782,525          36,926,343           38,766,267
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS          3,022,491         (30,247,627)           3,909,386
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......         30,554,814          (4,254,184)          38,640,366
                                                                         ----------------    ----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS ............................................                  0                   0                    0
      INSTITUTIONAL CLASS ............................................                  0                   0                    0
      INVESTOR CLASS .................................................                  0                   0                    0
   NET REALIZED GAIN ON SALE OF INVESTMENTS
      ADMINISTRATOR CLASS ............................................                  0                   0                    0
      ADVISOR CLASS ..................................................                  0                   0                    0
      INSTITUTIONAL CLASS ............................................                  0                   0                    0
      INVESTOR CLASS .................................................                  0                   0                    0
                                                                         ----------------    ----------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................                  0                   0                    0
                                                                         ----------------    ----------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........          1,511,758          32,468,792            5,305,094
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......                  0                   0                    0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............         (2,704,343)        (40,621,993)         (29,866,227)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ................................         (1,192,585)         (8,153,201)         (24,561,133)
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........................            807,917             428,092              313,237
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....................                  0                   0                    0
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........................           (693,801)           (532,103)            (673,372)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ......................................            114,116            (104,011)            (360,135)
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........         23,290,983           9,708,259            5,292,766
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                  0                   0                    0
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............         (5,305,434)         (1,577,241)          (1,119,418)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ................................         17,985,549          (8,131,018)           4,173,348
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................         14,601,526          15,069,241           58,477,939
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ....................                  0                   0                    0
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................                  0                   0                    0
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................        (45,206,716)        (83,985,846)         (82,232,803)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .....................................        (30,605,190)        (68,916,605)         (23,754,864)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ..............................................        (13,698,110)        (69,042,799)         (44,502,784)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................         16,856,704         (64,788,615)          (5,862,418)
                                                                         ----------------    ----------------    -----------------
ENDING NET ASSETS ....................................................   $    233,433,978    $    216,577,274    $     281,365,889
                                                                         ================    ================    =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................             52,916           1,208,821              231,322
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ....................................                  0                   0                    0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................            (94,097)         (1,574,848)          (1,294,725)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..            (41,181)           (366,027)          (1,063,403)
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - ADVISOR CLASS .......................................             28,691              16,959               13,653
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ....                  0                   0                    0
   SHARES REDEEMED - ADVISOR CLASS ...................................            (24,559)            (22,107)             (30,106)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........              4,132              (5,148)             (16,453)
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................            800,578             389,783              234,398
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS (NOTE 1) ....................................                  0                   0                    0
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................           (185,133)            (63,330)             (49,394)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..            615,445            (326,453)             185,004
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INVESTOR CLASS ......................................            512,464             619,795            2,647,620
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...                  0                   0                    0
   SHARES REDEEMED - INVESTOR CLASS ..................................         (1,609,275)         (3,337,873)          (3,660,631)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......         (1,096,811)         (2,718,078)          (1,013,011)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................................           (518,415)         (2,762,800)          (1,907,863)
                                                                         ----------------    ----------------    -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........   $              0    $              0    $               0
                                                                         ================    ================    =================

                                                                                         MID CAP DISCIPLINED FUND
                                                                         ---------------------------------------------------------
                                                                                  FOR THE             FOR THE              FOR THE
                                                                               YEAR ENDED        PERIOD ENDED           YEAR ENDED
                                                                         OCTOBER 31, 2006    OCTOBER 31, 2005    DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................   $    707,111,813    $    676,333,048    $     314,763,531

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................          4,854,394             254,371            1,854,020
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................         65,243,158         106,295,906           23,007,589
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS         59,394,097         (82,367,919)          76,539,894
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......        129,491,649         (24,182,358)         101,401,503
                                                                         ----------------    ----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS ............................................            (64,616)                  0                    0
      INSTITUTIONAL CLASS ............................................           (282,243)                  0                    0
      INVESTOR CLASS .................................................                  0             (52,169)          (1,458,467)
   NET REALIZED GAIN ON SALE OF INVESTMENTS
      ADMINISTRATOR CLASS ............................................         (7,807,445)                  0                    0
      ADVISOR CLASS ..................................................                N/A                 N/A                  N/A
      INSTITUTIONAL CLASS ............................................        (17,355,823)                  0                    0
      INVESTOR CLASS .................................................        (79,076,105)         (5,372,165)         (41,300,232)
                                                                         ----------------    ----------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................       (104,586,232)         (5,424,334)         (42,758,699)
                                                                         ----------------    ----------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........         68,568,134          62,608,627                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......          7,866,615                   0                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............        (37,265,589)         (8,827,377)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ................................         39,169,160         (53,781,250)                 N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........................                N/A                 N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....................                N/A                 N/A                  N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ......................................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........         10,742,439         120,078,609                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......         17,448,977                   0                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............        (10,905,956)         (1,857,416)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ................................         17,285,460        (118,221,193)                 N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................        410,722,817         196,561,974          639,726,544
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ....................                  0                   0                    0
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................         75,869,912           5,217,857           41,489,150
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................       (283,764,972)       (361,761,533)        (378,288,981)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .....................................        202,827,757        (159,981,702)         302,926,713
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ..............................................        259,282,377         (12,020,741)        (302,926,713)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................        284,187,794         (30,778,765)        (361,569,517)
                                                                         ----------------    ----------------    -----------------
ENDING NET ASSETS ....................................................   $    991,299,607    $    707,111,813    $     676,333,048
                                                                         ================    ================    =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................          3,109,846           2,719,605                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ....................................            381,522                   0                  N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................         (1,682,137)           (382,181)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..          1,809,231          (2,337,424)                 N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - ADVISOR CLASS .......................................                N/A                 N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ....                N/A                 N/A                  N/A
   SHARES REDEEMED - ADVISOR CLASS ...................................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................            491,389           5,102,108                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS (NOTE 1) ....................................            844,670                   0                  N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................           (498,496)            (82,825)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..            837,563           5,019,283                  N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INVESTOR CLASS ......................................         18,573,690           8,844,393           30,446,159
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...          3,684,857             239,791            1,994,256
   SHARES REDEEMED - INVESTOR CLASS ..................................        (12,935,340)        (16,285,614)         (17,803,172)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......          9,323,207          (7,201,430)          14,637,243
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................................         11,970,001             155,277           14,637,243
                                                                         ----------------    ----------------    -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........   $      4,733,279    $        222,549    $          52,056
                                                                         ================    ================    =================

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             OPPORTUNITY FUND
                                                                         ---------------------------------------------------------
                                                                                  FOR THE             FOR THE              FOR THE
                                                                               YEAR ENDED        PERIOD ENDED           YEAR ENDED
                                                                         OCTOBER 31, 2006    OCTOBER 31, 2005    DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................   $  2,189,698,227    $  2,528,271,914    $   2,850,097,048

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................          4,523,263          (8,930,911)         (14,583,343)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................        351,628,711         241,835,742          428,808,957
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS        (74,824,689)       (189,292,389)           2,877,097
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......        281,327,285          43,612,442          417,102,711
                                                                         ----------------    ----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     ADMINISTRATOR CLASS .............................................                  0                   0                    0
     INSTITUTIONAL CLASS .............................................                N/A                 N/A                  N/A
   NET REALIZED GAIN ON SALE OF INVESTMENTS
     ADMINISTRATOR CLASS .............................................        (15,408,235)                  0                    0
     ADVISOR CLASS ...................................................        (12,540,328)                  0                    0
     INSTITUTIONAL CLASS .............................................                N/A                 N/A                  N/A
     INVESTOR CLASS ..................................................       (197,243,090)                  0                    0
                                                                         ----------------    ----------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................       (225,191,653)                  0                    0
                                                                         ----------------    ----------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........         88,636,153         164,840,527            1,580,103
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......         15,396,737                   0                    0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............        (71,561,565)        (30,574,278)            (561,170)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ................................         32,471,325         134,266,249            1,018,933
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........................         13,642,999          21,629,223           24,631,677
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....................         12,483,375                   0                    0
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........................        (94,839,701)        (41,249,508)         (49,440,738)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ......................................        (68,713,327)        (19,620,285)         (24,809,061)
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD  - INSTITUTIONAL CLASS (NOTE 1) .........                N/A                 N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS  - INSTITUTIONAL CLASS (NOTE 1) .....                N/A                 N/A                  N/A
   COST OF SHARES REDEEMED  - INSTITUTIONAL CLASS (NOTE 1) ...........                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ................................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................        139,610,742         118,176,453          256,753,792
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ....................                  0                   0                    0
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................        191,288,208                   0                    0
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................       (487,308,013)       (615,008,546)        (971,891,509)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .....................................       (156,409,063)       (496,832,093)        (715,137,717)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ..............................................       (192,651,065)       (382,186,129)        (738,927,845)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................       (136,515,433)       (338,573,687)        (321,825,134)
                                                                         ----------------    ----------------    -----------------
ENDING NET ASSETS ....................................................   $  2,053,182,794    $  2,189,698,227    $   2,528,271,914
                                                                         ================    ================    =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................          1,818,555           3,359,994               37,908
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ....................................            337,056                   0                    0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................         (1,493,156)           (634,772)             (12,904)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..            662,455           2,725,222               25,004
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - ADVISOR CLASS .......................................            295,425             477,644              594,636
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ....            280,140                   0                    0
   SHARES REDEEMED - ADVISOR CLASS ...................................         (2,073,727)           (907,846)          (1,196,366)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........         (1,498,162)           (430,202)            (601,730)
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                N/A                 N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS (NOTE 1) ....................................                N/A                 N/A                  N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INVESTOR CLASS ......................................          2,981,633           2,570,750            6,141,602
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...          4,219,934                   0                    0
   SHARES REDEEMED - INVESTOR CLASS ..................................        (10,405,328)        (13,070,962)         (23,338,250)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......         (3,203,761)        (10,500,212)         (17,196,648)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................................         (4,039,468)         (8,205,192)         (17,773,374)
                                                                         ----------------    ----------------    -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........   $      4,294,659    $       (548,670)   $               0
                                                                         ================    ================    =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                        SMALL CAP DISCIPLINED FUND
                                                                         ---------------------------------------------------------
                                                                                  FOR THE             FOR THE              FOR THE
                                                                               YEAR ENDED        PERIOD ENDED           YEAR ENDED
                                                                         OCTOBER 31, 2006    OCTOBER 31, 2005    DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................   $    175,316,140    $    135,287,080    $      39,549,267

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................           (805,488)           (743,453)            (459,654)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................         21,630,767          10,983,091            7,214,544
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS         24,495,211         (13,957,929)          11,553,280
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......         45,320,490          (3,718,291)         (18,308,170)
                                                                         ----------------    ----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     ADMINISTRATOR CLASS .............................................                  0                   0                    0
     INSTITUTIONAL CLASS .............................................                  0                   0                    0
   NET REALIZED GAIN ON SALE OF INVESTMENTS
     ADMINISTRATOR CLASS .............................................            (65,291)                  0                    0
     ADVISOR CLASS ...................................................                N/A                 N/A                  N/A
     INSTITUTIONAL CLASS .............................................         (1,636,462)                  0                    0
     INVESTOR CLASS ..................................................         (8,526,936)         (1,938,459)          (5,610,060)
                                                                         ----------------    ----------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................        (10,228,689)         (1,938,459)          (5,610,060)
                                                                         ----------------    ----------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........          5,475,556           1,187,153                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......             61,886                   0                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............         (1,066,694)             (6,839)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ................................          4,470,748           1,180,314                  N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........................                N/A                 N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....................                N/A                 N/A                  N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ......................................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD  - INSTITUTIONAL CLASS (NOTE 1) .........        123,049,603           2,132,526                  N/A
   REINVESTMENT OF DISTRIBUTIONS  - INSTITUTIONAL CLASS (NOTE 1) .....          1,636,230                   0                  N/A
   COST OF SHARES REDEEMED  - INSTITUTIONAL CLASS (NOTE 1) ...........        (69,869,775)             (3,005)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ................................         54,816,058          (2,129,521)                 N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................        230,550,567         117,038,408          149,171,231
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ....................                104                   0                    0
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................          8,230,890           1,884,620            5,471,977
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................        (82,088,360)        (76,547,053)         (71,603,505)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .....................................        156,693,201          42,375,975           83,039,703
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ..............................................        215,980,007          45,685,810           83,039,703
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................        251,071,808          40,029,060           95,737,813
                                                                         ----------------    ----------------    -----------------
ENDING NET ASSETS ....................................................   $    426,387,948    $    175,316,140    $     135,287,080
                                                                         ================    ================    =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................            319,935              71,415                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ....................................              3,868                   0                  N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................            (63,533)               (423)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..            260,270             (70,992)                 N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - ADVISOR CLASS .......................................                N/A                 N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ....                N/A                 N/A                  N/A
   SHARES REDEEMED - ADVISOR CLASS ...................................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................          7,460,544             134,567                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS (NOTE 1) ....................................            102,201                   0                  N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................         (4,178,254)               (182)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..          3,384,491            (134,385)                 N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INVESTOR CLASS ......................................         13,408,811           7,246,946            9,610,777
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...            515,707             114,916              344,921
   SHARES REDEEMED - INVESTOR CLASS ..................................         (4,841,928)         (4,738,743)          (4,699,304)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......          9,082,590           2,623,119            5,256,394
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................................         12,727,351           2,828,496            5,256,394
                                                                         ----------------    ----------------    -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........   $       (466,652)   $              0    $               0
                                                                         ================    ================    =================

                                                                                         SMALL/MID CAP VALUE FUND
                                                                         ---------------------------------------------------------
                                                                                  FOR THE             FOR THE              FOR THE
                                                                               YEAR ENDED        PERIOD ENDED           YEAR ENDED
                                                                         OCTOBER 31, 2006    OCTOBER 31, 2005    DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................   $     69,138,909    $     17,677,763    $       8,725,077

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................           (286,343)           (207,973)            (166,803)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................          2,445,342           1,673,937            1,185,390
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS         11,973,068            (399,452)           1,412,425
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......         14,132,067           1,066,512            2,431,012
                                                                         ----------------    ----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     ADMINISTRATOR CLASS .............................................                  0                   0                    0
     INSTITUTIONAL CLASS .............................................                  0                 N/A                  N/A
   NET REALIZED GAIN ON SALE OF INVESTMENTS
     ADMINISTRATOR CLASS .............................................           (712,591)                  0                    0
     ADVISOR CLASS ...................................................                N/A                 N/A                  N/A
     INSTITUTIONAL CLASS .............................................                  0                 N/A                  N/A
     INVESTOR CLASS ..................................................         (1,083,387)           (556,276)            (575,996)
                                                                         ----------------    ----------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................         (1,795,978)           (556,276)            (575,996)
                                                                         ----------------    ----------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........         48,980,711          32,581,094                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......            708,247                   0                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............        (10,268,955)           (155,932)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ................................         39,420,003          32,425,162                  N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........................                N/A                 N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....................                N/A                 N/A                  N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ......................................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD  - INSTITUTIONAL CLASS (NOTE 1) .........             10,000                 N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS  - INSTITUTIONAL CLASS (NOTE 1) .....                  0                 N/A                  N/A
   COST OF SHARES REDEEMED  - INSTITUTIONAL CLASS (NOTE 1) ...........                  0                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ................................             10,000                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................        132,696,344          24,496,560           14,750,414
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ....................                  0                   0                    0
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................          1,035,807             512,694              520,046
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................        (29,275,588)         (6,483,506)          (8,172,790)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .....................................        104,456,563          18,525,748            7,097,670
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ..............................................        143,886,566          50,950,910            7,097,670
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................        156,222,655          51,461,146            8,952,686
                                                                         ----------------    ----------------    -----------------
ENDING NET ASSETS ....................................................   $    225,361,564    $     69,138,909    $      17,677,763
                                                                         ================    ================    =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................          3,013,687           2,167,538                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ....................................             46,811                   0                  N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................           (646,759)            (10,390)                 N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..          2,413,739           2,157,148                  N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - ADVISOR CLASS .......................................                N/A                 N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ....                N/A                 N/A                  N/A
   SHARES REDEEMED - ADVISOR CLASS ...................................                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........                N/A                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                625                 N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS (NOTE 1) ....................................                  0                 N/A                  N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                  0                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                625                 N/A                  N/A
                                                                         ----------------    ----------------    -----------------
   SHARES SOLD - INVESTOR CLASS ......................................          8,410,765           1,720,617            1,163,624
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...             68,667              38,289               39,517
   SHARES REDEEMED - INVESTOR CLASS ..................................         (1,853,926)           (470,475)            (651,576)
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......          6,625,506           1,288,431              551,565
                                                                         ----------------    ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................................          9,039,870           3,445,579              551,565
                                                                         ----------------    ----------------    -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........   $       (243,885)   $        (20,967)   $               0
                                                                         ================    ================    =================

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   NET REALIZED
                                                      BEGINNING         NET                 AND   DISTRIBUTIONS
                                                      NET ASSET  INVESTMENT          UNREALIZED        FROM NET
                                                      VALUE PER      INCOME      GAIN (LOSS) ON      INVESTMENT
                                                          SHARE      (LOSS)         INVESTMENTS          INCOME
---------------------------------------------------------------------------------------------------------------
DISCOVERY FUND
---------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............    $ 20.89       (0.56)               3.62            0.00
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..............    $ 19.17       (0.05)               1.77            0.00
INSTITUTIONAL CLASS
AUGUST 31, 2006(4) TO OCTOBER 31, 2006 .............    $ 21.42       (0.01)               1.02            0.00
INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............    $ 20.84       (0.20)               3.20            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................    $ 21.53       (0.17)               0.45            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............    $ 19.73       (0.21)               3.22            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............    $ 14.42       (0.12)               5.64           (0.00)(5)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............    $ 16.84       (0.06)              (1.91)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............    $ 16.39       (0.08)               0.76            0.00

ENTERPRISE FUND
---------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............    $ 25.95        0.07                3.81            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................    $ 25.36       (0.14)(6)            0.73            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............    $ 21.98       (0.19)(6)            3.57            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............    $ 15.94       (0.10)               6.14            0.00
AUGUST 30, 2002(4) TO DECEMBER 31, 2002 ............    $ 16.32       (0.04)(6)           (0.34)           0.00

ADVISOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............    $ 25.57       (0.31)               4.05            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................    $ 25.04       (0.21)(6)            0.74            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............    $ 21.79       (0.27)(6)            3.52            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............    $ 15.86       (0.23)               6.16            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............    $ 22.04       (0.24)(6)           (5.94)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............    $ 28.31       (0.21)              (6.06)           0.00

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............    $ 25.95       (0.34)               4.29            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................    $ 25.30       (0.10)(6)            0.75            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............    $ 21.87       (0.11)(6)            3.54            0.00
JUNE 30, 2003(4) TO DECEMBER 31, 2003 ..............    $ 18.34       (0.06)               3.59            0.00

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............    $ 25.43       (0.33)               4.01            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................    $ 24.95       (0.25)(6)            0.73            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............    $ 21.78       (0.34)(6)            3.51            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............    $ 15.90       (0.30)               6.18            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............    $ 22.14       (0.28)(6)           (5.96)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............    $ 28.37       (0.31)              (5.92)           0.00

MID CAP DISCIPLINED FUND
---------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............    $ 23.25        0.12                3.47           (0.02)
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..............    $ 21.84        0.05(6)             1.36            0.00

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............    $ 23.28        0.20                3.46           (0.05)
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..............    $ 21.84        0.07(6)             1.37            0.00

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............    $ 23.23        0.10                3.45            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................    $ 22.34        0.00(5)(6)          1.07            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............    $ 20.13        0.06                4.00           (0.05)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............    $ 14.85        0.02                5.99           (0.02)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............    $ 17.42        0.01               (2.06)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............    $ 15.50       (0.02)               1.94            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                    DISTRIBUTIONS       ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                         FROM NET    NET ASSET  --------------------------------------------------
                                                         REALIZED    VALUE PER  NET INVESTMENT       GROSS    EXPENSES         NET
                                                            GAINS        SHARE   INCOME (LOSS)    EXPENSES      WAIVED    EXPENSES
-----
DISCOVERY FUND
----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............        (1.53)     $ 22.42          (0.69)%       1.25%      (0.10)%      1.15%
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..............         0.00      $ 20.89          (0.76)%       1.24%      (0.11)%      1.13%
INSTITUTIONAL CLASS
AUGUST 31, 2006(4) TO OCTOBER 31, 2006 .............         0.00      $ 22.43          (0.37)%       0.87%       0.00%       0.87%

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............        (1.53)     $ 22.31          (0.91)%       1.58%      (0.20)%      1.38%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................        (0.97)     $ 20.84          (1.00)%       1.55%      (0.16)%      1.39%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............        (1.21)     $ 21.53          (1.11)%       1.44%      (0.04)%      1.40%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............        (0.21)     $ 19.73          (0.67)%       1.47%      (0.04)%      1.43%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............        (0.45)     $ 14.42          (0.38)%       1.50%      (0.04)%      1.46%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............        (0.23)     $ 16.84          (0.46)%       1.49%      (0.01)%      1.48%

ENTERPRISE FUND
----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $ 29.83          (0.63)%       1.23%      (0.08)%      1.15%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................         0.00      $ 25.95          (0.64)%       1.23%      (0.08)%      1.15%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00      $ 25.36          (0.83)%       1.34%      (0.20)%      1.14%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00      $ 21.98          (0.82)%       1.30%      (0.14)%      1.16%
AUGUST 30, 2002(4) TO DECEMBER 31, 2002 ............         0.00      $ 15.94          (0.63)%       1.32%      (0.18)%      1.14%

ADVISOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $ 29.31          (0.89)%       1.42%      (0.03)%      1.39%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................         0.00      $ 25.57          (1.02)%       1.49%      (0.04)%      1.45%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00      $ 25.04          (1.22)%       1.60%      (0.05)%      1.55%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00      $ 21.79          (1.14)%       1.53%      (0.03)%      1.50%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00      $ 15.86          (1.33)%       1.82%      (0.02)%      1.80%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00      $ 22.04          (1.60)%       2.09%      (0.01)%      2.08%

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $ 29.90          (0.39)%       0.98%      (0.08)%      0.90%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................         0.00      $ 25.95          (0.47)%       0.97%      (0.09)%      0.88%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00      $ 25.30          (0.47)%       0.88%      (0.05)%      0.83%
JUNE 30, 2003(4) TO DECEMBER 31, 2003 ..............         0.00      $ 21.87          (0.67)%       1.18%      (0.21)%      0.97%

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............         0.00      $ 29.11          (1.05)%       1.59%      (0.03)%      1.56%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................         0.00      $ 25.43          (1.23)%       1.69%      (0.04)%      1.65%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00      $ 24.95          (1.51)%       1.89%      (0.04)%      1.85%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00      $ 21.78          (1.44)%       1.96%      (0.16)%      1.80%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00      $ 15.90          (1.51)%       2.02%      (0.06)%      1.96%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00      $ 22.14          (1.22)%       1.76%       0.00%       1.76%

MID CAP DISCIPLINED FUND
----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............        (3.42)     $ 23.40           0.70%        1.20%      (0.05)%      1.15%
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..............         0.00      $ 23.25           0.36%        1.20%      (0.06)%      1.14%

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............        (3.42)     $ 23.47           0.93%        0.92%      (0.02)%      0.90%
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..............         0.00      $ 23.28           0.53%        0.92%      (0.04)%      0.88%

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............        (3.42)     $ 23.36           0.53%        1.54%      (0.23)%      1.31%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................        (0.18)     $ 23.23           0.02%        1.51%      (0.17)%      1.34%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............        (1.80)     $ 22.34           0.36%        1.35%      (0.05)%      1.30%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............        (0.71)     $ 20.13           0.13%        1.49%      (0.04)%      1.45%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............        (0.52)     $ 14.85           0.09%        1.48%      (0.01)%      1.47%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............        (0.00)(5)  $ 17.42          (0.22)%       1.53%      (0.01)%      1.52%

                                                                        PORTFOLIO     NET ASSETS AT
                                                                TOTAL    TURNOVER     END OF PERIOD
                                                            RETURN(2)     RATE(3)   (000'S OMITTED)
---------------------------------------------------------------------------------------------------
DISCOVERY FUND
---------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            15.22%        120%        $  68,374
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..............             8.97%        110%        $   5,043
INSTITUTIONAL CLASS
AUGUST 31, 2006(4) TO OCTOBER 31, 2006 .............             4.72%        120%        $      10

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            14.96%        120%        $ 218,187
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................             1.68%        110%        $ 199,313
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............            15.69%        171%        $ 191,181
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            38.34%        302%        $ 166,793
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............           (12.12)%       420%        $ 133,361
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............             4.17%        502%        $ 158,266

ENTERPRISE FUND
---------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            14.95%        118%        $   2,553
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................             2.33%        116%        $   3,290
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............            15.38%        184%        $  12,499
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            37.89%        261%        $  34,204
AUGUST 30, 2002(4) TO DECEMBER 31, 2002 ............            (2.33)%       377%        $   3,930

ADVISOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            14.63%        118%        $   1,761
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................             2.12%        116%        $   1,430
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............            14.92%        184%        $   1,529
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            37.39%        261%        $   1,690
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............           (28.04)%       377%        $   1,244
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............           (22.15)%       630%        $   1,328

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            15.22%        118%        $  36,587
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................             2.57%        116%        $  15,780
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............            15.68%        184%        $   7,126
JUNE 30, 2003(4) TO DECEMBER 31, 2003 ..............            19.25%        261%        $   2,114

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            14.47%        118%        $ 192,533
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................             1.92%        116%        $ 196,077
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............            14.55%        184%        $ 260,212
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            36.98%        261%        $ 249,221
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............           (28.18)%       377%        $ 224,182
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............           (21.96)%       630%        $ 372,075

MID CAP DISCIPLINED FUND
---------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            17.47%        125%        $  97,014
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..............             6.46%         94%        $  54,344

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            17.77%        125%        $ 137,471
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..............             6.59%         94%        $ 116,867

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 ...............            17.26%        125%        $ 756,815
JANUARY 1, 2005 TO OCTOBER 31, 2005 ................             4.83%         94%        $ 535,900
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............            21.18%         62%        $ 676,333
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............            40.66%        252%        $ 314,764
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............           (11.78)%       431%        $ 155,411
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            12.41%        648%        $  92,412

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      NET REALIZED
                                                    BEGINNING            NET                   AND    DISTRIBUTIONS
                                                    NET ASSET     INVESTMENT            UNREALIZED         FROM NET
                                                    VALUE PER         INCOME        GAIN (LOSS) ON       INVESTMENT
                                                        SHARE         (LOSS)           INVESTMENTS           INCOME
-------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
-------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........         $47.61           0.19                  6.18             0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........         $46.65          (0.05)(6)              1.01             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........         $39.58          (0.14)                 7.21             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........         $28.73          (0.06)(6)             10.91             0.00
AUGUST 30(4), 2002 TO DECEMBER 31, 2002 ......         $29.48           0.02                 (0.77)            0.00

ADVISOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........         $46.57           0.23                  5.87             0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........         $45.71          (0.12)(6)              0.98             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........         $38.94          (0.34)                 7.11             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........         $28.37          (0.19)(6)             10.76             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........         $38.92          (0.11)               (10.44)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........         $42.10          (0.06)(6)             (2.08)           (0.09)

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........         $47.29           0.09                  6.09             0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........         $46.40          (0.10)(6)              0.99             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........         $39.45          (0.26)                 7.21             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........         $28.70          (0.14)(6)             10.89             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........         $39.29          (0.08)               (10.51)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........         $42.35           0.07                 (2.11)           (0.07)

SMALL CAP DISCIPLINED FUND
-------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........         $16.07           0.01(6)               2.81             0.00
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ........         $15.99          (0.01)                 0.09             0.00

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........         $16.09           0.03(6)               2.82             0.00
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ........         $15.99           0.00                  0.10             0.00

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........         $16.04          (0.06)(6)              2.80             0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........         $16.70          (0.07)                (0.38)            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........         $13.91          (0.06)                 3.75             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........         $ 9.12          (0.05)                 5.71             0.00
MARCH 28, 2002(4) TO DECEMBER 31, 2002 .......         $10.00          (0.05)                (0.83)            0.00

SMALL/MID CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........         $14.65           0.00                  2.12             0.00
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ........         $13.22           0.00                  1.43             0.00

INSTITUTIONAL CLASS
AUGUST 31, 2006(4) TO OCTOBER 31, 2006 .......         $16.01           0.01                  0.43             0.00

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........         $14.62          (0.01)                 2.05             0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........         $13.83          (0.08)                 1.22             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........         $12.01          (0.13)                 2.43             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........         $ 7.58          (0.03)                 4.46             0.00
MARCH 28, 2002(4) TO DECEMBER 31, 2002 .......         $10.00          (0.04)                (2.38)            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                DISTRIBUTIONS         ENDING       RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                     FROM NET      NET ASSET   ---------------------------------------------------
                                                     REALIZED      VALUE PER   NET INVESTMENT        GROSS    EXPENSES         NET
                                                        GAINS          SHARE    INCOME (LOSS)     EXPENSES      WAIVED    EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........          (4.93)        $49.05             0.48%        1.13%      (0.09)%      1.04%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........           0.00         $47.61            (0.14)%       1.13%      (0.10)%      1.03%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           0.00         $46.65            (0.35)%       1.27%      (0.12)%      1.15%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........           0.00         $39.58            (0.20)%       1.55%      (0.36)%      1.19%
AUGUST 30(4), 2002 TO DECEMBER 31, 2002 ......           0.00         $28.73             0.21%        1.22%      (0.06)%      1.16%

ADVISOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........          (4.93)        $47.74             0.39%        1.30%      (0.01)%      1.29%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........           0.00         $46.57            (0.49)%       1.42%      (0.02)%      1.40%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           0.00         $45.71            (0.76)%       1.60%      (0.04)%      1.56%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........           0.00         $38.94            (0.58)%       1.56%      (0.01)%      1.55%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........           0.00         $28.37            (0.38)%       1.58%      (0.01)%      1.57%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........          (0.95)        $38.92            (0.28)%       1.66%       0.00%       1.66%

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........          (4.93)        $48.54             0.18%        1.47%      (0.12)%      1.35%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........           0.00         $47.29            (0.46)%       1.46%      (0.10)%      1.36%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........           0.00         $46.40            (0.55)%       1.39%      (0.04)%      1.35%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........           0.00         $39.45            (0.43)%       1.42%      (0.02)%      1.40%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........           0.00         $28.70            (0.23)%       1.41%      (0.01)%      1.40%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........          (0.95)        $39.29             0.19%        1.29%       0.00%       1.29%

SMALL CAP DISCIPLINED FUND
----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........          (0.78)        $18.11             0.08%        1.39%      (0.19)%      1.20%
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ........           0.00         $16.07            (0.30)%       1.45%      (0.21)%      1.24%

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........          (0.78)        $18.16             0.20%        1.11%      (0.11)%      1.00%
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ........           0.00         $16.09             0.08%        1.10%      (0.52)%      0.58%

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........          (0.78)        $18.00            (0.37)%       1.73%      (0.12)%      1.61%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........          (0.21)        $16.04            (0.57)%       1.73%      (0.11)%      1.62%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........          (0.90)        $16.70            (0.55)%       1.65%      (0.06)%      1.59%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........          (0.87)        $13.91            (0.89)%       1.89%      (0.18)%      1.71%
MARCH 28, 2002(4) TO DECEMBER 31, 2002 .......           0.00         $ 9.12            (0.98)%       2.55%      (0.60)%      1.95%

SMALL/MID CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........          (0.32)        $16.45             0.08%        1.43%      (0.28)%      1.15%
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ........           0.00         $14.65            (0.18)%       1.48%      (0.24)%      1.24%

INSTITUTIONAL CLASS
AUGUST 31, 2006(4) TO OCTOBER 31, 2006 .......           0.00         $16.45             0.53%        1.04%      (0.15)%      0.89%

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........          (0.32)        $16.34            (0.33)%       1.78%      (0.21)%      1.57%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........          (0.35)        $14.62            (1.01)%       1.95%      (0.25)%      1.70%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........          (0.48)        $13.83            (1.30)%       2.06%      (0.30)%      1.76%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........           0.00         $12.01            (0.55)%       2.86%      (1.06)%      1.80%
MARCH 28, 2002(4) TO DECEMBER 31, 2002 .......           0.00         $ 7.58            (0.74)%       3.56%      (1.64)%      1.92%

                                                                        PORTFOLIO     NET ASSETS AT
                                                                TOTAL    TURNOVER     END OF PERIOD
                                                            RETURN(2)     RATE(3)   (000'S OMITTED)
---------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........                  14.15%         39%      $   167,560
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........                   2.06%         35%      $   131,102
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........                  17.86%         42%      $     1,337
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........                  37.77%         60%      $       145
AUGUST 30(4), 2002 TO DECEMBER 31, 2002 ......                  (2.54)%        71%      $       634

ADVISOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........                  13.86%         39%      $    51,489
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........                   1.88%         35%      $   119,986
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........                  17.39%         42%      $   137,439
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........                  37.26%         60%      $   140,500
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........                 (27.11)%        71%      $   103,924
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........                  (5.08)%        88%      $    89,132

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........                  13.81%         39%      $ 1,834,134
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........                   1.92%         35%      $ 1,938,610
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........                  17.62%         42%      $ 2,389,496
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........                  37.46%         60%      $ 2,709,452
JANUARY 1, 2002 TO DECEMBER 31, 2002 .........                 (26.95)%        71%      $ 2,506,990
JANUARY 1, 2001 TO DECEMBER 31, 2001 .........                  (4.80)%        88%      $ 3,664,068

SMALL CAP DISCIPLINED FUND
---------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........                  18.17%        100%      $     5,999
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ........                   0.50%         56%      $     1,141

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........                  18.34%        100%      $    63,905
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ........                   0.63%         56%      $     2,162

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........                  17.68%        100%      $   356,484
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........                  (2.71)%        56%      $   172,013
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........                  27.04%         41%      $   135,287
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........                  62.53%        156%      $    39,549
MARCH 28, 2002(4) TO DECEMBER 31, 2002 .......                  (8.80)%       201%      $     7,871

SMALL/MID CAP VALUE FUND
---------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........                  14.66%         56%      $    75,172
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ........                  10.82%         80%      $    31,613

INSTITUTIONAL CLASS
AUGUST 31, 2006(4) TO OCTOBER 31, 2006 .......                   2.75%         56%      $        10

INVESTOR CLASS
NOVEMBER 1, 2005 TO OCTOBER 31, 2006 .........                  14.13%         56%      $   150,180
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..........                   8.45%         80%      $    37,526
JANUARY 1, 2004 TO DECEMBER 31, 2004 .........                  19.37%        133%      $    17,678
JANUARY 1, 2003 TO DECEMBER 31, 2003 .........                  58.44%        132%      $     8,725
MARCH 28, 2002(4) TO DECEMBER 31, 2002 .......                 (24.20)%       108%      $     2,509

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(4)   Commencement of operations.

(5)   Amount calculated is less than $0.005.

(6)   Calculated based upon average shares outstanding.

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at October 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, and Small/Mid Cap Value Fund. Each Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                         Acquiring Funds                                                  Target Funds
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE DISCOVERY FUND - INVESTOR CLASS                             STRONG DISCOVERY FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENTERPRISE FUND - ADMINISTRATOR CLASS                             STRONG ENTERPRISE FUND - CLASS K
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENTERPRISE FUND - ADVISOR CLASS                             STRONG ENTERPRISE FUND - ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENTERPRISE FUND - INSTITUTIONAL CLASS                 STRONG ENTERPRISE FUND - INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENTERPRISE FUND - INVESTOR CLASS                           STRONG ENTERPRISE FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND - INVESTOR CLASS         STRONG MID CAP DISCIPLINED FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE OPPORTUNITY FUND - ADMINISTRATOR CLASS                           STRONG OPPORTUNITY FUND - CLASS K
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE OPPORTUNITY FUND - ADVISOR CLASS                           STRONG OPPORTUNITY FUND - ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE OPPORTUNITY FUND - INVESTOR CLASS                         STRONG OPPORTUNITY FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND - INVESTOR CLASS       STRONG SMALL COMPANY VALUE FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND - INVESTOR CLASS         STRONG SMALL/MID CAP VALUE FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign securities as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent a focus in such investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

AFFILIATE SECURITIES

      An affiliate company is a company in which the fund has ownership of at least 5% of the voting securities. Companies that are affiliates of the fund at year-end are noted in the fund's Portfolio of Investments. The following positions were held at October 31, 2006:

Small Cap Disciplined Fund

Security Name                  Quantity       Cost      Market Value   Unrealized Gain/Loss    % of Shares Outstanding
-----------------------------------------------------------------------------------------------------------------------
CONCURRENT COMPUTER
CORPORATION                    5,158,700   $8,117,136    $8,460,268         $  343,132                  7.14%
-----------------------------------------------------------------------------------------------------------------------

Small/Mid Cap Value Fund

Security Name                  Quantity       Cost      Market Value   Unrealized Gain/Loss    % of Shares Outstanding
-----------------------------------------------------------------------------------------------------------------------
ENCORIUM GROUP
INCORPORATED                   1,571,500   $3,823,828    $5,877,410         $2,053,582                 11.77%
-----------------------------------------------------------------------------------------------------------------------
ALLIED HEALTHCARE
PRODUCTS INCORPORATED            674,188    3,635,070     3,593,422            (41,648)                 8.59%

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

      At October 31, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                Undistributed Net   Undistributed Net
Fund                            Investment Income   Realized Gain/Loss   Paid-in Capital
----------------------------------------------------------------------------------------
DISCOVERY FUND                      2,188,937             (1,107)          (2,187,830)
----------------------------------------------------------------------------------------
ENTERPRISE FUND                     2,250,202             (1,364)          (2,248,838)
----------------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND                3,195             (3,195)                   0
----------------------------------------------------------------------------------------
OPPORTUNITY FUND                      320,066           (320,066)                   0
----------------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND            338,836           (338,836)                   0
----------------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND               63,425            (63,425)                   0

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at October 31, 2006.

      At October 31, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                   Capital Loss
Fund                                 Year Expires                  Carryforwards
--------------------------------------------------------------------------------
ENTERPRISE FUND                          2009                        161,574,640
                                         2010                         64,764,000
--------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At October 31, 2006, there were no open futures contracts.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. Government securities is remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at October 31, 2006, are shown on the Statements of Assets and Liabilities.

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

      As of October 31, 2006, the following Fund had open swap contracts:

                   Swap          Notional      Interest Rate/        Interest Rate/         Maturity    Net Unrealized
Fund           Counter Party     Principal     Index Received          Index Paid             Date       Gain/(Loss)
----------------------------------------------------------------------------------------------------------------------
OPPORTUNITY   Lehman Brothers   $32,772,772     Market Value        Notional Amount x       16-Apr-07      $218,214
FUND              Finance                       Appreciation      (3 Months USD LIBOR)
                                                on Customize        plus Market Value
                                                Stock Index*         Appreciation on
                                                                 Customize Stock Index*
----------------------------------------------------------------------------------------------------------------------
OPPORTUNITY   Lehman Brothers   $34,762,081     Market Value        Notional Amount x       9-Jul-07       $ 16,293
FUND              Finance                       Appreciation       (3 Months USD LIBOR
                                                on Customize    plus 30 bps) plus Market
                                               Stock Index**      Value Appreciation on
                                                                 Customize Stock Index**
----------------------------------------------------------------------------------------------------------------------
OPPORTUNITY   Lehman Brothers   $24,250,652     Market Value        Notional Amount x       29-Oct-07      $253,193
FUND              Finance                       Appreciation       (3 Months USD LIBOR
                                                on Customize    plus 30 bps) plus Market
                                              Stock Index***      Value Appreciation on
                                                                Customize Stock Index ***
----------------------------------------------------------------------------------------------------------------------

* Customized Stock Index consists of the following basket of common stocks valued as of October 31, 2006: AFLAC Incorporated, Amgen Incorporated, Carnival Corporation, Home Depot Incorporated, Kellogg Company, Time Warner Incorporated, UnitedHealth Group Incorporated, Viacom Incorporated, and Yahoo! Incorporated.

** Customized Stock Index consists of the following basket of common stocks valued as of October 31, 2006: Bank of America Incorporated, City National Corporation, Marshall & IIsley Corporation, Synovus Financial Corporation, SunTrust Banks Incorporated, TCF Financial Corporation, US Bancorp, Wachovia Corporation, and Zions Bancorp.

*** Customized Stock Index consists of the following basket of common stocks valued as of October 31, 2006: Alcan Incorporated, Alcoa Incorporated, Phelps Dodge Corporation, Companhia Vale do Rio Doce, and BHP Billiton Limited.

WRITTEN OPTIONS

      An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

      Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

      Written options transactions for the year ended October 31, 2006, were as follows:

                                                       Opportunity Fund
                                                       ----------------
Call Options Written                           Contracts       Premiums Received
--------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                       0           $          0
--------------------------------------------------------------------------------
OPTIONS WRITTEN                                (92,516)            (7,632,610)
--------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS      65,166              5,118,604
--------------------------------------------------------------------------------
OPTIONS EXPIRED                                 12,420                478,268
--------------------------------------------------------------------------------
OPTIONS EXERCISED                                    6                  1,782
--------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                       (14,924)          $ (2,033,956)

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                   Small/Mid Cap Value Fund
                                                   ------------------------
Call Options Written                           Contracts       Premiums Received
--------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                  (2,308)          $   (399,334)
--------------------------------------------------------------------------------
OPTIONS WRITTEN                                (13,889)            (4,485,552)
--------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS      13,108              3,857,719
--------------------------------------------------------------------------------
OPTIONS EXPIRED                                  1,270                155,159
--------------------------------------------------------------------------------
OPTIONS EXERCISED                                  434                139,336
--------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                        (1,385)          $   (732,672)

      Open written call and put option contracts as of October 31, 2006, are disclosed in the Portfolio of Investments.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                      Advisory Fee                                            Subadvisory Fee
                                 Average Daily        (% of Average                       Average Daily        (% of Average
Fund                               Net Assets       Daily Net Assets)    Subadviser         Net Assets       Daily Net Assets)*
-------------------------------------------------------------------------------------------------------------------------------
DISCOVERY FUND                 First $500 million         0.750         Wells Capital   First $100 million         0.450
                                Next $500 million         0.700          Management      Next $100 million         0.400
                                  Next $2 billion         0.650         Incorporated     Over $200 million         0.350
                                  Next $2 billion         0.625
                                  Over $5 billion         0.600
-------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE FUND                First $500 million         0.750         Wells Capital   First $100 million         0.450
                                Next $500 million         0.700          Management      Next $100 million         0.400
                                  Next $2 billion         0.650         Incorporated     Over $200 million         0.300
                                  Next $2 billion         0.625
                                  Over $5 billion         0.600
-------------------------------------------------------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND       First $500 million         0.750         Wells Capital   First $100 million         0.450
                                Next $500 million         0.700          Management      Next $100 million         0.400
                                  Next $2 billion         0.650         Incorporated     Over $200 million         0.300
                                  Next $2 billion         0.625
                                  Over $5 billion         0.600
-------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND               First $500 million         0.750         Wells Capital   First $100 million         0.450
                                Next $500 million         0.700          Management      Next $100 million         0.400
                                  Next $2 billion         0.650         Incorporated     Over $200 million         0.300
                                  Next $2 billion         0.625
                                  Over $5 billion         0.600
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND     First $500 million         0.900         Wells Capital   First $100 million         0.550
                                Next $500 million         0.850          Management      Next $100 million         0.500
                                  Next $2 billion         0.800         Incorporated     Over $200 million         0.400
                                  Next $2 billion         0.775
                                  Over $5 billion         0.750
-------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                      Advisory Fee                                            Subadvisory Fee
                                 Average Daily        (% of Average                       Average Daily        (% of Average
Fund                               Net Assets       Daily Net Assets)*   Subadviser         Net Assets       Daily Net Assets)**
--------------------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND       First $500 million         0.900         Wells Capital   First $100 million         0.450
                                Next $500 million         0.850           Management     Next $100 million         0.400
                                  Next $2 billion         0.800         Incorporated     Over $200 million         0.350
                                  Next $2 billion         0.775
                                  Over $5 billion         0.750
--------------------------------------------------------------------------------------------------------------------------------

* Effective January 1, 2006. Prior to January 1, 2006, the investment subadviser(s) were entitled to be paid a monthly fee at the following rates:

                                                                              Subadvisory Fees
                                                           Average Daily        (% of Average
Fund                                 Subadviser              Net Assets       Daily Net Assets)
-----------------------------------------------------------------------------------------------
DISCOVERY FUND                      Wells Capital        First $200 million         0.350
                               Management Incorporated    Over $200 million         0.300
-----------------------------------------------------------------------------------------------
ENTERPRISE FUND                     Wells Capital        First $200 million         0.350
                               Management Incorporated    Over $200 million         0.300
-----------------------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND            Wells Capital        First $200 million         0.350
                               Management Incorporated    Over $200 million         0.300
-----------------------------------------------------------------------------------------------
OPPORTUNITY FUND                    Wells Capital        First $200 million         0.350
                               Management Incorporated    Over $200 million         0.300
-----------------------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND          Wells Capital        First $200 million         0.350
                               Management Incorporated    Over $200 million         0.300
-----------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND            Wells Capital        First $200 million         0.350
                               Management Incorporated    Over $200 million         0.300

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                            Administration Fees
                                         Average Daily         (% of Average
                                          Net Assets         Daily Net Assets)
--------------------------------------------------------------------------------
FUND LEVEL                              First $5 billion           0.05
                                         Next $5 billion           0.04
                                        Over $10 billion           0.03
--------------------------------------------------------------------------------
ADMINISTRATOR CLASS                     All asset levels           0.10
--------------------------------------------------------------------------------
ADVISOR CLASS                           All asset levels           0.28
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                     All asset levels           0.08
--------------------------------------------------------------------------------
INVESTOR CLASS                          All asset levels           0.45

      The trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
--------------------------------------------------------------------------------
ALL SMALL AND MID CAP STOCK FUNDS                                     0.02
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                  % of Average
Share Class                                                     Daily Net Assets
--------------------------------------------------------------------------------
ADMINISTRATOR CLASS, ADVISOR CLASS AND INVESTOR CLASS                 0.25
--------------------------------------------------------------------------------

      For the period November 1, 2005, through October 31, 2006, shareholder servicing fees paid were as follows:

Fund                                Administrator      Advisor       Investor
--------------------------------------------------------------------------------
DISCOVERY FUND                        $ 86,538             N/A      $  536,387
--------------------------------------------------------------------------------
ENTERPRISE FUND                          7,334        $  4,710         504,943
--------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND               179,577             N/A       1,492,552
--------------------------------------------------------------------------------
OPPORTUNITY FUND                       408,912         191,204       4,762,651
--------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND               6,197             N/A         608,325
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND               138,356             N/A         253,182

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect for the year ended October 31, 2006, were as follows:

                                        Net Operating Expense Ratios
                                        ----------------------------
Fund                         Administrator   Advisor   Institutional   Investor
--------------------------------------------------------------------------------
DISCOVERY FUND                   1.15%         N/A         0.95%        1.38%
--------------------------------------------------------------------------------
ENTERPRISE FUND                  1.15%        1.40%        0.90%        1.57%
--------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND         1.15%         N/A         0.90%        1.31%
--------------------------------------------------------------------------------
OPPORTUNITY FUND                 1.04%        1.29%         N/A         1.35%
--------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND       1.20%         N/A         1.00%        1.61%
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND         1.15%*        N/A         0.95%        1.57%**

 * Effective February 1, 2006, the expense cap for Small/Mid Cap Value Fund - Administrator class changed from 1.20% to 1.15%. The blended expense cap as of October 31, 2006 is 1.16%.

** Effective February 1, 2006, the expense cap for Small/Mid Cap Value Fund - Investor class changed from 1.62% to 1.57%. The blended expense cap as of October 31, 2006 is 1.58%.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the period ended October 31, 2006, were as follows:

Fund                               Purchases at Cost           Sales Proceeds
--------------------------------------------------------------------------------
DISCOVERY FUND                       $323,874,101              $  288,666,586
--------------------------------------------------------------------------------
ENTERPRISE FUND                       265,623,811                 292,230,963
--------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND              942,724,741                 911,947,730
--------------------------------------------------------------------------------
OPPORTUNITY FUND                      758,702,746               1,280,636,809
--------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND            373,375,076                 240,833,236
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND              214,157,957                  82,449,645

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      For the year ended October 31, 2006, there were no borrowings by the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund and Small/Mid Cap Value Fund.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended October 31, 2006, and October 31, 2005, was as follows:

                                  Ordinary Income         Long-Term Capital Gain               Total
                              ------------------------   -------------------------   -------------------------
Fund                             2006          2005          2006          2005          2006          2005
--------------------------------------------------------------------------------------------------------------
DISCOVERY FUND                $ 3,476,937   $3,934,260   $ 11,439,223   $4,608,701   $ 14,916,160   $8,542,961
--------------------------------------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND       66,772,096    5,424,334     37,814,136            0    104,586,232    5,424,334
--------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND               25,090,800            0    200,100,853            0    225,191,653            0
--------------------------------------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND      7,784,848    1,907,555      2,443,841       30,904     10,228,689    1,938,459
--------------------------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND          618,970      280,754      1,177,008      275,522      1,795,978      556,276
--------------------------------------------------------------------------------------------------------------

      As of October 31, 2006, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to tax deferral of losses on wash sales and different book and tax treatment of the exchange in share class of investments in mutual funds.

                                                                   Unrealized
                               Undistributed    Undistributed     Appreciation    Capital Loss
Fund                          Ordinary Income   Long-Term Gain   (Depreciation)   Carryforward         Total
-----------------------------------------------------------------------------------------------------------------
DISCOVERY FUND                  $         0      $ 14,930,509     $ 44,753,228    $           0    $  59,683,737
-----------------------------------------------------------------------------------------------------------------
ENTERPRISE FUND                           0                 0       23,280,896     (226,338,640)    (203,057,744)
-----------------------------------------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND         42,364,956        26,440,389       85,460,646                0      154,265,991
-----------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND                 54,086,114       293,072,000      377,537,382                0      724,695,496
-----------------------------------------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND       14,722,466         6,569,378       26,915,370                0       48,207,214
-----------------------------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND          1,509,307         1,793,411       12,961,339                0       16,264,057

7. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling $35 million by May 2009. Funds management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

8. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of October 31, 2006, Management does not believe the impact of the adoption of FIN 48 will be material to the financial statements.

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, and Small/Mid Cap Value Fund, (the "Funds"), six of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented, except as noted below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for each of the years in the three periods then ended December 31, 2003, and prior, were audited by other auditors whose report dated February 3, 2004 expressed an opinion on those financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of October 31, 2006, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


                                          /s/ KPMG LLP

Philadelphia, Pennsylvania
December 19, 2006

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION (UNAUDITED)

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund(s) listed below designates a percentage of its ordinary income dividends distributed during the year as qualifying for the corporate dividends-received deduction:

                                                            Ordinary Income
      Fund                                               Dividend Distribution %
--------------------------------------------------------------------------------
      DISCOVERY FUND                                              12.12%
--------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND                                     7.69%
--------------------------------------------------------------------------------
      OPPORTUNITY FUND                                            44.80%
--------------------------------------------------------------------------------
      SMALL CAP DISCIPLINED FUND                                  11.44%
--------------------------------------------------------------------------------
      SMALL/MID CAP VALUE FUND                                     8.93%
--------------------------------------------------------------------------------

      Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund(s) designates the following amounts as a long-term capital gain distributions for the year:

                                                                Capital Gain
      Fund                                                        Dividend
--------------------------------------------------------------------------------
      DISCOVERY FUND                                         $    11,439,223
--------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND                                    37,814,136
--------------------------------------------------------------------------------
      OPPORTUNITY FUND                                           200,100,853
--------------------------------------------------------------------------------
      SMALL CAP DISCIPLINED FUND                                   2,443,841
--------------------------------------------------------------------------------
      SMALL/MID CAP VALUE FUND                                     1,177,008
--------------------------------------------------------------------------------

      Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Fund(s) listed below designate the following percentage of their income dividends paid during the year as qualified dividend income (QDI):

                                                             Qualifying Dividend
      Fund                                                      Income (QDI)
--------------------------------------------------------------------------------
      DISCOVERY FUND                                         $       449,210
--------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND                                     5,907,881
--------------------------------------------------------------------------------
      OPPORTUNITY FUND                                            12,656,976
--------------------------------------------------------------------------------
      SMALL CAP DISCIPLINED FUND                                     910,416
--------------------------------------------------------------------------------
      SMALL/MID CAP VALUE FUND                                        96,246
--------------------------------------------------------------------------------

      Pursuant to Section 871(k)(1)(c) of the Code, the Fund(s) designate the following amount(s) of their income dividends paid during the year ended October 31, 2006, as interest-related dividends:

                                                              Interest-Related
      Fund                                                        Dividends
--------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND                               $         2,499
--------------------------------------------------------------------------------

      Pursuant to Section 871(k)(2)(c) of the Internal Revenue Code, the Fund(s) listed below designates the following amounts as short-term capital gain dividends for the year ended October 31, 2006:

                                                                 Short-Term
      Fund                                                      Capital Gain
--------------------------------------------------------------------------------
      DISCOVERY FUND                                         $     3,476,937
--------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND                                    66,425,124
--------------------------------------------------------------------------------
      OPPORTUNITY FUND                                            25,090,800
--------------------------------------------------------------------------------
      SMALL CAP DISCIPLINED FUND                                   7,784,848
--------------------------------------------------------------------------------
      SMALL/MID CAP VALUE FUND                                       618,970
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 142 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**         PAST FIVE YEARS                           OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987         Chair of Finance, Wake Forest             None
64                                                    University, since 2006. Benson-
                                                      Pruitt Professorship, Wake
                                                      Forest University, Calloway
                                                      School of Business and
                                                      Accountancy, since 1999.
-------------------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998         Chairman, CEO, and Co-Founder             None
64                        (Chairman, since 2001)      of Crystal Geyser Water Company,
                                                      and President of Crystal Geyser
                                                      Roxane Water Company.
-------------------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987         Retired. Prior thereto, President         None
73                                                    of Richard M. Leach Associates
                                                      (a financial consulting firm).
-------------------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006         Professor of Insurance and Risk           None
53                                                    Management, Wharton School,
                                                      University of Pennsylvania.
                                                      Director of the Boettner Center
                                                      on Pensions and Retirement.
                                                      Research Associate and Board
                                                      Member, Penn Aging Research
                                                      Center. Research Associate,
                                                      National Bureau of Economic
                                                      Research.
-------------------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996         Senior Counselor to the public            None
54                                                    relations firm of Himle-Horner,
                                                      and Senior Fellow at the
                                                      Humphrey Institute,
                                                      Minneapolis, Minnesota (a
                                                      public policy organization).
-------------------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996         Principal of the law firm of              None
66                                                    Willeke & Daniels.

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***

-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**         PAST FIVE YEARS                           OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987         Private Investor/Real Estate              None
62                                                    Developer. Prior thereto,
                                                      Chairman of White Point
                                                      Capital, LLC until 2005.
-------------------------------------------------------------------------------------------------------------------

OFFICERS

-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE           PAST FIVE YEARS                           OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003       Executive Vice President of               None
47                                                    Wells Fargo Bank, N.A. and
                                                      President of Wells Fargo Funds
                                                      Management, LLC. Senior
                                                      Vice President and Chief
                                                      Administrative Officer of Wells
                                                      Fargo Funds Management, LLC
                                                      from 2001 to 2003.
-------------------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000       Vice President and Managing               None
46                                                    Senior Counsel of Wells Fargo
                                                      Bank, N.A. and Senior Vice
                                                      President and Secretary of Wells
                                                      Fargo Funds Management, LLC.
                                                      Vice President and Senior
                                                      Counsel of Wells Fargo Bank,
                                                      N.A. from 1996 to 2003.
-------------------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer, since 2006       Vice President of Wells Fargo             None
33                                                    Bank, N.A. and Vice President
                                                      of Financial Operations for
                                                      Wells Fargo Funds
                                                      Management, LLC. Vice President and
                                                      Group Finance Officer of Wells
                                                      Fargo Bank, N.A. Auto Finance
                                                      Group from 2004 to 2006. Vice
                                                      President of Portfolio Risk
                                                      Management for Wells Fargo
                                                      Bank, N.A. Auto Finance Group
                                                      in 2004. Vice President of
                                                      Portfolio Research and Analysis
                                                      for Wells Fargo Bank, N.A.
                                                      Auto Finance Group from 2001
                                                      to 2004. Director of Small
                                                      Business Services Risk
                                                      Management for American Express
                                                      Travel Related Services from
                                                      2000 to 2001.
-------------------------------------------------------------------------------------------------------------------
Dorothy A. Peters         Chief Compliance            Chief Compliance Officer of               None
44                        Officer, since 2004         Wells Fargo Funds Management,
                                                      LLC since 2004 and Compliance
                                                      Officer of Wells Fargo Funds
                                                      Management, LLC from 1999 to
                                                      2002. Compliance Manager of
                                                      Wells Fargo Investments from
                                                      1997 to 1999. In 2002, Ms.
                                                      Peters left Wells Fargo Funds
                                                      Management, LLC to pursue
                                                      personal goals.
-------------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of October 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY
AGREEMENTS:

DISCOVERY FUND, ENTERPRISE FUND, MID CAP DISCIPLINED FUND, OPPORTUNITY FUND, SMALL CAP DISCIPLINED FUND AND SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund and Small/Mid Cap Value Fund (the "Funds"); and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment subadvisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on March 31, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 31, 2006, meeting, the Board, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions for discussions about these continuations and approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel, including, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and Wells Capital Management. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

      The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Funds Management's and Wells Capital Management's compensation programs for personnel involved in the management of the Funds.

      The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as Wells Capital Management.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods ended December 31, 2005. The Board also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance results for each Fund, except for the Mid Cap Disciplined Fund and Small Cap Disciplined Fund, were better than, or not appreciably below, the median performance of its Peer Group for all time periods. The Board noted that the Mid Cap Disciplined and Small Cap Disciplined Funds' short-term performance were lower than the median performance of the Funds' Peer Groups. Upon

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

further review, the Board noted that the Mid Cap Disciplined Fund's and Small Cap Disciplined Fund's underperformance was primarily due to poor stock selection, particularly in the media and consumer staple sectors, but noted that both Funds' longer-term performance remained strong. Accordingly, the Board asked for continued reports on the performance of the Mid Cap Disciplined Fund and Small Cap Disciplined Fund.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the Funds' net operating expense ratios were lower than, or not appreciably higher than, the Funds' Peer Groups' median net operating expense ratios.

      Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment subadvisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, equal to, or not appreciably higher than, the median rates of each respective Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses (including Wells Capital Management) of providing services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is the potential for realization of any further economies of scale for the Funds. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

      The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture commission costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management and Wells Capital Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board has conferred with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

LIST OF ABBREVIATIONS        WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    --  Association of Bay Area Governments
ADR     --  American Depositary Receipt
AMBAC   --  American Municipal Bond Assurance Corporation
AMT     --  Alternative Minimum Tax
ARM     --  Adjustable Rate Mortgages
BART    --  Bay Area Rapid Transit
CDA     --  Community Development Authority
CDSC    --  Contingent Deferred Sales Charge
CGIC    --  Capital Guaranty Insurance Company
CGY     --  Capital Guaranty Corporation
CMT     --  Constant Maturity Treasury
COFI    --  Cost of Funds Index
COP     --  Certificate of Participation
CP      --  Commercial Paper
CTF     --  Common Trust Fund
DW&P    --  Department of Water & Power
DWR     --  Department of Water Resources
EDFA    --  Education Finance Authority
FFCB    --  Federal Farm Credit Bank
FGIC    --  Financial Guaranty Insurance Corporation
FHA     --  Federal Housing Authority
FHLB    --  Federal Home Loan Bank
FHLMC   --  Federal Home Loan Mortgage Corporation
FNMA    --  Federal National Mortgage Association
FRN     --  Floating Rate Notes
FSA     --  Financial Security Assurance Incorporated
GDR     --  Global Depositary Receipt
GNMA    --  Government National Mortgage Association
GO      --  General Obligation
HFA     --  Housing Finance Authority
HFFA    --  Health Facilities Financing Authority
IDA     --  Industrial Development Authority
IDR     --  Industrial Development Revenue
LIBOR   --  London Interbank Offered Rate
LLC     --  Limited Liability Corporation
LOC     --  Letter of Credit
LP      --  Limited Partnership
MBIA    --  Municipal Bond Insurance Association
MFHR    --  Multi-Family Housing Revenue
MUD     --  Municipal Utility District
MTN     --  Medium Term Note
PCFA    --  Pollution Control Finance Authority
PCR     --  Pollution Control Revenue
PFA     --  Public Finance Authority
PLC     --  Private Placement
PSFG    --  Public School Fund Guaranty
RDA     --  Redevelopment Authority
RDFA    --  Redevelopment Finance Authority
REITS   --  Real Estate Investment Trusts
R&D     --  Research & Development
SFHR    --  Single Family Housing Revenue
SFMR    --  Single Family Mortgage Revenue
SLMA    --  Student Loan Marketing Association
STEERS  --  Structured Enhanced Return Trust
TBA     --  To Be Announced
TRAN    --  Tax Revenue Anticipation Notes
USD     --  Unified School District
V/R     --  Variable Rate
WEBS    --  World Equity Benchmark Shares
XLCA    --  XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS(SM) is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

                -----------------------------------------------------
                NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
                -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo Funds Management, LLC. All rights reserved.

                         www.wellsfargo.com/advantagefunds

                                                                    100939 12-06
                                                              ASMCNL/AR123 10-06

ITEM 2.  CODE OF ETHICS
=======================

As of the end of the period, October 31, 2006, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
======================
(a)
AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended October 31, 2005 and October 31, 2006 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

         For the fiscal years ended October 31, 2005 and October 31, 2006, the Audit Fees were $1,944,800 and $1,843,600, respectively.

(b)
AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended October 31, 2005 and October 31, 2006 for assurance and related services by the principal accountant for the Registrant.

(c)
TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended October 31, 2005 and October 31, 2006 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

         For the fiscal years ended October 31, 2005 and October 31, 2006, the Tax Fees were $84,325 and $110,800, respectively. The incurred Tax Fees are comprised of excise tax review services.

         For the fiscal years ended October 31, 2005 and October 31, 2006, the Tax Fees were $370,774 and $178,000, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)
ALL OTHER FEES - There were no other fees incurred for the fiscal years ended October 31, 2005 and October 31, 2006.

(e)(1)
The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)
Not Applicable.

(f) Not Applicable.

(g)
Provided below are the aggregate non-audit fees billed for the fiscal years ended October 31, 2005 and October 31, 2006, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

         For the fiscal years ended October 31, 2005 and October 31, 2006, the Registrant incurred non-audit fees in the amount of $115,000 and $170,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

         For the fiscal years ended October 31, 2005 and October 31, 2006, the Registrant's investment adviser incurred non-audit fees in the amount of $148,500 and $44,000, respectively. The non-audit fees for the year ended October 31, 2005 consist of procedure reviews for pending mergers associated with fund reorganizations. The non-audit fees for the year ended October 31, 2006 relates to examinations of securities pursuant to rule 206 (4)- 2 under the Investment Advisors Act of 1940.

(h)
The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
=============================================
Not applicable.


ITEMS 6.  SCHEDULE OF INVESTMENTS
=================================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=============================================================================
Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
=============================================================================
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECUIRTY HOLDERS
============================================================
Not applicable.


ITEM 11.  CONTROLS AND PROCEDURES
================================
(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS
=================
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     Wells Fargo Funds Trust

                                                     By: /s/ Karla M. Rabusch
                                                         --------------------
                                                         Karla M. Rabusch
                                                         President

Date: December 19, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.



                                       By: /s/ Karla M. Rabusch
                                           --------------------
                                           Karla M. Rabusch
                                           President

Date: December 19, 2006


                                       By: /s/ A. Erdem Cimen
                                           ------------------
                                           A. Erdem Cimen
                                           Treasurer

Date: December 19, 2006